            As filed with the Securities and Exchange
                 Commission on February 27, 2001

                                               File Nos. 33-45328
                                                        811-06554

               SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C. 20549

                            FORM N-1A

     REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                  Pre-Effective Amendment No.

             Post-Effective Amendment No. 24              X

                             and/or

 REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

                    Amendment No. 24                      X

      ALLIANCE NORTH AMERICAN GOVERNMENT INCOME TRUST, INC.
       (Exact Name of Registrant as Specified in Charter)
     1345 Avenue of the Americas, New York, New York  10105
      (Address of Principal Executive Office)    (Zip Code)

       Registrant's Telephone Number, including Area Code:
                         (800) 221-5672


                      EDMUND P. BERGAN, JR.
                Alliance Capital Management L.P.
                   1345 Avenue of the Americas
                    New York, New York  10105
             (Name and address of agent for service)

                  Copies of communications to:
                       Thomas G. MacDonald
                       Seward & Kissel LLP
                     One Battery Park Plaza
                    New York, New York 10004

It is proposed that this filing will become effective (check appropriate box)
         immediately upon filing pursuant to paragraph (b)
      X  on March 1, 2001 pursuant to paragraph (b)
         60 days after filing pursuant to paragraph (a)(1)
         on (date) pursuant to paragraph (a)(1)

         75 days after filing pursuant to paragraph (a)(2) on (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:
_____ This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

The Alliance Bond Funds

The Alliance Bond Funds provide a broad selection of investment alternatives to investors seeking high current income.

Prospectus and Application


March 1, 2001


Investment Grade Funds

    > Alliance U.S. Government Portfolio
    > Alliance Quality Bond Portfolio

Corporate Bond Funds

    > Alliance Corporate Bond Portfolio
    > Alliance High Yield Fund

Multi-Sector Fund

    > Alliance Global Strategic Income Trust

Global Bond Funds

    > Alliance North American Government Income Trust
    > Alliance Global Dollar Government Fund
    > Alliance Multi-Market Strategy Trust

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

                                                      Alliance Capital [LOGO](R)

Investment Products Offered
---------------------------
> Are Not FDIC Insured
> May Lose Value
> Are Not Bank Guaranteed

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                                TABLE OF CONTENTS
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                                                                            Page
RISK/RETURN SUMMARY .......................................................    3
Investment Grade Funds ....................................................    4
Corporate Bond Funds ......................................................    6
Multi-Sector Fund .........................................................    8
Global Bond Funds .........................................................    9
Summary of Principal Risks ................................................   12
Principal Risks by Fund ...................................................   14

FEES AND EXPENSES OF THE FUNDS ............................................   15

GLOSSARY ..................................................................   17

DESCRIPTION OF THE FUNDS ..................................................   18
Investment Objectives and Principal Policies ..............................   18
Description of Additional Investment Practices ............................   24


Additional Risk Considerations ............................................   34


MANAGEMENT OF THE FUNDS ...................................................   38

PURCHASE AND SALE OF SHARES ...............................................   40
How The Funds Value Their Shares ..........................................   40
How To Buy Shares .........................................................   40
How To Exchange Shares ....................................................   40


How To Sell Shares ........................................................   40


DIVIDENDS, DISTRIBUTIONS AND TAXES ........................................   41

DISTRIBUTION ARRANGEMENTS .................................................   42


GENERAL INFORMATION .......................................................   43


FINANCIAL HIGHLIGHTS ......................................................   45

APPENDIX A: BOND RATINGS ..................................................   52


APPENDIX B: GENERAL INFORMATION ABOUT
  CANADA, MEXICO AND ARGENTINA ............................................   54


The Funds' investment adviser is Alliance Capital Management L.P., a global investment manager providing diversified services to institutions and individuals through a broad line of investments including more than 100 mutual funds.

RISK/RETURN SUMMARY

The following is a summary of certain key information about the Alliance Bond Funds. You will find additional information about each Fund, including a detailed description of the risks of an investment in each Fund, after this Summary.

The Risk/Return Summary describes the Funds' objectives, principal investment strategies, principal risks and fees. Each Fund's Summary page includes a short discussion of some of the principal risks of investing in that Fund. A further discussion of these and other risks is on pages 12-14.

More detailed descriptions of the Funds, including the risks associated with investing in the Funds, can be found further back in this Prospectus. Please be sure to read this additional information BEFORE you invest. Each of the Funds may at times use certain types of investment derivatives such as options, futures, forwards, and swaps. The use of these techniques involves special risks that are discussed in this Prospectus.

The Risk/Return Summary includes a table for each Fund showing its average annual returns and a bar chart showing its annual returns. The table and the bar chart provide an indication of the historical risk of an investment in each Fund by showing:

o how the Fund's average annual returns for one, five, and 10 years (or over the life of the Fund if the Fund is less than 10 years old) compare to those of a broad based securities market index; and

o changes in the Fund's performance from year to year over 10 years (or over the life of the Fund if the Fund is less than 10 years old).

A Fund's past performance, of course, does not necessarily indicate how it will perform in the future. As with all investments, you may lose money by investing in the Funds.

INVESTMENT GRADE FUNDS

The Investment Grade Funds offer a selection of alternatives to investors seeking high current income consistent with the preservation of capital through investments primarily in investment grade (rated Baa or BBB or above) securities.

Alliance U.S. Government Portfolio
--------------------------------------------------------------------------------

OBJECTIVE:

The Fund's investment objective is a high level of current income that is consistent with Alliance's determination of prudent investment risk.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS:

The Fund invests primarily in U.S. Government securities, including mortgage-related securities, repurchase agreements and forward contracts relating to U.S. Government securities. The Fund also may invest in non-U.S. Government mortgage-related and asset-backed securities and in high grade debt securities secured by mortgages on commercial real estate or residential rental properties. The average weighted maturity of the Fund's investments varies between one year or less and 30 years.

Among the principal risks of investing in the Fund are interest rate risk, credit risk, and market risk. Because the Fund may invest in mortgage-related and asset-backed securities, it is subject to the risk that mortgage loans or other obligations will be prepaid when interest rates decline, forcing the Fund to reinvest in securities with lower interest rates. For this and other reasons, mortgage-related and asset-backed securities may have significantly greater price and yield volatility than traditional debt securities.

The table and bar chart provide an indication of the historical risk of an investment in the Fund.


PERFORMANCE TABLE
--------------------------------------------------------------------------------
                                               1 Year      5 Years      10 Years
--------------------------------------------------------------------------------
Class A                                         7.60%       4.27%          6.35%
--------------------------------------------------------------------------------
Class B                                         8.63%       4.43%          6.38%
--------------------------------------------------------------------------------
Class C                                        10.62%       4.40%          6.12%
--------------------------------------------------------------------------------
Lehman Brothers
Government
Bond Index                                     13.24%       6.49%          7.92%
--------------------------------------------------------------------------------

The average annual total returns in the performance table are for the periods ended December 31, 2000 and reflect imposition of the maximum front-end or contingent deferred sales charges and conversion of Class B shares to Class A shares after the applicable period.

Performance information for periods prior to the inception of Class B shares (9/30/91) and Class C shares (5/3/93) is the performance of the Fund's Class A shares adjusted to reflect the higher expense ratio of Class B and Class C shares. The average annual total returns for Class B and Class C shares since their actual inception dates were 5.93% and 4.72%, respectively. Index returns for the comparable periods (which date from month-end following applicable Class inception date) were 7.54% and 6.81%, respectively.


BAR CHART
--------------------------------------------------------------------------------


The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.


   [THE FOLLOWING TABLE WAS DEPICTED AS A BAR CHART IN THE PRINTED MATERIAL.]

15.74    6.03    9.72    -4.38    16.58    0.34    8.55    8.60    -3.21  12.46
--------------------------------------------------------------------------------
   91      92      93       94       95      96      97      98       99     00
                                                               Calendar Year End

You should consider an investment in the Fund as a long-term investment. The Fund's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Fund's:


Best quarter was up 6.12%, 3rd quarter, 1991; and Worst quarter was down -3.41%, 1st quarter, 1994.

Alliance Quality Bond Portfolio
--------------------------------------------------------------------------------

OBJECTIVE:

The Fund's investment objective is high current income consistent with preservation of capital by investing in investment grade fixed-income securities.


PRINCIPAL INVESTMENT STRATEGIES AND RISKS:


The Fund invests in readily marketable securities that do not involve undue risk of capital. The Fund normally invests all of its assets in securities that are rated at least BBB- by S&P or, if unrated, are of comparable quality. The Fund has the flexibility to invest in long- and short-term fixed-income securities depending on Alliance's assessment of prospective cyclical interest rate changes.

The Fund also may:

o     use derivatives strategies;

o invest in convertible debt securities, preferred stock and dividend-paying stocks;

o     invest in U.S. Government obligations; and

o     invest in foreign fixed-income securities.


Among the principal risks of investing in the Fund are interest rate risk, credit risk, derivatives risk and market risk. To the extent the Fund invests in foreign fixed-income securities, it has foreign risk and currency risk.

The table and bar chart provide an indication of the historical risk of an investment in the Fund.

PERFORMANCE TABLE
--------------------------------------------------------------------------------
                                                                           Since
                                                             1 Year    Inception
--------------------------------------------------------------------------------
Class A                                                       6.57%       4.76%
--------------------------------------------------------------------------------
Class B                                                       7.37%       5.69%
--------------------------------------------------------------------------------
Class C                                                       9.50%       6.92%
--------------------------------------------------------------------------------
Lehman Brothers
Aggregate
Bond Index                                                   11.63%       8.82%
--------------------------------------------------------------------------------

The average annual total returns in the performance table are for the periods ended December 31, 2000 and reflect imposition of the maximum front-end or contingent deferred sales charges and conversion of Class B shares to Class A shares after the applicable period. Since Inception returns are from inception of Class A, Class B and Class C shares (7/1/99). Since Inception index return is from month-end of inception of Class A, Class B and Class C shares.

BAR CHART
--------------------------------------------------------------------------------

The annual return in the bar chart is for the Fund's Class A shares and does not reflect sales loads. If sales loads were reflected, returns would be less than those shown.


   [THE FOLLOWING TABLE WAS DEPICTED AS A BAR CHART IN THE PRINTED MATERIAL.]

n/a     n/a     n/a      n/a      n/a     n/a     n/a     n/a      n/a    11.28
--------------------------------------------------------------------------------
 91      92      93       94       95      96      97      98       99     00
                                                               Calendar Year End


You should consider an investment in the Fund as a long-term investment. The Fund's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Fund's:

Best quarter was up 4.36%, 4th quarter, 2000; and Worst quarter was up 1.26%, 2nd quarter, 2000.

CORPORATE BOND FUNDS

The Corporate Bond Funds offer a selection of alternatives to investors seeking to maximize current income through investments in corporate bonds.

Alliance Corporate Bond Portfolio
--------------------------------------------------------------------------------

OBJECTIVE:

The Fund's investment objective is primarily to maximize income over the long term to the extent consistent with providing reasonable safety in the value of each shareholder's investment, and secondarily to increase its capital through appreciation of its investments in order to preserve and, if possible, increase the purchasing power of each shareholder's investment.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS:

The Fund invests primarily in corporate bonds. The Fund may invest up to 50% of its total assets in foreign debt securities, primarily corporate debt securities and sovereign debt obligations. All of the Fund's investments, whether foreign or domestic, will be U.S. Dollar denominated. The Fund also may invest in income-producing equity securities. While the Fund invests primarily (currently 65%) in investment grade debt securities, it also may invest a significant amount of its total assets in lower-rated debt securities. The average weighted maturity of the Fund's investments varies between one year or less and 30 years.

The Fund pursues a more aggressive investment strategy than other corporate bond funds. The Fund's investments tend to have a relatively long average weighted maturity and duration. The Fund emphasizes both foreign corporate and sovereign debt obligations, as well as corporate bonds that are expected to benefit from improvements in their issuers' credit fundamentals.

Among the principal risks of investing in the Fund are interest rate risk, credit risk, and market risk. Because the Fund emphasizes investments with a relatively long average maturity and duration, its returns may be more volatile than other corporate bond funds. To the extent the Fund invests in lower-rated securities, your investment is subject to more credit risk than an investment in a fund that invests solely in higher-rated securities. The Fund's investments in foreign debt obligations have foreign risk.

The table and bar chart provide an indication of the historical risk of an investment in the Fund.


PERFORMANCE TABLE
--------------------------------------------------------------------------------
                                               1 Year      5 Years      10 Years
--------------------------------------------------------------------------------
Class A                                        3.52%       5.35%         9.78%
--------------------------------------------------------------------------------
Class B                                        4.42%       5.54%         9.72%
--------------------------------------------------------------------------------
Class C                                        6.40%       5.54%         9.50%
--------------------------------------------------------------------------------
Lehman Brothers
Long BAA U.S.
Credit Index                                   7.14%       5.33%         9.10%
--------------------------------------------------------------------------------

The average annual total returns in the performance table are for the periods ended December 31, 2000 and reflect imposition of the maximum front-end or contingent deferred sales charges and conversion of Class B shares to Class A shares after the applicable period.

Performance information for periods prior to the inception of Class B shares (1/8/93) and Class C shares (5/3/93) is the performance of the Fund's Class A shares adjusted to reflect the higher expense ratio of Class B and Class C shares. The average annual total returns for Class B and Class C shares since their actual inception dates were 8.40% and 6.96%, respectively. Index returns for the comparable periods (which date from month-end following applicable class inception date) were 7.34% and 7.10%, respectively.


BAR CHART
--------------------------------------------------------------------------------


The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.


   [THE FOLLOWING TABLE WAS DEPICTED AS A BAR CHART IN THE PRINTED MATERIAL.]

18.05   13.07   31.09   -12.75    27.98   10.02   11.81   -0.03     1.94   8.18
--------------------------------------------------------------------------------
   91      92      93       94       95      96      97      98       99     00
                                                               Calendar Year End

You should consider an investment in the Fund as a long-term investment. The Fund's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Fund's:


Best quarter was up 15.61%, 2nd quarter, 1995; and Worst quarter was down -8.43%, 1st quarter, 1994.

Alliance High Yield Fund
--------------------------------------------------------------------------------

OBJECTIVE:

The Fund's investment objective is to achieve a high total return by maximizing current income and, to the extent consistent with that objective, capital appreciation.


PRINCIPAL INVESTMENT STRATEGIES AND RISKS:


The Fund primarily invests in high yield, below investment grade debt securities, commonly known as "junk bonds." The Fund seeks to maximize current income by taking advantage of market developments, yield disparities, and variations in the creditworthiness of issuers.

Among the principal risks of investing in the Fund are interest rate risk, credit risk, and market risk. Because the Fund invests in lower-rated securities, it has significantly more risk than other types of bond funds and its returns will be more volatile. The Fund's investments in foreign securities have foreign risk and currency risk.

The table and bar chart provide an indication of the historical risk of an investment in the Fund.


PERFORMANCE TABLE
--------------------------------------------------------------------------------
                                                                           Since
                                                               1 Year  Inception
--------------------------------------------------------------------------------
Class A                                                         -15.66%    0.33%
--------------------------------------------------------------------------------
Class B                                                         -15.61%    0.63%
--------------------------------------------------------------------------------
Class C                                                         -13.15%    0.85%
--------------------------------------------------------------------------------
First Boston
High Yield Index                                                -5.21%     2.21%
--------------------------------------------------------------------------------

The average annual total returns in the performance table are for the periods ended December 31, 2000 and reflect imposition of the maximum front-end or contingent deferred sales charges and conversion of Class B shares to Class A shares after the applicable period. Since Inception returns are from inception of Class A, Class B and Class C shares (4/22/97). Since Inception index return is from month-end of inception of Class A, Class B and Class C shares.


BAR CHART
--------------------------------------------------------------------------------


The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.


   [THE FOLLOWING TABLE WAS DEPICTED AS A BAR CHART IN THE PRINTED MATERIAL.]

  n/a     n/a    n/a    n/a     n/a     n/a    n/a    n/a  -1.69   -1.79  -11.83
--------------------------------------------------------------------------------
   91      92      93       94       95      96      97      98       99     00
                                                               Calendar Year End

You should consider an investment in the Fund as a long-term investment. The Fund's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Fund's:


Best quarter was up 6.29%, 1st quarter, 1998; and Worst quarter was down -9.63%, 3rd quarter, 1998.

MULTI-SECTOR FUND


The Multi-Sector Fund offers investors seeking high current income the alternative of investing in a variety of traditional and non-traditional fixed-income sectors based on Alliance's evaluation of changes in major economic and credit cycles around the world.


Alliance Global Strategic Income Trust
--------------------------------------------------------------------------------

OBJECTIVE:

The Fund's investment objective is primarily a high level of current income and, secondarily, capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS:

The Fund primarily invests in debt securities of U.S. and non-U.S. companies, U.S. Government and foreign governments, and supranational entities. The Fund's foreign investments are generally denominated in foreign currencies. The Fund, however, generally seeks to hedge currency risk. The Fund normally invests at least 65% of its total assets in debt securities of companies located in at least three countries, one of which may be the United States. The Fund limits its investments in any one foreign country to 25% of its total assets.

The Fund invests at least 65% of its total assets in investment grade securities, but also may invest up to 35% of its total assets in lower-rated securities. The average weighted maturity of the Fund's investments varies between five and 30 years.

The Fund may use significant borrowings and reverse repurchase agreements and dollar rolls for leverage. The Fund also may:

o     use derivatives strategies;

o     invest in structured securities;

o     invest in Eurodollar instruments and foreign currencies;

o     invest in asset-backed and mortgage-related securities;

o     enter into repurchase agreements; and

o     invest in floating, variable, and inverse floating rate securities.

Among the principal risks of investing in the Fund are interest rate risk, credit risk, market risk, and leveraging risk. The Fund's investments in foreign issuers have foreign risk and currency risk. To the extent the Fund invests in lower-rated securities, your investment is subject to more risk than an investment in a fund that invests primarily in higher-rated securities. The Fund's use of derivatives strategies has derivatives risk. In addition, the Fund is "non-diversified," meaning that it invests more of its assets in a smaller number of issuers than many other funds. Changes in the value of a single security may have a more significant effect, either negative or positive, on the Fund's net asset value.

The table and bar chart provide an indication of the historical risk of an investment in the Fund.


PERFORMANCE TABLE
--------------------------------------------------------------------------------
                                                                           Since
                                                              1 Year   Inception
--------------------------------------------------------------------------------
Class A                                                        0.11%       9.04%
--------------------------------------------------------------------------------
Class B                                                        0.06%       9.25%
--------------------------------------------------------------------------------
Class C                                                        2.99%       9.27%
--------------------------------------------------------------------------------
Lehman Brothers
Aggregate Bond Index                                          11.63%       6.43%
--------------------------------------------------------------------------------

The average annual total returns in the performance table are for the periods ended December 31, 2000 and reflect imposition of the maximum front-end or contingent deferred sales charges and conversion of Class B shares to Class A shares after the applicable period. Since Inception returns are from inception of Class A shares (1/9/96). Since Inception index return is from month-end of inception of Class A shares.

Performance information for periods prior to the inception of Class B shares and Class C shares (3/21/96) is the performance of the Fund's Class A shares adjusted to reflect the higher expense ratio of Class B and Class C shares. The average annual total returns for Class B and Class C shares since their actual inception dates were 9.28% and 9.30%, respectively. The index return for the comparable period (which dates from month-end following applicable Class inception date) was 7.21%.


BAR CHART
--------------------------------------------------------------------------------


The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.


   [THE FOLLOWING TABLE WAS DEPICTED AS A BAR CHART IN THE PRINTED MATERIAL.]

  n/a     n/a     n/a      n/a      n/a     n/a   14.96    1.99     7.47   4.63
--------------------------------------------------------------------------------
   91      92      93       94       95      96      97      98       99     00
                                                               Calendar Year End

You should consider an investment in the Fund as a long-term investment. The Fund's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Fund's:


Best quarter was up 6.86%, 2nd quarter, 1997; and Worst quarter was down -5.68%, 3rd quarter, 1998.

GLOBAL BOND FUNDS

The Global Bond Funds offer a selection of alternatives to investors seeking a high level of current income through investments primarily in foreign government securities.

Alliance North American Government Income Trust
--------------------------------------------------------------------------------

OBJECTIVE:

The Fund's investment objective is the highest level of current income, consistent with what Alliance considers to be prudent investment risk, that is available from a portfolio of debt securities issued or guaranteed by the governments of the United States, Canada, or Mexico, their political subdivisions (including Canadian Provinces but excluding states of the United States), agencies, instrumentalities or authorities.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS:

The Fund primarily invests in debt securities issued or guaranteed by: (i) the federal governments of the United States, Canada, and Mexico; (ii) government-related entities in the United States, Canada, and Mexico; and (iii) the provincial governments of Canada and Mexico. The Fund also invests significantly in debt securities issued by Argentine government entities. The Fund also may invest in debt securities of other Central and South American countries. These investments are investment grade securities generally denominated in each country's currency, but at least 25% of the Fund's assets are in U.S. Dollar-denominated securities. The average weighted maturity of the Fund's portfolio is expected to vary between one year or less and 30 years.

The Fund may use significant borrowings for leverage. The Fund also may:

o     use derivative strategies; and

o     invest in variable, floating, and inverse floating rate instruments.

Among the principal risks of investing in the Fund are interest rate risk, credit risk, market risk and leveraging risk. The Fund's investments in debt securities of Canada, Mexico, and Argentina have foreign risk and currency risk. Your investment also has the risk that market changes or other events affecting these countries, including potential instability and unpredictable economic conditions, may have a more significant effect on the Fund's net asset value. In addition, the Fund is "non-diversified," meaning that it invests more of its assets in a smaller number of issuers than many other funds. Changes in the value of a single security may have a more significant effect, either negative or positive, on the Fund's net asset value.

The table and bar chart provide an indication of the historical risk of an investment in the Fund.


PERFORMANCE TABLE
--------------------------------------------------------------------------------
                                                                           Since
                                                    1 Year   5 Years   Inception
--------------------------------------------------------------------------------
Class A                                             13.45%   13.24%     9.04%
--------------------------------------------------------------------------------
Class B                                             14.78%   13.34%     8.97%
--------------------------------------------------------------------------------
Class C                                             16.62%   13.34%     8.72%
--------------------------------------------------------------------------------
Lehman Brothers
Aggregate Bond
Index                                               11.63%    6.46%     7.47%
--------------------------------------------------------------------------------

The average annual total returns in the performance table are for the periods ended December 31, 2000 and reflect imposition of the maximum front-end or contingent deferred sales charges and conversion of Class B shares to Class A shares after the applicable period. Since Inception returns are from inception of Class A and Class B shares (3/27/92). Since Inception index return is from month-end of inception of Class A and Class B shares.

Performance information for periods prior to the inception of Class C shares (5/3/93) is the performance of the Fund's Class A shares adjusted to reflect the higher expense ratio of Class C shares. The average annual total return for Class C shares since its inception date was 8.42%. The index return for the comparable period (which dates from month-end following the Class C inception date) was 6.78%.


BAR CHART
--------------------------------------------------------------------------------


The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.


   [THE FOLLOWING TABLE WAS DEPICTED AS A BAR CHART IN THE PRINTED MATERIAL.]

  n/a     n/a    18.64   -30.24   31.01   24.20   14.98    6.53     7.87   18.53
--------------------------------------------------------------------------------
   91      92      93       94       95      96      97      98       99     00
                                                               Calendar Year End

You should consider an investment in the Fund as a long-term investment. The Fund's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Fund's:


Best quarter was up 17.23%, 2nd quarter, 1995; and Worst quarter was down -23.19%, 4th quarter, 1994.

Alliance Global Dollar Government Fund
--------------------------------------------------------------------------------

OBJECTIVE:

The Fund's investment objective is a high level of current income and, secondarily, capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS:

The Fund invests primarily in sovereign debt obligations, although it may invest up to 35% of its total assets in U.S. and non-U.S. corporate debt securities. The Fund invests substantially all of its assets in lower-rated securities or unrated securities of equivalent quality. The Fund's investments in sovereign debt obligations and corporate debt securities are U.S. Dollar-denominated.


The Fund's non-U.S. investments emphasize emerging markets and developing countries. The Fund limits its investments in the sovereign debt obligations of any one country to less than 25% of its total assets, although the Fund may invest up to 30% of its total assets in the sovereign debt obligations and corporate fixed-income securities of issuers in each of Argentina, Brazil, Mexico, Morocco, the Philippines, Russia and Venezuela. The Fund expects that it will not invest more than 10% of its total assets in any other single foreign country.


The average weighted maturity of the Fund's investments ranges from nine years to longer than 25 years, depending upon the type of securities.

The Fund may use significant borrowings and reverse repurchase agreements and dollar rolls for leverage. The Fund also may use derivatives strategies; invest in structured securities; invest in fixed and floating rate loans to sovereign debt issuers; enter into repurchase agreements; and invest in variable, floating, and inverse floating rate securities.

Among the principal risks of investing in the Fund are interest rate risk, credit risk, market risk, derivatives risk and leveraging risk. Because the Fund invests in lower-rated securities, it has significantly more risk than other types of bond funds and its returns will be more volatile. The Fund's investments in foreign securities have foreign risk and country or geographic risk. Because the Fund invests in emerging markets and in developing countries, the Fund's returns will be significantly more volatile and may differ substantially from returns in the U.S. bond markets generally. Your investment also has the risk that market changes or other factors affecting emerging markets and developing countries, including political instability and unpredictable economic conditions, may have a significant effect on the Fund's net asset value. In addition, the Fund is "non-diversified," meaning that it invests more of its assets in a smaller number of issuers than many other funds. Changes in the value of a single security may have a more significant effect, either negative or positive, on the Fund's net asset value.

The table and bar chart provide an indication of the historical risk of an investment in the Fund.


PERFORMANCE TABLE
--------------------------------------------------------------------------------
                                                                           Since
                                                    1 Year   5 Years   Inception
--------------------------------------------------------------------------------
Class A                                               9.61%    10.47%    8.83%
--------------------------------------------------------------------------------
Class B                                              10.44%    10.55%    8.79%
--------------------------------------------------------------------------------
Class C                                              12.41%    10.59%    8.68%
--------------------------------------------------------------------------------
J.P. Morgan
Emerging
Markets Bond
Index                                                14.63%    14.08%   12.08%
--------------------------------------------------------------------------------

The average annual total returns in the performance table are for the periods ended December 31, 2000 and reflect imposition of the maximum front-end or contingent deferred sales charges and conversion of Class B shares to Class A shares after the applicable period. Since Inception returns are from inception of Class A, Class B and Class C shares (2/25/94). Since Inception index return is from month-end of inception of Class A, Class B and Class C shares.


BAR CHART
--------------------------------------------------------------------------------


The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.


   [THE FOLLOWING TABLE WAS DEPICTED AS A BAR CHART IN THE PRINTED MATERIAL.]

  n/a     n/a     n/a      n/a    25.47   39.44    9.01   -22.05   26.34  14.56
--------------------------------------------------------------------------------
   91      92      93       94       95      96      97      98       99     00
                                                               Calendar Year End

You should consider an investment in the Fund as a long-term investment. The Fund's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Fund's:


Best quarter was up 26.16%, 2nd quarter, 1995; and Worst quarter was down -28.68%, 3rd quarter, 1998.

Alliance Multi-Market Strategy Trust
--------------------------------------------------------------------------------

OBJECTIVE:

The Fund's investment objective is the highest level of current income that is available, consistent with what Alliance considers to be prudent investment risk, from a portfolio of high-quality debt securities having remaining maturities of not more than five years.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS:

The Fund invests in high-quality debt securities having remaining maturities of not more than five years, with a high proportion of investments in money market instruments. The Fund seeks investment opportunities in foreign, as well as domestic, securities markets. Normally, at least 70% of the Fund's debt securities will be denominated in foreign currencies. The Fund limits its investments in a single currency other than the U.S. Dollar to 25% of its net assets, except for the Euro in which the Fund may invest up to 50% of its net assets.

The Fund concentrates at least 25% of its total assets in debt instruments issued by domestic and foreign banking companies. The Fund may use significant borrowings for leverage. The Fund also may:

o     use derivatives strategies;

o     invest in prime commercial paper or unrated paper of equivalent quality;

o     enter into repurchase agreements; and

o     invest in variable, floating, and inverse floating rate securities.

Among the principal risks of investing in the Fund are interest rate risk, credit risk, market risk, and leveraging risk. The Fund's investments in debt securities denominated in foreign currencies have foreign risk and currency risk. In addition, the Fund is "non-diversified" meaning that it invests more of its assets in a smaller number of issuers than many other funds. Changes in the value of a single security may have a more significant effect, either negative or positive, on the Fund's net asset value.

The table and bar chart provide an indication of the historical risk of an investment in the Fund.


PERFORMANCE TABLE
--------------------------------------------------------------------------------
                                                                           Since
                                                    1 Year   5 Years   Inception
--------------------------------------------------------------------------------
Class A                                             0.64%      6.32%     3.54%
--------------------------------------------------------------------------------
Class B                                             1.55%      6.44%     3.50%
--------------------------------------------------------------------------------
Class C                                             3.63%      6.45%     3.24%
--------------------------------------------------------------------------------
Merrill Lynch
1-3 Year
Government
Bond Index                                          7.99%      5.92%     6.29%
--------------------------------------------------------------------------------

The average annual total returns in the performance table are for the periods ended December 31, 2000 and reflect imposition of the maximum front-end or contingent deferred sales charges and conversion of Class B shares to Class A shares after the applicable period. Since Inception returns are from inception of Class A and Class B shares (5/29/91). Since Inception index return is from month-end of inception of Class A and Class B shares.

Performance information for periods prior to the inception of Class C shares (5/3/93) is the performance of the Fund's Class A shares adjusted to reflect the higher expense ratio of Class C shares. The average annual total return for Class C shares since its actual inception date was 3.74%. The index return for the comparable period (which dates from month-end following the Class C inception date) was 5.77%.


BAR CHART
--------------------------------------------------------------------------------


The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.


   [THE FOLLOWING TABLE WAS DEPICTED AS A BAR CHART IN THE PRINTED MATERIAL.]

  n/a   -2.49   10.91   -12.77     6.00   16.19    6.71    6.17     2.58   5.19
--------------------------------------------------------------------------------
   91      92      93       94       95      96      97      98       99     00
                                                               Calendar Year End

You should consider an investment in the Fund as a long-term investment. The Fund's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Fund's:


Best quarter was up 5.46%, 2nd quarter, 1995; and Worst quarter was down -8.18%, 4th quarter, 1994.

SUMMARY OF PRINCIPAL RISKS


The value of your investment in a Fund will change with changes in the values of that Fund's investments. Many factors can affect those values. In this Summary, we describe the principal risks that may affect a Fund's portfolio as a whole. These risks and the Funds particularly subject to these risks appear in a chart at the end of this section. All Funds could be subject to additional principal risks because the types of investments made by each Fund can change over time. This Prospectus has additional descriptions of the types of investments that appear in bold type in the discussions under "Description of Additional Investment Practices" or "Additional Risk Considerations." These sections also include more information about the Funds, their investments, and related risks.


INTEREST RATE RISK

This is the risk that changes in interest rates will affect the value of a Fund's investments in debt securities, such as bonds, notes and asset-backed securities, or other income-producing securities. Debt securities are obligations of the issuer to make payments of principal and/or interest on future dates. All of the Funds have interest rate risk. Increases in interest rates may cause the value of a Fund's investments to decline.

Even Funds such as the Alliance U.S. Government and Alliance Quality Bond that invest a substantial portion of their assets in the highest quality debt securities, including U.S. Government securities, are subject to interest rate risk. Interest rate risk generally is greater for those Funds that invest a significant portion of their assets in lower-rated securities or comparable unrated securities such as Alliance Corporate Bond, Alliance High Yield, Alliance Global Strategic Income and Alliance Global Dollar Government.

Interest rate risk is generally greater for Funds that invest in debt securities with longer maturities, such as Alliance Corporate Bond, Alliance Global Strategic Income, Alliance North American Government Income and Alliance Global Dollar Government. This risk is compounded for the Funds that invest a substantial portion of their assets in mortgage-related or other asset-backed securities, such as Alliance U.S. Government and Alliance Quality Bond. The value of these securities is affected more by changes in interest rates because when interest rates rise, the maturities of these types of securities tend to lengthen and the value of the securities decreases more significantly. In addition, these types of securities are subject to prepayment when interest rates fall, which generally results in lower returns because the Funds must reinvest their assets in debt securities with lower interest rates. Increased interest rate risk also is likely for Alliance Quality Bond, Alliance Corporate Bond, Alliance Global Strategic Income and Alliance Global Dollar Government, which invest in debt securities paying no current interest, such as zero coupon, principal-only, and interest-only securities, or paying non-cash interest in the form of other debt securities (payment-in-kind securities).

CREDIT RISK

This is the risk that the issuer or the guarantor of a debt security, or the counterparty to a derivatives contract, will be unable or unwilling to make timely payments of interest or principal or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit rating. Credit risk is greater for Funds such as Alliance Corporate Bond, Alliance High Yield, Alliance Global Strategic Income and Alliance Global Dollar Government that invest in lower-rated securities. These debt securities and similar unrated securities (commonly known as "junk bonds") have speculative elements or are predominantly speculative credit risks.

Funds such as Alliance High Yield and Alliance Global Dollar Government may be subject to greater credit risk because they invest in debt securities issued in connection with corporate restructurings by highly leveraged issuers and in debt securities that are not current in the payment of interest or principal or are in default. Funds such as Alliance Quality Bond, Alliance Global Strategic Income, Alliance North American Government Income, Alliance Global Dollar Government and Alliance Multi-Market Strategy that invest in foreign securities also are subject to increased credit risk because of the difficulties of requiring foreign entities, including issuers of sovereign debt obligations, to honor their contractual commitments, and because a number of foreign governments and other issuers are already in default.

MARKET RISK

This is the risk that the value of a Fund's investments will fluctuate as the bond markets fluctuate and that prices overall will decline over shorter or longer-term periods. All of the Funds are subject to this risk.

FOREIGN RISK

This is the risk of investments in issuers located in foreign countries. All Alliance Funds that invest in foreign securities are subject to this risk, including Alliance Quality Bond, Alliance Corporate Bond, Alliance High Yield, Alliance Global Strategic Income, Alliance North American Government Income, Alliance Global Dollar Government and Alliance Multi-Market Strategy. These Funds' investments in foreign securities may experience more rapid and extreme changes in value than investments in securities of U.S. companies. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of securities. In addition, foreign companies usually are not subject to the same degree of regulation as U.S. companies. Reporting, accounting, and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. Nationalization, expropriation or confiscatory taxation, currency blockage, political changes, or diplomatic developments could adversely affect a Fund's investments in a foreign country. In the event of a nationalization, expropriation, or other confiscation, a Fund could lose its entire investment.

Political, social, and economic changes in a particular country could result in increased risks for Alliance Global Strategic Income and Alliance Global Dollar Government, which invest a substantial portion of their assets in sovereign debt obligations, including Brady Bonds. The investments in emerging market countries of Alliance North American Government Income and Alliance Global Dollar Government are likely to involve significant risks. These countries, such as Mexico, Argentina, Brazil, Morocco, the Philippines, Russia, and Venezuela, have a history of political and economic instability.

COUNTRY OR GEOGRAPHIC RISK

This is the risk of investments in issuers located in a particular country or geographic region. Market changes or other factors affecting that country or region, including political instability and unpredictable economic conditions, may have a particularly significant effect on a Fund's net asset value. The Funds particularly subject to this risk are Alliance North American Government Income and Alliance Multi-Market Strategy.

CURRENCY RISK

This is the risk that fluctuations in the exchange rates between the U.S. Dollar and foreign currencies may negatively affect the value of a Fund's investments. Funds such as Alliance Quality Bond, Alliance Corporate Bond, Alliance High Yield, Alliance Global Strategic Income, Alliance North American Government Income and Alliance Multi-Market Strategy that invest in securities denominated in, and/or companies receiving revenues in, foreign currencies are subject to currency risk.

DIVERSIFICATION RISK

Most analysts believe that overall risk can be reduced through diversification, while concentration of investments in a small number of securities increases risk. Alliance Global Strategic Income, Alliance North American Government Income, Alliance Global Dollar Government and Alliance Multi-Market Strategy are not "diversified." This means that they can invest more of their assets in a relatively small number of issuers with greater concentration of risk. Factors affecting these issuers can have a more significant effect on the Fund's net asset value. Similarly, a Fund that concentrates its investments in a particular industry, such as Alliance Multi-Market Strategy, which invests at least 25% of its assets in the banking industry, could have increased risks because factors affecting that industry could have a more significant effect on the value of the Fund's investments.

LEVERAGING RISK

When a Fund borrows money or otherwise leverages its portfolio, the value of an investment in that Fund will be more volatile and all other risks will tend to be compounded. Each Fund may create leverage by using reverse repurchase agreements, inverse floating rate instruments or derivatives, or by borrowing money.

DERIVATIVES RISK

All Funds may use derivatives, which are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate, or index. Alliance will sometimes use derivatives as part of a strategy designed to reduce other risks. Generally, however, the Funds use derivatives as direct investments to earn income, enhance yield and broaden Fund diversification, which entail greater risk than if used solely for hedging purposes. In addition to other risks such as the credit risk of the counterparty, derivatives involve the risk of difficulties in pricing and valuation and the risk that changes in the value of the derivative may not correlate perfectly with relevant underlying assets, rates, or indices. Funds that invest in structured securities, such as Alliance Corporate Bond, Alliance Global Strategic Income and Alliance Global Dollar Government, could have increased derivatives risk.

LIQUIDITY RISK

Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing a Fund from selling out of these illiquid securities at an advantageous price. All of the Funds are subject to liquidity risk because derivatives and securities involving substantial interest rate and credit risk tend to involve greater liquidity risk. In addition, liquidity risk tends to increase to the extent a Fund invests in debt securities whose sale may be restricted by law or by contract.

MANAGEMENT RISK


Each Fund is subject to management risk because it is an actively managed investment fund. Alliance will apply its investment techniques and risk analyses in making investment decisions for the Funds, but there can be no guarantee that its decisions will produce the desired results. In some cases, derivative and other investment techniques may be unavailable or Alliance may determine not to use them, possibly even under market conditions where their use could benefit a Fund.

PRINCIPAL RISKS BY FUND

The following chart summarizes the Principal Risks of each Fund. Risks not marked for a particular Fund may, however, still apply to some extent to that Fund at various times.

-----------------------------------------------------------------------------------------------------------------------------------
                                                              Country or             Diversi-    Lev-   Deriva-  Liquid-
                           Interest  Credit  Market  Foreign  Geographic  Currency   fication  eraging   tives     ity     Manage-
Fund                       Rate Risk  Risk    Risk     Risk       Risk      Risk       Risk      Risk     Risk     Risk   ment Risk
-----------------------------------------------------------------------------------------------------------------------------------
Alliance U.S. Government       o       o       o                                                           o        o        o
-----------------------------------------------------------------------------------------------------------------------------------
Alliance Quality Bond          o       o       o        o                    o                    o        o        o        o
-----------------------------------------------------------------------------------------------------------------------------------
Alliance Corporate Bond        o       o       o        o                    o                    o        o        o        o
-----------------------------------------------------------------------------------------------------------------------------------
Alliance High Yield            o       o       o        o                    o                    o        o        o        o
-----------------------------------------------------------------------------------------------------------------------------------
Alliance Global
Strategic Income               o       o       o        o                    o          o         o        o        o        o
-----------------------------------------------------------------------------------------------------------------------------------
Alliance North American
Government Income              o       o       o        o          o         o          o         o        o        o        o
-----------------------------------------------------------------------------------------------------------------------------------
Alliance Global
Dollar Government              o       o       o        o          o                    o         o        o        o        o
-----------------------------------------------------------------------------------------------------------------------------------
Alliance Multi-Market
Strategy                       o       o       o        o          o         o          o         o        o        o        o
-----------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              FEES AND EXPENSES OF THE FUNDS
--------------------------------------------------------------------------------

This table describes the fees and expenses that you may pay if you buy and hold shares of the Funds.

SHAREHOLDER FEES (fees paid directly from your investment)

                                                 Class A Shares   Class B Shares(a)   Class B Shares(b)   Class C Shares
                                                 --------------   -----------------   -----------------   --------------
Maximum Sales Charge (Load) Imposed on
Purchases (as a percentage of offering price)    4.25%            None                None                None

Maximum Deferred Sales Charge (Load)
(as a percentage of original purchase price or
redemption proceeds, whichever is lower)         None             3.0%*               4.0%**              1.0%***

Exchange Fee                                     None             None                None                None

--------------------------------------------------------------------------------

(a) For all Funds except Alliance High Yield Fund and Alliance Global Strategic Income Trust.

(b)   For Alliance High Yield Fund and Alliance Global Strategic Income Trust.

* Class B shares automatically convert to Class A shares after 6 years. The CDSC decreases over time. For Class B shares the CDSC decreases 1.00% annually to 0% after the 3rd year.

** Class B shares automatically convert to Class A shares after 8 years. The CDSC decreases over time. For Class B shares the CDSC decreases 1.00% annually to 0% after the 4th year.


***   For Class C shares, the CDSC is 0% after the first year.


ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets) and EXAMPLES

The Examples are to help you compare the cost of investing in a Fund with the cost of investing in other funds. They assume that you invest $10,000 in a Fund for the time periods indicated and then redeem all of your shares at the end of those periods. They also assume that your investment has a 5% return each year, that the Fund's operating expenses stay the same, and that all dividends and distributions are reinvested. Your actual costs may be higher or lower.


                    Operating Expenses                                                         Examples
---------------------------------------------------------    -----------------------------------------------------------------------
Alliance U.S. Government
Portfolio                     Class A   Class B   Class C                     Class A  Class B+  Class B++   Class C+   Class C++
                              -------   -------   -------                     -------  --------  ----------  --------   ---------
Management Fees                  .55%      .55%      .55%    After 1 Year      $  633    $  583    $  283      $  385     $  285
Distribution (12b-1) Fees        .30%     1.00%     1.00%    After 3 Years     $1,067    $  968    $  868      $  874     $  874
Interest Expense                1.02%      .97%      .99%    After 5 Years     $1,525    $1,479    $1,479      $1,489     $1,489
Other Expenses                   .27%      .28%      .28%    After 10 Years    $2,792    $2,827    $2,827      $3,147     $3,147
                               -----     -----     -----
Total Fund Operating Expenses   2.14%     2.80%     2.82%
                               =====     =====     =====

Alliance Quality Bond
Portfolio                     Class A   Class B   Class C                     Class A  Class B+  Class B++   Class C+   Class C++
                              -------   -------   -------                     -------  --------  ----------  --------   ---------
Management Fees                  .55%      .55%      .55%    After 1 Year      $  521    $  471    $  171      $  271     $  171
Distribution (12b-1) Fees        .30%     1.00%     1.00%    After 3 Years++   $2,923    $2,459    $2,359      $2,438     $2,438
Other Expenses                 12.25%     9.74%    10.20%    After 5 Years++   $4,952    $4,281    $4,281      $4,409     $4,409
                               -----     -----     -----
Total Fund Operating Expenses  13.10%    11.29%    11.75%    After 10 Years++  $8,750    $8,474    $8,474      $8,284     $8,284
                               =====     =====     =====
Waiver and/or Expense
  Reimbursement +++           (12.12)%   (9.61)%   (10.07)%
                               -----     -----     -----
Net Expenses                     .98%     1.68%     1.68%
                               =====     =====     =====

Alliance Corporate Bond
Portfolio                     Class A   Class B   Class C                     Class A  Class B+  Class B++   Class C+   Class C++
                              -------   -------   -------                     -------  --------  ----------  --------   ---------
Management Fees                  .55%      .55%      .55%    After 1 Year      $  534    $  486    $  186      $  286     $  186
Distribution (12b-1) Fees        .30%     1.00%     1.00%    After 3 Years     $  766    $  676    $  576      $  576     $  576
Interest Expense                 .01%      .00%      .01%    After 5 Years     $1,016    $  990    $  990      $  990     $  990
Other Expenses                   .26%      .28%      .27%    After 10 Years    $1,730    $1,791    $1,791      $2,148     $2,148
                               -----     -----     -----
Total Fund Operating Expenses   1.12%     1.83%     1.83%
                               =====     =====     =====

Alliance High Yield Fund      Class A   Class B   Class C                     Class A  Class B+  Class B++   Class C+   Class C++
                              -------   -------   -------                     -------  --------  ----------  --------   ---------
Management Fees                  .75%      .75%      .75%    After 1 Year      $  555    $  607    $  207      $  306     $  206
Distribution (12b-1) Fees        .30%     1.00%     1.00%    After 3 Years     $  829    $  840    $  640      $  637     $  637
Other Expenses                   .28%      .29%      .28%    After 5 Years     $1,123    $1,098    $1,098      $1,093     $1,093
                               -----     -----     -----
Total Fund Operating Expenses   1.33%     2.04%     2.03%    After 10 Years    $1,958    $2,187   $ 2,187      $2,358     $2,358
                               =====     =====     =====



                    Operating Expenses                                                         Examples
---------------------------------------------------------    -----------------------------------------------------------------------
Alliance Global Strategic
Income Trust                  Class A   Class B   Class C                     Class A  Class B+  Class B++   Class C+   Class C++
                              -------   -------   -------                     -------  --------  ----------  --------   ---------
Management Fees                  .75%      .75%      .75%    After 1 Year      $  575    $  630    $  230      $  328     $  228
Distribution (12b-1) Fees        .30%     1.00%     1.00%    After 3 Years     $  891    $  909    $  709      $  703     $  703
Other Expenses                   .49%      .52%      .50%    After 5 Years     $1,229    $1,215    $1,215      $1,205     $1,205
                               -----     -----     -----     After 10 Years    $2,182    $2,422    $2,422      $2,585     $2,585
Total Fund Operating Expenses   1.54%     2.27%     2.25%
                               =====     =====     =====

Alliance North American
Government Income Trust       Class A   Class B   Class C                     Class A  Class B+  Class B++   Class C+   Class C++
                              -------   -------   -------                     -------  --------  ----------  --------   ---------
Management Fees++++              .73%      .73%      .73%    After 1 Year      $  644    $  596    $  296      $  398     $  298
Distribution (12b-1) Fees        .30%     1.00%     1.00%    After 3 Years     $1,101    $1,007    $  907      $  913     $  913
Interest Expense                 .93%      .90%      .92%    After 5 Years     $1,584    $1,543    $1,543      $1,552     $1,552
Other Expenses                   .30%      .30%      .30%    After 10 Years    $2,910    $2,950    $2,950      $3,271     $3,271
                               -----     -----     -----
Total Fund Operating Expenses   2.26%     2.93%     2.95%
                               =====     =====     =====

Alliance Global Dollar
Government Fund               Class A   Class B   Class C                     Class A  Class B+  Class B++   Class C+   Class C++
                              -------   -------   -------                     -------  --------  ----------  --------   ---------
Management Fees                  .75%      .75%      .75%    After 1 Year      $  596    $  548    $  248      $  348     $  248
Distribution (12b-1) Fees        .30%     1.00%     1.00%    After 3 Years     $  956    $  864    $  764      $  764     $  764
Interest Expense                 .25%      .24%      .25%    After 5 Years     $1,339    $1,306    $1,306      $1,306     $1,306
Other Expenses                   .46%      .46%      .45%    After 10 Years    $2,410    $2,460    $2,460      $2,786     $2,786
                               -----     -----     -----
Total Fund Operating Expenses   1.76%     2.45%     2.45%
                               =====     =====     =====

Alliance Multi-Market
Strategy Trust                Class A   Class B   Class C                     Class A  Class B+  Class B++   Class C+   Class C++
                              -------   -------   -------                     -------  --------  ----------  --------   ---------
Management Fees                  .60%      .60%      .60%    After 1 Year      $  573    $  531    $  231      $  325     $  225
Distribution (12b-1) Fees        .30%     1.00%     1.00%    After 3 Years     $  885    $  812    $  712      $  694     $  694
Other Expenses                   .62%      .68%      .62%    After 5 Years     $1,219    $1,220    $1,220      $1,190     $1,190
                               -----     -----     -----     After 10 Years    $2,160    $2,250    $2,250      $2,554     $2,554
Total Fund Operating Expenses   1.52%     2.28%     2.22%
                               =====     =====     =====


--------------------------------------------------------------------------------

+     Assumes redemption at end of period.

++ Assumes no redemption at end of period and, with respect to shares held 10 years, conversion of Class B shares to Class A shares after 6 years, and for Alliance High Yield Fund and Alliance Global Strategic Income Trust, 8 years.

+++ Reflects Alliance's contractual waiver of a portion of its advisory fee and/or reimbursement of a portion of the Fund's operating expenses. This waiver extends through the end of the Fund's current fiscal year and may be extended by Alliance for additional one year terms.

++++ These examples assume that Alliance's agreement to waive management fees and/or bear Fund expenses is not extended beyond its initial term.

+++++ Represents .65 of 1% of the Fund's average daily adjusted total net assets.

--------------------------------------------------------------------------------
                                    GLOSSARY
--------------------------------------------------------------------------------

This Prospectus uses the following terms.

TYPES OF SECURITIES

Bonds are fixed, floating, and variable rate debt obligations.

Convertible securities are bonds, debentures, corporate notes, and preferred stocks that are convertible into common and preferred stock.

Debt securities are bonds, debentures, notes, and bills.

Equity securities are common and preferred stocks, securities convertible into common and preferred stocks, and rights and warrants to subscribe for the purchase of common and preferred stocks.


Fixed-income securities are debt securities, convertible securities, and preferred stocks, including floating rate and variable rate instruments. Fixed-income securities may be rated (or, if unrated, for purposes of the Funds' investment policies as may be determined by Alliance to be of equivalent quality) triple-A (Aaa or AAA), high quality (Aa or AA or above), high grade (A or above) or investment grade (Baa or BBB or above) by, as the case may be, Moody's, S&P or Fitch, or may be lower-rated securities, as defined below. In the case of "split-rated" fixed-income securities (i.e., securities assigned non-equivalent credit quality ratings, such as Baa by Moody's but BB by S&P or Ba by Moody's and BB by S&P but B by Fitch), a Fund will use the rating deemed by Alliance to be the most appropriate under the circumstances.

Foreign fixed-income securities consist of Foreign government securities and securities issued by non-U.S. companies.


Foreign government securities are securities issued or guaranteed, as to payment of principal and interest, by a foreign government or any of its political subdivisions, authorities, agencies or instrumentalities.

Interest-only or IO securities are debt securities that receive only the interest payments on an underlying debt that has been structured to have two classes, one of which is the IO class and the other of which is the principal-only or PO class, that receives only the principal payments on the underlying debt obligation. POs are similar to, and are sometimes referred to as, zero coupon securities, which are debt securities issued without interest coupons.

Mortgage-related securities are pools of mortgage loans that are assembled for sale to investors (such as mutual funds) by various governmental, government-related, and private organizations. These securities include:

      o     ARMS, which are adjustable-rate mortgage securities;

      o     SMRS, which are stripped mortgage-related securities;

      o     CMOs, which are collateralized mortgage obligations;

      o GNMA certificates, which are securities issued by the Government National Mortgage Association or GNMA;

      o FNMA certificates, which are securities issued by the Federal National Mortgage Association or FNMA; and

      o FHLMC certificates, which are securities issued by the Federal Home Loan Mortgage Corporation or FHLMC.


Non-U.S. company is an entity that (i) is organized under the laws of a foreign country, (ii) has its principal place of business in a foreign country, and
(iii) issues equity or debt securities that are traded principally in a foreign country.


Qualifying bank deposits are certificates of deposit, bankers' acceptances, and interest-bearing savings deposits of banks that have total assets of more than $1 billion and are members of the Federal Deposit Insurance Corporation.

Rule 144A securities are securities that may be resold under Rule 144A under the Securities Act.

Sovereign debt obligations are foreign government debt securities, loan participations between foreign governments and financial institutions, and interests in entities organized and operated for the purpose of restructuring the investment characteristics of foreign government securities.

U.S. Government securities are securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. These securities include securities backed by the full faith and credit of the United States, those supported by the right of the issuer to borrow from the U.S. Treasury, and those backed only by the credit of the issuing agency itself. The first category includes U.S. Treasury securities (which are U.S. Treasury bills, notes and bonds) and certificates issued by GNMA. U.S. Government securities not backed by the full faith and credit of the United States include certificates issued by FNMA and FHLMC.

RATING AGENCIES AND RATED SECURITIES


Fitch is Fitch, Inc., the international rating agency formed through the merger of Fitch IBCA, Inc. and Duff & Phelps Credit Rating Co.

Higher quality commercial paper is commercial paper rated at least Prime-2 by Moody's, A-2 by S&P, or F2 by Fitch.


Lower-rated securities are fixed-income securities rated Ba or BB or below, or determined by Alliance to be of equivalent quality, and are commonly referred to as "junk bonds."

Moody's is Moody's Investors Service, Inc.

NRSRO is a nationally recognized statistical rating organization.


Prime commercial paper is commercial paper rated Prime-1 or higher by Moody's, A-1 or higher by S&P, or F1 by Fitch.


S&P is Standard & Poor's Ratings Services.

OTHER

1940 Act is the Investment Company Act of 1940, as amended.

Code is the Internal Revenue Code of 1986, as amended.

Commission is the Securities and Exchange Commission.

Duration is a measure that relates the price volatility of a security to changes in interest rates. The duration of a debt security is the weighted average term to maturity, expressed in years, of the present value of all future cash flows, including coupon payments and principal repayments. Thus, by definition, duration is always less than or equal to full maturity.

Exchange is the New York Stock Exchange.

LIBOR is the London Interbank Offered Rate.

Securities Act is the Securities Act of 1933, as amended.

World Bank is the commonly used name for the International Bank for Reconstruction and Development.

--------------------------------------------------------------------------------
                            DESCRIPTION OF THE FUNDS
--------------------------------------------------------------------------------

This section of the Prospectus provides a more complete description of each Fund's investment objectives and principal strategies and risks. Of course, there can be no assurance that any Fund will achieve its investment objective.

Please note that:

o Additional discussion of the Funds' investments, including the risks of the investments, can be found in the discussion under Description of Additional Investment Practices following this section.

o The description of the principal risks for a Fund may include risks described in the Summary of Principal Risks above. Additional information about the risks of investing in a Fund can be found in the discussion under Additional Risk Considerations.


o Additional descriptions of each Fund's strategies, investments, and risks can be found in the Fund's Statement of Additional Information or SAI.

o Except as noted, (i) the Funds' investment objectives are "fundamental" and cannot be changed without a shareholder vote, and (ii) the Funds' investment policies are not fundamental and thus can be changed without a shareholder vote. When an investment policy or restriction has a percentage limitation, such limitation is applied at the time of investment. Changes in the market value of securities in a Fund's portfolio after they are purchased by the Fund will not cause the Fund to be in violation of such limitations.


INVESTMENT OBJECTIVES AND PRINCIPAL POLICIES

INVESTMENT GRADE FUNDS

The Investment Grade Funds offer investors high current income consistent with preservation of capital by investing primarily in investment grade (rated Baa or BBB or above) securities.

Alliance U.S. Government Portfolio

Alliance U.S. Government Portfolio seeks a high level of current income that is consistent with Alliance's determination of prudent investment risk. As a matter of fundamental policy, the Fund pursues its objective by investing at least 65% of its total assets in U.S. Government securities, repurchase agreements and forward contracts relating to U.S. Government securities. The Fund may invest the remaining 35% of its total assets in non-U.S. Government mortgage-related and asset-backed securities, including high-grade debt securities secured by mortgages on commercial real estate or residential rental properties.


The Fund will not invest in any security rated below BBB or Baa. The Fund may invest in unrated securities of equivalent quality to the rated securities in which it may invest, as determined by Alliance. The Fund expects, but is not required, to dispose of securities that are downgraded below BBB and Baa or, if unrated, that are determined by Alliance to have undergone similar credit quality deterioration.


The Fund also may:

o     enter into reverse repurchase agreements and dollar rolls;

o enter into various hedging transactions, such as interest rate swaps, caps, and floors;

o     enter into forward contracts;

o     purchase and sell futures contracts for hedging purposes;


o purchase call and put options on futures contracts or on securities for hedging purposes;

o     make secured loans of portfolio securities; and


o     enter into repurchase agreements.

Alliance Quality Bond Portfolio

Alliance Quality Bond Portfolio seeks high current income consistent with preservation of capital by investing in investment grade fixed-income securities. In seeking to achieve its investment objective, the Fund invests in readily marketable securities with relatively attractive yields that do not involve undue risk of loss of capital. The Fund normally invests all of its assets in securities that are rated at least BBB- by S&P or Baa3 by Moody's or that are of comparable quality. The Fund normally maintains an average aggregate quality rating of its portfolio securities of at least A (S&P and Moody's). The Fund has the flexibility to invest in long- and short-term fixed-income securities (including debt securities, convertible debt securities and U.S. Government obligations) and preferred stocks based on Alliance's assessment of prospective cyclical interest rate changes.

In the event that the credit rating of a security held by the Fund falls below investment grade (or, if in the case of unrated securities, Alliance determines that the quality of a security has deteriorated below investment grade), the Fund will not be obligated to dispose of that security and may continue to hold the security if, in the opinion of Alliance, such investment is appropriate in the circumstances.

The Fund also may:

o     purchase and sell interest rate futures contracts and options;

o     enter into interest rate swaps, caps and floors for hedging purposes;

o purchase put and call options and write covered put and call options on securities it may purchase;

o     write covered call options for cross-hedging purposes;

o invest in foreign fixed-income securities, but only up to 20% of its total assets;

o     enter into foreign currency futures contracts and related options;

o enter into forward foreign currency exchange contracts and options on foreign currencies for hedging purposes;

o     invest in CMOs;

o     invest in zero coupon securities and "pay-in-kind" debentures; and


o     make secured loans of portfolio securities.


CORPORATE BOND FUNDS

The Corporate Bond Funds offer a selection of alternatives to investors seeking to maximize current income through investments in corporate bonds.

Alliance Corporate Bond Portfolio

Alliance Corporate Bond Portfolio seeks primarily to maximize income over the long term to the extent consistent with providing reasonable safety in the value of each shareholder's investment and secondarily to increase its capital through appreciation of its investments in order to preserve and, if possible, increase the purchasing power of each shareholder's investment. In pursuing these objectives, the Fund's policy is to invest in readily marketable securities that give promise of relatively attractive yields but do not involve substantial risk of loss of capital. The Fund invests at least 65% of its net assets in debt securities. Although the Fund invests at least 65% of its total assets in corporate bonds, it also may invest in securities of non-corporate issuers. The Fund expects that the average weighted maturity of its portfolio of fixed-income securities will vary between one year or less and 30 years.


The Fund follows an investment strategy that in certain respects can be regarded as more aggressive than the strategies of many other funds investing primarily in corporate bonds. The Fund's investments normally tend to have a relatively long average weighted maturity and duration. The Fund places significant emphasis on both foreign corporate and sovereign debt obligations and corporate bonds that are expected to benefit from improvement in their issuers' credit fundamentals. In recent years the Fund frequently has had greater net asset value volatility than most other corporate bond funds. Prospective investors in the Fund should therefore be prepared to accept the degree of volatility associated with its investment strategy.


The Fund's investments in fixed-income securities have no minimum rating requirement, except the Fund expects that it will not retain a security that is downgraded below B, or if unrated, determined to have undergone similar credit quality deterioration after purchase. Currently, the Fund believes its objectives and policies may best be implemented by investing at least 65% of its total assets in fixed-income securities considered investment grade or higher. The Fund may invest the remainder of its assets in lower-rated fixed-income securities. As of June 30, 2000, the Fund's investments were rated (or equivalent quality):

     o A or above              21.39%
     o Baa or BBB              48.09%
     o Ba or BB                19.52%
     o B                       10.68%
     o C                         .32%

The Fund may invest up to 50% of its total assets in foreign fixed-income securities. The Fund invests no more than 15% of its total assets in sovereign debt obligations in the form of foreign government loan participations and assignments, which may be lower rated and considered to be predominantly speculative with respect to the issuer's capacity to pay interest and repay principal. All of the Fund's investments, whether foreign or domestic, are U.S. Dollar-denominated.

Within these limitations, the Fund has complete flexibility as to the types and relative proportions of securities in which it will invest. The Fund plans to vary the proportions of its holdings of long- and short-term fixed-income securities and of equity securities in order to reflect its assessment of prospective cyclical changes even if such action may adversely affect current income. Substantially all of the Fund's investments, however, will be income producing.

The Fund also may:

o     invest in structured securities;

o invest in fixed and floating rate loans that are arranged through private negotiations between an issuer of sovereign debt obligations and one or more financial institutions and in participations in and assignments of these type of loans;

o for hedging purposes, purchase put and call options written by others and write covered put and call options;

o for hedging purposes, enter into various hedging transactions, such as interest rate swaps, caps, and floors;

o     invest in variable, floating, and inverse floating rate instruments;

o     invest in zero coupon and pay-in-kind securities; and

o     invest in CMOs and multi-class pass-through mortgage-related securities.

Alliance High Yield Fund

Alliance High Yield Fund seeks primarily to achieve high total return by maximizing current income and, to the extent consistent with that objective, capital appreciation. The Fund pursues this objective by investing primarily in a diversified mix of high yield, below investment grade debt securities, known as "junk bonds." These securities involve greater volatility of price and risk of principal and income than higher quality debt securities. The Fund is managed to maximize current income by taking advantage of market developments, yield disparities, and variations in the creditworthiness of issuers. The Fund uses various strategies in attempting to achieve its objective.

The Fund normally invests at least 65% of its total assets in high yield debt securities rated below investment grade by two or more NRSROs (i.e., rated lower than Baa by Moody's or lower than BBB by S&P) or, if unrated, of equivalent quality. The Fund may not invest more than 10% of its total assets in (i) fixed-income securities which are rated lower than B3 or B- or their equivalents by two or more NRSROs or, if unrated, of equivalent quality, and (ii) money market instruments of any entity which has an outstanding issue of unsecured debt that is rated lower than B3 or B- or their equivalents by two or more NRSROs or, if unrated, of equivalent quality.

As of August 31, 2000, the Fund's investments were rated (or equivalent quality):

     o A and above              5.41%
     o BBB                      1.06%
     o Ba or BB                18.43%
     o B                       59.84%
     o CCC                      8.79%
     o CC                        .33%
     o C                         .11%
     o Unrated                  6.03%

The Fund may invest a portion of its assets in foreign fixed income securities. The Fund may buy and sell foreign currencies principally for the purpose of preserving the value of foreign securities or in anticipation of purchasing foreign securities.

The Fund also may invest in:

o     U.S. Government securities;

o certificates of deposit, bankers' acceptances, bank notes, time deposits and interest bearing savings deposits issued or guaranteed by certain domestic and foreign banks;

o commercial paper (rated at least A-1 by S&P or Prime-1 by Moody's or, if unrated, issued by domestic or foreign companies having high quality outstanding debt securities) and participation interests in loans extended by banks to these companies;

o corporate debt obligations with remaining maturities of less than one year rated at least high quality as well as corporate debt obligations rated at least high grade provided the corporation also has outstanding an issue of commercial paper rated at least A-1 by S&P or Prime-1 by Moody's; and

o     floating rate or master demand notes.

The Fund also may:


o     invest in mortgage-related and asset-backed securities;


o invest in loan participations and assignments of loans to corporate, governmental, or other borrowers originally made by institutional lenders or lending syndicates;

o     enter into forward commitments;

o write covered put and call options on debt securities, securities indices and foreign currencies and purchase put or call options on debt securities, securities indices and foreign currencies;

o purchase and sell futures contracts and related options on debt securities and on indices of debt securities;

o enter into contracts for the purchase or sale of a specific currency for hedging purposes only;

o     make secured loans of portfolio securities; and

o     enter into repurchase agreements.

MULTI-SECTOR FUND

The Multi-Sector Fund offers investors seeking high current income the alternative of investing in a variety of traditional and non-traditional fixed income sectors based on Alliance's evaluation of changes in major economic and credit cycles around the world.

Alliance Global Strategic Income Trust

Alliance Global Strategic Income Trust seeks primarily a high level of current income and secondarily capital appreciation. The Fund invests primarily in a portfolio of fixed-income securities of U.S. and non-U.S. companies and U.S. Government and foreign government securities and supranational entities, including lower-rated securities. The Fund also may use derivative instruments to attempt to enhance income. The Fund expects that the average weighted maturity of its portfolio of fixed-income securities will vary between five years and 30 years in accordance with Alliance's changing perceptions of the relative attractiveness of various maturity ranges.

The Fund normally invests at least 65% of its total assets in fixed-income securities of issuers located in at least three countries, one of which may be the United States. The Fund limits its investments in the securities of any one foreign government to 25% of its total assets. The Fund's investments in U.S. Government securities may include mortgage-related securities and zero coupon securities. The Fund's investments in fixed-income securities may include preferred stock, mortgage-related and other asset-backed securities, and zero coupon securities.

The Fund will maintain at least 65% of its total assets in investment grade securities and may maintain not more than 35% of its total assets in lower-rated securities. Unrated securities will be considered for investment by the Fund when Alliance believes that the financial condition of the issuers of such obligations and the protection afforded by the terms of the obligations limit the risk to the Fund to a degree comparable to that of rated securities that are consistent with the Fund's investment objectives and policies. Lower-rated securities in which the Fund may invest include Brady Bonds and fixed-income securities of issuers located in emerging markets.

The Fund also may:

o     invest in rights and warrants;

o     invest in loan participations and assignments;

o     invest in foreign currencies;

o purchase and write put and call options on securities and foreign currencies;

o     purchase or sell forward foreign exchange contracts;

o     invest in variable, floating, and inverse floating rate instruments;

o     invest in indexed commercial paper;

o     invest in structured securities;

o     purchase and sell securities on a forward commitment basis;

o     enter into standby commitments;

o enter into contracts for the purchase or sale for future delivery of fixed-income securities or foreign currencies, or contracts based on financial indices, including any index of U.S. Government securities, foreign government securities or common stock, and purchase and write options on futures contracts;

o     invest in Eurodollar instruments;

o     enter into interest rate swaps, caps, and floors; and

o     make short sales of securities or maintain a short position;

o     enter into reverse repurchase agreements and dollar rolls;


o     make secured loans of portfolio securities; and


o     enter into repurchase agreements.

The Fund may borrow in order to purchase securities or make other investments, although it currently limits its borrowings to 25% of its total assets.

GLOBAL BOND FUNDS

The Global Bond Funds are non-diversified investment companies that offer investors a high level of current income through investments primarily in foreign government securities.

Alliance North American Government Income Trust


Alliance North American Government Income Trust seeks the highest level of current income, consistent with what Alliance considers to be prudent investment risk, that is available from a portfolio of debt securities issued or guaranteed by the federal government of the United States, Canada, and Mexico, their political subdivisions (including Canadian provinces but excluding states of the United States), agencies, instrumentalities or authorities ("Government securities"). The Fund invests in investment grade securities denominated in the U.S. Dollar, the Canadian Dollar, and the Mexican Peso and expects to maintain at least 25% of its assets in securities denominated in the U.S. Dollar. In addition, the Fund may invest up to 25% of its total assets in debt securities issued by governmental entities of Argentina ("Argentine Government securities").


The Fund invests at least 65%, and normally substantially more, of its assets in Government securities and income-producing securities. The average weighted maturity of the Fund's portfolio of fixed-income securities is expected to vary between one year or less and 30 years. The Fund maintains borrowings of approximately one-third of its net assets.

The Fund expects that it will not retain a debt security that is downgraded below BBB or Baa, or, if unrated, determined by Alliance to have undergone similar credit quality deterioration. The Fund may conclude, under certain circumstances, such as the downgrading to below investment grade of all of the securities of a governmental issuer in one of the countries in which the Fund has substantial investments, that it is in the best interests of the shareholders to retain its holdings in securities of that issuer.

Alliance believes that the increasingly integrated economic relationship among the United States, Canada and Mexico, characterized by the reduction and projected elimination of most barriers to free trade among the three nations and the growing coordination of their fiscal and monetary policies, will, over the long term, benefit the economic performance of all three countries and promote currency fluctuation among the U.S. and Canadian Dollars and the Mexican Peso.

Alliance will actively manage the Fund's assets in relation to market conditions and general economic conditions and adjust the Fund's investments in an effort to best enable the Fund to achieve its investment objective. Thus, the percentage of the Fund's assets invested in a particular country or denominated in a particular currency will vary in accordance with Alliance's assessment of the relative yield and appreciation potential of such securities and the relationship of the country's currency to the U.S. Dollar. To the extent that its assets are not invested in Government securities, however, the Fund may invest the balance of its total assets in investment grade debt securities issued by, and denominated in the local currencies of, governments of countries located in Central and South America or any of their political subdivisions, agencies, instrumentalities or authorities, provided that such securities are denominated in their local currencies. The Fund limits its investments in debt securities issued by the governmental entities of any one such country, except for Argentine Government securities, to 10% of its total assets.


The Fund also may:

o enter into futures contracts and purchase and write options on futures contracts for hedging purposes;

o     purchase and write put and call options on foreign currencies;

o     purchase or sell forward foreign currency exchange contracts;

o write covered put and call options and purchase put and call options on U.S. Government and foreign government securities traded on U.S. and foreign securities exchanges, and write put and call options for cross-hedging purposes;

o     enter into interest rate swaps, caps, and floors;

o     enter into forward commitments;

o     invest in variable, floating, and inverse floating rate instruments;


o     make secured loans of portfolio securities; and


o     enter into repurchase agreements.

Alliance Global Dollar Government Fund

Alliance Global Dollar Government Fund seeks primarily a high level of current income and secondarily capital appreciation. In seeking to achieve these objectives, the Fund invests at least 65% of its total assets in sovereign debt obligations. The Fund's investments in sovereign debt obligations will emphasize obligations referred to as "Brady Bonds," which are issued as part of debt restructurings and collateralized in full as to principal due at maturity by zero coupon U.S. Government securities.

The Fund also may invest up to 35% of its total assets in U.S. and non-U.S. corporate fixed-income securities. The Fund will limit its investments in sovereign debt obligations and U.S. and non-U.S. corporate fixed-income securities to U.S. Dollar-denominated securities. Alliance expects the average weighted maturity of the Fund's investments will be approximately:

o     for U.S. fixed-income securities, nine to 15 years;

o     for non-U.S. fixed-income securities, 15 to 25 years; and

o     for sovereign debt obligations, longer than 25 years.


Substantially all of the Fund's assets will be invested in lower-rated securities, which may include securities having the lowest rating for non-subordinated debt instruments (i.e., rated C by Moody's or CCC or lower by S&P and Fitch) and unrated securities of equivalent investment quality. These securities may have extremely poor prospects of ever attaining any real investment standing and a current identifiable vulnerability to default, be unlikely to have the capacity to pay interest and repay principal when due in the event of adverse business, financial or economic conditions, and be in default or not current in the payment of interest or principal.


The Fund also may invest in investment grade securities. Unrated securities will be considered for investment by the Fund when Alliance believes that the financial condition of the issuers of such obligations and the protection afforded by the terms of the obligations themselves limit the risk to the Fund to a degree comparable to that of rated securities which are consistent with the Fund's investment objectives and policies.

As of August 31, 2000, securities ratings (or equivalent quality) of the Fund's securities were:

     o A and above               .89%
     o Baa or BBB              21.68%
     o Ba or BB                37.33%
     o B                       35.61%
     o CCC                      2.20%
     o Unrated                  2.29%

The Fund's investments in sovereign debt obligations and non-U.S. corporate fixed-income securities emphasize countries that are considered at the time of purchase to be emerging markets or developing countries by the World Bank. A substantial part of the Fund's investment focus is in obligations of or securities of issuers in Argentina, Brazil, Mexico, Morocco, the Philippines, Russia and Venezuela because these countries are now, or are expected in the future to be, the principal participants in debt restructuring programs (including, in the case of Argentina, Mexico, the Philippines and Venezuela, issuers of currently outstanding Brady Bonds) that, in Alliance's opinion, will provide the most attractive investment opportunities for the Fund. Alliance anticipates that other countries that will provide investment opportunities for the Fund include, among others, Bolivia, Costa Rica, the Dominican Republic, Ecuador, Jordan, Nigeria, Panama, Peru, Poland, Thailand, Turkey and Uruguay.

The Fund limits its investments in the sovereign debt obligations of any single foreign country to less than 25% of its total assets, although the Fund may invest up to 30% of its total assets in the sovereign debt obligations of and corporate fixed-income securities of issuers in each of Argentina, Brazil, Mexico, Morocco, the Philippines, Russia and Venezuela. The Fund expects that it will limit its investments in any other single foreign country to not more than 10% of its total assets.

The Fund also may:

o     invest in structured securities;

o invest in fixed and floating rate loans that are arranged through private negotiations between an issuer of sovereign debt obligations and one or more financial institutions and in participations in and assignments of these types of loans;

o     invest in other investment companies;

o     invest in warrants;

o     enter into interest rate swaps, caps, and floors;

o     enter into forward commitments;

o     enter into standby commitment agreements;

o     make short sales of securities or maintain a short position;

o write put and call options on securities of the types in which it is permitted to invest and write call options for cross-hedging purposes;

o purchase and sell exchange-traded options on any securities index of the types of securities in which it may invest;

o     invest in variable, floating, and inverse floating rate instruments;

o     enter into reverse repurchase agreements and dollar rolls;


o     make secured loans of portfolio securities; and


o     enter into repurchase agreements.

While it does not currently intend to do so, the Fund reserves the right to borrow an amount not to exceed one-third of the Fund's net assets.

Alliance Multi-Market Strategy Trust

Alliance Multi-Market Strategy Trust is a non-diversified investment company that offers investors a higher yield than a money market fund and less fluctuation in net asset value than a longer-term bond fund. The Fund seeks the highest level of current income, consistent with what Alliance considers to be prudent investment risk, that is available from a portfolio of high-quality debt securities having remaining maturities of not more than five years. The Fund invests in a portfolio of debt securities denominated in the U.S. Dollar and selected foreign currencies. The Fund seeks investment opportunities in foreign, as well as domestic, securities markets. The Fund normally expects to maintain at least 70% of its assets in debt securities denominated in foreign currencies. The Fund limits its investments in a single currency other than the U.S. Dollar to 25% of its net assets, except for the Euro in which the Fund may invest up to 50% of its net assets.

In pursuing its investment objective, the Fund seeks to minimize credit risk and fluctuations in net asset value by investing only in short-term debt securities. Normally, a high proportion of the Fund's portfolio consists of money market instruments. Alliance actively manages the Fund's portfolio in accordance with a multi-market investment strategy, allocating the Fund's investments among securities denominated in the U.S. Dollar and the currencies of a number of foreign countries and, within each such country, among different types of debt securities. Alliance adjusts the Fund's exposure to each currency so that the percentage of assets invested in securities of a particular country or denominated in a particular currency varies in accordance with Alliance's assessment of the relative yield and appreciation potential of such securities and the relative strength of a country's currency. Fundamental economic strength, credit quality, and interest rate trends are the principal factors considered by Alliance in determining whether to increase or decrease the emphasis placed upon a particular type of security or industry sector within a Fund's investment portfolio.

The returns available from short-term foreign currency-denominated debt instruments can be adversely affected by changes in exchange rates. Alliance believes that the use of foreign currency hedging techniques, including "cross-hedges", can help protect against declines in the U.S. Dollar value of income available for distribution to shareholders and declines in the net asset value of the Fund's shares resulting from adverse changes in currency exchange rates. The Fund invests in debt securities denominated in the currencies of countries whose governments are considered stable by Alliance.

An issuer of debt securities purchased by the Fund may be domiciled in a country other than the country in whose currency the instrument is denominated. In addition, the Fund may purchase debt securities (sometimes referred to as "linked" securities) that are denominated in one currency while the principal amounts of, and value of interest payments on, such securities are determined with reference to another currency.

The Fund seeks to minimize investment risk by limiting its investments to debt securities of high quality and invests in:

o     U.S. Government securities;

o     high-quality foreign government securities;

o obligations issued by supranational entities and corporate debt securities having a high-quality rating;

o certificates of deposit and bankers' acceptances issued or guaranteed by, or time deposits maintained at, banks (including foreign branches of foreign banks) having total assets of more than $500 million, and determined by Alliance to be of high quality; and

o prime commercial paper or unrated commercial paper of equivalent quality and issued by U.S. or foreign companies having outstanding high-quality debt securities.

As a matter of fundamental policy, the Fund concentrates at least 25% of its total assets in debt instruments issued by domestic and foreign companies engaged in the banking industry, including bank holding companies. These investments may include certificates of deposit, time deposits, bankers' acceptances, and obligations issued by bank holding companies, as well as repurchase agreements entered into with banks.

The Fund also may:

o     invest in indexed commercial paper;

o enter into futures contracts and purchase and write options on futures contracts;

o     purchase and write put and call options on foreign currencies;

o     purchase or sell forward foreign currency exchange contracts;

o     enter into interest rate swaps, caps, and floors;

o     invest in variable, floating, and inverse floating rate instruments;


o     make secured loans of portfolio securities; and


o     enter into repurchase agreements.

DESCRIPTION OF ADDITIONAL INVESTMENT PRACTICES

This section describes certain investment practices and associated risks that are common to a number of Funds. There can be no assurance that at any given time a Fund will engage in any of these derivative or other practices.

Derivatives. The Funds may use derivatives to achieve their investment objectives. Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. These assets, rates, and indices may include bonds, stocks, mortgages, commodities, interest rates, currency exchange rates, bond indices, and stock indices. Derivatives can be used to earn income or protect against risk, or both. For example, one party with unwanted risk may agree to pass that risk to another party who is willing to accept the risk, the second party being motivated, for example, by the desire either to earn income in the form of a fee or premium from the first party, or to reduce its own unwanted risk by attempting to pass all or part of that risk to the first party.

Derivatives can be used by investors such as the Funds to earn income and enhance returns, to hedge or adjust the risk profile of a portfolio, and either to replace more traditional direct investments or to obtain exposure to otherwise inaccessible markets. Each of the Funds is permitted to use derivatives for one or more of these purposes, although most of the Funds generally use derivatives primarily as direct investments in order to enhance yields and broaden portfolio diversification. Each of these uses entails greater risk than if derivatives were used solely for hedging purposes. Derivatives are a valuable tool, which, when used properly, can provide significant benefits to Fund shareholders. A Fund may take a significant position in those derivatives that are within its investment policies if, in Alliance's judgment, this represents the most effective response to current or anticipated market conditions. Alliance High Yield, Alliance Global Strategic Income and Alliance Multi-Market Strategy in particular, generally make extensive use of carefully selected forwards and other derivatives to achieve the currency hedging that is an integral part of their investment strategy. Alliance's use of derivatives is subject to continuous risk assessment and control from the standpoint of each Fund's investment objectives and policies.

Derivatives may be (i) standardized, exchange-traded contracts or (ii) customized, privately-negotiated contracts. Exchange-traded derivatives tend to be more liquid and subject to less credit risk than those that are privately negotiated.

There are four principal types of derivative instruments--options, futures, forwards, and swaps--from which virtually any type of derivative transaction can be created.

o Options--An option, which may be standardized and exchange-traded, or customized and privately negotiated, is an agreement that, for a premium payment or fee, gives the option holder (the buyer) the right but not the obligation to buy or sell the underlying asset (or settle for cash an amount based on an underlying asset, rate or index) at a specified price (the exercise price) during a period of time or on a specified date. A call option entitles the holder to purchase, and a put option entitles the holder to sell, the underlying asset (or settle for cash an amount based on an underlying asset, rate or index). Likewise, when an option is exercised the writer of the option is obligated to sell (in the case of a call option) or to purchase (in the case of a put option) the underlying asset (or settle for cash an amount based on an underlying asset, rate or index).

o Futures--A futures contract is an agreement that obligates the buyer to buy and the seller to sell a specified quantity of an underlying asset (or settle for cash the value of a contract based on an underlying asset, rate or index) at a specific price on the contract maturity date. Futures contracts are standardized, exchange-traded instruments and are fungible (i.e., considered to be perfect substitutes for each other). This fungibility allows futures contracts to be readily offset or cancelled through the acquisition of equal but opposite positions, which is the primary method in which futures contracts are liquidated. A cash-settled futures contract does not require physical delivery of the underlying asset but instead is settled for cash equal to the difference between the values of the contract on the date it is entered into and its maturity date.

o Forwards--A forward contract is an obligation by one party to buy, and the other party to sell, a specific quantity of an underlying commodity or other tangible asset for an agreed upon price at a future date. Forward contracts are customized, privately negotiated agreements designed to satisfy the objectives of each party. A forward contract usually results in the delivery of the underlying asset upon maturity of the contract in return for the agreed upon payment.

o Swaps--A swap is a customized, privately negotiated agreement that obligates two parties to exchange a series of cash flows at specified intervals (payment dates) based upon or calculated by reference to changes in specified prices or rates (interest rates in the case of interest rate swaps, currency exchange rates in the case of currency swaps) for a specified amount of an underlying asset (the "notional" principal amount). The payment flows are netted against each other, with the difference being paid by one party to the other. Except for currency swaps, the notional principal amount is used solely to calculate the payment streams but is not exchanged. With respect to currency swaps, actual principal amounts of currencies may be exchanged by the counterparties at the initiation, and again upon the termination, of the transaction.

Debt instruments that incorporate one or more of these building blocks for the purpose of determining the principal amount of and/or rate of interest payable on the debt instruments are often referred to as "structured securities." An example of this type of structured security is indexed commercial paper. The term is also used to describe certain securities issued in connection with the restructuring of certain foreign obligations. The term "derivative" also is sometimes used to describe securities involving rights to a portion of the cash flows from an underlying pool of mortgages or other assets from which payments are passed through to the owner of, or that collateralize, the securities. These securities are described below under Mortgage-Related Securities and Other Asset-Backed Securities.

While the judicious use of derivatives by highly-experienced investment managers such as Alliance can be quite beneficial, derivatives involve risks different from, and, in certain cases, greater than, the risks presented by more traditional investments. The following is a general discussion of important risk factors and issues relating to the use of derivatives that investors should understand before investing in a Fund.

o Market Risk--This is the general risk of all investments that the value of a particular investment will change in a way detrimental to the Fund's interest based on changes in the bond market generally.

o Management Risk--Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions. In particular, the use and complexity of derivatives require the maintenance of adequate controls to monitor the transactions entered into, the ability to assess the risk that a derivative adds to a Fund's portfolio, and the ability to forecast price, interest rate, or currency exchange rate movements correctly.

o Credit Risk--This is the risk that a loss may be sustained by a Fund as a result of the failure of a derivative counterparty to comply with the terms of the derivative contract. The credit risk for exchange-traded derivatives is generally less than for privately negotiated derivatives, since the clearing house, which is the issuer or counterparty to each exchange-traded derivative, provides a guarantee of performance. This guarantee is supported by a daily payment system (i.e., margin requirements) operated by the clearing house in order to reduce overall credit risk. For privately negotiated derivatives, there is no similar clearing agency guarantee. Therefore, the Funds consider the creditworthiness of each counterparty to a privately negotiated derivative in evaluating potential credit risk.

o Liquidity Risk--Liquidity risk exists when a particular instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many privately negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous price.

o Leverage Risk--Since many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, rate or index can result in a loss substantially greater than the amount invested in the derivative itself. In the case of swaps, the risk of loss generally is related to a notional principal amount, even if the parties have not made any initial investment. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment.

o Other Risks--Other risks in using derivatives include the risk of mispricing or improper valuation of derivatives and the inability of derivatives to correlate perfectly with underlying assets, rates and indices. Many derivatives, in particular privately negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a Fund. Derivatives do not always perfectly or even highly correlate or track the value of the assets, rates or indices they are designed to closely track. Consequently, a Fund's use of derivatives may not always be an effective means of, and sometimes could be counterproductive to, furthering the Fund's investment objective. In addition, there is no guarantee that a specific derivative will be available for a Fund to utilize at any given time.

Derivatives Used by the Funds. The following describes specific derivatives that one or more of the Funds may use.

Eurodollar Instruments. Eurodollar instruments are essentially U.S. Dollar-denominated futures contracts or options that are linked to LIBOR. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. Alliance Global Strategic Income intends to use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR (to which many short-term borrowings and floating rate securities in which the Fund invests are linked).

Forward Foreign Currency Exchange Contracts. A Fund purchases or sells forward foreign currency exchange contracts ("forward contracts") to minimize the risk from adverse changes in the relationship between the U.S. Dollar and other currencies. A Fund may enter into a forward contract, for example, when it enters into a contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. Dollar price of the security (a "transaction hedge"). When a Fund believes that a foreign currency may suffer a substantial decline against the U.S. Dollar, it may enter into a forward sale contract to sell an amount of that foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency, or when the Fund believes that the U.S. Dollar may suffer a substantial decline against a foreign currency, it may enter into a forward purchase contract to buy that foreign currency for a fixed dollar amount (a "position hedge"). Instead of entering into a position hedge, a Fund may, in the alternative, enter into a forward contract to sell a different foreign currency for a fixed U.S. Dollar amount where the Fund believes that the U.S. Dollar value of the currency to be sold pursuant to the forward contract will fall whenever there is a decline in the U.S. Dollar value of the currency in which portfolio securities of the Fund are denominated (a "cross-hedge").

Futures Contracts and Options on Futures Contracts. A Fund may buy and sell futures contracts on fixed-income or other securities or foreign currencies, and contracts based on interest rates or financial indices, including any index of U.S. Government securities, foreign government securities or corporate debt securities.

Options on futures contracts are options that call for the delivery of futures contracts upon exercise. Options on futures contracts written or purchased by a Fund will be traded on U.S. or foreign exchanges and, except for Alliance Global Strategic Income, will be used only for hedging purposes.

Alliance U.S. Government, Alliance Global Strategic Income, Alliance North American Government Income and Alliance Multi-Market Strategy will not enter into a futures contract or write or purchase an option on a futures contract if immediately thereafter the market values of the outstanding futures contracts of the Fund and the currencies and futures contracts subject to outstanding options written by the Fund would exceed 50% of its total assets. Alliance U.S. Government, Alliance Global Strategic Income, Alliance North American Government Income and Alliance Multi-Market Strategy will not enter into a futures contract or, if otherwise permitted, write or purchase an option on a futures contract, if immediately thereafter the aggregate of initial margin deposits on all the outstanding futures contracts of the Fund and premiums paid on outstanding options on futures contracts would exceed 5% of the market value of the total assets of the Fund. In addition, Alliance Global Strategic Income will not enter into any futures contract (i) other than one on fixed-income securities or based on interest rates, or (ii) if immediately thereafter the sum of the then aggregate futures market prices of financial instruments required to be delivered under open futures contract sales and the aggregate futures market prices of instruments required to be delivered under open futures contract purchases would exceed 30% of the value of the Fund's total assets.

Interest Rate Transactions (Swaps, Caps, and Floors). Each Fund that may enter into interest rate swap, cap, or floor transactions expects to do so primarily for hedging purposes, which may include preserving a return or spread on a particular investment or portion of its portfolio or protecting against an increase in the price of securities the Fund anticipates purchasing at a later date. The Funds do not intend to use these transactions in a speculative manner.

Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or "notional") amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments).

Interest rate caps and floors are similar to options in that the purchase of an interest rate cap or floor entitles the purchaser, to the extent that a specified index exceeds (in the case of a cap) or falls below (in the case of a floor) a predetermined interest rate, to receive payments of interest on a notional amount from the party selling the interest rate cap or floor. A Fund may enter into interest rate swaps, caps, and floors on either an asset-based or liability-based basis, depending upon whether it is hedging its assets or liabilities.

There is no limit on the amount of interest rate transactions that may be entered into by a Fund that is permitted to enter into such transactions. Alliance Global Strategic Income, Alliance North American Government Income and Alliance Multi-Market Strategy, may enter into interest rate swaps involving payments in the same currency or in different currencies. Alliance U.S. Government, Alliance Quality Bond, Alliance Corporate Bond, Alliance Global Strategic Income and Alliance Global Dollar Government will not enter into an interest rate swap, cap, or floor transaction unless the unsecured senior long- or short-term debt or the claims-paying ability of the other party is then rated in the highest rating category of at least one NRSRO. Each of Alliance Global Strategic Income, Alliance North American Government Income and Alliance Multi-Market Strategy, will enter into interest rate swap, cap or floor transactions with its respective custodian, and with other counterparties, but only if: (i) for transactions with maturities under one year, such other counterparty has outstanding prime commercial paper; or (ii) for transactions with maturities greater than one year, the counterparty has high-quality debt securities outstanding.

The swap market has grown substantially in recent years, with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become well established and relatively liquid. Caps and floors are less liquid than swaps. These transactions do not involve the delivery of securities or other underlying assets or principal. Accordingly, unless there is a counterparty default, the risk of loss to a Fund from interest rate transactions is limited to the net amount of interest payments that the Fund is contractually obligated to make.

Options on Foreign Currencies. A Fund invests in options on foreign currencies that are privately negotiated or traded on U.S. or foreign exchanges for the purpose of protecting against declines in the U.S. Dollar value of foreign currency denominated securities held by a Fund and against increases in the U.S. Dollar cost of securities to be acquired. The purchase of an option on a foreign currency may constitute an effective hedge against fluctuations in exchange rates, although if rates move adversely, a Fund may forfeit the entire amount of the premium plus related transaction costs.

Options on Securities. In purchasing an option on securities, a Fund would be in a position to realize a gain if, during the option period, the price of the underlying securities increased (in the case of a call) or decreased (in the case of a put) by an amount in excess of the premium paid; otherwise the Fund would experience a loss not greater than the premium paid for the option. Thus, a Fund would realize a loss if the price of the underlying security declined or remained the same (in the case of a call) or increased or remained the same (in the case of a put) or otherwise did not increase (in the case of a put) or decrease (in the case of a call) by more than the amount of the premium. If a put or call option purchased by a Fund were permitted to expire without being sold or exercised, its premium would represent a loss to the Fund.

A Fund may write a put or call option in return for a premium, which is retained by the Fund whether or not the option is exercised. Except with respect to uncovered call options written for cross-hedging purposes, none of the Funds will write uncovered call or put options on securities. A call option written by a Fund is "covered" if the Fund owns the underlying security, has an absolute and immediate right to acquire that security upon conversion or exchange of another security it holds, or holds a call option on the underlying security with an exercise price equal to or less than that of the call option it has written. A put option written by a Fund is covered if the Fund holds a put option on the underlying securities with an exercise price equal to or greater than that of the put option it has written.

The risk involved in writing an uncovered call option is that there could be an increase in the market value of the underlying security, and a Fund could be obligated to acquire the underlying security at its current price and sell it at a lower price. The risk of loss from writing an uncovered put option is limited to the exercise price of the option.

A Fund may write a call option on a security that it does not own in order to hedge against a decline in the value of a security that it owns or has the right to acquire, a technique referred to as "cross-hedging." A Fund would write a call option for cross-hedging purposes, instead of writing a covered call option, when the premium to be received from the cross-hedge transaction exceeds that to be received from writing a covered call option, while at the same time achieving the desired hedge. The correlation risk involved in cross-hedging may be greater than the correlation risk involved with other hedging strategies.

Alliance U.S. Government, Alliance Quality Bond, Alliance Corporate Bond, Alliance High Yield, Alliance Global Strategic Income, Alliance North American Government Income and Alliance Global Dollar Government, generally purchase or write privately negotiated options on securities. A Fund that does so will effect such transactions only with investment dealers and other financial institutions (such as commercial banks or savings and loan institutions) deemed creditworthy by Alliance. Privately negotiated options purchased or written by a Fund may be illiquid and it may not be possible for the Fund to effect a closing transaction at an advantageous time. Alliance U.S. Government and Alliance Corporate Bond will not purchase an option on a security if, immediately thereafter, the aggregate cost of all outstanding options purchased by the Fund would exceed 2% of the Fund's total assets. Nor will these Funds write an option if, immediately thereafter, the aggregate value of the Fund's portfolio securities subject to outstanding options would exceed 15% of the Fund's total assets.

Options on Securities Indices. An option on a securities index is similar to an option on a security except that, rather than taking or making delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the chosen index is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option.

Brady Bonds. Brady Bonds are created through the exchange of existing commercial bank loans to foreign entities for new obligations in connection with debt restructurings under a plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the "Brady Plan"). Brady Bonds have been issued only recently, and, accordingly, do not have a long payment history. They may be collateralized or uncollateralized and issued in various currencies (although most are U.S. Dollar-denominated) and they are actively traded in the over-the-counter secondary market.

U.S. Dollar-denominated, collateralized Brady Bonds, which may be fixed-rate par bonds or floating rate discount bonds, are generally collateralized in full as to principal due at maturity by U.S. Treasury zero coupon obligations that have the same maturity as the Brady Bonds. Interest payments on these Brady Bonds generally are collateralized by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of rolling interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Certain Brady Bonds are entitled to "value recovery payments" in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized. Brady Bonds are often viewed as having up to four valuation components: (i) collateralized repayment of principal at final maturity, (ii) collateralized interest payments,
(iii) uncollateralized interest payments, and (iv) any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the "residual risk"). In the event of a default with respect to collateralized Brady Bonds as a result of which the payment obligations of the issuer are accelerated, the U.S. Treasury zero coupon obligations held as collateral for the payment of principal will not be distributed to investors, nor will such obligations be sold and the proceeds distributed. The collateral will be held by the collateral agent to the scheduled maturity of the defaulted Brady Bonds, which will continue to be outstanding, at which time the face amount of the collateral will equal the principal payments that would have then been due on the Brady Bonds in the normal course. In light of the residual risk of Brady Bonds and, among other factors, the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds, investments in Brady Bonds are to be viewed as speculative.


Convertible Securities. Prior to conversion, convertible securities have the same general characteristics as non-convertible debt securities, which provide a stable stream of income with generally higher yields than those of equity securities of the same or similar issuers. The price of a convertible security will normally vary with changes in the price of the underlying equity security, although the higher yield tends to make the convertible security less volatile than the underlying equity security. As with debt securities, the market value of convertible securities tends to decrease as interest rates rise and increase as interest rates decline. While convertible securities generally offer lower interest or dividend yields than non-convertible debt securities of similar quality, they enable investors to benefit from increases in the market price of the underlying common stock. Convertible debt securities that are rated Baa or lower by Moody's or BBB or lower by S&P or Fitch and comparable unrated securities may share some or all of the risks of debt securities with those ratings.


Forward Commitments. Forward commitments for the purchase or sale of securities may include purchases on a when-issued basis or purchases or sales on a delayed delivery basis. In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring or approval of a proposed financing by appropriate authorities (i.e., a "when, as and if issued" trade).

When forward commitments with respect to fixed-income securities are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but payment for and delivery of the securities take place at a later date. Normally, the settlement date occurs within two months after the transaction, but settlements beyond two months may be negotiated. Securities purchased or sold under a forward commitment are subject to market fluctuation and no interest or dividends accrues to the purchaser prior to the settlement date.

The use of forward commitments helps a Fund to protect against anticipated changes in interest rates and prices. For instance, in periods of rising interest rates and falling bond prices, a Fund might sell securities in its portfolio on a forward commitment basis to limit its exposure to falling bond prices. In periods of falling interest rates and rising bond prices, a Fund might sell a security in its portfolio and purchase the same or a similar security on a when-issued or forward commitment basis, thereby obtaining the benefit of currently higher cash yields. No forward commitments will be made by Alliance Global Strategic Income, Alliance North American Government Income or Alliance Global Dollar Government if, as a result, the Fund's aggregate forward commitments under such transactions would be more than 25% of the total assets of Alliance Global Strategic Income and 30% of the total assets of each of the other Funds.

A Fund's right to receive or deliver a security under a forward commitment may be sold prior to the settlement date. The Funds enter into forward commitments, however, only with the intention of actually receiving securities or delivering them, as the case may be. If a Fund, however, chooses to dispose of the right to acquire a when-issued security prior to its acquisition or dispose of its right to deliver or receive against a forward commitment, it may realize a gain or incur a loss.

Illiquid Securities. The Funds will limit their investments in illiquid securities to 15% of their net assets, except that the limit is 10% for Alliance North American Government Income and Alliance Multi-Market Strategy. As a matter of fundamental policy, Alliance Corporate Bond cannot purchase illiquid securities. Illiquid securities generally include (i) direct placements or other securities that are subject to legal or contractual restrictions on resale or for which there is no readily available market (e.g., when trading in the security is suspended or, in the case of unlisted securities, when market makers do not exist or will not entertain bids or offers), including many currency swaps and any assets used to cover currency swaps, (ii) over-the-counter options and assets used to cover over-the-counter options, and (iii) repurchase agreements not terminable within seven days.

A Fund that invests in illiquid securities may not be able to sell such securities and may not be able to realize their full value upon sale. Alliance will monitor each Fund's investments in illiquid securities. Rule 144A securities will not be treated as "illiquid" for the purposes of the limit on investments so long as the securities meet liquidity guidelines established by the Board of Directors.


Indexed Commercial Paper. Indexed commercial paper may have its principal linked to changes in foreign currency exchange rates whereby its principal amount is adjusted upwards or downwards (but not below zero) at maturity to reflect changes in the referenced exchange rate. Each Fund that invests in indexed commercial paper may do so without limitation. A Fund will receive interest and principal payments on such commercial paper in the currency in which such commercial paper is denominated, but the amount of principal payable by the issuer at maturity will change in proportion to the change (if any) in the exchange rate between the two specified currencies between the date the instrument is issued and the date the instrument matures. While such commercial paper entails the risk of loss of principal, the potential for realizing gains as a result of changes in foreign currency exchange rates enables a Fund to hedge (or cross-hedge) against a decline in the U.S. Dollar value of investments denominated in foreign currencies while providing an attractive money market rate of return. A Fund will purchase such commercial paper for hedging purposes only, not for speculation.


Investment in Other Investment Companies. Alliance Global Dollar Government may invest in other investment companies whose investment objectives and policies are consistent with those of the Fund. If the Fund acquires shares in investment companies, shareholders would bear both their proportionate share of expenses in the Fund (including management and advisory fees) and, indirectly, the expenses of such investment companies (including management and advisory fees).


Loans of Portfolio Securities. A Fund may make secured loans of portfolio securities to brokers, dealers and financial institutions, provided that cash, liquid high grade debt securities or bank letters of credit equal to at least 100% of the market value of the securities loaned is deposited and maintained by the borrower with the Fund. A principal risk in lending portfolio securities, as with other collateralized extensions of credit, consist of possible loss of rights in the collateral should the borrower fail financially. In addition, the Fund will be exposed to the risk that the sale of any collateral realized upon a borrower's default will not yield proceeds sufficient to replace the loaned securities.

In determining whether to lend securities to a particular borrower, Alliance will consider all relevant facts and circumstances, including the creditworthiness of the borrower. While securities are on loan, the borrower will pay the Fund any income earned from the securities. A Fund may invest any cash collateral directly or indirectly in short-term, high-quality debt instruments and earn additional income or receive an agreed-upon amount of income from a borrower who has delivered equivalent collateral. Any such investment of cash collateral will be subject to the Fund's investment risks. The Fund will have the right to regain record ownership of loaned securities to exercise beneficial rights such as voting rights, subscription rights, and rights to dividends, interest or distributions. The Fund may pay reasonable finders', administrative, and custodial fees in connection with a loan. Lending of portfolio securities is limited to 50% of total assets for Alliance Quality Bond and Alliance High Yield, 33 1/3% of total assets (including collateral) for Alliance U.S. Government, 25% of net assets for Alliance Global Strategic Income, 20% of net assets for Alliance North American Government Income and Alliance Global Dollar Government and 20% of total assets for Alliance Multi-Market Strategy.


Loan Participations and Assignments. A Fund's investments in loans are expected in most instances to be in the form of participations in loans and assignments of all or a portion of loans from third parties. A Fund's investment in loan participations typically will result in the Fund having a contractual relationship only with the lender and not with the borrower. A Fund will acquire participations only if the lender interpositioned between the Fund and the borrower is a lender having total assets of more than $25 billion and whose senior unsecured debt is rated investment grade or higher. When a Fund purchases a loan assignment from a lender it will acquire direct rights against the borrower on the loan. Because loan assignments are arranged through private negotiations between potential assignees and potential assignors, however, the rights and obligations acquired by a Fund as the purchaser of an assignment may differ from, and be more limited than, those held by the assigning lender.

The assignability of certain sovereign debt obligations, with respect to Alliance Global Strategic Income and Alliance Global Dollar Government, or foreign government securities, with respect to Alliance Corporate Bond and Alliance High Yield, is restricted by the governing documentation as to the nature of the assignee such that the only way in which the Fund may acquire an interest in a loan is through a participation and not an assignment. A Fund may have difficulty disposing of assignments and participations because to do so it will have to assign such securities to a third party. Because there may not be a liquid market for such investments, they can probably be sold only to a limited number of institutional investors. The lack of a liquid secondary market may have an adverse effect on the value of such investments and a Fund's ability to dispose of particular participations and assignments when necessary to meet its liquidity needs in response to a specific economic event such as a deterioration in the creditworthiness of the borrower. The lack of a liquid secondary market for participations and assignments also may make it more difficult for the Fund to assign a value to these investments for purposes of valuing the Fund's portfolio and calculating its net asset value.

Alliance Global Strategic Income and Alliance Global Dollar Government may invest up to 25%, and Alliance Corporate Bond may invest up to 15%, of their total assets in loan participations and assignments.

Mortgage-Related Securities. The Funds' investments in mortgage-related securities typically are securities representing interests in pools of mortgage loans made to home owners. The mortgage loan pools may be assembled for sale to investors (such as a Fund) by governmental or private organizations. Mortgage-related securities bear interest at either a fixed rate or an adjustable rate determined by reference to an index rate. Mortgage-related securities frequently provide for monthly payments that consist of both interest and principal, unlike more traditional debt securities, which normally do not provide for periodic repayments of principal.

Securities representing interests in pools created by private issuers generally offer a higher rate of interest than securities representing interests in pools created by governmental issuers because there are no direct or indirect governmental guarantees of the underlying mortgage payments. Private issuers sometimes obtain committed loan facilities, lines of credit, letters of credit, surety bonds or other forms of liquidity and credit enhancement to support the timely payment of interest and principal with respect to their securities if the borrowers on the underlying mortgages fail to make their mortgage payments. The ratings of such non-governmental securities are generally dependent upon the ratings of the providers of such liquidity and credit support and would be adversely affected if the rating of such an enhancer were downgraded. A Fund may buy mortgage-related securities without credit enhancement if the securities meet the Fund's investment standards.

One type of mortgage-related security is of the "pass-through" variety. The holder of a pass-through security is considered to own an undivided beneficial interest in the underlying pool of mortgage loans and receives a pro rata share of the monthly payments made by the borrowers on their mortgage loans, net of any fees paid to the issuer or guarantor of the securities. Prepayments of mortgages resulting from the sale, refinancing, or foreclosure of the underlying properties are also paid to the holders of these securities, which, as discussed below, frequently causes these securities to experience significantly greater price and yield volatility than experienced by traditional fixed-income securities. Some mortgage-related securities, such as securities issued by GNMA, are referred to as "modified pass-through" securities. The holders of these securities are entitled to the full and timely payment of principal and interest, net of certain fees, regardless of whether payments are actually made on the underlying mortgages.

Another form of mortgage-related security is a "pay-through" security, which is a debt obligation of the issuer secured by a pool of mortgage loans pledged as collateral that is legally required to be paid by the issuer, regardless of whether payments are actually made on the underlying mortgages. CMOs are the predominant type of "pay-through" mortgage-related security. In a CMO, a series of bonds or certificates is issued in multiple classes. Each class of a CMO, often referred to as a "tranche," is issued at a specific coupon rate and has a stated maturity or final distribution date. Principal prepayments on collateral underlying a CMO may cause one or more tranches of the CMO to be retired substantially earlier than the stated maturities or final distribution dates of the collateral. The principal and interest on the underlying mortgages may be allocated among several classes of a series of a CMO in many ways. CMOs may be issued by a U.S. Government instrumentality or agency or by a private issuer. Although payment of the principal of, and interest on, the underlying collateral securing privately issued CMOs may be guaranteed by GNMA, FNMA or FHLMC, these CMOs represent obligations solely of the private issuer and are not insured or guaranteed by GNMA, FNMA, FHLMC, any other governmental agency or any other person or entity.

Another type of mortgage-related security, known as ARMS, bears interest at a rate determined by reference to a predetermined interest rate or index. There are two main categories of rates or indices: (i) rates based on the yield on U.S. Treasury securities; and (ii) indices derived from a calculated measure such as a cost of funds index or a moving average of mortgage rates. Some rates and indices closely mirror changes in market interest rate levels, while others tend to lag changes in market rate levels and tend to be somewhat less volatile.

ARMS may be secured by fixed-rate mortgages or adjustable-rate mortgages. ARMS secured by fixed-rate mortgages generally have lifetime caps on the coupon rates of the securities. To the extent that general interest rates increase faster than the interest rates on the ARMS, these ARMS will decline in value. The adjustable-rate mortgages that secure ARMS will frequently have caps that limit the maximum amount by which the interest rate or the monthly principal and interest payments on the mortgages may increase. These payment caps can result in negative amortization (i.e., an increase in the balance of the mortgage loan). Since many adjustable-rate mortgages only reset on an annual basis, the values of ARMS tend to fluctuate to the extent that changes in prevailing interest rates are not immediately reflected in the interest rates payable on the underlying adjustable-rate mortgages.

SMRS are mortgage-related securities that are usually structured with two classes of securities collateralized by a pool of mortgages or a pool of mortgage-backed bonds or pass-through securities, with each class receiving different proportions of the principal and interest payments from the underlying assets. A common type of SMRS has one class of interest-only securities or IOs receiving all of the interest payments from the underlying assets; while the other class of securities, principal-only securities or POs, receives all of the principal payments from the underlying assets. IOs and POs are extremely sensitive to interest rate changes and are more volatile than mortgage-related securities that are not stripped. IOs tend to decrease in value as interest rates decrease, while POs generally increase in value as interest rates decrease. If prepayments of the underlying mortgages are greater than anticipated, the amount of interest earned on the overall pool will decrease due to the decreasing principal balance of the assets. Changes in the values of IOs and POs can be substantial and occur quickly, such as occurred in the first half of 1994 when the value of many POs dropped precipitously due to increases in interest rates. For this reason, none of the Funds relies on IOs and POs as the principal means of furthering its investment objective.

The value of mortgage-related securities is affected by a number of factors. Unlike traditional debt securities, which have fixed maturity dates, mortgage-related securities may be paid earlier than expected as a result of prepayments of underlying mortgages. Such prepayments generally occur during periods of falling mortgage interest rates. If property owners make unscheduled prepayments of their mortgage loans, these prepayments will result in the early payment of the applicable mortgage-related securities. In that event, a Fund may be unable to invest the proceeds from the early payment of the mortgage-related securities in investments that provide as high a yield as the mortgage-related securities. Early payments associated with mortgage-related securities cause these securities to experience significantly greater price and yield volatility than is experienced by traditional fixed-income securities. The occurrence of mortgage prepayments is affected by the level of general interest rates, general economic conditions, and other social and demographic factors. During periods of falling interest rates, the rate of mortgage prepayments tends to increase, thereby tending to decrease the life of mortgage-related securities. Conversely, during periods of rising interest rates, a reduction in prepayments may increase the effective life of mortgage-related securities, subjecting them to greater risk of decline in market value in response to rising interest rates. If the life of a mortgage-related security is inaccurately predicted, a Fund may not be able to realize the rate of return it expected.

Although the market for mortgage-related securities is becoming increasingly liquid, those issued by certain private organizations may not be readily marketable. In particular, the secondary markets for CMOs, IOs, and POs may be more volatile and less liquid than those for other mortgage-related securities, thereby potentially limiting a Fund's ability to buy or sell those securities at any particular time.

As with fixed-income securities generally, the value of mortgage-related securities also can be adversely affected by increases in general interest rates relative to the yield provided by such securities. Such an adverse effect is especially possible with fixed-rate mortgage securities. If the yield available on other investments rises above the yield of the fixed-rate mortgage securities as a result of general increases in interest rate levels, the value of the mortgage-related securities will decline. Although the negative effect could be lessened if the mortgage-related securities were to be paid earlier (thus permitting a Fund to reinvest the prepayment proceeds in investments yielding the higher current interest rate), as described above the rates of mortgage prepayments and early payments of mortgage-related securities generally tend to decline during a period of rising interest rates.

Although the values of ARMS may not be affected as much as the values of fixed-rate mortgage securities by rising interest rates, ARMS may still decline in value as a result of rising interest rates. Although, as described above, the yields on ARMS vary with changes in the applicable interest rate or index, there is often a lag between increases in general interest rates and increases in the yield on ARMS as a result of relatively infrequent interest rate reset dates. In addition, adjustable-rate mortgages and ARMS often have interest rate or payment caps that limit the ability of the adjustable-rate mortgages or ARMS to fully reflect increases in the general level of interest rates.

Other Asset-Backed Securities. The securitization techniques used to develop mortgage-related securities are being applied to a broad range of financial assets. Through the use of trusts and special purpose corporations, various types of assets, including automobile loans and leases, credit card receivables, home equity loans, equipment leases and trade receivables, are being securitized in structures similar to the structures used in mortgage securitizations. These asset-backed securities are subject to risks associated with changes in interest rates and prepayment of underlying obligations similar to the risks of investment in mortgage-related securities discussed above.

Each type of asset-backed security also entails unique risks depending on the type of assets involved and the legal structure used. For example, credit card receivables are generally unsecured obligations of the credit card holder and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. In some transactions, the value of the asset-backed security is dependent on the performance of a third party acting as credit enhancer or servicer. In some transactions (such as those involving the securitization of vehicle loans or leases) it may be administratively burdensome to perfect the interest of the security issuer in the underlying collateral and the underlying collateral may become damaged or stolen.

Repurchase Agreements. A repurchase agreement arises when a buyer purchases a security and simultaneously agrees to resell it to the vendor at an agreed-upon future date, normally a day or a few days later. The resale price is greater than the purchase price, reflecting an agreed-upon interest rate for the period the buyer's money is invested in the security. Such agreements permit a Fund to keep all of its assets at work while retaining "overnight" flexibility in pursuit of investments of a longer-term nature. A Fund requires continual maintenance of collateral in an amount equal to, or in excess of, the resale price. If a vendor defaults on its repurchase obligation, a Fund would suffer a loss to the extent that the proceeds from the sale of the collateral were less than the repurchase price. If a vendor goes bankrupt, a Fund might be delayed in, or prevented from, selling the collateral for its benefit.

Reverse Repurchase Agreements and Dollar Rolls. Reverse repurchase agreements involve sales by a Fund of portfolio assets concurrently with an agreement by the Fund to repurchase the same assets at a later date at a fixed price. During the reverse repurchase agreement period, the Fund continues to receive principal and interest payments on these securities. Generally, the effect of such a transaction is that a Fund can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while it will be able to keep the interest income associated with those portfolio securities. Such transactions are advantageous only if the interest cost to a Fund of the reverse repurchase transaction is less than the cost of otherwise obtaining the cash.

Dollar rolls involve sales by a Fund of securities for delivery in the current month and the Fund's simultaneously contracting to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, a Fund forgoes principal and interest paid on the securities. A Fund is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the "drop") as well as by the interest earned on the cash proceeds of the initial sale.

Reverse repurchase agreements and dollar rolls involve the risk that the market value of the securities a Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement or dollar roll files for bankruptcy or becomes insolvent, a Fund's use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities.

Reverse repurchase agreements and dollar rolls are speculative techniques and are considered borrowings by the Funds. Under normal circumstances, Alliance U.S. Government and Alliance Corporate Bond do not expect to engage in reverse repurchase agreements and dollar rolls with respect to greater than 50% of their total assets. Reverse repurchase agreements and dollar rolls together with any borrowings by Alliance Global Dollar Government will not exceed 33% of its total assets less liabilities (other than amounts borrowed). Alliance Global Strategic Income may enter into reverse repurchase agreements with commercial banks and registered broker-dealers in order to increase income, in an amount up to 25% of its total assets. Reverse repurchase agreements and dollar rolls together with any borrowings by Alliance Global Strategic Income will not exceed 25% of its total assets.


Rights and Warrants. Rights and warrants are option securities permitting their holders to subscribe for other securities. Alliance Global Dollar Government may invest in warrants and Alliance Global Strategic Income may invest in rights and warrants, for debt securities or for equity securities that are acquired in connection with debt instruments. Rights are similar to warrants except that they have a substantially shorter duration. Rights and warrants do not carry with them dividend or voting rights with respect to the underlying securities, or any rights in the assets of the issuer. As a result, an investment in rights and warrants may be considered more speculative than certain other types of investments. In addition, the value of a right or a warrant does not necessarily change with the value of the underlying securities, and a right or a warrant ceases to have value if it is not exercised prior to its expiration date. Alliance Global Strategic Income may invest up to 20% of its total assets in rights and warrants.


Short Sales. A short sale is effected by selling a security that a Fund does not own, or if the Fund owns the security, is not to be delivered upon consummation of the sale. A short sale is "against the box" if a Fund owns or has the right to obtain without payment securities identical to those sold short. Alliance Global Dollar Government may make short sales only against the box and only for the purpose of deferring realization of a gain or loss for U.S. federal income tax purposes. In addition, the Fund may not make a short sale if, as a result, more than 10% of its net assets (taken at market value) would be held as collateral for short sales.

Alliance Global Strategic Income may make a short sale in anticipation that the market price of that security will decline. When the Fund makes a short sale of a security that it does not own, it must borrow from a broker-dealer the security sold short and deliver the security to the broker-dealer upon conclusion of the short sale. The Fund may be required to pay a fee to borrow particular securities and is often obligated to pay over any payments received on such borrowed securities. The Fund's obligation to replace the borrowed security will be secured by collateral deposited with a broker-dealer qualified as a custodian. Depending on the arrangements the Fund makes with the broker-dealer from which it borrowed the security regarding remittance of any payments received by the Fund on such security, the Fund may or may not receive any payments (e.g., dividends or interest) on its collateral deposited with the broker-dealer.

In order to defer realization of a gain or loss for U.S. federal income tax purposes, Alliance Global Strategic Income may also make short sales "against the box" of securities which are eligible for such deferral. The Fund may not make a short sale, if as a result, more than 25% of its total assets would be held as collateral for short sales.

If the price of the security sold short increases between the time of the short sale and the time a Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a short-term capital gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. Although a Fund's gain is limited to the price at which it sold the security short, its potential loss is theoretically unlimited.

Standby Commitment Agreements. Standby commitment agreements are similar to put options that commit a Fund, for a stated period of time, to purchase a stated amount of a security that may be issued and sold to the Fund at the option of the issuer. The price and coupon of the security are fixed at the time of the commitment. At the time of entering into the agreement, the Fund is paid a commitment fee regardless of whether the security ultimately is issued. The Funds will enter into such agreements only for the purpose of investing in the security underlying the commitment at a yield and price considered advantageous and unavailable on a firm commitment basis. No Fund will enter into a standby commitment with a remaining term in excess of 45 days. The Funds will limit their investments in standby commitments so that the aggregate purchase price of the securities subject to the commitments does not exceed 20%, or 25% with respect to Alliance Global Strategic Income, of their assets.

There is no guarantee that the security subject to a standby commitment will be issued. In addition, the value of the security, if issued, on the delivery date may be more or less than its purchase price. Since the issuance of the security is at the option of the issuer, a Fund will bear the risk of capital loss in the event the value of the security declines and may not benefit from an appreciation in the value of the security during the commitment period if the issuer decides not to issue and sell the security to the Fund.

Structured Securities. Structured securities in which Alliance Global Dollar Government, Alliance Global Strategic Income and Alliance Corporate Bond may invest represent interests in entities organized and operated solely for the purpose of restructuring the investment characteristics of sovereign debt obligations, with respect to Alliance Global Dollar Government and Alliance Global Strategic Income, or foreign government securities, with respect to Alliance Corporate Bond. This type of restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, of specified instruments (such as commercial bank loans or Brady Bonds) and the issuance by that entity of one or more classes of structured securities backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured securities to create securities with different investment characteristics such as varying maturities, payment priorities and interest rate provisions, and the extent of the payments made with respect to structured securities is dependent on the extent of the cash flow on the underlying instruments. Because structured securities typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments. Structured securities of a given class may be either subordinated or unsubordinated to the right of payment of another class. Subordinated structured securities typically have higher yields and present greater risks than unsubordinated structured securities. Alliance Global Dollar Government may invest up to 25% of its total assets, and Alliance Global Strategic Income and Alliance Corporate Bond may invest without limit, in these types of structured securities.

Variable, Floating and Inverse Floating Rate Instruments. Fixed-income securities may have fixed, variable or floating rates of interest. Variable and floating rate securities pay interest at rates that are adjusted periodically, according to a specified formula. A "variable" interest rate adjusts at predetermined intervals (e.g., daily, weekly or monthly), while a "floating" interest rate adjusts whenever a specified benchmark rate (such as the bank prime lending rate) changes.

A Fund may invest in fixed-income securities that pay interest at a coupon rate equal to a base rate, plus additional interest for a certain period of time if short-term interest rates rise above a predetermined level or "cap." The amount of such an additional interest payment typically is calculated under a formula based on a short-term interest rate index multiplied by a designated factor.

Leveraged inverse floating rate debt instruments are sometimes known as inverse floaters. The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher degree of leverage inherent in inverse floaters is associated with greater volatility in market value, such that, during periods of rising interest rates, the market values of inverse floaters will tend to decrease more rapidly than those of fixed rate securities.

Zero Coupon and Principal-Only Securities. Zero coupon securities and principal-only (PO) securities are debt securities that have been issued without interest coupons or stripped of their unmatured interest coupons, and include receipts or certificates representing interests in such stripped debt obligations and coupons. Such a security pays no interest to its holder during its life. Its value to an investor consists of the difference between its face value at the time of maturity and the price for which it was acquired, which is generally an amount significantly less than its face value. Such securities usually trade at a deep discount from their face or par value and are subject to greater fluctuations in market value in response to changing interest rates than debt obligations of comparable maturities and credit quality that make current distributions of interest. On the other hand, because there are no periodic interest payments to be reinvested prior to maturity, these securities eliminate reinvestment risk and "lock in" a rate of return to maturity.

Zero coupon Treasury securities are U.S. Treasury bills issued without interest coupons. Principal-only Treasury securities are U.S. Treasury notes and bonds that have been stripped of their unmatured interest coupons, and receipts or certificates representing interests in such stripped debt obligations. Currently the only U.S. Treasury security issued without coupons is the Treasury bill. Although the U.S. Treasury does not itself issue Treasury notes and bonds without coupons, under the U.S. Treasury STRIPS program interest and principal payments on certain long-term Treasury securities may be maintained separately in the Federal Reserve book entry system and may be separately traded and owned. In addition, in the last few years a number of banks and brokerage firms have separated ("stripped") the principal portions from the coupon portions of U.S. Treasury bonds and notes and sold them separately in the form of receipts or certificates representing undivided interests in these instruments (which are generally held by a bank in a custodial or trust account).

Alliance Quality Bond, Alliance Corporate Bond and Alliance Global Strategic Income also may invest in pay-in-kind debentures (i.e., debt obligations the interest on which may be paid in the form of obligations of the same type rather than cash), which have characteristics similar to zero coupon securities.

Future Developments. A Fund may, following written notice to its shareholders, take advantage of other investment practices that are not currently contemplated for use by the Fund, or are not available but may yet be developed, to the extent such investment practices are consistent with the Fund's investment objective and legally permissible for the Fund. Such investment practices, if they arise, may involve risks that are different from or exceed those involved in the practices described above.

Portfolio Turnover. The portfolio turnover rate for each Fund is included in the Financial Highlights section. The Funds are actively managed and, in some cases in response to market conditions, a Fund's portfolio turnover may exceed 100%. A higher rate of portfolio turnover increases brokerage and other expenses, which must be borne by the Fund and its shareholders. High portfolio turnover also may result in the realization of substantial net short-term capital gains, which, when distributed, are taxable to shareholders.

Temporary Defensive Position. For temporary defensive purposes, each Fund may invest in certain types of short-term, liquid, high grade or high quality (depending on the Fund) debt securities. These securities may include U.S. Government securities, qualifying bank deposits, money market instruments, prime commercial paper and other types of short-term debt securities, including notes and bonds. For Funds that may invest in foreign countries, such securities may also include short-term, foreign-currency denominated securities of the type mentioned above issued by foreign governmental entities, companies and supranational organizations. While the Funds are investing for temporary defensive purposes, they may not meet their investment objectives.

ADDITIONAL RISK CONSIDERATIONS

Investment in certain of the Funds involves the special risk considerations described below. Certain of these risks may be heightened when investing in emerging markets.

Currency Considerations. Those Funds that invest some portion of their assets in securities denominated in, and receive revenues in, foreign currencies will be adversely affected by reductions in the value of those currencies relative to the U.S. Dollar. These changes will affect a Fund's net assets, distributions and income. If the value of the foreign currencies in which a Fund receives income falls relative to the U.S. Dollar between receipt of the income and the making of Fund distributions, a Fund may be required to liquidate securities in order to make distributions if the Fund has insufficient cash in U.S. Dollars to meet the distribution requirements that the Fund must satisfy to qualify as a regulated investment company for federal income tax purposes. Similarly, if an exchange rate declines between the time a Fund incurs expenses in U.S.

Dollars and the time cash expenses are paid, the amount of the currency required to be converted into U.S. Dollars in order to pay expenses in U.S. Dollars could be greater than the equivalent amount of such expenses in the currency at the time they were incurred. In light of these risks, a Fund may engage in certain currency hedging transactions, as described above, which involve certain special risks.

Effects of Borrowing. A Fund's loan agreements provide for additional borrowings and for repayments and reborrowings from time to time, and each Fund that may borrow expects to effect borrowings and repayments at such times and in such amounts as will maintain investment leverage in an amount approximately equal to its borrowing target. The loan agreements provide for a selection of interest rates that are based on the bank's short-term funding costs in the U.S. and London markets.

Borrowings by a Fund result in leveraging of the Fund's shares. Utilization of leverage, which is usually considered speculative, involves certain risks to a Fund's shareholders. These include a higher volatility of the net asset value of a Fund's shares and the relatively greater effect on the net asset value of the shares. So long as a Fund is able to realize a net return on its investment portfolio that is higher than the interest expense paid on borrowings, the effect of leverage will be to cause the Fund's shareholders to realize a higher current net investment income than if the Fund were not leveraged. On the other hand, interest rates on U.S. Dollar-denominated and foreign currency-denominated obligations change from time to time as does their relationship to each other, depending upon such factors as supply and demand forces, monetary and tax policies within each country and investor expectations. Changes in such factors could cause the relationship between such rates to change so that rates on U.S. Dollar-denominated obligations may substantially increase relative to the foreign currency-denominated obligations of a Fund's investments. If the interest expense on borrowings approaches the net return on a Fund's investment portfolio, the benefit of leverage to the Fund's shareholders will be reduced. If the interest expense on borrowings were to exceed the net return to shareholders, a Fund's use of leverage would result in a lower rate of return. Similarly, the effect of leverage in a declining market could be a greater decrease in net asset value per share. In an extreme case, if a Fund's current investment income were not sufficient to meet the interest expense on borrowings, it could be necessary for the Fund to liquidate certain of its investments and reduce the net asset value of a Fund's shares.

In the event of an increase in rates on U.S. Government securities or other changed market conditions, to the point where leverage by Alliance Quality Bond, Alliance Global Strategic Income, Alliance North American Government Income or Alliance Multi-Market Strategy could adversely affect the Funds' shareholders, as noted above, or in anticipation of such changes, each Fund may increase the percentage of its investment portfolio invested in U.S. Government securities, which would tend to offset the negative impact of leverage on Fund shareholders. Each Fund may also reduce the degree to which it is leveraged by repaying amounts borrowed.

Fixed-Income Securities. The value of each Fund's shares will fluctuate with the value of its investments. The value of each Fund's investments will change as the general level of interest rates fluctuates. During periods of falling interest rates, the values of a Fund's securities will generally rise, although if falling interest rates are viewed as a precursor to a recession, the values of a Fund's securities may fall along with interest rates. Conversely, during periods of rising interest rates, the values of a Fund's securities will generally decline. Changes in interest rates have a greater effect on fixed-income securities with longer maturities and durations than those with shorter maturities and durations.

In seeking to achieve a Fund's investment objective, there will be times, such as during periods of rising interest rates, when depreciation and realization of capital losses on securities in a Fund's portfolio will be unavoidable. Moreover, medium- and lower-rated securities and non-rated securities of comparable quality may be subject to wider fluctuations in yield and market values than higher-rated securities under certain market conditions. Such fluctuations after a security is acquired do not affect the cash income received from that security but will be reflected in the net asset value of a Fund.


Foreign Securities. The securities markets of many foreign countries are relatively small, with the majority of market capitalization and trading volume concentrated in a limited number of companies representing a small number of industries. Consequently, a Fund that invests in foreign securities, including foreign fixed-income securities, may experience greater price volatility and significantly lower liquidity than a portfolio invested solely in securities of U.S. companies. These markets may be subject to greater influence by adverse events generally affecting the market, and by large investors trading significant blocks of securities, than is usual in the United States.


Securities registration, custody and settlements may in some instances be subject to delays and legal and administrative uncertainties. Furthermore, foreign investment in the securities markets of certain foreign countries is restricted or controlled to varying degrees. These restrictions or controls may at times limit or preclude investment in certain securities and may increase the cost and expenses of a Fund. In addition, the repatriation of investment income, capital or the proceeds of sales of securities from certain of the countries is controlled under regulations, including in some cases the need for certain advance government notification or authority, and if a deterioration occurs in a country's balance of payments, the country could impose temporary restrictions on foreign capital remittances.

A Fund also could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation, as well as by the application to it of other restrictions on investment. Investing in local markets may require a Fund to adopt special procedures or seek local governmental approvals or other actions, any of which may involve additional costs to a Fund. These factors may affect the liquidity of a Fund's investments in any country and Alliance will monitor the effect of any such factor or factors on a Fund's investments. Furthermore, transaction costs including brokerage commissions for transactions both on and off the securities exchanges in many foreign countries are generally higher than in the U.S.

Issuers of securities in foreign jurisdictions are generally not subject to the same degree of regulation as are U.S. issuers with respect to such matters as insider trading rules, restrictions on market manipulation, shareholder proxy requirements, and timely disclosure of information. The reporting, accounting, and auditing standards of foreign countries may differ, in some cases significantly, from U.S. standards in important respects, and less information may be available to investors in foreign securities than to investors in U.S. securities. Substantially less information is publicly available about certain non-U.S. issuers than is available about most U.S. issuers.

The economies of individual foreign countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product or gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, and balance of payments position. Nationalization, expropriation or confiscatory taxation, currency blockage, political changes, government regulation, political or social instability, or diplomatic developments could affect adversely the economy of a foreign country. In the event of nationalization, expropriation or other confiscation, a Fund could lose its entire investment in securities in the country involved. In addition, laws in foreign countries governing business organizations, bankruptcy and insolvency may provide less protection to security holders such as the Fund than that provided by U.S. laws.

Alliance believes that, except for currency fluctuations between the U.S. Dollar and the Canadian Dollar, the matters described above are not likely to have a material adverse effect on Alliance North American Government Income's investments in the securities of Canadian issuers or investments denominated in Canadian Dollars. The factors described above are more likely to have a material adverse effect on the Fund's investments in the securities of Mexican and other non-Canadian foreign issuers, including investments in securities denominated in Mexican Pesos or other non-Canadian foreign currencies. If not hedged, however, currency fluctuations could affect the unrealized appreciation and depreciation of Canadian Government securities as expressed in U.S. Dollars.

Investment in the Banking Industry. Due to its investment policies with respect to investments in the banking industry, Alliance Multi-Market Strategy will have greater exposure to the risk factors which are characteristic of such investments. In particular, the value of and investment return on the Fund's shares will be affected by economic or regulatory developments in or related to the banking industry. Sustained increases in interest rates can adversely affect the availability and cost of funds for a bank's lending activities, and a deterioration in general economic conditions could increase the exposure to credit losses. The banking industry is also subject to the effects of the concentration of loan portfolios in particular businesses such as real estate, energy, agriculture or high technology-related companies; competition within those industries as well as with other types of financial institutions; and national and local governmental regulation. In addition, the Fund's investments in commercial banks located in several foreign countries are subject to additional risks due to the combination in such banks of commercial banking and diversified securities activities. As discussed above, however, the Fund will seek to minimize their exposure to such risks by investing only in debt securities which are determined to be of high quality.

Investment in Fixed-Income Securities Rated Baa and BBB. Securities rated Baa or BBB are considered to have speculative characteristics and share some of the same characteristics as lower-rated securities, as described below. Sustained periods of deteriorating economic conditions or of rising interest rates are more likely to lead to a weakening in the issuer's capacity to pay interest and repay principal than in the case of higher-rated securities.

Investment in Lower-Rated Fixed-Income Securities. Lower-rated securities are subject to greater risk of loss of principal and interest than higher-rated securities. They are also generally considered to be subject to greater market risk than higher-rated securities, and the capacity of issuers of lower-rated securities to pay interest and repay principal is more likely to weaken than is that of issuers of higher-rated securities in times of deteriorating economic conditions or rising interest rates. In addition, lower-rated securities may be more susceptible to real or perceived adverse economic conditions than investment grade securities. Securities rated Ba or BB are judged to have speculative elements or to be predominantly speculative with respect to the issuer's ability to pay interest and repay principal. Securities rated B are judged to have highly speculative elements or to be predominantly speculative. Such securities may have small assurance of interest and principal payments. Securities rated Baa by Moody's are also judged to have speculative characteristics.

The market for lower-rated securities may be thinner and less active than that for higher-rated securities, which can adversely affect the prices at which these securities can be sold. To the extent that there is no established secondary market for lower-rated securities, a Fund may experience difficulty in valuing such securities and, in turn, the Fund's assets.

Alliance will try to reduce the risk inherent in investment in lower-rated securities through credit analysis, diversification, and attention to current developments and trends in interest rates and economic and political conditions. There can be no assurance, however, that losses will not occur. Since the risk of default is higher for lower-rated securities, Alliance's research and credit analysis are a correspondingly more important aspect of its program for managing a Fund's securities than would be the case if a Fund did not invest in lower-rated securities. In considering investments for the Fund, Alliance will attempt to identify those high-yielding securities whose financial condition is adequate to meet future obligations, has improved, or is expected to improve in the future. Alliance's analysis focuses on relative values based on such factors as interest or dividend coverage, asset coverage, earnings prospects, and the experience and managerial strength of the issuer.

Unrated Securities. Unrated securities will also be considered for investment by Alliance Quality Bond, Alliance Corporate Bond, Alliance High Yield, Alliance Global Strategic Income, Alliance North American Government Income and Alliance Global Dollar Government when Alliance believes that the financial condition of the issuers of such securities, or the protection afforded by the terms of the securities themselves, limits the risk to the Fund to a degree comparable to that of rated securities which are consistent with the Fund's objective and policies.

Sovereign Debt Obligations. No established secondary markets may exist for many of the sovereign debt obligations in which Alliance Global Strategic Income and Alliance Global Dollar Government will invest. Reduced secondary market liquidity may have an adverse effect on the market price and a Fund's ability to dispose of particular instruments when necessary to meet its liquidity requirements or in response to specific economic events such as a deterioration in the creditworthiness of the issuer. Reduced secondary market liquidity for certain sovereign debt obligations may also make it more difficult for a Fund to obtain accurate market quotations for the purpose of valuing its portfolio. Market quotations are generally available on many sovereign debt obligations only from a limited number of dealers and may not necessarily represent firm bids of those dealers or prices for actual sales.

By investing in sovereign debt obligations, the Funds will be exposed to the direct or indirect consequences of political, social, and economic changes in various countries. Political changes in a country may affect the willingness of a foreign government to make or provide for timely payments of its obligations. The country's economic status, as reflected in, among other things, its inflation rate, the amount of its external debt and its gross domestic product, will also affect the government's ability to honor its obligations.

The sovereign debt obligations in which the Funds will invest in many cases pertain to countries that are among the world's largest debtors to commercial banks, foreign governments, international financial organizations, and other financial institutions. In recent years, the governments of some of these countries have encountered difficulties in servicing their external debt obligations, which led to defaults on certain obligations and the restructuring of certain indebtedness. Restructuring arrangements have included, among other things, reducing and rescheduling interest and principal payments by negotiating new or amended credit agreements or converting outstanding principal and unpaid interest to Brady Bonds, and obtaining new credit to finance interest payments. Certain governments have not been able to make payments of interest on or principal of sovereign debt obligations as those payments have come due. Obligations arising from past restructuring agreements may affect the economic performance and political and social stability of those issuers.

The Funds are permitted to invest in sovereign debt obligations that are not current in the payment of interest or principal or are in default so long as Alliance believes it to be consistent with the Funds' investment objectives. The Funds may have limited legal recourse in the event of a default with respect to certain sovereign debt obligations it holds. For example, remedies from defaults on certain sovereign debt obligations, unlike those on private debt, must, in some cases, be pursued in the courts of the defaulting party itself. Legal recourse therefore may be significantly diminished. Bankruptcy, moratorium and other similar laws applicable to issuers of sovereign debt obligations may be substantially different from those applicable to issuers of private debt obligations. The political context, expressed as the willingness of an issuer of sovereign debt obligations to meet the terms of the debt obligation, for example, is of considerable importance. In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of securities issued by foreign governments in the event of default under commercial bank loan agreements.

U.S. Corporate Fixed-Income Securities. The U.S. corporate fixed-income securities in which Alliance High Yield and Alliance Global Dollar Government invest may include securities issued in connection with corporate restructurings such as takeovers or leveraged buyouts, which may pose particular risks. Securities issued to finance corporate restructurings may have special credit risks due to the highly leveraged conditions of the issuer. In addition, such issuers may lose experienced management as a result of the restructuring. Furthermore, the market price of such securities may be more volatile to the extent that expected benefits from the restructuring do not materialize. The

Funds may also invest in U.S. corporate fixed-income securities that are not current in the payment of interest or principal or are in default, so long as Alliance believes such investment is consistent with the Fund's investment objectives. The Funds' rights with respect to defaults on such securities will be subject to applicable U.S. bankruptcy, moratorium and other similar laws.

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                             MANAGEMENT OF THE FUNDS
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INVESTMENT ADVISER


Each Fund's Adviser is Alliance Capital Management L.P., 1345 Avenue of the Americas, New York, New York 10105. Alliance is a leading international investment adviser managing client accounts with assets as of December 31, 2000, totaling more than $454 billion (of which more than $175 billion represented assets of investment companies). As of Decmeber 31, 2000, Alliance managed retirement assets for many of the largest public and private employee benefit plans (including 43 of the nation's FORTUNE 100 companies), for public employee retirement funds in 41 states, for investment companies, and for foundations, endowments, banks and insurance companies worldwide. The 49 registered investment companies, managed by Alliance, comprising 135 separate investment portfolios, currently have more than 6.5 million shareholder accounts.


Alliance provides investment advisory services and order placement facilities for the Funds. For these advisory services, the Funds paid Alliance as a percentage of average daily net assets:


                                   Fee as a
                                 percentage of
                                average daily       Fiscal
Fund                              net assets      Year Ending
----                              -----------      ---------

Alliance U.S. Government                .55         6/30/00
Alliance Quality Bond                   .55*        6/30/00
Alliance Corporate Bond                 .55         6/30/00
Alliance High Yield                     .75         8/31/00
Alliance Global Strategic
   Income                               .75        10/31/00
Alliance North American
   Government Income                    .73        11/30/00
Alliance Global Dollar
   Government                           .75         8/31/00
Alliance Multi-Market Strategy          .60        10/31/00


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* Prior to any waiver by Alliance. See the "Fee Table" at the beginning of the Prospectus for more information about fee waivers.


PORTFOLIO MANAGERs


The following table lists the person or persons who are primarily responsible for the day-to-day management of each Fund's portfolio, the length of time that each person has been primarily responsible for the Fund's portfolio, and each person's principal occupation during the past five years.

                                                Principal occupation
                    Employee; time period;         during the past
Fund                    title with ACMC              five years*
--------------------------------------------------------------------------------
U.S. Government      Wayne D. Lyski;               Associated with
                     since 1983;                   Alliance
                     Executive Vice President

                     Jeffrey S. Phlegar;           Associated with
                     since 1997;                   Alliance
                     Senior Vice President

Quality Bond         Matthew Bloom;                Associated with
                     since inception;              Alliance
                     Senior Vice President

Corporate Bond       Wayne D. Lyski; since         (see above)
                     1987; (see above)

                     Paul J. DeNoon;               Associated with
                     since January 1992;           Alliance
                     Senior Vice President


High Yield           Gregory R. Dube;              Associated with
                     since January 2001;           Alliance since 1998;
                     Senior Vice President         prior thereto senior
                                                   member of Lazard Freres'
                                                   Fixed Income Group

                     Kenneth D. Smalley;           Associated with
                     since January 2001;           Alliance since 1999;
                     Vice President                prior thereto high yield
                                                   bond trader at Paine-Webber
                                                   Group, Inc. from August
                                                   1996 through December
                                                   1999; prior thereto Senior
                                                   Portfolio Analyst at
                                                   Teachers Insurance &
                                                   Annuities Association


Global Strategic     Wayne D. Lyski; since         (see above)
Income               inception; (see above)

                     Douglas J. Peebles;           Associated with
                     since inception;              Alliance
                     Senior Vice President

North American       Wayne D. Lyski; since         (see above)
Government Income    inception; (see above)

Global Dollar        Wayne D. Lyski; since         (see above)
Government           inception; (see above)

Multi-Market         Douglas J. Peebles;           (see above)
Strategy             since inception;
                     (see above)

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* Unless indicated otherwise, persons associated with Alliance have been employed in a portfolio management, research or investment capacity.

PERFORMANCE OF SIMILARLY MANAGED PORTFOLIOS

Alliance is the investment adviser of a portfolio (the "Historical Portfolio") of a registered investment company, sold only to separate accounts of insurance companies in connection with variable life insurance contracts and variable annuities certificates and contracts (the "Contracts"), that has substantially the same investment objective and policies and has been managed in accordance with essentially the same investment strategies and techniques as those of Alliance High Yield. Alliance since

July 22, 1993, and prior thereto, Equitable Capital Management Corporation, whose advisory business Alliance acquired on that date, have served as investment adviser to the Historical Portfolio since its inception in 1987.

The following tables set forth performance results for the Historical Portfolio since its inception (January 2, 1987), together with those of Alliance High Yield and the Lipper High Current Yield Mutual Funds Average as a comparative benchmark. As of December 31, 2000, the assets in the Historical Portfolio totalled approximately $493.9 million.


The performance data do not reflect account charges applicable to the Contracts or imposed at the insurance company separate account level, which, if reflected, would lower the performance of the Historical Portfolio. In addition, the performance data do not reflect the Fund's higher expenses, which, if reflected, would lower the performance of the Historical Portfolio. The performance data have not been adjusted for corporate or individual taxes, if any, payable with respect to the Historical Portfolio. The rates of return shown for the Historical Portfolio are not an estimate or guarantee of future investment performance of the Fund.

The Lipper High Current Yield Funds Average is a survey of the performance of a large number of mutual funds the investment objective of each of which is similar to that of the Fund. Nonetheless, the investment policies pursued by funds in the survey may differ from those of Alliance High Yield and the Historical Portfolio. This survey is published by Lipper, Inc. ("Lipper"), a firm recognized for its reporting of performance of actively managed funds. According to Lipper, performance data are presented net of investment management fees, operating expenses and, for funds with Rule 12b-1 plans, asset-based sales charges.

The performance results presented below are based on percent changes in net asset values of the Historical Portfolio with dividends and capital gains reinvested. Cumulative rates of return reflect performance over a stated period of time. Annualized rates of return represent the rate of growth that would have produced the corresponding cumulative return had performance been constant over the entire period. Rates of return for Alliance High Yield Class A shares assume the imposition of the maximum 4.25% sales charge. The inception date for the Historical Portfolio and Lipper data is January 2, 1987 and for Alliance High Yield is April 22, 1997.


                                   Annualized Rates of Return
                                 Periods Ended December 31, 2000
--------------------------------------------------------------------------------
Portfolio/Benchmark       1 Year    3 Years    5 Years   10 Years  Inception
--------------------------------------------------------------------------------
Historical Portfolio       -8.65%    -5.74%     4.05%      9.36%     7.96%
Lipper High Current
   Yield Funds
   Average                 -8.38     -2.29      3.36       9.99      7.15
Alliance High Yield       -15.66     -6.60       n/a        n/a      0.33

                                   Cumulative Rates of Return
                                Periods Ending December 31, 2000
--------------------------------------------------------------------------------
Portfolio/Benchmark       1 Year    3 Years    5 Years   10 Years  Inception
--------------------------------------------------------------------------------
Historical Portfolio       -8.65%   -16.25%    21.93%    144.74%   192.33%
Lipper High Current
   Yield Funds
   Average                 -8.38     -6.20    -18.82     160.96    166.32
Alliance High Yield       -15.66    -18.52       n/a        n/a      1.24

Alliance is also the investment adviser of a portfolio (the "Historical Fund") of a registered investment company, sold only to separate accounts of insurance companies in connection with variable life insurance contracts and variable annuities certificates and contracts (the "Contracts"), that has substantially the same investment objective and policies and has been managed in accordance with substantially the same investment strategies and techniques as those of Alliance Quality Bond. Alliance has served as investment adviser to the Historical Fund since its inception in 1993.

The following tables set forth performance results for the Historical Fund since its inception on October 1, 1993, together with those of the Lipper Corporate Debt Funds BBB Rated Average and the Lehman Aggregate Bond Index as comparative benchmarks. As of December 31, 2000, the assets in the Historical Fund totalled approximately $561.6 million.


The performance data do not reflect account charges applicable to the Contracts or imposed at the insurance company separate account level, which, if reflected, would lower the performance of the Historical Fund. In addition, the performance data do not reflect Alliance Quality Bond's higher expenses, which, if reflected, would lower the performance of the Historical Fund. The performance data have not been adjusted for corporate or individual taxes, if any, payable with respect to the Historical Fund. The rates of return shown for the Historical Fund are not an estimate or guarantee of future investment performance of Alliance Quality Bond.

The Lipper Corporate Debt Funds BBB Rated Average is a survey of the performance of a large number of mutual funds the investment objective of each of which is similar to that of Alliance Quality Bond. Nonetheless, the investment policies pursued by Funds in the survey may differ from those of Alliance Quality Bond and the Historical Fund. This survey is published by Lipper, Inc., a firm recognized for its reporting of performance of actively managed funds. According to Lipper, Inc., performance data are presented net of investment management fees, operating expenses and, for funds with Rule 12b-1 plans, asset-based sales charges. The Lehman Aggregate Bond Index is an Index comprised of investment grade fixed-income securities, including U.S. Treasury, mortgage-backed, corporate and "Yankee bonds" (U.S. dollar-denominated bonds issued outside the United States).

The performance results presented below are based on percent changes in net asset values of the Historical Fund with dividends and capital gains reinvested. Cumulative rates of return reflect performance over a stated period of time. Annualized rates of return represent the rate of growth that would have produced the corresponding cumulative return had performance been constant over the entire period. The inception date for the Historical Fund, the Lipper data and the Lehman Index date is October 1, 1993.


                                   Annualized Rates of Return
                                 Periods Ended December 31, 2000
--------------------------------------------------------------------------------
Portfolio/Benchmark           1 Year       3 Years    5 Years     Inception
--------------------------------------------------------------------------------
Historical Fund                11.48%        5.89%      6.43%        5.84%
Lehman Aggregate
   Bond Index                  11.63%        6.36%      6.46%        6.45%
Lipper Corporate Debt
   Funds BBB Rated
   Average                      7.99%        4.02%      5.24%        8.22%

                                   Cumulative Rates of Return
                                 Periods Ended December 31, 2000
--------------------------------------------------------------------------------
Portfolio/Benchmark           1 Year       3 Years    5 Years     Inception
--------------------------------------------------------------------------------

Historical Fund                11.48%       18.74%     36.55%       50.88%
Lehman Aggregate
   Bond Index                  11.63%       20.33%     36.73%       57.36%
Lipper Corporate Debt
   Funds BBB Rated
   Average                      7.99%       12.67%     29.22%       49.66%


--------------------------------------------------------------------------------
                           PURCHASE AND SALE OF SHARES
--------------------------------------------------------------------------------

HOW THE FUNDS VALUE THEIR SHARES


The Funds' net asset value or NAV is calculated at 4:00 p.m., Eastern time, each day the Exchange is open for business. To calculate NAV, a Fund's assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. The Funds value their securities at their current market value determined on the basis of market quotations or, if such quotations are not readily available, such other methods as the Funds' Directors or Trustees believe accurately reflect fair market value.


Your order for purchase, sale, or exchange of shares is priced at the next NAV calculated after your order is received in proper form by the Fund. Your purchase of Fund shares may be subject to an initial sales charge. Sales of Fund shares may be subject to a contingent deferred sales charge or CDSC. See the Distribution Arrangements section of this Prospectus for details.

HOW TO BUY SHARES

You may purchase a Fund's shares through broker-dealers, banks, or other financial intermediaries. You also may purchase shares directly from the Funds' principal underwriter, Alliance Fund Distributors, Inc., or AFD.

Minimum investment amounts are:

  o Initial                                        $250
  o Subsequent                                      $50
  o Automatic Investment Program                    $25


If you are an existing Fund shareholder, you may purchase shares by electronic funds transfer in amounts not exceeding $500,000 if you have completed the appropriate section of the Subscription Application or the Shareholder Options form obtained from Alliance Global Investor Services, Inc., or AGIS. Call 800-221-5672 to arrange a transfer from your bank account.


A Fund is required to withhold 31% of taxable dividends, capital gains distributions, and redemptions paid to shareholders who have not provided the Fund with their certified taxpayer identification number. To avoid this, you must provide your correct Tax Identification Number (Social Security Number for most investors) on your account application.

The Funds may refuse any order to purchase shares. In this regard, the Funds reserve the right to restrict purchases of Fund shares (including through exchanges) when they appear to evidence a pattern of frequent purchases and sales made in response to short-term considerations.

HOW TO EXCHANGE SHARES

You may exchange your Fund shares for shares of the same class of other Alliance Mutual Funds (including AFD Exchange Reserves, a money market fund managed by Alliance). Exchanges of shares are made at next-determined NAV, without sales or service charges. You may request an exchange by mail or telephone. You must call by 4:00 p.m., Eastern time, to receive that day's NAV. The Funds may change, suspend, or terminate the exchange service on 60 days' written notice.

HOW TO SELL SHARES


You may "redeem" your shares (i.e., sell your shares to a Fund) on any day the Exchange is open, either directly or through your financial intermediary. Your sales price will be the next-determined NAV, less any applicable CDSC, after the Fund receives your request in proper form. Normally, proceeds will be sent to you within seven days. If you recently purchased your shares by check or electronic funds transfer, your redemption payment may be delayed until the Fund is reasonably satisfied that the check or electronic funds transfer has been collected (which may take up to 15 days).

o     Selling Shares Through Your Broker

Your broker must receive your request by 4:00 p.m., Eastern time, and submit it to the Fund by 5:00 p.m., Eastern time, for you to receive that day's NAV, less any applicable CDSC. Your broker is responsible for furnishing all necessary documentation to a Fund and may charge you for this service.

o     Selling Shares Directly to a Fund

By Mail


      -- Send a signed letter of instruction or stock power, along with certificates, to:

                     Alliance Global Investor Services, Inc.
                                  P.O. Box 1520
                             Secaucus, NJ 07096-1520
                                  800-221-5672

      -- For your protection, a bank, a member firm of a national stock exchange or other eligible guarantor institution must guarantee signatures. Stock power forms are available from your financial intermediary, AGIS, and many commercial banks. Additional documentation is required for the sale of shares by corporations, intermediaries, fiduciaries, and surviving joint owners. If you have any questions about these procedures, contact AGIS.


By Telephone


      -- You may redeem your shares for which no stock certificates have been issued by telephone request. Call AGIS at 800-221-5672 with instructions on how you wish to receive your sale proceeds.


      -- A telephone redemption request must be made by 4:00 p.m., Eastern time, for you to receive that day's NAV, less any applicable CDSC and, except for certain omnibus accounts, may be made only once per day.

      -- If you have selected electronic funds transfer in your Subscription Application, the redemption proceeds may be sent directly to your bank. Otherwise, the proceeds will be mailed to you.

      -- Redemption requests by electronic funds transfer may not exceed $100,000 per day and redemption requests by check cannot exceed $50,000 per day.

      -- Telephone redemption is not available for shares held in nominees or "street name" accounts or retirement plan accounts or shares held by a shareholder who has changed his or her address of record within the previous 30 calendar days.

--------------------------------------------------------------------------------
                            DIVIDENDS, DISTRIBUTIONS
--------------------------------------------------------------------------------
                                        AND TAXES
--------------------------------------------------------------------------------

The Funds declare dividends on their shares each Fund business day. For Saturdays, Sundays, and holidays dividends will be as of the previous business day. Each Fund pays dividends on its shares after the close of business on the twentieth day of each month or on the first business day after that day if the day is not a business day.


The income dividends and capital gains distributions, if any, declared by a Fund on its outstanding shares will, at the election of each shareholder, be paid in cash or in additional shares of the same class of shares of that Fund. If paid in additional shares, the shares will have an aggregate net asset value as of the close of business on the day following the declaration date of the dividend or distribution equal to the cash amount of the dividend or distribution. You may make an election to receive dividends and distributions in cash or in shares at the time you purchase shares. Your election can be changed at any time prior to a record date for a dividend. There is no sales or other charge in connection with the reinvestment of dividends or capital gains distributions. Cash dividends may be paid in check, or at your election, electronically via the ACH network.


If you receive an income dividend or capital gains distribution in cash you may, within 120 days following the date of its payment, reinvest the dividend or distribution in additional shares of that Fund without charge by returning to Alliance, with appropriate instructions, the check representing the dividend or distribution. Thereafter, unless you otherwise specify, you will be deemed to have elected to reinvest all subsequent dividends and distributions in shares of that Fund.

While it is the intention of each Fund to distribute to its shareholders substantially all of each fiscal year's net income and net realized capital gains, if any, the amount and timing of any such dividend or distribution must necessarily depend upon the realization by such Fund of income and capital gains from investments. There is no fixed dividend rate and there can be no assurance that a Fund will pay any dividends or realize any capital gains.


For federal income tax purposes, a Fund's dividend distributions of net income (or short-term taxable gains) will be taxable to you as ordinary income. Distributions of long-term capital gains generally will be taxable to you as long-term capital gains. A Fund's distributions also may be subject to certain state and local taxes.

Investment income received by a Fund from sources within foreign countries may be subject to foreign income taxes withheld at the source. To the extent that any Fund is liable for foreign income taxes withheld at the source, each Fund intends, if possible, to operate so as to meet the requirements of the Code to "pass through" to the Fund's shareholders credits or deductions for foreign income taxes paid, but there can be no assurance that any Fund will be able to do so. Furthermore, a shareholder's ability to claim a foreign tax credit or deduction for foreign taxes paid by a Fund may be subject to certain limitations imposed by the Code, as a result of which a shareholder may not be permitted to claim all or a portion of a credit or deduction for the amount of such taxes.

Under certain circumstances, if a Fund realizes losses (e.g., from fluctuations in currency exchange rates) after paying a dividend, all or a portion of the dividend may subsequently be characterized as a return of capital. Returns of capital are generally nontaxable, but will reduce a shareholder's basis in shares of a Fund. If that basis is reduced to zero (which could happen if the shareholder does not reinvest distributions and returns of capital are significant), any further returns of capital will be taxable as a capital gain.

If you buy shares just before a Fund deducts a distribution from its NAV, you will pay the full price for the shares and then receive a portion of the price back as a taxable distribution.

The sale or exchange of Fund shares is a taxable transaction for federal income tax purposes.


Each year shortly after December 31, a Fund will send you tax information stating the amount and type of all its distributions for the year. Consult your tax adviser about the federal, state, and local tax consequences in your particular circumstances.


--------------------------------------------------------------------------------
                            DISTRIBUTION ARRANGEMENTS
--------------------------------------------------------------------------------

Share Classes. The Funds offer three classes of shares.

Class A Shares--Initial Sales Charge Alternative You can purchase Class A shares at NAV plus an initial sales charge, as follows:

                                     Initial Sales Charge
                          ---------------------------------------------------
                            As % of                       Commission to
                          Net Amount        As % of     Dealer/Agent as %
Amount Purchased           Invested     Offering Price  of Offering Price
-------------------      ------------    ------------- ------------------

Up to $100,000 .........         4.44%          4.25%           4.00%
$100,000 up to
  $250,000..............         3.36           3.25            3.00
$250,000 up to
  $500,000..............         2.30           2.25            2.00
$500,000 up to
  $1,000,000............         1.78           1.75            1.50


You pay no initial sales charge on purchases of Class A shares in the amount of $1,000,000 or more, but may pay a 1% CDSC if you redeem your shares within 1 year. Alliance may pay the dealer or agent a fee of up to 1% of the dollar amount purchased. Certain purchases of Class A shares may qualify for reduced or eliminated sales charges under a Fund's Combined Purchase Privilege, Cumulative Quantity Discount, Statement of Intention, Privilege for Certain Retirement Plans, Reinstatement Privilege, and Sales at Net Asset Value Programs. Consult the Subscription Application and a Fund's SAI for additional information about these options.


Class B Shares--Deferred Sales Charge Alternative

You can purchase Class B shares at NAV without an initial sales charge. A Fund will thus receive the full amount of your purchase. Your investment, however, will be subject to a CDSC if you redeem shares within three years (four years in the case of Alliance Global Strategic Income and Alliance High Yield) after purchase. The CDSC varies depending on the number of years you hold the shares. The CDSC amounts are:

Alliance Global Strategic Income and Alliance High Yield:

           Years Since Purchase           CDSC
           --------------------        --------
           First                           4.0%
           Second                          3.0%
           Third                           2.0%
           Fourth                          1.0%
           Fifth                          None

All Other Funds:

           Years Since Purchase           CDSC
           --------------------        --------
           First                           3.0%
           Second                          2.0%
           Third                           1.0%
           Fourth                         None

If you exchange your shares for the Class B shares of another Alliance Mutual Fund, the CDSC also will apply to those Class B shares. The CDSC period begins with the date of your original purchase, not the date of exchange for the other Class B shares.

The Fund's Class B shares purchased for cash automatically convert to Class A shares six years after the end of the month of your purchase (except for Class B shares of Alliance High Yield Fund and Alliance Global Strategic Income Trust, which automatically convert to Class A shares eight years after the end of the month of purchase). If you purchase shares by exchange for the Class B shares of another Alliance Mutual Fund, the conversion period runs from the date of your original purchase.

Class C Shares--Asset-Based Sales Charge Alternative

You can purchase Class C shares at NAV without any initial sales charge. A Fund will thus receive the full amount of your purchase. Your investment, however, will be subject to a 1% CDSC if you redeem your shares within 1 year. If you exchange your shares for the Class C shares of another Alliance Mutual Fund, the 1% CDSC also will apply to those Class C shares. The one-year period for the CDSC begins with the date of your original purchase, not the date of the exchange for the other Class C shares.


Class C shares do not convert to any other class of shares of the Fund.

Asset-based Sales Charge or Rule 12b-1 Fees. Each Fund has adopted a plan under Commission Rule 12b-1 that allows the Fund to pay asset-based sales charges or distribution and service fees for the distribution and sale of its shares. The amount of these fees for each class of the Fund's shares is:

                            Rule 12b-1 Fee (as a percent of
                          aggregate average daily net assets)
                       -----------------------------------------
           Class A                           .30%
           Class B                          1.00%
           Class C                          1.00%

Because these fees are paid out of the Fund's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales fees. Class B and Class C shares are subject to higher distribution fees than Class A shares (Class B shares are subject to these higher fees for a period of six years, after which they convert to Class A shares except for Alliance High Yield Fund and Alliance Global Strategic Income Trust's Class B shares which convert to Class A shares after eight years). The higher fees mean a higher expense ratio, so Class B and Class C shares pay correspondingly lower dividends and may have a lower net asset value than Class A shares.

Choosing a Class of Shares. The decision as to which class of shares is more beneficial to you depends on the amount and intended length of your investment. If you are making a large investment, thus qualifying for a reduced sales charge, you might consider purchasing Class A shares. If you are making a smaller investment, you might consider purchasing Class B shares because 100% of your purchase is invested immediately. If you are unsure of the length of your investment, you might consider Class C shares because there is no initial sales charge and no CDSC as long as the shares are held for one year or more. Dealers and agents may receive differing compensation for selling Class A, Class B, or Class C shares. There is no size limit on purchases of Class A shares. The maximum purchase of Class B shares is $250,000. The maximum purchase of Class C shares is $1,000,000.

You should consult your financial agent to assist in choosing a class of Fund shares.

Application of the CDSC. The CDSC is applied to the lesser of the original cost of shares being redeemed or NAV at the time of redemption (or, as to Fund shares acquired through an exchange, the cost of the Alliance Fund shares originally purchased for cash). Shares obtained from dividend or distribution reinvestment are not subject to the CDSC. The Fund may waive the CDSC on redemptions of shares following the death or disability of a shareholder, to meet the requirements of certain qualified retirement plans, or under a monthly, bi-monthly, or quarterly systematic withdrawal plan. See the Fund's SAI for further information about CDSC waivers.

Other. A transaction, service, administrative, or other similar fee may be charged by your broker-dealer, agent, financial intermediary, or other financial representative with respect to the purchase, sale, or exchange of Class A, Class B or Class C shares made through your financial representative. The financial intermediaries also may impose requirements on the purchase, sale, or exchange of shares that are different from, or in addition to, those imposed by a Fund, including requirements as to the minimum initial and subsequent investment amounts.

--------------------------------------------------------------------------------
                               GENERAL INFORMATION
--------------------------------------------------------------------------------

Under unusual circumstances, a Fund may suspend redemptions or postpone payment for up to seven days or longer, as permitted by federal securities law. The Funds reserve the right to close an account that through redemption has remained below $200 for 90 days. Shareholders will receive 60 days' written notice to increase the account value before the account is closed.


During drastic economic or market developments, you might have difficulty reaching AGIS by telephone, in which event you should issue written instructions to AGIS. AGIS is not responsible for the authenticity of telephonic requests to purchase, sell, or exchange shares. AGIS will employ reasonable procedures to verify that telephone requests are genuine, and could be liable for losses resulting from unauthorized transactions if it fails to do so. Dealers and agents may charge a commission for handling telephonic requests. The telephone service may be suspended or terminated at any time without notice.

Shareholder Services. AGIS offers a variety of shareholder services. For more information about these services or your account, call AGIS's toll-free number, 800-221-5672. Some services are described in the attached Subscription Application. You may request a shareholder's manual explaining all available services by calling 800-227-4618.


Employee Benefit Plans. Certain employee benefit plans, including employer-sponsored tax-qualified 401(k) plans and other defined contribution retirement plans ("Employee Benefit Plans"), may establish requirements as to the purchase, sale or exchange of shares of the Funds, including maximum and minimum initial investment requirements, that are different from those described in this Prospectus. Employee Benefit Plans also may not offer all classes of shares of the Funds. In order to enable participants investing through Employee Benefit Plans to purchase shares of the Funds, the maximum and minimum investment amounts may be different for shares purchased through Employee Benefit Plans from those described in this Prospectus. In addition, the Class A, Class B and Class C CDSC may be waived for investments made through Employee Benefit Plans.

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The financial highlights table is intended to help you understand each Fund's financial performance for the past 5 years (or, if shorter, the period of the Fund's operations). Certain information reflects financial results for a single share of each Fund. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). Except as otherwise indicated, this information has been audited by Ernst & Young LLP, the independent auditors for the Funds, whose reports, along with each Fund's financial statements, are included in each Fund's Annual Report, which is available upon request.


                                  Net                             Net                Net
                                 Asset                       Realized and         Increase
                                 Value                        Unrealized        (Decrease) In     Dividends From      Distributions
                              Beginning Of   Net Investment  Gain (Loss) On     Net Asset Value    Net Investment        From Net
     Fiscal Year or Period       Period       Income (Loss)    Investments      From Operations        Income         Realized Gains
     ---------------------    ------------   --------------  --------------     ---------------    --------------     --------------
U.S. Government
   Class A
   Year Ended 6/30/00 ......    $ 7.19         $  .50(f)        $ (.20)              $  .30             $ (.49)            $ 0.00
   Year Ended 6/30/99 ......      7.57            .52(f)          (.37)                 .15               (.52)              0.00
   Year Ended 6/30/98 ......      7.41            .54(f)           .18                  .72               (.54)              0.00
   Year Ended 6/30/97 ......      7.52            .57(f)          (.10)                 .47               (.57)              0.00
   Year Ended 6/30/96 ......      7.96            .58             (.44)                 .14               (.58)              0.00
   Class B
   Year Ended 6/30/00 ......    $ 7.20         $  .44(f)        $ (.19)              $  .25             $ (.44)            $ 0.00
   Year Ended 6/30/99 ......      7.57            .46(f)          (.36)                 .10               (.46)              0.00
   Year Ended 6/30/98 ......      7.41            .48(f)           .18                  .66               (.48)              0.00
   Year Ended 6/30/97 ......      7.52            .52(f)          (.10)                 .42               (.52)              0.00
   Year Ended 6/30/96 ......      7.96            .52             (.44)                 .08               (.52)              0.00
   Class C
   Year Ended 6/30/00 ......    $ 7.20         $  .45(f)        $ (.20)              $  .25             $ (.44)            $ 0.00
   Year Ended 6/30/99 ......      7.57            .46(f)          (.36)                 .10               (.46)              0.00
   Year Ended 6/30/98 ......      7.41            .48(f)           .18                  .66               (.48)              0.00
   Year Ended 6/30/97 ......      7.52            .52(f)          (.10)                 .42               (.52)              0.00
   Year Ended 6/30/96 ......      7.96            .52             (.44)                 .08               (.52)              0.00
Corporate Bond
   Class A
   Year Ended 6/30/00 ......    $12.49         $ 1.04(f)        $ (.55)              $  .49             $(1.04)            $ 0.00
   Year Ended 6/30/99 ......     14.19           1.06(f)         (1.64)                (.58)             (1.07)              0.00
   Year Ended 6/30/98 ......     14.19           1.08(f)           .12                 1.20              (1.08)              0.00
   Year Ended 6/30/97 ......     13.29           1.15(f)           .97                 2.12              (1.22)              0.00
   Year Ended 6/30/96 ......     12.92           1.26              .27                 1.53              (1.16)              0.00
   Class B
   Year Ended 6/30/00 ......    $12.49         $  .95(f)        $ (.54)              $  .41             $ (.95)            $ 0.00
   Year Ended 6/30/99 ......     14.19            .97(f)         (1.64)                (.67)              (.98)              0.00
   Year Ended 6/30/98 ......     14.19            .98(f)           .13                 1.11               (.98)              0.00
   Year Ended 6/30/97 ......     13.29           1.05(f)           .98                 2.03              (1.13)              0.00
   Year Ended 6/30/96 ......     12.92           1.15              .29                 1.44              (1.07)              0.00
   Class C
   Year Ended 6/30/00 ......    $12.49         $  .94(f)        $ (.54)              $  .40             $ (.95)            $ 0.00
   Year Ended 6/30/99 ......     14.19            .97(f)         (1.64)                (.67)              (.98)              0.00
   Year Ended 6/30/98 ......     14.19            .99(f)           .12                 1.11               (.99)              0.00
   Year Ended 6/30/97 ......     13.29           1.04(f)           .99                 2.03              (1.13)              0.00
   Year Ended 6/30/96 ......     12.93           1.14              .29                 1.43              (1.07)              0.00
High Yield
   Class A
   Year Ended 8/31/00 ......    $ 9.47         $  .92(f)        $(1.26)              $ (.34)            $ (.98)            $ 0.00
   Year Ended 8/31/99 ......     10.76           1.02(f)         (1.08)                (.06)             (1.02)              (.15)
   Year Ended 8/31/98 ......     11.17           1.03(f)          (.27)                 .76              (1.02)              (.14)
   4/22/97+ to 8/31/97 .....     10.00            .37(f)          1.15                 1.52               (.35)              0.00
   Class B
   Year Ended 8/31/00 ......    $ 9.46         $  .86(f)        $(1.26)              $ (.40)            $ (.91)            $ 0.00
   Year Ended 8/31/99 ......     10.75            .95(f)         (1.08)                (.13)              (.95)              (.15)
   Year Ended 8/31/98 ......     11.17            .96(f)          (.28)                 .68               (.95)              (.14)
   4/22/97+ to 8/31/97 .....     10.00            .31(f)          1.19                 1.50               (.33)              0.00
   Class C
   Year Ended 8/31/00 ......    $ 9.47         $  .86(f)        $(1.27)              $ (.41)            $ (.91)            $ 0.00
   Year Ended 8/31/99 ......     10.75            .95(f)         (1.07)                (.12)              (.95)              (.15)
   Year Ended 8/31/98 ......     11.17            .96(f)          (.28)                 .68               (.95)              (.14)
   4/22/97+ to 8/31/97 .....     10.00            .32(f)          1.18                 1.50               (.33)              0.00
Global Strategic Income
   Class A
   Year Ended 10/31/00 .....    $ 9.91         $  .83(f)        $ (.22)              $  .61             $ (.83)            $ 0.00
   Year Ended 10/31/99 .....     10.18            .94(f)          (.22)                 .72               (.94)              0.00
   Year Ended 10/31/98 .....     11.46            .78(f)(g)       (.64)                 .14               (.78)              (.36)
   Year Ended 10/31/97 .....     10.83            .74(f)(g)       1.02                 1.76               (.75)              (.10)
   1/9/96+ to 10/31/96 .....     10.00            .69(f)(g)        .95                 1.64               (.81)              0.00
   Class B
   Year Ended 10/31/00 .....    $ 9.90         $  .76(f)        $ (.23)              $  .53             $ (.76)            $ 0.00
   Year Ended 10/31/99 .....     10.17            .87(f)          (.22)                 .65               (.87)              0.00
   Year Ended 10/31/98 .....     11.46            .69(f)(g)       (.63)                 .06               (.69)              (.36)
   Year Ended 10/31/97 .....     10.83            .66(f)(g)       1.03                 1.69               (.67)              (.10)
   3/21/96++ to 10/31/96 ...      9.97            .41(f)(g)       1.01                 1.42               (.56)              0.00
   Class C
   Year Ended 10/31/00 .....    $ 9.90         $  .77(f)        $ (.24)              $  .53             $ (.76)            $ 0.00
   Year Ended 10/31/99 .....     10.17            .88(f)          (.23)                 .65               (.88)              0.00
   Year Ended 10/31/98 .....     11.46            .68(f)(g)       (.62)                 .06               (.68)              (.36)
   Year Ended 10/31/97 .....     10.83            .66(f)(g)       1.03                 1.69               (.67)              (.10)
   3/21/96++ to 10/31/96 ...      9.97            .39(f)(g)       1.03                 1.42               (.56)              0.00


--------------------------------------------------------------------------------
Please refer to the footnotes on page 50.


                            Distributions                                              Total        Net Assets
                              in Excess                   Total                     Investment       At End Of       Ratio
                               of Net       Return      Dividends     Net Asset       Return          Period      of Expenses
                             Investment       of           and        Value End    Based on Net       (000's      To Average
     Fiscal Year or Period     Income       Capital   Distributions   of Period   Asset Value (a)    omitted)     Net Assets
     ---------------------  -------------   -------   -------------   ---------   ---------------   ----------    ----------
U.S. Government
   Class A
   Year Ended 6/30/00 ....  $   0.00     $   (.01)    $   (.50)    $   6.99            4.41%        $430,895        2.14%(b)
   Year Ended 6/30/99 ....      (.01)        0.00         (.53)        7.19            1.83          426,167        1.17(b)
   Year Ended 6/30/98 ....      0.00         (.02)        (.56)        7.57           10.02          352,749        1.06
   Year Ended 6/30/97 ....      0.00         (.01)        (.58)        7.41            6.49          354,782        1.02
   Year Ended 6/30/96 ....      0.00         0.00         (.58)        7.52            1.74          397,894        1.01
   Class B
   Year Ended 6/30/00 ....  $   0.00     $   (.01)    $   (.45)    $   7.00            3.64%        $200,283        2.80%(b)
   Year Ended 6/30/99 ....      (.01)        0.00         (.47)        7.20            1.22          338,310        1.87(b)
   Year Ended 6/30/98 ....      0.00         (.02)        (.50)        7.57            9.20          390,523        1.76
   Year Ended 6/30/97 ....      0.00         (.01)        (.53)        7.41            5.69          471,889        1.73
   Year Ended 6/30/96 ....      0.00         0.00         (.52)        7.52            1.01          628,628        1.72
   Class C
   Year Ended 6/30/00 ....  $   0.00     $   (.01)    $   (.45)    $   7.00            3.64%        $112,808        2.82%(b)
   Year Ended 6/30/99 ....      (.01)        0.00         (.47)        7.20            1.22          144,145        1.87(b)
   Year Ended 6/30/98 ....      0.00         (.02)        (.50)        7.57            9.21          114,392        1.76
   Year Ended 6/30/97 ....      0.00         (.01)        (.53)        7.41            5.69          115,607        1.72
   Year Ended 6/30/96 ....      0.00         0.00         (.52)        7.52            1.01          166,075        1.71
Corporate Bond
   Class A
   Year Ended 6/30/00 ....  $   0.00     $   (.03)    $  (1.07)    $  11.91            4.11%        $473,578        1.12%(b)
   Year Ended 6/30/99 ....      (.01)        (.04)       (1.12)       12.49           (4.08)         476,141        1.11
   Year Ended 6/30/98 ....      (.12)        0.00        (1.20)       14.19            8.66          510,397        1.05
   Year Ended 6/30/97 ....      0.00         0.00        (1.22)       14.19           16.59          370,845        1.12
   Year Ended 6/30/96 ....      0.00         0.00        (1.16)       13.29           12.14          277,369        1.20
   Class B
   Year Ended 6/30/00 ....  $   0.00     $   (.03)    $   (.98)    $  11.92            3.39%        $477,259        1.83%(b)
   Year Ended 6/30/99 ....      (.01)        (.04)       (1.03)       12.49           (4.77)         630,631        1.82
   Year Ended 6/30/98 ....      (.13)        0.00        (1.11)       14.19            7.95          672,374        1.75
   Year Ended 6/30/97 ....      0.00         0.00        (1.13)       14.19           15.80          480,326        1.82
   Year Ended 6/30/96 ....      0.00         0.00        (1.07)       13.29           11.38          338,152        1.90
   Class C
   Year Ended 6/30/00 ....  $   0.00     $   (.03)    $   (.98)    $  11.91            3.30%        $176,814        1.83%(b)
   Year Ended 6/30/99 ....      (.01)        (.04)       (1.03)       12.49           (4.77)         204,271        1.81
   Year Ended 6/30/98 ....      (.12)        0.00        (1.11)       14.19            7.95          254,530        1.75
   Year Ended 6/30/97 ....      0.00         0.00        (1.13)       14.19           15.80          174,762        1.82
   Year Ended 6/30/96 ....      0.00         0.00        (1.07)       13.29           11.30           83,095        1.90
High Yield
   Class A
   Year Ended 8/31/00 ....  $   0.00     $   (.05)    $  (1.03)    $   8.10           (3.79)%       $ 83,645        1.33%
   Year Ended 8/31/99 ....      (.05)        (.01)       (1.23)        9.47            (.58)         102,400        1.31
   Year Ended 8/31/98 ....      (.01)        0.00        (1.17)       10.76            6.42           43,960        1.43(c)
   4/22/97+ to 8/31/97 ...      0.00         0.00         (.35)       11.17           15.33            5,889        1.70*(c)
   Class B
   Year Ended 8/31/00 ....  $   0.00     $   (.05)    $   (.96)    $   8.10           (4.40)%       $421,105        2.04%
   Year Ended 8/31/99 ....      (.05)        (.01)       (1.16)        9.46           (1.26)         527,337        2.03
   Year Ended 8/31/98 ....      (.01)        0.00        (1.10)       10.75            5.69          269,426        2.13(c)
   4/22/97+ to 8/31/97 ...      0.00         0.00         (.33)       11.17           15.07           43,297        2.40*(c)
   Class C
   Year Ended 8/31/00 ....  $   0.00     $   (.05)    $   (.96)    $   8.10           (4.51)%       $ 79,826        2.03%
   Year Ended 8/31/99 ....      (.05)        (.01)       (1.16)        9.47           (1.16)          99,927        2.02
   Year Ended 8/31/98 ....      (.01)        0.00        (1.10)       10.75            5.69           48,337        2.13(c)
   4/22/97+ to 8/31/97 ...      0.00         0.00         (.33)       11.17           15.07            7,575        2.40*(c)
Global Strategic Income
   Class A
   Year Ended 10/31/00 ...  $   (.16)    $   0.00     $   (.99)    $   9.53            6.12%        $ 52,561        1.54%
   Year Ended 10/31/99 ...      (.05)        0.00         (.99)        9.91            7.17           33,813        1.77
   Year Ended 10/31/98 ...      (.28)        0.00        (1.42)       10.18            1.00           24,576        1.89(c)
   Year Ended 10/31/97 ...      (.28)        0.00        (1.13)       11.46           16.83           12,954        1.90(c)
   1/9/96+ to 10/31/96 ...      0.00         0.00         (.81)       10.83           17.31            2,295        1.90*(c)
   Class B
   Year Ended 10/31/00 ...  $   (.15)    $   0.00     $   (.91)    $   9.52            5.38%        $118,356        2.27%
   Year Ended 10/31/99 ...      (.05)        0.00         (.92)        9.90            6.44           79,085        2.47
   Year Ended 10/31/98 ...      (.30)        0.00        (1.35)       10.17             .27           58,058        2.58(c)
   Year Ended 10/31/97 ...      (.29)        0.00        (1.06)       11.46           16.12           18,855        2.60(c)
   3/21/96++ to 10/31/96 .      0.00         0.00         (.56)       10.83           14.47              800        2.60*(c)
   Class C
   Year Ended 10/31/00 ...  $   (.15)    $   0.00     $   (.91)    $   9.52            5.38%        $ 32,345        2.25%
   Year Ended 10/31/99 ...      (.04)        0.00         (.92)        9.90            6.44           22,598        2.46
   Year Ended 10/31/98 ...      (.31)        0.00        (1.35)       10.17             .27           16,067        2.58(c)
   Year Ended 10/31/97 ...      (.29)        0.00        (1.06)       11.46           16.12            4,388        2.60(c)
   3/21/96++ to 10/31/96 .      0.00         0.00         (.56)       10.83           14.47              750        2.60*(c)

                                    Ratio of Net
                                     Investment
                                    Income (Loss)       Portfolio
                                     To Average         Turnover
     Fiscal Year or Period           Net Assets           Rate
     ---------------------          -------------      ---------
U.S. Government
   Class A
   Year Ended 6/30/00 ....               7.13%             398%
   Year Ended 6/30/99 ....               6.86              320
   Year Ended 6/30/98 ....               7.08              153
   Year Ended 6/30/97 ....               7.66              330
   Year Ended 6/30/96 ....               7.38              334
   Class B
   Year Ended 6/30/00 ....               6.28%             398%
   Year Ended 6/30/99 ....               6.13              320
   Year Ended 6/30/98 ....               6.37              153
   Year Ended 6/30/97 ....               6.95              330
   Year Ended 6/30/96 ....               6.67              334
   Class C
   Year Ended 6/30/00 ....               6.35%             398%
   Year Ended 6/30/99 ....               6.13              320
   Year Ended 6/30/98 ....               6.38              153
   Year Ended 6/30/97 ....               6.96              330
   Year Ended 6/30/96 ....               6.68              334
Corporate Bond
   Class A
   Year Ended 6/30/00 ....               8.51%             302%
   Year Ended 6/30/99 ....               8.13              281
   Year Ended 6/30/98 ....               7.52              244
   Year Ended 6/30/97 ....               8.34              307
   Year Ended 6/30/96 ....               9.46              389
   Class B
   Year Ended 6/30/00 ....               7.77%             302%
   Year Ended 6/30/99 ....               7.41              281
   Year Ended 6/30/98 ....               6.80              244
   Year Ended 6/30/97 ....               7.62              307
   Year Ended 6/30/96 ....               8.75              389
   Class C
   Year Ended 6/30/00 ....               7.75%             302%
   Year Ended 6/30/99 ....               7.37              281
   Year Ended 6/30/98 ....               6.83              244
   Year Ended 6/30/97 ....               7.61              307
   Year Ended 6/30/96 ....               8.74              389
High Yield
   Class A
   Year Ended 8/31/00 ....              10.92%             102%
   Year Ended 8/31/99 ....              10.21              182
   Year Ended 8/31/98 ....               8.89              311
   4/22/97+ to 8/31/97 ...               8.04*              73
   Class B
   Year Ended 8/31/00 ....              10.21%             102%
   Year Ended 8/31/99 ....               9.52              182
   Year Ended 8/31/98 ....               8.18              311
   4/22/97+ to 8/31/97 ...               7.19*              73
   Class C
   Year Ended 8/31/00 ....              10.23%             102%
   Year Ended 8/31/99 ....               9.54              182
   Year Ended 8/31/98 ....               8.17              311
   4/22/97+ to 8/31/97 ...               7.24*              73
Global Strategic Income
   Class A
   Year Ended 10/31/00 ...               8.32%             321%
   Year Ended 10/31/99 ...               9.34              254
   Year Ended 10/31/98 ...               7.08              183
   Year Ended 10/31/97 ...               6.56              417
   1/9/96+ to 10/31/96 ...               8.36*             282
   Class B
   Year Ended 10/31/00 ...               7.66%             321%
   Year Ended 10/31/99 ...               8.54              254
   Year Ended 10/31/98 ...               6.41              183
   Year Ended 10/31/97 ...               5.86              417
   3/21/96++ to 10/31/96 .               7.26*             282
   Class C
   Year Ended 10/31/00 ...               7.68%             321%
   Year Ended 10/31/99 ...               8.52              254
   Year Ended 10/31/98 ...               6.43              183
   Year Ended 10/31/97 ...               5.86              417
   3/21/96++ to 10/31/96 .               7.03*             282


--------------------------------------------------------------------------------
Please refer to the footnotes on page 50.


                                  Net                             Net                Net
                                 Asset                       Realized and         Increase
                                 Value                        Unrealized        (Decrease) In     Dividends From      Distributions
                              Beginning Of   Net Investment  Gain (Loss) On     Net Asset Value    Net Investment        From Net
     Fiscal Year or Period       Period       Income (Loss)    Investments      From Operations        Income         Realized Gains
     ---------------------    ------------   --------------  --------------     ---------------    --------------     --------------
North American
Government Income
   Class A
   Year Ended 11/30/00 .....    $ 7.28          $  .75(f)         $  .34              $ 1.09           $ (.49)             $ 0.00
   Year Ended 11/30/99 .....      7.59             .87(f)           (.25)                .62             (.64)               0.00
   Year Ended 11/30/98 .....      8.02             .87(f)           (.33)                .54             (.87)               0.00
   Year Ended 11/30/97 .....      8.01            1.03(f)           (.05)                .98             (.97)               0.00
   Year Ended 11/30/96 .....      6.75            1.09(f)           1.14                2.23             (.75)               0.00
   Class B
   Year Ended 11/30/00 .....    $ 7.31          $  .69(f)         $  .36              $ 1.05           $ (.48)             $ 0.00
   Year Ended 11/30/99 .....      7.61             .81(f)           (.25)                .56             (.59)               0.00
   Year Ended 11/30/98 .....      8.02             .81(f)           (.32)                .49             (.81)               0.00
   Year Ended 11/30/97 .....      8.01             .98(f)           (.07)                .91             (.90)               0.00
   Year Ended 11/30/96 .....      6.75            1.04(f)           1.12                2.16             (.69)               0.00
   Class C
   Year Ended 11/30/00 .....    $ 7.31          $  .70(f)         $  .35              $ 1.05           $ (.47)             $ 0.00
   Year Ended 11/30/99 .....      7.61             .81(f)           (.25)                .56             (.59)               0.00
   Year Ended 11/30/98 .....      8.02             .82(f)           (.33)                .49             (.82)               0.00
   Year Ended 11/30/97 .....      8.01             .98(f)           (.07)                .91             (.90)               0.00
   Year Ended 11/30/96 .....      6.75            1.05(f)           1.11                2.16             (.69)               0.00
Global Dollar Government
   Class A
   Year Ended 8/31/00 ......    $ 5.69          $  .75(f)         $ 1.40              $ 2.15           $ (.75)             $ 0.00
   Year Ended 8/31/99 ......      5.05             .71(f)            .74                1.45             (.74)               0.00
   Year Ended 8/31/98 ......     10.64             .73(f)          (4.03)              (3.30)            (.73)              (1.37)
   Year Ended 8/31/97 ......     10.01             .88(f)           1.85                2.73             (.95)              (1.15)
   Year Ended 8/31/96 ......      8.02             .84              2.10                2.94             (.95)               0.00
   Class B
   Year Ended 8/31/00 ......    $ 5.74          $  .71(f)         $ 1.40              $ 2.11           $ (.68)             $ 0.00
   Year Ended 8/31/99 ......      5.05             .67(f)            .76                1.43             (.68)               0.00
   Year Ended 8/31/98 ......     10.64             .67(f)          (4.05)              (3.38)            (.67)              (1.36)
   Year Ended 8/31/97 ......     10.01             .81(f)           1.84                2.65             (.87)              (1.15)
   Year Ended 8/31/96 ......      8.02             .78              2.08                2.86             (.87)               0.00
   Class C
   Year Ended 8/31/00 ......    $ 5.74          $  .71(f)         $ 1.41              $ 2.12           $ (.68)             $ 0.00
   Year Ended 8/31/99 ......      5.05             .67(f)            .76                1.43             (.68)               0.00
   Year Ended 8/31/98 ......     10.64             .67(f)          (4.05)              (3.38)            (.67)              (1.36)
   Year Ended 8/31/97 ......     10.01             .82(f)           1.84                2.66             (.88)              (1.15)
   Year Ended 8/31/96 ......      8.02             .77              2.10                2.87             (.88)               0.00
Multi-Market Strategy
   Class A
   Year Ended 10/31/00 .....    $ 6.29          $  .38(f)         $ (.19)             $  .19           $ (.38)             $ 0.00
   Year Ended 10/31/99 .....      6.64             .42(f)           (.22)                .20             (.42)               0.00
   Year Ended 10/31/98 .....      7.11             .44(f)            .02                 .46             (.44)               0.00
   Year Ended 10/31/97 .....      7.23             .47(f)            .08                 .55             (.47)               0.00
   Year Ended 10/31/96 .....      6.83             .59(f)            .48                1.07             (.67)               0.00
   Class B
   Year Ended 10/31/00 .....    $ 6.32          $  .33(f)         $ (.19)             $  .14           $ (.34)             $ 0.00
   Year Ended 10/31/99 .....      6.66             .36(f)           (.22)                .14             (.36)               0.00
   Year Ended 10/31/98 .....      7.11             .36(f)            .05                 .41             (.36)               0.00
   Year Ended 10/31/97 .....      7.23             .42(f)            .06                 .48             (.42)               0.00
   Year Ended 10/31/96 .....      6.83             .53(f)            .47                1.00             (.60)               0.00
   Class C
   Year Ended 10/31/00 .....    $ 6.31          $  .34(f)         $ (.19)             $  .15           $ (.34)             $ 0.00
   Year Ended 10/31/99 .....      6.65             .36(f)           (.22)                .14             (.36)               0.00
   Year Ended 10/31/98 .....      7.11             .25(f)            .16                 .41             (.41)               0.00
   Year Ended 10/31/97 .....      7.23             .42(f)            .07                 .49             (.42)               0.00
   Year Ended 10/31/96 .....      6.83             .54(f)            .47                1.01             (.61)               0.00
Quality Bond
   Class A
   Year Ended 6/30/00 ......    $10.00          $  .60(f)(g)      $ (.21)             $  .39           $ (.54)             $ 0.00
   Class B
   Year Ended 6/30/00 ......    $10.00          $  .50(f)(g)      $ (.18)             $  .32           $ (.48)             $ 0.00
   Class C
   Year Ended 6/30/00 ......    $10.00          $  .51(f)(g)      $ (.20)             $  .31           $ (.48)             $ 0.00


--------------------------------------------------------------------------------
Please refer to the footnotes on page 50.


                            Distributions                                              Total        Net Assets
                              in Excess                   Total                     Investment       At End Of       Ratio
                               of Net       Return      Dividends     Net Asset       Return          Period      of Expenses
                             Investment       of           and        Value End    Based on Net       (000's      To Average
     Fiscal Year or Period     Income       Capital   Distributions   of Period   Asset Value (a)    omitted)     Net Assets
     ---------------------  -------------   -------   -------------   ---------   ---------------   ----------    ----------
North American
Government Income
   Class A
   Year Ended 11/30/00 ....   $0.00         $(.33)      $(.82)          $7.55        15.80%        $979,126         2.26%(d)
   Year Ended 11/30/99 ....    (.11)         (.18)       (.93)           7.28         8.56          730,468         2.09(d)
   Year Ended 11/30/98 ....    (.07)         (.03)       (.97)           7.59         7.14          740,066         2.04(d)
   Year Ended 11/30/97 ....    0.00          0.00        (.97)           8.02        12.85          511,749         2.15(d)
   Year Ended 11/30/96 ....    0.00          (.22)       (.97)           8.01        35.22          385,784         2.34(d)
   Class B
   Year Ended 11/30/00 ....   $0.00         $(.30)      $(.78)          $7.58        14.99%        $826,340         2.93%(d)
   Year Ended 11/30/99 ....    (.10)         (.17)       (.86)           7.31         7.79        1,011,395         2.78(d)
   Year Ended 11/30/98 ....    (.06)         (.03)       (.90)           7.61         6.46        1,300,519         2.75(d)
   Year Ended 11/30/97 ....    0.00          0.00        (.90)           8.02        11.88        1,378,407         2.86(d)
   Year Ended 11/30/96 ....    0.00          (.21)       (.90)           8.01        33.96        1,329,719         3.05(d)
   Class C
   Year Ended 11/30/00 ....   $0.00         $(.31)      $(.78)          $7.58        14.99%        $267,646         2.95%(d)
   Year Ended 11/30/99 ....    (.10)         (.17)       (.86)           7.31         7.79          258,696         2.78(d)
   Year Ended 11/30/98 ....    (.05)         (.03)       (.90)           7.61         6.46          276,073         2.74(d)
   Year Ended 11/30/97 ....    0.00          0.00        (.90)           8.02        11.88          283,483         2.85(d)
   Year Ended 11/30/96 ....    0.00          (.21)       (.90)           8.01        33.96          250,676         3.04(d)
Global Dollar Government
   Class A
   Year Ended 8/31/00 .....   $0.00         $(.03)      $(.78)          $7.06        39.76%         $66,075         1.76%(d)
   Year Ended 8/31/99 .....    (.04)         (.03)       (.81)           5.69        29.40           50,540         1.59
   Year Ended 8/31/98 .....    (.04)         (.15)      (2.29)           5.05       (38.56)          32,365         1.48
   Year Ended 8/31/97 .....    0.00          0.00       (2.10)          10.64        30.04           37,416         1.55
   Year Ended 8/31/96 .....    0.00          0.00        (.95)          10.01        38.47           23,253         1.65
   Class B
   Year Ended 8/31/00 .....   $0.00         $(.03)      $(.71)          $7.14        38.41%        $108,075         2.45%(d)
   Year Ended 8/31/99 .....    (.03)         (.03)       (.74)           5.74        28.85          110,003         2.31
   Year Ended 8/31/98 .....    (.04)         (.14)      (2.21)           5.05       (39.11)          79,660         2.22
   Year Ended 8/31/97 .....    0.00          0.00       (2.02)          10.64        29.14           93,377         2.26
   Year Ended 8/31/96 .....    0.00          0.00        (.87)          10.01        37.36           84,295         2.37
   Class C
   Year Ended 8/31/00 .....   $0.00         $(.03)      $(.71)          $7.15        38.58%         $48,960         2.45%(d)
   Year Ended 8/31/99 .....    (.03)         (.03)       (.74)           5.74        28.85           39,024         2.30
   Year Ended 8/31/98 .....    (.04)         (.14)      (2.21)           5.05       (39.09)          23,711         2.19
   Year Ended 8/31/97 .....    0.00          0.00       (2.03)          10.64        29.17           25,130         2.25
   Year Ended 8/31/96 .....    0.00          0.00        (.88)          10.01        37.40           14,511         2.35
Multi-Market Strategy
   Class A
   Year Ended 10/31/00 ....   $(.02)        $0.00       $(.40)          $6.08         3.17%        $305,610         1.52%(e)
   Year Ended 10/31/99 ....    (.02)         (.11)       (.55)           6.29         2.95          396,867         1.44(e)
   Year Ended 10/31/98 ....    (.42)         (.07)       (.93)           6.64         6.90           95,568         1.74(e)
   Year Ended 10/31/97 ....    (.20)         0.00        (.67)           7.11         7.82           96,133         1.58(e)
   Year Ended 10/31/96 ....    0.00          0.00        (.67)           7.23        16.37           68,776         1.64(d)
   Class B
   Year Ended 10/31/00 ....   $(.02)        $0.00       $(.36)          $6.10         2.30%         $13,052         2.28%(e)
   Year Ended 10/31/99 ....    (.02)         (.10)       (.48)           6.32         2.13           18,129         2.15(e)
   Year Ended 10/31/98 ....    (.43)         (.07)       (.86)           6.66         6.24            7,217         2.41(e)
   Year Ended 10/31/97 ....    (.18)         0.00        (.60)           7.11         6.90           29,949         2.29(e)
   Year Ended 10/31/96 ....    0.00          0.00        (.60)           7.23        15.35           88,427         2.35(d)
   Class C
   Year Ended 10/31/00 ....   $(.02)        $0.00       $(.36)          $6.10         2.46%         $16,578         2.22%(e)
   Year Ended 10/31/99 ....    (.02)         (.10)       (.48)           6.31         2.13           19,076         2.15(e)
   Year Ended 10/31/98 ....    (.42)         (.04)       (.87)           6.65         6.10           16,518         2.61(e)
   Year Ended 10/31/97 ....    (.19)         0.00        (.61)           7.11         6.92            1,203         2.28(e)
   Year Ended 10/31/96 ....    0.00          0.00        (.61)           7.23        15.36            1,076         2.34(d)
Quality Bond
   Class A
   Year Ended 6/30/00 .....   $0.00         $0.00       $(.54)          $9.85         4.40%          $5,071          .98%(c)
   Class B
   Year Ended 6/30/00 .....   $0.00         $0.00       $(.48)          $9.84         3.56%          $1,007         1.68%(c)
   Class C
   Year Ended 6/30/00 .....   $0.00         $0.00       $(.48)          $9.83         3.47%            $514         1.68%(c)

                                    Ratio of Net
                                     Investment
                                    Income (Loss)   Portfolio
                                     To Average     Turnover
     Fiscal Year or Period           Net Assets       Rate
     ---------------------          -------------   ---------
North American
Government Income
   Class A
   Year Ended 11/30/00 ....          10.03%          234%
   Year Ended 11/30/99 ....          11.72           158
   Year Ended 11/30/98 ....          11.17           175
   Year Ended 11/30/97 ....          12.78           118
   Year Ended 11/30/96 ....          14.82           166
   Class B
   Year Ended 11/30/00 ....           9.37%          234%
   Year Ended 11/30/99 ....          10.97           158
   Year Ended 11/30/98 ....          10.44           175
   Year Ended 11/30/97 ....          12.15           118
   Year Ended 11/30/96 ....          14.20           166
   Class C
   Year Ended 11/30/00 ....           9.35%          234%
   Year Ended 11/30/99 ....          10.98           158
   Year Ended 11/30/98 ....          10.45           175
   Year Ended 11/30/97 ....          12.14           118
   Year Ended 11/30/96 ....          14.22           166
Global Dollar Government
   Class A
   Year Ended 8/31/00 .....          11.59%          173%
   Year Ended 8/31/99 .....          12.34           179
   Year Ended 8/31/98 .....           8.51           188
   Year Ended 8/31/97 .....           8.49           314
   Year Ended 8/31/96 .....           9.23           315
   Class B
   Year Ended 8/31/00 .....          10.85%          173%
   Year Ended 8/31/99 .....          11.59           179
   Year Ended 8/31/98 .....           7.78           188
   Year Ended 8/31/97 .....           7.81           314
   Year Ended 8/31/96 .....           8.57           315
   Class C
   Year Ended 8/31/00 .....          10.78%          173%
   Year Ended 8/31/99 .....          11.56           179
   Year Ended 8/31/98 .....           7.75           188
   Year Ended 8/31/97 .....           7.82           314
   Year Ended 8/31/96 .....           8.52           315
Multi-Market Strategy
   Class A
   Year Ended 10/31/00 ....           6.25%           82%
   Year Ended 10/31/99 ....           6.23           124
   Year Ended 10/31/98 ....           6.46           240
   Year Ended 10/31/97 ....           6.50           173
   Year Ended 10/31/96 ....           8.40           215
   Class B
   Year Ended 10/31/00 ....           5.44%           82%
   Year Ended 10/31/99 ....           5.46           124
   Year Ended 10/31/98 ....           5.64           240
   Year Ended 10/31/97 ....           5.79           173
   Year Ended 10/31/96 ....           7.69           215
   Class C
   Year Ended 10/31/00 ....           5.52%           82%
   Year Ended 10/31/99 ....           5.50           124
   Year Ended 10/31/98 ....           5.28           240
   Year Ended 10/31/97 ....           5.80           173
   Year Ended 10/31/96 ....           7.62           215
Quality Bond
   Class A
   Year Ended 6/30/00 .....           5.96%          215%
   Class B
   Year Ended 6/30/00 .....           5.32%          215%
   Class C
   Year Ended 6/30/00 .....           5.35%          215%


--------------------------------------------------------------------------------
Please refer to the footnotes on page 50.

+     Commencement of operations.
++    Commencement of distribution.

*     Annualized.

(a) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at the net asset value during the period, and a redemption on the last day of the period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total investment return. Total investment returns calculated for periods of less than one year are not annualized.


(b) If Alliance U.S. Government had not borne interest expense for the fiscal years ended 2000 and 1999, the ratio of expenses to average net assets would have been 1.12% and 1.08% with respect to Class A shares, 1.83% and 1.79% with respect to Class B shares, 1.83% and 1.78% with respect to Class C shares. If Alliance Corporate Bond had not borne interest expense, the ratio of expenses (net of interest expense) to average net assets would have been with respect to Class A shares, 1.11% for 2000; with respect to Class C shares, 1.82% for 2000.

(c) Net of expenses assumed and/or waived/reimbursed. If Alliance High Yield had borne all expenses for the respective periods April 22, 1997 to August 31, 1997 and the fiscal year ended August 31, 1998, the expense ratios would have been with respect to Class A shares, 3.11% (annualized) and 1.46%, respectively; with respect to Class B shares, 3.85% (annualized) and 2.16%, respectively; and with respect to Class C shares, 3.84% (annualized) and 2.16%, respectively. If Alliance Global Strategic Income had borne all expenses for the respective periods January 9, 1996 to October 31, 1996, its fiscal year ended 1997, its fiscal year ended in 1998, the expense ratio would have been with respect to Class A shares, 19.20% (annualized), 4.06%, and 2.08%, respectively; with respect to Class B shares, 19.57% (annualized), 4.76%, and 2.76% respectively; and with respect to Class C shares, 19.49% (annualized), 4.77%, and 2.77% respectively. If Alliance Quality Bond had borne all expenses for the fiscal year ended June 30, 2000, the expense ratios would have been with respect to Class A shares, 13.10%, with respect to Class B shares, 11.29%, and with respect to Class C shares, 11.75%.

(d) Includes interest expenses.If Alliance North American Government Income had not borne interest expenses, the ratio of expenses (net of interest expenses) to average net assets would have been with respect to Class A shares, 1.41% for 1996, 1.38% for 1997, 1.36% for 1998, 1.38% for 1999 and
      1.33% for 2000; with respect to Class B shares, 2.12% for 1996, 2.09% for 1997, 2.07% for 1998, 2.08% for 1999 and 2.03% for 2000; and with respect to Class C shares, 2.12% for 1996, 2.08% for 1997, 2.06% for 1998, 2.08%
      for 1999 and 2.03% for 2000. If Alliance Global Dollar Government had not borne interest expense, the ratio of expenses (net of interest expenses) to average net assets would have been with respect to Class A shares, 1.51% for 2000; with respect to Class B shares, 2.21% for 2000; and with respect to Class C shares, 2.20% for 2000. If Alliance Multi-Market Strategy had not borne interest expenses or loan fees, the ratio of expenses to average net assets would have been with respect to Class A shares, 1.60% for 1996; with respect to Class B shares, 2.31% for 1996; with respect to Class C shares, 2.30% for 1996.

(e) Amounts do not reflect the impact of expense offset arrangement with the transfer agent. Taking into account such expense offset arrangements, the ratio of expenses to average net assets, for Alliance Multi-Market Strategy would have been with respect to Class A shares 1.57% for 1997, 1.73% for 1998, 1.42% for 1999 and 1.50% for 2000, with respect to Class B shares 2.28% for 1997, 2.40% for 1998, 2.14% for 1999 and 2.27% for 2000
      and with respect to Class C shares 2.27% for 1997, 2.60% for 1998, 2.14% for 1999 and 2.21% for 2000.


(f)   Based on average shares outstanding.

(g)   Net of expenses waived/reimbursed by the Adviser.

                          (This page left intentionally blank.)

--------------------------------------------------------------------------------
                                   APPENDIX A
--------------------------------------------------------------------------------
                                  BOND RATINGS
--------------------------------------------------------------------------------

MOODY'S INVESTORS SERVICE, INC.

Aaa--Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa--Bonds which are rated Aa are judged to be of high quality by all standards.
      Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities.

A--Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa--Bonds which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba--Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B--Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa--Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca--Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C--Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Absence of Rating--When no rating has been assigned or where a rating has been suspended or withdrawn, it may be for reasons unrelated to the quality of the issue.

Should no rating be assigned, the reason may be one of the following:

1.    An application for rating was not received or accepted.

2. The issue or issuer belongs to a group of securities or companies that are unrated as a matter of policy.

3.    There is a lack of essential data pertaining to the issue or issuer.

4. The issue was privately placed, in which case the rating is not published in Moody's publications.

Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

Note--Moody's applies numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

STANDARD & POOR'S RATINGS SERVICES

AAA--Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA--Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

A--Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB--Debt rated BBB normally exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB, B, CCC, CC, C--Debt rated BB, B, CCC, CC or C is regarded as having significant speculative characteristics. BB indicates the lowest degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

BB--Debt rated BB is less vulnerable to nonpayment than other speculative debt.
      However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to an inadequate capacity to pay interest and repay principal.

B--Debt rated B is more vulnerable to nonpayment than debt rated BB, but there is capacity to pay interest and repay principal. Adverse business, financial or economic conditions will likely impair the capacity or willingness to pay principal or repay interest.

CCC--Debt rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial and economic conditions to pay interest and repay principal. In the event of adverse business, financial or economic conditions, there is not likely to be capacity to pay interest or repay principal.

CC--Debt rated CC is currently highly vulnerable to nonpayment.

C--The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments are being continued.

D--The D rating, unlike other ratings, is not prospective; rather, it is used only where a default has actually occurred.

Plus (+) or Minus (-)--The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

NR--Not rated.


FITCH, INC.


AAA--Bonds considered to be investment grade and of the highest credit quality.
      The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.


AA--Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F1+.


A--Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB--Bonds considered to be investment grade and of satisfactory credit quality.
      The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

BB--Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

B--Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC--Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC--Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C--Bonds are in imminent default in payment of interest or principal.

DDD, DD, D--Bonds are in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. DDD represents the highest potential for recovery on these bonds, and D represents the lowest potential for recovery.

Plus (+) Minus (-)--Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the AAA, DDD, DD or D categories.

NR--Indicates that Fitch does not rate the specific issue.

--------------------------------------------------------------------------------
                                   APPENDIX B
--------------------------------------------------------------------------------
                               GENERAL INFORMATION
--------------------------------------------------------------------------------
                              ABOUT CANADA, MEXICO
--------------------------------------------------------------------------------
                                  AND ARGENTINA
--------------------------------------------------------------------------------

GENERAL INFORMATION ABOUT CANADA

Canada consists of a federation of ten Provinces and three federal territories (which generally fall under federal authority) with a constitutional division of powers between the federal and Provincial governments. The Parliament of Canada has jurisdiction over all areas not assigned exclusively to the Provincial legislatures, and has jurisdiction over such matters as the federal public debt and property, the regulation of trade and commerce, currency and coinage, banks and banking, national defense, the postal services, navigation and shipping and unemployment insurance.

The Canadian economy is based on the free enterprise system, with business organizations ranging from small owner-operated businesses to large multinational corporations. Manufacturing and resource industries are large contributors to the country's economic output, but as in many other highly developed countries, there has been a gradual shift from a largely goods-producing economy to a predominantly service-based one. Agriculture and other primary production play a small but key role in the economy. Canada is also an exporter of energy to the United States in the form of natural gas (of which Canada has substantial reserves) and hydroelectric power, and has significant mineral resources.


Canadian Dollars are fully exchangeable into U.S. Dollars without foreign exchange controls or other legal restriction. Since the major developed-country currencies were permitted to float freely against one another, the range of fluctuation in the Canadian Dollar-U.S. Dollar exchange rate generally has been narrower than the range of fluctuation between the U.S. Dollar and most other major currencies. Since 1991, Canada generally has experienced a weakening of its currency. The Canadian Dollar reached an all-time low of 1.5770 Canadian Dollars per U.S. Dollar on August 27, 1998. On February 1, 2001, the Canadian Dollar-U.S. Dollar exchange rate was 1.4937. The range of fluctuation that has occurred in the past is not necessarily indicative of the range of fluctuation that will occur in the future. Future rates of exchange cannot be accurately predicted.


GENERAL INFORMATION ABOUT THE UNITED MEXICAN STATES

The United Mexican States ("Mexico") is a nation formed by 31 states and a Federal District (Mexico City). The Political Constitution of Mexico, which took effect on May 1, 1917, established Mexico as a Federal Republic and provides for the separation of executive, legislative and judicial branches. The President and the members of the General Congress are elected by popular vote.

Prior to 1994, when Mexico experienced an economic crisis that led to the devaluation of the Peso in December 1994, the Mexican economy experienced improvement in a number of areas, including growth in gross domestic product and a substantial reduction in the rate of inflation and in the public sector financial deficit. Much of the past improvement in the Mexican economy was due to a series of economic policy initiatives intended to modernize and reform the Mexican economy, control inflation, reduce the financial deficit, increase public revenues through the reform of the tax system, establish a competitive and stable currency exchange rate, liberalize trade restrictions and increase investment and productivity, while reducing the government's role in the economy. In this regard, the Mexican government launched a program for privatizing certain state owned enterprises, developing and modernizing the securities markets, increasing investment in the private sector and permitting increased levels of foreign investment.

In 1994, Mexico faced internal and external conditions that resulted in an economic crisis that continues to affect the Mexican economy adversely. Growing trade and current account deficits, which could no longer be financed by inflows of foreign capital, were factors contributing to the crisis. A weakening economy and unsettling political and social developments caused investors to lose confidence in the Mexican economy. This resulted in a large decline in foreign reserves followed by a sharp and rapid devaluation of the Mexican Peso. The ensuing economic and financial crisis resulted in higher inflation and domestic interest rates, a contraction in real gross domestic product and a liquidity crisis.

In response to the adverse economic conditions that developed at the end of 1994, the Mexican government instituted a new economic program; and the government and the business and labor sectors of the economy entered into a new accord in an effort to stabilize the economy and the financial markets. To help relieve Mexico's liquidity crisis and restore financial stability to Mexico's economy, the Mexican government also obtained financial assistance from the United States, other countries and certain international agencies conditioned upon the implementation and continuation of the economic reform program.

In October 1995, and again in October 1996, the Mexican government announced new accords designed to encourage economic growth and reduce inflation. While it cannot be accurately predicted whether these accords will continue to achieve their objectives, the Mexican economy has stabilized since the economic crisis of 1994, and the high inflation and high interest rates that continued to be a factor after 1994 have subsided as well. After declining for five consecutive quarters beginning with the first quarter of 1995, Mexico's gross domestic product began to grow in the second quarter of 1996. That growth has been sustained, resulting in increases of 5.2%, 6.8%, 4.8% and 3.7% in 1996, 1997, 1998 and 1999,
respectively. During the first, second and third quarters of 2000, the gross domestic product grew by an estimated 7.9%, 7.6% and 7.0%, respectively. In addition, inflation dropped from a 52% annual rate in 1995 to a 9.5% annual rate in 2000. Mexico's economy is influenced by international economic conditions, particularly those in the United States, and by world prices for oil and other commodities. The recovery of the economy will require continued economic and fiscal discipline as well as stable political and social conditions. In addition, there is no assurance that Mexico's economic policy initiatives will be successful or that the new President, who took office on December 1, 2000, and succeeding administrations will continue these initiatives.

Under economic policy initiatives implemented on and after December 1987, the Mexican government introduced a series of schedules allowing for the gradual devaluation of the Mexican Peso against the U.S. Dollar. These gradual devaluations continued until December 1994. On December 22, 1994, the Mexican government announced that it would permit the Peso to float freely against other currencies, resulting in a precipitous decline against the U.S. Dollar. By December 31, 1996, the Peso-Dollar exchange rate had decreased approximately 40% from that on December 22, 1994. After dropping approximately 55% from 1994 through 1996, from 1997 through 1999 the Peso-Dollar exchange rate decreased approximately 20%. During 2000 there was relatively little change in the Peso-Dollar exchange rate.


Mexico has in the past imposed strict foreign exchange controls. There is no assurance that future regulatory actions in Mexico would not affect the Fund's ability to obtain U.S. Dollars in exchange for Mexican Pesos.

GENERAL INFORMATION ABOUT THE REPUBLIC OF ARGENTINA

The Republic of Argentina ("Argentina") consists of 23 provinces and the federal capital of Buenos Aires. Its federal constitution provides for an executive branch headed by a President, a legislative branch and a judicial branch. Each province has its own constitution, and elects its own governor, legislators and judges, without the intervention of the federal government.

Shortly after taking office in 1989, the country's then President adopted market-oriented and reformist policies, including an aggressive privatization program, a reduction in the size of the public sector and an opening of the economy to international competition.


In the decade prior to the announcement of a new economic plan in March 1991, the Argentine economy was characterized by low and erratic growth, declining investment rates and rapidly worsening inflation. Despite its strengths, which include a well-balanced natural resource base and a high literacy rate, the Argentine economy failed to respond to a series of economic plans in the 1980's. The 1991 economic plan represented a pronounced departure from its predecessors in calling for raising revenues, cutting expenditures and reducing the public deficit. The extensive privatization program commenced in 1989 was accelerated, the domestic economy deregulated and opened up to foreign trade and the framework for foreign investment reformed. As a result of the economic stabilization reforms, inflation was brought under control and gross domestic product increased each year between 1991 and 1998, with the exception of 1995. During 1999 gross domestic product contracted by 3.1% but grew by an estimated 0.8% in 2000. The recent slowdown of economic activity, which has been attributed to external economic conditions as well as internal political uncertainties, has fostered a deflationary process, evidenced by the 1.2% and 0.9% decrease in the consumer price index during 1999 and 2000, respectively. Significant progress was also made between 1991 and 1994 in rescheduling Argentina's debt with both external and domestic creditors, which improved fiscal cash flows in the medium term and allowed a return to voluntary credit markets. There is no assurance that Argentina's economic policy initiatives will be successful or that the current President, who took office on December 10, 1999, and succeeding administrations will continue these initiatives.


In 1995 economic policy was directed toward the effects of the Mexican currency crisis. The Mexican currency crisis led to a run on Argentine bank deposits, which was brought under control by a series of measures designed to strengthen the financial system. The measures included the "dollarization" of banking reserves, the establishment of two trust funds and strengthening bank reserve requirements.

In 1991 the Argentine government enacted currency reforms, which required the domestic currency to be fully backed by international reserves, in an effort to make the Argentine Peso fully convertible into the U.S. Dollar at a rate of one to one.

The Argentine Peso has been the Argentine currency since January 1, 1992. Since that date, the rate of exchange from the Argentine Peso to the U.S. Dollar has remained approximately one to one. The fixed exchange rate has been instrumental in stabilizing the economy, but has not reduced pressures from high rates of unemployment. It is not clear that the government will be able to resist pressure to devalue the currency. However, the historic range is not necessarily indicative of fluctuations that may occur in the exchange rate over time and future rates of exchange cannot be accurately predicted. The Argentine foreign exchange market was highly controlled until December 1989, when a free exchange rate was established for all foreign currency transactions. Argentina has eliminated restrictions on foreign direct investment and capital repatriation. In 1993, legislation was adopted abolishing previous requirements of a three-year waiting period for capital repatriation. Under the legislation, foreign investors are permitted to remit profits at any time.

For more information about the Funds, the following documents are available upon request:

Annual/Semi-Annual Reports to Shareholders

The Funds' annual and semi-annual reports to shareholders contain additional information on the Funds' investments. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected a Fund's performance during its last fiscal year.

Statement of Additional Information (SAI)

Each Fund has an SAI, which contains more detailed information about the Fund, including its operations and investment policies. The Funds' SAIs are incorporated by reference into (and is legally part of) this Prospectus.

You may request a free copy of the current annual/semi-annual report or the SAI, or make inquiries concerning the Funds, by contacting your broker or other financial intermediary, or by contacting Alliance:


By mail:    c/o Alliance Global Investor Services, Inc.
            P.O. Box 1520
            Secaucus, NJ 07096-1520


By phone:   For Information:  (800) 221-5672
            For Literature:   (800) 227-4618

Or you may view or obtain these documents from the Commission:

o Call the Commision at 1-202-942-8090 for information on the operation of the Public Reference Room.

o Reports and other information about the Fund are available on the EDGAR Database on the Commission's Internet site at http://www.sec.gov

o Copies of the information may be obtained, after paying a duplicating fee, by electronic request at publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Wash. DC 20549-0102


You also may find more information about Alliance and the Funds on the Internet at: www.Alliancecapital.com.

Fund                                SEC File No.
-----                               -----------
U.S. Government                     811-02383
Quality Bond                        811-02383
Corporate Bond                      811-02383
High Yield                          811-9160
Global Strategic Income             811-07391
North American Government Income    811-06554
Global Dollar Government            811-08188
Multi-Market Strategy               811-06251

================================================================================
ALLIANCE BOND FUNDS SUBSCRIPTION APPLICATION
================================================================================

      U.S. Government Portfolio
      Quality Bond Portfolio
      Corporate Bond Portfolio
      High Yield Fund
      Global Strategic Income Trust
      North American Government Income Trust
      Global Dollar Government Fund
      Multi-Market Strategy Trust

To Open Your New Alliance Account...

Please complete the application and mail it to:

           Alliance Global Investor Services, Inc.
           P.O. Box 786003
           San Antonio, TX  78278-6003


For certified or overnight deliveries, send to:

           Alliance Global Investor Services, Inc.
           8000 IH 10 W, 4th floor
           San Antonio, TX  78230


Section 1 Your Account Registration (Required)

Complete one of the available choices. To ensure proper tax reporting to the
      IRS:

      >     Individuals, Joint Tenants, Transfer on Death and Gift/Transfer to a
            Minor:

            o Indicate your name(s) exactly as it appears on your social security card.

      >     Transfer on Death:

            o     Ensure that your state participates.

      >     Trust/Other:

            o Indicate the name of the entity exactly as it appeared on the notice you received from the IRS when your Employer Identification number was assigned.

Section 2 Your Address (Required)

Complete in full.

      >     Non-Resident Alien:

            o     Indicate your permanent country of residence.

Section 3 Your Initial Investment (Required)

For each fund in which you are investing: (1) Write the three digit fund number in the column titled 'Indicate three digit fund number located below'. (2) Write the dollar amount of your initial purchase in the column titled 'Indicate Dollar Amount'. (If you are eligible for a reduced sales charge, you must also complete
Section 4F). (3) Check off a distribution option for your dividends. (4) Check off a distribution option for your capital gains. All distributions (dividends and capital gains) will be reinvested into your fund account unless you direct otherwise. If you want distributions sent directly to your bank account, then you must complete Section 4D and attach a preprinted, voided check for that account. If you want your distributions sent to a third party you must complete
Section 4E.


Section 4 Your Shareholder Options (Complete only those options you want)

A. Automatic Investment Plans (AIP) - You can make periodic investments into any of your Alliance Funds in one of three ways. First, by a periodic withdrawal ($25 minimum) directly from your bank account and invested into an Alliance Fund. Second, you can direct your distributions (dividends and capital gains) from one Alliance Fund into another Fund. Or third, you can automatically exchange monthly ($25 minimum) shares of one Alliance Fund for shares of another Fund. To elect one of these options, complete the appropriate portion of Section 4A & 4D. If more than one dividend direction or monthly exchange is desired, please call our Literature Center to obtain a Shareholder Account Services Options Form for completion.

B. Telephone Transactions via EFT - Complete this option if you would like to be able to transact via telephone between your fund account and your bank account.

C. Systematic Withdrawal Plans (SWP) - Complete this option if you wish to periodically redeem dollars from one of your fund accounts. Payments can be made via Electronic Funds Transfer (EFT) to your bank account or by check.

D. Bank Information - If you have elected any options that involve transactions between your bank account and your fund account or have elected cash distribution options and would like the payments sent to your bank account, please tape a preprinted, voided check of the account you wish to use to this section of the application.

E. Third Party Payment Details - If you have chosen cash distributions and/or a Systematic Withdrawal Plan and would like the payments sent to a person and/or address other than those provided in section 1 or 2, complete this option. Medallion Signature Guarantee is required if your account is not maintained by a broker dealer.

F. Reduced Charges (Class A only) - Complete if you would like to link fund accounts that have combined balances that might exceed $100,000 so that future purchases will receive discounts. Complete if you intend to purchase over $100,000 within 13 months.

Section 5 Shareholder Authorization (Required)

All owners must sign. If it is a custodial, corporate, or trust account, the custodian, an authorized officer, or the trustee respectively must sign.

If We Can Assist You In Any Way, Please Do Not Hesitate To Call Us At: (800) 221-5672

Or Visit Our Website At: www.alliancecapital.com

================================================================================
                       For Literature Call: (800) 227-4618
================================================================================

The Alliance Bond Funds Subscription Application

================================================================================
      1. Your Account Registration (Please Print in Capital Letters and Mark Check Boxes Where Applicable)
================================================================================

|_| Individual Account { |_| Male  |_| Female } - or - |_| Joint Account - or -

|_| Transfer On Death { |_| Male |_| Female } - or - |_| Gift/Transfer to a
                                                         Minor

o For TOD accounts, please check
  Individual or Joint Account and attach additional sheet of paper if necessary

|_||_||_||_||_||_||_||_||_||_|      |_|   |_||_||_||_||_||_||_||_||_||_|
Owner or Custodian (First Name)     (MI)  (Last Name)

|_||_||_||_||_||_||_||_||_||_|      |_|   |_||_||_||_||_||_||_||_||_||_|
(First Name) Joint Owner*,          (MI)  (Last Name)
Transfer On Death Beneficiary
or Minor

|_||_||_| - |_||_| - |_||_||_||_|                    If Uniform Gift/Transfer to
Social Security Number of Owner                      Minor Account:
or Minor (required to open account)                  |_||_| Minor's State of
                                                            Residence

If Joint Tenants Account: * The Account
will be registered "Joint Tenants with
right of Survivorship" unless you indicate otherwise below:

|_| In Common |_| By Entirety |_| Community Property

|_| Trust - or - |_| Corporation - or - |_| Other______________________________

|_||_||_||_||_||_||_||_||_||_|      |_|   |_||_||_||_||_||_||_||_||_||_|
Name of Trustee if applicable       (MI)  (Last Name)
(First Name)

|_||_||_||_||_||_||_||_||_||_||_||_||_||_||_||_||_||_||_||_||_||_||_||_|
Name of Trust or Corporation or Other Entity

|_||_||_||_||_||_||_||_||_||_||_||_||_||_||_||_||_||_||_||_||_||_||_||_|
Name of Trust or Corporation or Other Entity continued

|_||_||_||_||_||_||_||_|       |_||_||_||_||_||_||_||_||_|
Trust Dated (MM,DD,YYYY)       Tax ID Number (required to open account)

                               |_| Employer ID Number - OR - |_| Social Security
                                                                 Number

================================================================================
      2. Your Address
================================================================================

|_||_||_||_||_||_||_|   |_||_||_||_||_||_||_||_||_||_||_||_||_||_||_||_||_|
Street Number           Street Name

|_||_||_||_||_||_||_||_||_||_||_||_|      |_||_|      |_||_||_||_||_|
City                                      State       Zip code

|_||_||_||_||_||_||_||_||_|   |_||_||_| - |_||_||_| - |_||_||_||_|
If Non-U.S., Specify Country  Daytime Phone Number

|_| U.S. Citizen |_| Resident Alien |_| Non-Resident Alien

                                        ----------------------------------------

                                        ----------------------------------------
                                        e-mail address

================================================================================
      3. Your Initial Investment  The minimum investment is $250 per fund.
                                  The maximum investment in Class B is $250,000; Class C is $1,000,000.
================================================================================

I hereby subscribe for shares of the following Alliance Bond Fund(s) and elect distribution options as indicated.

                                          Dividend and Capital Gain Distribution
                                          Options:

                                          R Reinvest distributions into my fund
                                            account.
--------------------------------------
Broker/Dealer Use Only: Wire Confirm #    C Send my distributions in cash to the
                                            address I have provided in Section
|_||_||_||_||_||_||_||_|                    2. (Complete Section 4D for direct
--------------------------------------      deposit to your bank account.
                                            Complete Section 4E for payment to a
                                            third party)

                                          D Direct my distributions to another
                                            Alliance fund. Complete the
                                            appropriate portion of Section 4A to
                                            direct your distributions (dividends
                                            and capital gains) to another
                                            Alliance Fund (the $250 minimum
                                            investment requirement applies to
                                            Funds into which distributions are
                                            directed.


----------- --------------    ----------------------  --------------------------
                                                        Distributions Options
                                                              *Check One*
            Indicate three                            --------------------------
              digit Fund                              ---------   --------------
            number located    Indicate Dollar Amount  Dividends   Capital Gains
Make all        below                                  R  C  D       R  C  D
checks      --------------    ----------------------  ---------   --------------
payable to:   |_||_||_|       $_____________________  |R||C||D|     |R||C||D|
Alliance      |_||_||_|       $_____________________  |R||C||D|     |R||C||D|
Funds         |_||_||_|       $_____________________  |R||C||D|     |R||C||D|
Personal                      $_____________________  |R||C||D|     |R||C||D|
checks
drawn on
your bank
account and
payable to
Alliance
Funds are
our
preferred
method of
payment.
Cash not
accepted.
The
acceptance
of any
payment is
at the
discretion
of Alliance
Global Investor
Services
and is
subject to
review and
return.



-------------------------
   Total Investment           $_____________________
-------------------------

================================================================================
Alliance Bond Fund Names and Numbers
================================================================================

For checkwriting privileges, please send the enclosed signature card with your application. Checkwriting is offered on Class A and Class C shares only, and is not offered on Corporate Bond Portfolio and High Yield Fund. A Medallion Signature Guarantee is required if your account is not maintained by a broker/dealer. For Class C shares, checkwriting may result in the imposition of a contingent deferred sales charge against your account. The minimum amount for checkwriting is $500.

                                                         ------------   -------------------    ------------
                                                           Initial      Contingent Deferred     Asset-Based
                                                         Sales Charge       Sales Charge       Sales Charge
                                                              A                  B                   C
                                                         ------------   -------------------    ------------
-------------------
     Investment    U.S. Government Portfolio                  46                 76                  346
       Grade       ----------------------------------------------------------------------------------------
                   Quality Bond Portfolio                    104                204                  304
-------------------
-------------------
   Corporate Bond  Corporate Bond Portfolio                   95                295                  395
        Fund       ----------------------------------------------------------------------------------------
                   High Yield Fund                           103                203                  303
                   ----------------------------------------------------------------------------------------
-------------------
 Multi-Sector Fund Global Strategic Income Trust             124                224                  324
                   ----------------------------------------------------------------------------------------
-------------------
-------------------
                   ----------------------------------------------------------------------------------------
     Global Bond   North American Government Income Trust     55                 56                  355
                   ----------------------------------------------------------------------------------------
        Funds      Global Dollar Government Fund             166                266                  366
                   ----------------------------------------------------------------------------------------
                   Multi-Market Strategy Trust                22                 23                  322
                   ----------------------------------------------------------------------------------------
-------------------

================================================================================
      4. Your Shareholder Options
================================================================================

A. Automatic Investment Plans (AIP) - Periodic Purchases

Withdraw From My Bank Account Via EFT*

I authorize Alliance to draw on my bank account for investment in my fund account(s) as indicated below (Complete Section 4D also for the bank account you wish to use).

     1- |_||_||_|      |_||_||_||_|            |_||_|,|_||_||_|.00    |_|
        Fund Number    Beginning Date (MM,DD)  Amount ($25 minimum)   Frequency

     2- |_||_||_|      |_||_||_||_|            |_||_|,|_||_||_|.00    |_|
        Fund Number    Beginning Date (MM,DD)  Amount ($25 minimum)   Frequency

     3- |_||_||_|      |_||_||_||_|            |_||_|,|_||_||_|.00    |_|
        Fund Number    Beginning Date (MM,DD)  Amount ($25 minimum)   Frequency

                                  Frequency:
                                  M = monthly
                                  Q = quarterly
                                  A = annually

     * Electronic Funds Transfer. Your bank must be a member of the National Automated Clearing House Association (NACHA)

|_|  Direct My Distributions

     As indicated in Section 3, I would like my dividends and/or capital gains directed to the same class of shares of another Alliance Fund.

     FROM:   |_||_||_|                |_||_||_||_||_||_||_||_||_|  -   |_|
             Fund Class Number        Account Number (If existing)

     TO:     |_||_||_|                |_||_||_||_||_||_||_||_||_|  -   |_|
             Fund Number              Account Number (If existing)

|_|  Exchange My Shares Monthly

     I authorize Alliance to transact monthly exchanges, within the same class of shares, between my fund accounts as listed below.

     FROM:   |_||_||_|                |_||_||_||_||_||_||_||_||_|  -   |_|
             Fund Number              Account Number (If existing)

             |_||_|,|_||_||_|.00    |_||_|
             Amount ($25 minimum)   Day of Exchange**

     TO:     |_||_||_|                |_||_||_||_||_||_||_||_||_|  -   |_|
             Fund Number              Account Number (If existing)

     ** Shares exchanged will be redeemed at the net asset value on the "Day of Exchange" (If the "Day of Exchange" is not a fund business day, the exchange transaction will be processed on the next fund business day). The exchange privilege is not available if stock certificates have been issued.

B. Purchases and Redemptions Via EFT


      You can call our toll-free number 1-800-221-5672 and instruct Alliance Global Investor Services, Inc. in a recorded conversation to purchase, redeem or exchange shares for your account. Purchase and redemption requests will be processed via electronic funds transfer (EFT) to and from your bank account.


Instructions:

      > Review the information in the Prospectus about telephone transaction services.

      > If you select the telephone purchase or redemption privilege, you must write "VOID" across the face of a check from the bank account you wish to use and attach it to Section 4D of this application.

Purchases and Redemptions via EFT


      I hereby authorize Alliance Global Investor Services, Inc. to effect the purchase and/or redemption of Fund shares for my account according to my telephone instructions or telephone instructions from my Broker/Agent, and to withdraw money or credit money for such shares via EFT from the bank account I have selected. The maximum redemption amount is $100,000 per day.


================================================================================
      For shares recently purchased by check or electronic funds transfer, redemption proceeds will not be made available until the Fund is reasonably assured the check or electronic funds transfer has been collected, normally for 15 calendar days after the purchase date.
================================================================================

================================================================================
      4. Your Shareholder Options (CONTINUED)
================================================================================

C. Systematic Withdrawal Plans (SWP) - Periodic Redemptions

      In order to establish a SWP, you must reinvest all dividends and capital gains.

|_| I authorize Alliance to transact periodic redemptions from my fund account and send the proceeds to me as indicated below.

     1- |_||_||_|       |_||_||_||_|            |_||_|,|_||_||_|.00    |_|
        Fund Number     Beginning Date (MM,DD)  Amount ($25 minimum)   Frequency

     2- |_||_||_|       |_||_||_||_|            |_||_|,|_||_||_|.00    |_|
        Fund Number     Beginning Date (MM,DD)  Amount ($25 minimum)   Frequency

     3- |_||_||_|       |_||_||_||_|            |_||_|,|_||_||_|.00    |_|
        Fund Number     Beginning Date (MM,DD)  Amount ($25 minimum)   Frequency

                                  Frequency:
                                  M = monthly
                                  Q = quarterly
                                  A = annually

Please send my SWP proceeds to:

|_|   My Address of Record (via check)

|_| The Payee and address specified in Section 4E (via check) (Medallion Signature Guarantee required)

|_| My checking account-via EFT (complete Section 4D) Your bank must be a member of the National Automated Clearing House Association (NACHA) in order for you to receive SWP proceeds directly into your bank account. Otherwise payment will be made by check

D. Bank Information This bank account information will be used for:

      |_|   Distributions (Section 3)     |_|   Telephone Transactions
                                                (Section 4B)

      |_|   Automatic Investments         |_|   Withdrawals (Section 4C)
            (Section 4A)

================================================================================
      Please Tape a Pre-printed Voided Check Here*
================================================================================

                       [GRAPHIC OF VOIDED CHECK OMITTED]

* The above services cannot be established without a pre-printed voided check.

For EFT transactions, the fund requires signatures of bank account owners exactly as they appear on bank records. If the registration at the bank differs from that on the Alliance mutual fund, all parties must sign in Section 5.

|_||_||_||_||_||_||_||_||_|         |_||_||_||_||_||_||_||_||_||_||_||_||_|
Your Bank's ABA Routing Number      Your Bank Account Number

|_|   Checking Account  |_|   Savings Account

================================================================================
      4. Your Shareholder Options (CONTINUED)
================================================================================

E. Third Party Payment Details Your signature(s) in Section 5 must be Medallion Signature Guaranteed if your account is not maintained by a broker/dealer. This third party payee information will be used for:

                  |_|   Distributions (Section 3)     |_|   Systematic
                                                            Withdrawals
                                                            (Section 4C)

|_||_||_||_||_||_||_||_||_||_|  |_|   |_||_||_||_||_||_||_||_||_||_|
Name (First Name)               (MI)  (Last Name)

|_||_||_||_||_||_||_|   |_||_||_||_||_||_||_||_||_||_||_||_||_||_||_||_||_|
Street Number           Street Name

|_||_||_||_||_||_||_||_||_||_||_||_|      |_||_|      |_||_||_||_||_|
City                                      State       Zip code

F. Reduced Charges (Class A only) If you, your spouse or minor children own shares in other Alliance funds, you may be eligible for a reduced sales charge. Please complete the Right of Accumulation section or the Statement of Intent section.

       |_| A. Right of Accumulation

           Please link the tax identification numbers or account numbers listed below for Right of Accumulation privileges, so that this and future purchases will receive any discount for which they are eligible.

________________________   ________________________   ________________________
Tax ID or Account Number   Tax ID or Account Number   Tax ID or Account Number

       |_| B. Statement of Intent

           I want to reduce my sales charge by agreeing to invest the following amount over a 13-month period.

           |_| $100,000   |_| $250,000   |_| $500,000   |_| $1,000,000

           If the full amount indicated is not purchased within 13 months, I understand that an additional sales charge must be paid from my account.

================================================================================
      Dealer/Agent Authorization - For selected Dealers or Agents ONLY.
================================================================================


We hereby authorize Alliance Global Investor Services, Inc. to act as our agent in connection with transactions under this authorization form; and we guarantee the signature(s) set forth in Section 5, as well as the legal capacity of the shareholder.


 _________________________________     ____________________________
|                                 |   |                            |
|_________________________________|   |____________________________|
Dealer/Agent Firm                     Authorized Signature

 ____________________________    _     ____________________________
|                            |  | |   |                            |
|____________________________|  |_|   |____________________________|
Representative First Name       MI    Last Name

 _________________________________     ____________________________
|                                 |   |                            |
|_________________________________|   |____________________________|
Dealer/Agent Firm Number              Representative Number

 _________________________________     ____________________________
|                                 |   |                            |
|_________________________________|   |____________________________|
Branch Number                         Branch Telephone Number

 __________________________________________________________________
|                                                                  |
|__________________________________________________________________|
Branch Office Address

 _________________________________     _  _   _____________________
|                                 |   | || | |                     |
|_________________________________|   |_||_| |_____________________|
City                                  State  Zip Code

================================================================================
      5. Shareholder Authorization -- This section MUST be completed
================================================================================

      Telephone Exchanges and Redemptions by Check


      Unless I have checked one or both boxes below, these privileges will automatically apply, and by signing this application, I hereby authorize Alliance Global Investor Services, Inc. to act on my telephone instructions, or on telephone instructions from any person representing himself to be an authorized employee of an investment dealer or agent requesting a redemption or exchange on my behalf. (NOTE: Telephone exchanges may only be processed between accounts that have identical registrations.)Telephone redemption checks will only be mailed to the name and address of record; and the address must not have changed within the last 30 days. The maximum telephone redemption amount is $50,000.


            |_| I do not elect the telephone exchange service

            |_| I do not elect the telephone redemption by check service


      By selecting any of the above telephone privileges, I agree that neither the Fund nor Alliance, Alliance Fund Distributors, Inc., Alliance Global Investor Services, Inc. or other Fund Agent will be liable for any loss, injury,damage or expense as a result of acting upon telephone instructions purporting to be on my behalf, that the Fund reasonably believes to be genuine, and that neither the Fund nor any such party will be responsible for the authenticity of such telephone instructions. I understand that any or all of these privileges may be discontinued by me or the Fund at any time. I understand and agree that the Fund reserves the right to refuse any telephone instructions and that my investment dealer or agent reserves the right to refuse to issue any telephone instructions I may request.


      For non-residents only: Under penalties of perjury, I certify that to the best of my knowledge and belief, I qualify as a foreign person as indicated in Section 2.

      I am of legal age and capacity and have received and read the Prospectus and agree to its terms.


     I certify under penalty of perjury that: (1) the number shown in Section
     1 of this application is my correct taxpayer identification number, (or I am waiting for a number to be issued to me), and (2) I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding, and (3) I am a U.S. person (including a U.S. resident alien). (Cross out item 2 above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return).


      The Internal Revenue Service does not require your consent to any provision of this document other than the certification required to avoid backup withholding.

 _______________________________________________________     ______
|                                                       |   |      |
|_______________________________________________________|   |______|
Signature                                                   Date

 _______________________________________________________     ______
|                                                       |   |      |
|_______________________________________________________|   |______|
Signature                                                   Date


__________________________________________
Medallion Signature Guarantee required if completing Section 4E and your mutual fund is not maintained by a broker dealer

                                            Alliance Capital [LOGO](R)
                                            The Investment Professional's Choice

================================================================================
Signature Card
================================================================================

                                            Alliance Capital [LOGO](R)
                                            The Investment Professional's Choice

Medallion Signature Guarantee (see reverse)
                                                                ----------------
Dealer/Bank Name:......................................           *Information
                                                                  Necessary to
Fund Acct. No.:*.......................................         Complete Request
                                                                ----------------

Fund Name:*............................................

Account Name(s) as Registered:

 ................................................................................

 ................................................................................

Shareholder Address:

 ................................................................................

 ................................................................................

Social Security or Tax Identification Number:*

 ................................................................................

Authorized Signatures: (ALL ACCOUNT OWNERS MUST SIGN)

1...............................................................................

2...............................................................................

3...............................................................................

Joint Accounts check one:     |_| Either owner is authorized to sign Redemption
                                  Checks

                              |_| All owners are required to sign Redemption
                                  Checks

                              (If no box is checked, only one signature will be required.)

Checkbooks are not transferable to other accounts. If you change account numbers, change funds or change of ownership you must reapply for check-writing.

STATE STREET BANK AND TRUST COMPANY       Subject to conditions on reverse side.

================================================================================
Signature Card
================================================================================

The payment of funds is authorized by the signature(s) appearing on the reverse side. Each signatory guarantees the genuineness of the other signatures.

State Street Bank and Trust Company (the "Bank") is hereby appointed agent by the person(s) signing this card (the "Depositor(s)") and, as agent, is authorized and directed, upon presentment of checks to the Bank.

      (1) if pertaining to an Alliance deposit account (the "Account") - to direct Alliance, which as the Depositor's agent and nominee maintains such Account on the Depositor's behalf at one or more depository institutions, to withdraw funds from the Account in the amounts of such checks for deposit in this checking account. Alliance hereby appointed the Depositor's agent and, where appropriate, messenger for the purpose of effecting such withdrawals.

      (2) if pertaining to an Alliance Mutual Fund (the "Fund") - to transmit such checks to the Fund or its transfer agent as requests to redeem shares registered in the name of the Depositor(s) in the amounts of such checks for deposit in this checking account.

This checking arrangement is subject to the applicable terms and restrictions, including charges, set forth in the current Prospectus or Statement of Additional Information for each Alliance mutual fund or deposit account as to which the Depositor has arranged to redeem shares or withdraw funds by checkwriting. The Bank is further authorized to effect withdrawals or redemptions to defray the Bank's charges relating to this checking arrangement. The Depositor(s) agrees that he shall be subject to the rules and regulations of the Bank pertaining to this checking arrangement as amended from time to time, that the Bank has the right not to honor checks which do not meet the Bank's normal standards for checks presented to it, that the Bank and Alliance have the right to change, modify or terminate this checkwriting service at any time; and that the Bank shall be liable only for its own negligence.

Medallion Signature Guarantee - Signatures must be guaranteed by an institution that is an "eligible guarantor" as defined in Rule 17 Ad-15 of the Securities Exchange Act of 1934. This would include such institutions such as banks and brokerage firms.

Send this card with any necessary authorizing documentation to:


Alliance Global Investor Services, Inc.
Attn: Checkwriting Department
P.O. Box 786003
San Antonio, TX 78278-6003

[LOGO]                            ALLIANCE NORTH AMERICAN
                                  GOVERNMENT INCOME TRUST, INC.
________________________________________________________________

c/o Alliance Global Investor Services, Inc.
Box 1520, Secaucus, New Jersey  07096-1520
Toll Free (800) 221-5672
For Literature:  Toll Free (800) 227-4618

_________________________________________________________________

               STATEMENT OF ADDITIONAL INFORMATION
                          March 1, 2001

_________________________________________________________________


This Statement of Additional Information is not a prospectus but supplements and should be read in conjunction with the Prospectus, dated March 1, 2001, for Alliance North American Government Income Trust, Inc. (the "Fund") that offers Class A, Class B and Class C shares of the Fund, and if the Fund begins to offer Advisor Class shares, the Prospectus that offers the Advisor Class shares of the Fund (the "Advisor Class Prospectus" and, together with any Prospectus that offers the Class A, Class B and Class C shares, the "Prospectus(es)"). The Fund currently does not offer Advisor Class Shares. Copies of the Prospectus(es) of the Fund may be obtained by contacting Alliance Global Investor Services, Inc. at the address or the "For Literature" telephone number shown above.


                        TABLE OF CONTENTS
                                                          PAGE

Description of the Fund...............................
Additional Information About Canada, the United
  Mexican States and the Republic of Argentina........
Management of the Fund................................
Expenses of the Fund..................................
Purchase of Shares....................................
Redemption and Repurchase of Shares...................
Shareholder Services..................................
Net Asset Value.......................................
Dividends, Distributions and Taxes....................
Portfolio Transactions................................
General Information...................................
Report of Independent Auditors and Financial
  Statements..........................................
Appendix A (Bond Ratings).............................    A-1

Appendix B (Obligations of U.S. Government
  Agencies or Instrumentalities)......................    B-1
Appendix C (Futures Contracts and Options on
  Futures Contracts and Foreign Currencies)...........    C-1
Appendix D (Certain Employee Benefit Plans)...........    D-1
__________
(R): This registered service mark used under license from the owner, Alliance Capital Management L.P.

_________________________________________________________________

                     DESCRIPTION OF THE FUND
_________________________________________________________________

         Alliance North American Government Income Trust, Inc. (the "Fund") is a non-diversified, open-end investment company. Except as otherwise indicated, the investment policies of the Fund are not designated "fundamental policies" and may, therefore, be changed by the Fund's Board of Directors without a shareholder vote. However, the Fund will not change its investment policies without contemporaneous written notice to its shareholders. The Fund's investment objective may not be changed without shareholder approval. There can be, of course, no assurance that the Fund will achieve its investment objective.

INVESTMENT OBJECTIVE

         The Fund seeks the highest level of current income, consistent with what Alliance Capital Management L.P., the Fund's investment adviser (the "Adviser" or "Alliance"), considers to be prudent investment risk, that is available from a portfolio of debt securities issued or guaranteed by the governments of the United States, Canada and Mexico, their political subdivisions (including Canadian Provinces but excluding States of the United States), agencies, instrumentalities or authorities ("Government Securities"). The Fund seeks high current yields by investing in Government Securities denominated in the U.S. Dollar, the Canadian Dollar and the Mexican Peso (including the Mexican New
Peso). Normally, the Fund expects to maintain at least 25% of its assets in securities denominated in the U.S. Dollar. The Fund is permitted to utilize certain other investment techniques, including options and futures.

         The Adviser believes that the increasingly integrated economic relationship among the United States, Canada and Mexico, characterized by the reduction and projected elimination of most barriers to free trade among the three nations and the growing coordination of their fiscal and monetary policies, will over the long term benefit the economic performance of all three countries and promote greater correlation of currency fluctuation among the U.S. and Canadian Dollars and the Mexican Peso notwithstanding the recent economic crisis and Peso devaluation in Mexico. See "Additional Information About Canada, the United Mexican States and the Republic of Argentina--Additional Information about the United Mexican States."

HOW THE FUND PURSUES ITS OBJECTIVE

         The Fund may invest its assets in Government Securities considered investment grade or higher (i.e., securities rated at least BBB by Standard & Poor's Ratings Services ("S&P"), or Fitch, Inc. ("Fitch") or at least Baa by Moody's Investors Service, Inc. ("Moody's") or, if not so rated, of equivalent investment quality as determined by the Adviser.


         See "Additional Investment Considerations--Securities
Ratings," below.  For a description of bond ratings, see
Appendix A.

         The Adviser will actively manage the Fund's assets in relation to market conditions and general economic conditions in the United States, Canada and Mexico and elsewhere, and will adjust the Fund's investments in Government Securities based on its perception of which Government Securities will best enable the Fund to achieve its investment objective of seeking the highest level of current income, consistent with what the Adviser considers to be a prudent investment risk. In this regard, subject to the limitations described above, the percentage of assets invested in a particular country or denominated in a particular currency will vary in accordance with the Adviser's assessment of the relative yield and appreciation potential of such securities and the relationship of the country's currency to the U.S. Dollar.

         The Fund will invest at least, and normally substantially more than, 65% of its total assets in Government Securities. To the extent that its assets are not invested in Government Securities, however, the Fund may invest the balance of its total assets in debt securities issued by the governments of countries located in Central and South America or any of their political subdivisions, agencies, instrumentalities or authorities, provided that such securities are denominated in their local currencies and are rated investment grade or, if not so rated, are of equivalent investment quality as determined by the Adviser. The Fund will not invest more than 10% of its total assets in debt securities issued by the governmental entities of any one such country, except that the Fund may invest up to 25% of its total assets in debt securities issued by governmental entities of Argentina ("Argentine Government Securities"). Under normal market conditions, the Fund will invest at least 65% of its total assets in income-producing securities (including zero coupon securities and other discount obligations).

         The following investment policies and restrictions supplement, and should be read in conjunction with, the information set forth in the Fund's Prospectus under the heading

"Description of the Fund." The Fund's investment policies are not designated "fundamental policies" within the meaning of the Investment Company Act of 1940 (the "1940 Act") and may be changed by the Fund's Board of Directors without shareholder approval. However, the Fund will not change its investment policies without contemporaneous written notice to shareholders.

         U.S. GOVERNMENT SECURITIES. Securities issued or guaranteed by the United States Government, its agencies or instrumentalities include: (i) U.S. Treasury obligations, which differ only in their interest rates, maturities and times of issuance: U.S. Treasury bills (maturity of one year or less), U.S. Treasury notes (maturities of one to 10 years), and U.S. Treasury bonds (generally maturities of greater than 10 years), all of which are backed by the full faith and credit of the United States, and (ii) obligations issued or guaranteed by U.S. Government agencies or instrumentalities, including government guaranteed mortgage-related securities. Some such obligations are backed by the full faith and credit of the U.S. Treasury, e.g., direct pass-through certificates of the Government National Mortgage Association ("GNMA"); some are supported by the right of the issuer to borrow from the U.S. Government, e.g., obligations of Federal Home Loan Banks; and some are backed only by the credit of the issuer itself, e.g., obligations of the Student Loan Marketing Association.

         U.S. Government Securities do not generally involve the credit risks associated with other types of interest bearing securities, although, as a result, the yields available from U.S. Government Securities are generally lower than the yields available from other interest bearing securities. Like other fixed-income securities, however, the values of U.S. Government Securities change as interest rates fluctuate.

         Guarantees of securities by the U.S. Government or its agencies or instrumentalities guarantee only the payment of principal and interest on the securities, and do not guarantee the securities' yield or value or the yield or value of the shares of the Fund that holds the securities.

         U.S. Government securities are considered among the safest of fixed-income investments. As a result, however, their yields are generally lower than the yields available from other fixed-income securities.

         See Appendix B for a general description of obligations issued or guaranteed by U.S. Government agencies or instrumentalities.

         U.S. GOVERNMENT GUARANTEED MORTGAGE-RELATED SECURITIES-- GENERAL. Mortgages backing the U.S. Government guaranteed mortgage-related securities purchased by the Fund include, among others, conventional thirty-year fixed-rate mortgages, graduated payment mortgages, fifteen year mortgages and adjustable rate mortgages. All of these mortgages can be used to create pass-through securities. A pass-through security is formed when mortgages are pooled together and undivided interests in the pool or pools are sold. The cash flow from the mortgages is passed through to the holders of the securities in the form of periodic payments of interest, principal and prepayments (net of a service fee). Prepayments occur when the holder of an individual mortgage prepays the remaining principal before the mortgage's scheduled maturity date. As a result of the pass-through of prepayments of principal on the underlying securities, mortgage-backed securities are often subject to more rapid prepayment of principal than their stated maturity would indicate. Because the prepayment characteristics of the underlying mortgages vary, it is not possible to predict accurately the realized yield or average life of a particular issue of pass-through certificates. Prepayment rates are important because of their effect on the yield and price of the securities. Accelerated prepayments adversely impact yields for pass-throughs purchased at a premium (i.e., a price in excess of principal amount) and may involve additional risk of loss of principal because the premium may not have been fully amortized at the time the obligation is repaid. The opposite is true for pass-throughs purchased at a discount. The Fund may purchase mortgage-related securities at a premium or at a discount. Principal and interest payments on the mortgage-related securities are government guaranteed to the extent described below. Such guarantees do not extend to the value or yield of the mortgage-related securities themselves or of the Fund's shares of common stock.

         GNMA CERTIFICATES. Certificates of the Government National Mortgage Association ("GNMA Certificates") are mortgage-backed securities, which evidence an undivided interest in a pool or pools of mortgages. GNMA certificates that the Fund purchases are the "modified pass-through" type, which entitle the holder to receive timely payment of all interest and principal payments due on the mortgage pool, net of fees paid to the "issuer" and GNMA, regardless of whether or not the mortgagor actually makes the payment.

         The National Housing Act authorizes GNMA to guarantee the timely payment of principal and interest on securities backed by a pool of mortgages insured by the Federal Housing Administration ("FHA") or guaranteed by the Veterans Administration ("VA"). The GNMA guarantee is backed by the full faith and credit of the United States. The GNMA is also empowered to borrow without limitation from the U.S. Treasury if necessary to make any payments required under its guarantee.

         The average life of a GNMA Certificate is likely to be substantially shorter than the original maturity of the mortgages underlying the securities. Prepayments of principal by mortgagors and mortgage foreclosures will usually result in the return of the greater part of principal investment long before the maturity of the mortgages in the pool. Foreclosures impose no risk to principal investment because of the GNMA guarantee, except to the extent that the Fund has purchased the certificates above par in the secondary market.

         FHLMC SECURITIES.  The Federal Home Loan Mortgage
Corporation ("FHLMC") was created in 1970 through enactment of Title III of the Emergency Home Finance Act of 1970. Its purpose is to promote development of a nationwide secondary market in conventional residential mortgages.

         FHLMC issues two types of mortgage pass-through securities ("FHLMC Certificates"), mortgage participation certificates ("PCs") and guaranteed mortgage certificates
("GMCs"). PCs resemble GNMA Certificates in that each PC represents a pro-rata share of all interest and principal payments made and owed on the underlying pool. FHLMC guarantees timely monthly payment of interest on PCs and the ultimate payment of principal.

         GMCs also represent a pro-rata interest in a pool of mortgages. However, these instruments pay interest semi-annually and return principal once a year in guaranteed minimum payments. The expected average life of these securities is approximately ten years. The FHLMC guarantee is not backed by the full faith and credit of the United States.

         FNMA SECURITIES.  The Federal National Mortgage
Association ("FNMA") was established in 1938 to create a secondary market in mortgages insured by the FHA.

         FNMA issues guaranteed mortgage pass-through certificates ("FNMA Certificates"). FNMA Certificates resemble GNMA Certificates in that each FNMA Certificate represents a pro-rata share of all interest and principal payments made and owed on the underlying pool. FNMA guarantees timely payment of interest and principal on FNMA Certificates. The FNMA guarantee is not backed by the full faith and credit of the United States.

         ZERO COUPON TREASURY SECURITIES. U.S. Government Securities in which the Fund may invest also include "zero coupon" Treasury securities, which are U.S. Treasury bills which are issued without interest coupons, U.S. Treasury notes and bonds which have been stripped of their unmatured interest coupons, and receipts or certificates representing interests in such stripped debt obligations and coupons. A zero coupon security pays no interest to its holder during its life. Its value to an investor consists of the difference between its face value at the time of maturity and the price for which it was acquired, which is generally an amount significantly less than its face value. Accordingly, such securities usually trade at a deep discount from their face or par value and will be subject to greater fluctuations of market value in response to changing interest rates than debt obligations of comparable maturities which make current distributions of interest. On the other hand, because there are no periodic interest payments to be reinvested prior to maturity, zero coupon securities eliminate reinvestment risk and lock in a rate of return to maturity.

         Current federal tax law requires that a holder (such as the Fund) of a zero coupon security accrue a portion of the discount at which the security was purchased as income each year even though the Fund receives no interest payment in cash on the security during the year. For a discussion of the tax treatment of "zero coupon" Treasury securities see "Taxation--Zero Coupon Securities." Currently the only U.S. Treasury security issued without coupons is the Treasury bill. Although the U.S. Treasury does not itself issue Treasury notes and bonds without coupons, under the U.S. Treasury STRIPS program interest and principal payments on certain long-term treasury securities may be maintained separately in the Federal Reserve book entry system and may be separately traded and owned. In addition, in the last few years a number of banks and brokerage firms have separated ("stripped") the principal portions ("corpus") from the coupon portions of the U.S. Treasury bonds and notes and sold them separately in the form of receipts or certificates representing undivided interests in these instruments (which instruments are generally held by a bank in a custodial or trust account). Established trading markets have not yet developed for these securities and, accordingly, these securities may be illiquid. The staff of the Securities and Exchange Commission (the "Commission") has indicated that, in its view, these receipts or certificates should be considered as securities issued by the bank or brokerage firm involved and, therefore, should not be included in the Fund's categorization of U.S. Government Securities. The Fund disagrees with the staff's interpretation but has undertaken that it will not invest in such securities until final resolution of the issue. If such securities are deemed to be U.S. Government Securities the Fund will not be subject to any limitations on their purchase.

         CANADIAN GOVERNMENT SECURITIES. Canadian Government Securities include the sovereign debt of Canada or any of its Provinces (Alberta, British Columbia, Manitoba, New Brunswick, Newfoundland, Nova Scotia, Ontario, Prince Edward Island, Quebec and Saskatchewan). Canadian Government Securities in which the Fund may invest include government of Canada bonds and government of Canada Treasury bills. The Bank of Canada, acting on behalf of the federal government, is responsible for the distribution of these bonds and Treasury bills. The Bank of Canada offers new issues, as approved by the Government, to specific investment dealers and banks. Government of Canada Treasury bills are debt obligations with maturities of less than one year. A new issue of Government of Canada bonds frequently consists of several different bonds with various maturity dates representing different segments of the yield curve with maturities ranging from one to 25 years. The Bank of Canada usually purchases a pre-determined amount of each issue.

         All Canadian Provinces have outstanding bond issues and several Provinces also guarantee bond issues of Provincial authorities, agents and Crown corporations. Each new issue yield is based upon a spread from an outstanding Government of Canada issue of comparable term and coupon. Spreads in the marketplace are determined by various factors, including the relative supply and the rating assigned by the rating agencies.

         Many Canadian municipalities, municipal financial authorities and Crown corporations raise funds through the bond market in order to finance capital expenditures. Unlike U.S. municipal securities, which have special tax status, Canadian municipal securities have the same tax status as other Canadian Government Securities and trade similarly to such securities. The Canadian municipal market may be less liquid than the Provincial bond market.

         Canadian Government Securities in which the Fund may invest include a modified pass-through vehicle issued pursuant to the program (the "NHA MBS Program") established under the National Housing Act of Canada ("NHA"). Certificates issued pursuant to the NHA MBS Program ("NHA Mortgage-Related Securities") benefit from the guarantee of the Canada Mortgage and Housing Corporation ("CMHC"), a federal Crown corporation that is (except for certain limited purposes) an agency of the Government of Canada whose guarantee (similar to that of GNMA in the United States) is an unconditional obligation of the Government of Canada except as described below. The NHA currently provides that the aggregate principal amount of all issues of NHA Mortgage Related Securities in respect of which CMHC may give a guarantee must not exceed C$60 billion.

         NHA Mortgage-Related Securities are backed by a pool of insured mortgages that satisfy the requirements established by the NHA. Issuers that wish to issue NHA Mortgage-Related Securities must meet the status and other requirements of CMHC and submit the necessary documentation to become an "approved issuer". When an approved issuer wishes to issue NHA Mortgage Related Securities in respect of a particular pool of mortgages, it must seek the approval of CMHC. Such mortgages must, among other things, be first mortgages that are insured under the NHA, not be in default and provide for equal monthly payments throughout their respective terms.

         The mortgages in each NHA Mortgage-Related Securities pool are assigned to CMHC which, in turn, issues a guarantee of timely payment of principal and interest that is shown on the face of the certificates representing the NHA Mortgage-Related Securities (the "NHA MBS Certificates"). NHA Mortgage-Related Securities do not constitute any liability of, nor evidence any recourse against, the issuer of the NHA Mortgage-Related Securities, but in the event of any failure, delay or default under the terms of NHA MBS Certificates, the holder has recourse to CMHC in respect of its guarantee set out on the NHA MBS Certificates.

         In any legal action or proceeding or otherwise, CMHC has agreed not to contest or defend against a demand for the timely payment of the amount set forth and provided for in, and unpaid on, any duly and validly issued NHA MBS Certificate, provided that such payment is sought and claimed by or on behalf of a bona fide purchaser of and investor in such security, without actual notice at the time of the purchase of the basis or grounds for contesting or defending against that demand for timely payment.

         While most Canadian Mortgage-Related Securities are subject to voluntary prepayments, some pools are not and function more like a traditional bond. The typical maturity of Canadian Mortgage-Related Securities is five years as most Canadian residential mortgages provide for a five-year maturity with equal monthly blended payments of interest and principal based on a twenty-five year amortization schedule. Pursuant to recent changes adopted by CMHC, maturities of NHA Mortgaged-Related Securities may be as short as six months or as long as eighteen years.

         MEXICAN GOVERNMENT SECURITIES. The Fund may invest in Mexican Government Securities of investment grade quality. As of the date of this Statement of Additional Information, there are certain Mexican Government Securities denominated in the Mexican Peso that have been rated investment grade by either S&P or Moody's. These Mexican Government Securities are Cetes , rated A-2/positive by S&P, and Ajustabonos, Bondes and Udibonos, each rated BBB+/positive by S&P. The Adviser, however, believes that there are other Peso-denominated Mexican Government Securities that are of investment grade quality. Currently, Floating Rate Notes, rated BB/stable by S&P, is the only Mexican Government Security denominated in U.S. Dollars that is rated investment grade by S&P. If qualified investments of this nature appear in the future, the Fund will consider them for investment.

         Mexican Government Securities denominated and payable in the Mexican Peso include: (i) Cetes, which are book-entry securities sold directly by the Mexican government on a discount basis and with maturities that range from seven to 364 days;
(ii) Bondes, which are long-term development bonds issued directly by the Mexican government with a minimum term of 364 days; and (iii) Ajustabonos, which are adjustable bonds with a minimum three-year term issued directly by the Mexican government with the face amount adjusted each quarter by the quarterly inflation rate as of the end of the preceding month.

         ARGENTINE GOVERNMENT SECURITIES. The Fund may invest up to 25% of its total assets in Argentine Government Securities that are denominated and payable in the Argentine Peso.
Argentine Government Securities include: (i) Bono de Inversion y Crecimiento, which are investment and growth bonds issued directly by the Argentine government with maturities of ten years; (ii) Bono de Consolidacion Economica, which are economic consolidation bonds issued directly by the Argentine government with maturities of ten years and (iii) Bono de Credito a la Exportacion, which are export credit bonds issued directly by the Argentine government with maturities of four years. Although not all Argentine Government securities are rated investment grade quality by S&P, Moody's or Fitch, the Adviser believes that there are unrated Argentine Government securities that are of investment grade quality.


         GOVERNMENTAL OBLIGATIONS. The ability of governments to make timely payments on their obligations is likely to be influenced strongly by the issuer's balance of payments, including export performance, and its access to international credits and investments. To the extent that a country receives payment for its exports in currencies other than U.S. dollars, its ability to make debt payments denominated in U.S. dollars could be adversely affected. To the extent that a country develops a trade deficit, it will need to depend on continuing loans from foreign governments, multi-lateral organizations or private commercial banks, aid payments from foreign governments and on inflows of foreign investment. The access of a country to these forms of external funding may not be certain, and a withdrawal of external funding could adversely affect the capacity of a government to make payments on its obligations. In addition, the cost of servicing debt obligations can be affected by a change in international interest rates since the majority of these obligations carry interest rates that are adjusted periodically based upon international rates.

         GENERAL INFORMATION ABOUT CANADA. Canada consists of a federation of ten Provinces and three federal territories (which generally fall under federal authority) with a constitutional division of powers between the federal and Provincial governments. The Parliament of Canada has jurisdiction over all areas not assigned exclusively to the Provincial legislatures, and has jurisdiction over such matters as the federal public debt and property, the regulation of trade and commerce, currency and coinage, banks and banking, national defense, the postal services, navigation and shipping and unemployment insurance.

         The Canadian economy is based on the free enterprise system, with business organizations ranging from small owner-operated businesses to large multinational corporations. Manufacturing and resource industries are large contributors to the country's economic output, but as in many other highly developed countries, there has been a gradual shift from a largely goods-producing economy to a predominantly service-based one. Agriculture and other primary production play a small but key role in the economy. Canada is also an exporter of energy to the United States in the form of natural gas (of which Canada has substantial reserves) and hydroelectric power, and has significant mineral resources.

         Canadian Dollars are fully exchangeable into U.S. Dollars without foreign exchange controls or other legal restriction. Since the major developed-country currencies were permitted to float freely against one another, the range of fluctuation in the Canadian Dollar-U.S. Dollar exchange rate generally has been narrower than the range of fluctuation between the U.S. Dollar and most other major currencies. Since 1991, Canada generally has experienced a weakening of its currency.
The Canadian Dollar reached an all-time low of 1.5770 Canadian Dollars per U.S. Dollar on August 27, 1998. On February 1, 2001, the Canadian Dollar-U.S. Dollar exchange rate was 1.4937:1. The range of fluctuation that occurred in the past is not necessarily indicative of the range of fluctuation that will occur in the future. Future rates of exchange cannot be accurately predicted.

         GENERAL INFORMATION ABOUT THE UNITED MEXICAN STATES. The United Mexican States ("Mexico") is a nation formed by 31 states and a Federal District (Mexico City). The Political Constitution of Mexico, which took effect on May 1, 1917, established Mexico as a Federal Republic and provides for the separation of executive, legislative and judicial branches. The President and the members of the General Congress are elected by popular vote.

         Prior to 1994, when Mexico experienced an economic crisis that led to the devaluation of the Peso in December 1994, the Mexican economy experienced improvement in a number of areas, including growth in gross domestic product and a substantial reduction in the rate of inflation and in the public sector financial deficit. Much of the past improvement in the Mexican economy was due to a series of economic policy initiatives intended to modernize and reform the Mexican economy, control inflation, reduce the financial deficit, increase public revenues through the reform of the tax system, establish a competitive and stable currency exchange rate, liberalize trade restrictions and increase investment and productivity, while reducing the government's role in the economy. In this regard, the Mexican government launched a program for privatizing certain state owned enterprises, developing and modernizing the securities markets, increasing investment in the private sector and permitting increased levels of foreign investment.

         In 1994, Mexico faced internal and external conditions that resulted in an economic crisis that continues to affect the Mexican economy adversely. Growing trade and current account deficits, which could no longer be financed by inflows of foreign capital, were factors contributing to the crisis. A weakening economy and unsettling political and social developments caused investors to lose confidence in the Mexican economy. This resulted in a large decline in foreign reserves followed by a sharp and rapid devaluation of the Mexican Peso. The ensuing economic and financial crisis resulted in higher inflation and domestic interest rates, a contraction in real gross domestic product and a liquidity crisis.

         In response to the adverse economic conditions that developed at the end of 1994, the Mexican government instituted a new economic program; and the government and the business and labor sectors of the economy entered into a new accord in an effort to stabilize the economy and the financial markets. To help relieve Mexico's liquidity crisis and restore financial stability to Mexico's economy, the Mexican government also obtained financial assistance from the United States, other countries and certain international agencies conditioned upon the implementation and continuation of the economic reform program.

         In October 1995, and again in October 1996, the Mexican government announced new accords designed to encourage economic growth and reduce inflation. While it cannot be accurately predicted whether these accords will continue to achieve their objectives, the Mexican economy has stabilized since the economic crisis of 1994, and the high inflation and high interest rates that continued to be a factor after 1994 have subsided as well. After declining for five consecutive quarters beginning with the first quarter of 1995, Mexico's gross domestic product began to grow in the second quarter of 1996. That growth has been sustained, resulting in increases of 5.2%, 6.8%, 4.8% and 3.7% in 1996, 1997, 1998 and 1999, respectively. During the first, second and third quarters of 2000, the gross domestic product grew by an estimated 7.9%, 7.6% and 7.0%, respectively. In addition, inflation dropped from a 52% annual rate in 1995 to a 9.5% annual rate in 2000. Mexico's economy is influenced by international economic conditions, particularly those in the United States, and by world prices for oil and other commodities. The recovery of the economy will require continued economic and fiscal discipline as well as stable political and social conditions. In addition, there is no assurance that Mexico's economic policy initiatives will be successful or that the new President, who took office on December 1, 2000, and succeeding administrations will continue these initiatives.


         Under economic policy initiatives implemented on and after December 1987, the Mexican government introduced a series of schedules allowing for the gradual devaluation of the Mexican Peso against the U.S. Dollar. These gradual devaluations continued until December 1994. On December 22, 1994, the Mexican government announced that it would permit the Peso to float freely against other currencies, resulting in a precipitous decline against the U.S. Dollar. By December 31, 1996, the Peso-Dollar exchange rate had decreased approximately 40% from that on December 22, 1994. After dropping approximately 55% from 1994 through 1996, from 1997 through 1999 the Peso-Dollar exchange rate decreased approximately 20%. During 2000 there was relatively little change in the Peso-Dollar exchange rate.


         Mexico has in the past imposed strict foreign exchange controls. There is no assurance that future regulatory actions in Mexico would not affect the Fund's ability to obtain U.S.
Dollars in exchange for Mexican Pesos.

         GENERAL INFORMATION ABOUT THE REPUBLIC OF ARGENTINA. The Republic of Argentina ("Argentina") consists of 23 provinces and the federal capital of Buenos Aires. Its federal constitution provides for an executive branch headed by a President, a legislative branch and a judicial branch. Each province has its own constitution, and elects its own governor, legislators and judges, without the intervention of the federal government.

         Shortly after taking office in 1989, the country's then
President adopted market-oriented and reformist policies, including an aggressive privatization program, a reduction in the size of the public sector and an opening of the economy to international competition.

         In the decade prior to the announcement of a new economic plan in March 1991, the Argentine economy was characterized by low and erratic growth, declining investment rates and rapidly worsening inflation. Despite its strengths, which include a well-balanced natural resource base and a high literacy rate, the Argentine economy failed to respond to a series of economic plans in the 1980's. The 1991 economic plan represented a pronounced departure from its predecessors in calling for raised revenues, cutting expenditures and reducing the public deficit. The extensive privatization program commenced in 1989 was accelerated, the domestic economy deregulated and opened up to foreign trade and the framework for foreign investment reformed. As a result of the economic stabilization reforms, gross domestic product ncreased each year between 1991 and 1998, with the exception of 1995. During the first two quarters of 1999, gross domestic product contracted by 3.1%, but grew by an estimated .8% in 2000. The recent slowdown of economic activity, which has been attributed to external economic conditions as well as internal political uncertainties, has fostered a deflationary process, evidenced by the 1.2% and 0.9% decrease in the consumer price index during 1999 and 2000, respectively. Significant progress was also made between 1991 and 1994 in rescheduling Argentina's debt with both external and domestic creditors, which improved fiscal cash flows in the medium term and allowed a return to voluntary credit markets. There is no assurance that Argentina's economic policy initiatives will be successful or that the current President, who took office on December 10, 1999, and succeeding administrations will continue these initiatives.


         In 1995, economic policy was directed toward the effects of the Mexican currency crisis. The Mexican currency crisis led to a run on Argentine bank deposits, which was brought under control by a series of measures designed to strengthen the financial system. The measures included the "dollarization" of banking reserves, the establishment of two trust funds and strengthening bank reserve requirements.

         In 1991, the Argentine government enacted currency reforms, which required the domestic currency to be fully backed by international reserves, in an effort to make the Argentine Peso fully convertible into the U.S. Dollar at a rate of one to one.

         The Argentine Peso has been the Argentine currency since January 1, 1992. Since that date, the rate of exchange from the Argentine Peso to the U.S. Dollar has remained approximately one to one. The fixed exchange rate has been instrumental in stabilizing the economy, but has not reduced pressures from high rates of unemployment. It is not clear that the government will be able to resist pressure to devalue the currency. However, the historic range is not necessarily indicative of fluctuations that may occur in the exchange rate over time and future rates of exchange cannot be accurately predicted. The Argentine foreign exchange market was highly controlled until December 1989, when a free exchange rate was established for all foreign currency transactions. Argentina has eliminated restrictions on foreign direct investment and capital repatriation. In 1993, legislation was adopted abolishing previous requirements of a three-year waiting period for capital repatriation. Under the legislation, foreign investors are permitted to remit profits at any time.

ADDITIONAL INVESTMENT POLICIES AND PRACTICES

         The following additional investment policies supplement those set forth in the Prospectus.

         FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. The Fund may enter into contracts for the purchase or sale for future delivery of fixed-income securities or foreign currencies, or contracts based on financial indices including any index of U.S. Government Securities or foreign government securities ("futures contracts") and may purchase and write put and call options to buy or sell futures contracts ("options on futures contracts"). A "sale" of a futures contract means the acquisition of a contractual obligation to deliver the securities or foreign currencies called for by the contract at a specified price on a specified date. A "purchase" of a futures contract means the incurring of a contractual obligation to acquire the securities or foreign currencies called for by the contract at a specified price on a specified date. The purchaser of a futures contract on an index agrees to take or make delivery of an amount of cash equal to the difference between a specified dollar multiple of the value of the index on the expiration date of the contract and the price at which the contract was originally struck. Options on futures contracts to be written or purchased by the Fund will be traded on U.S. or foreign exchanges or over-the-counter.

         The Board of Directors has adopted the requirement that futures contracts and options on futures contracts only be used as a hedge and not for speculation. In addition to this requirement, the Board of Directors has also adopted two percentage restrictions on the use of futures contracts.

         The Fund will not (i) enter into any futures contracts or options on futures contracts if immediately thereafter the aggregate of margin deposits on all the outstanding futures contracts of the Fund and premiums paid on outstanding options on futures contracts would exceed 5% of the market value of the total assets of the Fund, or (ii) enter into any futures contracts or options on futures contracts if the aggregate of the market value of the outstanding futures contracts of the Fund and the market value of the currencies and futures contracts subject to outstanding options written by the Fund would exceed 50% of
the market value of the total assets of the Fund.   Neither of
these restrictions will be changed by the Fund's Board of Directors without considering the policies and concerns of the various applicable federal and state regulatory agencies.

         See Appendix C for further discussion of the use, risks and costs of futures contracts and options on futures contracts.

         OPTIONS ON FOREIGN CURRENCIES. The Fund may purchase and write put and call options on foreign currencies for the purpose of protecting against declines in the U.S. Dollar value of foreign currency-denominated portfolio securities and against increases in the U.S. Dollar cost of such securities to be acquired. As in the case of other kinds of options, however, the writing of an option on a foreign currency will constitute only a partial hedge, up to the amount of the premium received, and the Fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on a foreign currency may constitute an effective hedge against fluctuations in exchange rates although, in the event of rate movements adverse to the Fund's position, it may forfeit the entire amount of the premium plus related transaction costs. Options on foreign currencies to be written or purchased by the Fund will be traded on U.S. and foreign exchanges or over-the-counter. There is no specific percentage limitation on the Fund's investments in options on foreign currencies.

         See Appendix C for further discussion of the use, risks and costs of options on foreign currencies.

         FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. The Fund may purchase or sell forward foreign currency exchange contracts ("forward contracts") to attempt to minimize the risk to the Fund of adverse changes in the relationship between the U.S. Dollar and other currencies. A forward contract is an obligation to purchase or sell a specific currency for an agreed price at a future date which is individually negotiated and privately traded by currency traders and their customers.

         The Fund may enter into a forward contract, for example, when it enters into a contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. Dollar price of the security ("transaction hedge"). Additionally, for example, when the Fund believes that a foreign currency may suffer a substantial decline against the U.S. Dollar, it may enter into a forward sale contract to sell an amount of that foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency, or, when the Fund believes that the U.S. Dollar may suffer a substantial decline against a foreign currency, it may enter into a forward purchase contract to buy that foreign currency for a fixed U.S. Dollar amount ("position hedge"). In this situation the Fund may, in the alternative, enter into a forward contract to sell a different foreign currency for a fixed U.S. Dollar amount where the Fund believes that the U.S. Dollar value of the currency to be sold pursuant to the forward contract will fall whenever there is a decline in the U.S. Dollar value of the currency in which portfolio securities of the Fund are denominated ("cross-hedge"). To the extent required by applicable law, the Fund's Custodian will place liquid assets in a segregated account of the Fund having a value equal to the aggregate amount of the Fund's commitments under forward contracts entered into with respect to position hedges and cross-hedges. If the value of the assets placed in the segregated account declines, additional liquid assets or securities will be placed in the account on a daily basis so that the value of the account will equal the amount of the Fund's commitments with respect to such contracts. As an alternative to maintaining all or part of the segregated account, the Fund may purchase a call option permitting the Fund to purchase the amount of foreign currency being hedged by a forward sale contract at a price no higher than the forward contract price or the Fund may purchase a put option permitting the Fund to sell the amount of foreign currency subject to a forward purchase contract at a price as high or higher than the forward contract price. In addition, the Fund may use such other methods of "cover" as are permitted by applicable law.

         While these contracts are not presently regulated by the Commodity Futures Trading Commission ("CFTC"), the CFTC may in the future assert authority to regulate forward contracts. In such event the Fund's ability to utilize forward contracts in the manner set forth in the Prospectus may be restricted. Forward contracts will reduce the potential gain from a positive change in the relationship between the U.S. Dollar and foreign currencies. Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not entered into such contracts. The use of foreign currency forward contracts will not eliminate fluctuations in the underlying U.S. Dollar equivalent value of the proceeds of or rates of return on the Fund's foreign currency denominated portfolio securities and the use of such techniques will subject the Fund to certain risks.

         The matching of the increase in value of a forward contract and the decline in the U.S. Dollar equivalent value of the foreign currency denominated asset that is the subject of the hedge generally will not be precise. In addition, the Fund may not always be able to enter into foreign currency forward contracts at attractive prices and this will limit the Fund's ability to use such contracts to hedge its assets.

         OPTIONS ON U.S. AND FOREIGN GOVERNMENT SECURITIES. In an effort to increase current income and to reduce fluctuations in net asset value, the Fund intends to write covered put and call options and purchase put and call options on U.S. Government Securities and foreign government securities that are traded on United States and foreign securities exchanges. The Fund also intends to write call options for cross-hedging purposes. There are no specific limitations on the Fund's writing and purchasing of options.

         The purchaser of an option, upon payment of a premium, obtains, in the case of a put option, the right to deliver to the writer of the option, and, in the case of a call option, the right to call upon the writer to deliver a specified amount of a security on or before a fixed date at a predetermined price. A call option written by the Fund is "covered" if the Fund (i) owns the underlying security covered by the call, (ii) has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by its Custodian) upon conversion or exchange of other portfolio securities, or (iii) holds a call on the same security and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the difference is maintained by the Fund in liquid assets in a segregated account with its Custodian. A put option written by the Fund is "covered" if the Fund maintains cash not available for investment or liquid high-grade Government Securities with a value equal to the exercise price in a segregated account with its Custodian, or else holds a put on the same security in the same principal amount as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written.

         A call option is written for cross-hedging purposes if the Fund does not own the underlying security but seeks to provide a hedge against a decline in value in another security which the Fund owns or has the right to acquire. In such circumstances, the Fund collateralizes its obligation under the option (which is not covered) by maintaining in a segregated account with its Custodian cash or liquid high-grade Government Securities in an amount not less than the market value of the underlying security, marked to market daily.

         In purchasing a call option, the Fund would be in a position to realize a gain if, during the option period, the price of the underlying security increased by an amount in excess of the premium paid. It would realize a loss if the price of the underlying security declined or remained the same or did not increase during the period by more than the amount of the premium. In purchasing a put option, the Fund would be in a position to realize a gain if, during the option period, the price of the underlying security declined by an amount in excess of the premium paid. It would realize a loss if the price of the underlying security increased or remained the same or did not decrease during that period by more than the amount of the premium. If a put or call option purchased by the Fund were permitted to expire without being sold or exercised, its premium would be lost by the Fund.

         The risk involved in writing a put option is that there could be a decrease in the market value of the underlying security. If this occurred, the option could be exercised and the underlying security would then be sold by the option holder to the Fund at a higher price than its current market value. The risk involved in writing a call option is that there could be an increase in the market value of the underlying security. If this occurred, the option could be exercised and the underlying security would then be sold by the Fund at a lower price than its current market value. These risks could be reduced by entering into a closing transaction as discussed in Appendix C. The Fund retains the premium received from writing a put or call option whether or not the option is exercised.

         The Fund may purchase or write options on securities of the types in which it is permitted to invest in privately negotiated transactions. The Fund will effect such transactions only with investment dealers and other financial institutions (such as commercial banks or savings and loan institutions) deemed creditworthy by the Adviser, and the Adviser has adopted procedures for monitoring the creditworthiness of such entities. Options purchased or written by the Fund in negotiated transactions are illiquid and it may not be possible for the Fund to effect a closing transaction at a time when the Adviser believes it would be advantageous to do so. See "Illiquid Securities," below.

         See Appendix C for a further discussion of the use, risks and costs of options in U.S. Government and foreign government securities.

         INTEREST RATE TRANSACTIONS. The Fund may, without limit, enter into interest rate swaps and may purchase or sell interest rate caps and floors. The Fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio. The Fund may also enter into these transactions to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. The Fund does not intend to use these transactions in a speculative manner. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments. The exchange commitments can involve payments to be made in the same currency or in different currencies. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a contractually-based principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments on a contractually-based principal amount from the party selling such interest rate floor.

         The Fund may enter into interest rate swaps, caps and floors on either an asset-based or liability-based basis depending on whether it is hedging its assets or its liabilities, and will usually enter into interest rate swaps on a net basis, i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch as these hedging transactions are entered into for good faith hedging purposes, the Adviser and the Fund believe such obligations do not constitute senior securities and, accordingly, will not treat them as being subject to its borrowing restrictions. The net amount of the excess, if any, of the Fund's obligations over its entitlements with respect to each interest rate swap will be accrued daily and an amount of cash or liquid securities having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account by the Fund's Custodian. If the Fund enters into an interest rate swap on other than a net basis, the Fund will maintain in a segregated account with its Custodian the full amount, accrued daily, of the Fund's obligations with respect to the swap. The Fund will enter into interest rate swap, cap or floor transactions with its Custodian, and with other counterparties, but only if: (i) for transactions with maturities under one year, such other counterparty has outstanding short-term paper rated at least A-1 by S&P or Prime-1 by Moody's or
(ii) for transactions with maturities greater than one year, the counterparty has outstanding debt securities rated at least AA by S&P or Aa by Moody's. If there is a default by the other party to such a transaction, the Fund will have contractual remedies. The swap market has grown substantially in recent years, with a large number of banks and investment banking firms acting both as principals and agents utilizing standardized swap documentation. As a result, the swap market has become well established and provides a degree of liquidity. Caps and floors are more recent innovations for which documentation is not as standardized and, accordingly, they are less liquid than swaps. To the extent the

Fund sells (i.e., writes) caps and floors it will maintain in a segregated account with its Custodian liquid assets having an aggregate net asset value at least equal to the full amount, accrued daily, of the Fund's obligations with respect to any caps and floors.

         FORWARD COMMITMENTS. The Fund may enter into forward commitments for the purchase or sale of securities. Such transactions may include purchases on a "when-issued" basis or purchases or sales on a "delayed delivery" basis. In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring, i.e., a "when, as and if issued" trade.

         When forward commitment transactions are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date, normally within two months after the transaction, although delayed settlements beyond two months may be negotiated. Securities purchased or sold under a forward commitment are subject to market fluctuation, and no interest accrues to the purchaser prior to the settlement date. At the time the Fund enters into a forward commitment, it will record the transaction and thereafter reflect the value of the security purchased or, if a sale, the proceeds to be received, in determining its net asset value. Any unrealized appreciation or depreciation reflected in such valuation of a "when, as and if issued" security would be canceled in the event that the required condition did not occur and the trade was canceled.

         The use of forward commitments enables the Fund to protect against anticipated changes in interest rates and prices. For instance, in periods of rising interest rates and falling bond prices, the Fund might sell securities in its portfolio on a forward commitment basis to limit its exposure to falling prices. In periods of falling interest rates and rising bond prices, the Fund might sell a security in its portfolio and purchase the same or a similar security on a when-issued or forward commitment basis, thereby obtaining the benefit of currently higher cash yields. However, if the Adviser were to forecast incorrectly the direction of interest rate movements, the Fund might be required to complete such when-issued or forward transactions at prices inferior to then current market values. No forward commitments will be made by the Fund if, as a result, the Fund's aggregate commitments under such transactions would be more than 30% of the then current value of the Fund's total assets.

         The Fund's right to receive or deliver a security under a forward commitment may be sold prior to the settlement date, but the Fund will enter into forward commitments only with the intention of actually receiving or delivering the securities, as the case may be. To facilitate such transactions, the Fund's Custodian will maintain, in the separate account of the Fund, cash or liquid high-grade Government Securities having value equal to, or greater than, any commitments to purchase securities on a forward commitment basis and, with respect to forward commitments to sell portfolio securities of the Fund, the portfolio securities themselves. If the Fund, however, chooses to dispose of the right to receive or deliver a security subject to a forward commitment prior to the settlement date of the transaction, it can incur a gain or loss. In the event the other party to a forward commitment transaction were to default, the Fund might lose the opportunity to invest money at favorable rates or to dispose of securities at favorable prices.

         GENERAL. The successful use of the foregoing investment practices draws upon the Adviser's special skills and experience with respect to such instruments and usually depends on the Adviser's ability to forecast interest rate and currency exchange rate movements correctly. Should interest or exchange rates move in an unexpected manner, the Fund may not achieve the anticipated benefits of futures contracts, options, interest rate transactions or forward contracts or may realize losses and thus be in a worse position than if such strategies had not been used. Unlike many exchange-traded futures contracts and options on futures contracts, there are no daily price fluctuation limits with respect to options on currencies and forward contracts, and adverse market movements could therefore continue to an unlimited extent over a period of time. In addition, the correlation between movements in the prices of such instruments and movements in the price of the securities and currencies hedged or used for cover will not be perfect and could produce unanticipated losses.

         The Fund's ability to dispose of its positions in futures contracts, options, interest rate transactions and forward contracts will depend on the availability of liquid markets in such instruments. Markets in options and futures with respect to a number of fixed-income securities and currencies are relatively new and still developing. It is impossible to predict the amount of trading interest that may exist in various types of futures contracts, options and forward contracts. If a secondary market does not exist with respect to an option purchased or written by the Fund over-the-counter, it might not be possible to effect a closing transaction in the option (i.e., dispose of the option) with the result that (i) an option purchased by the Fund would have to be exercised in order for the Fund to realize any profit and (ii) the Fund may not be able to sell currencies or portfolio securities covering an option written by the Fund until the option expires or it delivers the underlying futures contract or currency upon exercise. Therefore, no assurance can be given that the Fund will be able to utilize these instruments effectively for the purposes set forth above.

         LOANS OF PORTFOLIO SECURITIES. The Fund may make secured loans of its portfolio securities to brokers, dealers and financial institutions provided that cash, U.S. Government Securities or bank letters of credit equal to at least 100% of the market value of the securities loaned is deposited and maintained by the borrower with the Fund. The risks in lending portfolio securities, as with other extensions of credit, consist of possible loss of rights in the collateral should the borrower fail financially. In determining whether to lend securities to a particular borrower, the Adviser (subject to review by the Board of Directors) will consider all relevant facts and circumstances, including the creditworthiness of the borrower. While securities are on loan, the borrower will pay the Fund any income earned thereon and the Fund may invest any cash collateral in portfolio securities, thereby earning additional income, or receive an agreed upon amount of income from a borrower who has delivered equivalent collateral. The Fund will have the right to regain record ownership of loaned securities or equivalent securities in order to exercise ownership rights such as voting rights, subscription rights and rights to dividends, interest or distributions. The Fund may pay reasonable finders', administrative and custodial fees in connection with a loan. The Fund will not lend portfolio securities in excess of 20% of the value of its total assets, nor will the Fund lend its portfolio securities to any officer, director, employee or affiliate of either the Fund or the Adviser. The Board of Directors will monitor the Fund's lending of portfolio securities.

         REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements pertaining to the types of securities in which it may invest with member banks of the Federal Reserve System or "primary dealers" (as designated by the Federal Reserve Bank of New York) in such securities. There is no percentage restriction on the Fund's ability to enter into repurchase agreements. Currently, the Fund enters into repurchase agreements only with its Custodian and such primary dealers. A repurchase agreement arises when a buyer such as the Fund purchases a security and simultaneously agrees to resell it to the vendor at an agreed-upon future date, normally one day or a few days later. The resale price is greater than the purchase price, reflecting an agreed-upon interest rate which is effective for the period of time the buyer's money is invested in the security and which is not related to the coupon rate on the purchased security. Such agreements permit the Fund to keep all of its assets at work while retaining "overnight" flexibility in pursuit of investments of a longer-term nature. The Fund requires continual maintenance for its account in the Federal Reserve/Treasury Book Entry System of collateral in an amount equal to, or in excess of, the market value of the securities which are the subject of the agreement. In the event a vendor defaulted on its repurchase obligation, the Fund might suffer a loss to the extent that the proceeds from the sale of the collateral were less than the repurchase price. In the event of a vendor's bankruptcy, the Fund might be delayed in, or prevented from, selling the collateral for the Fund's benefit. The Fund's Board of Directors has established procedures, which are periodically reviewed by the Board, pursuant to which the Adviser monitors the creditworthiness of the dealers with which the Fund enters into repurchase agreement transactions.

         Repurchase agreements may exhibit the characteristics of loans by the Fund. During the term of the repurchase agreement, the Fund retains the security subject to the repurchase agreement as collateral securing the seller's repurchase obligation, continually monitors on a daily basis the market value of the security subject to the agreement and requires the seller to deposit with the Fund collateral equal to any amount by which the market value of the security subject to the repurchase agreement falls below the resale amount provided under the repurchase agreement.

         ILLIQUID SECURITIES. The Fund has adopted the following investment policy which may be changed by the vote of the Board of Directors.

         The Fund will not invest in illiquid securities if immediately after such investment more than 10% of the Fund's net assets (taken at market value) would be invested in such securities. In addition, the Fund will not maintain more than 15% of its net assets in illiquid securities. For this purpose, illiquid securities include, among others (a) direct placements or other securities which are subject to legal or contractual restrictions on resale or for which there is no readily available market (e.g., trading in the security is suspended or, in the case of unlisted securities, market makers do not exist or will not entertain bids or offers), (b) options purchased by the Fund over-the-counter and the cover for options written by the Fund over-the-counter, and (c) repurchase agreements not terminable within seven days.

         Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended ("Securities Act"), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

         In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

         Rule 144A under the Securities Act allows a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers. An insufficient number of qualified institutional buyers interested in purchasing certain restricted securities held by the Fund, however, could affect adversely the marketability of such portfolio securities and the Fund might be unable to dispose of such securities promptly or at reasonable prices. Rule 144A has already produced enhanced liquidity for many restricted securities, and market liquidity for such securities may continue to expand as a result of this regulation and the consequent inception of the PORTAL System, an automated system for the clearance and settlement of transactions in unregistered securities of domestic and foreign issuers, sponsored by the National Association of Securities Dealers, Inc.

         The Adviser, acting under the supervision of the Board of Directors, will monitor the liquidity of restricted securities in the Fund's portfolio. In reaching liquidity decisions, the Adviser will consider, among others, the following factors:
(1) the frequency of trades and quotes for the security; (2) the number of dealers making quotations to purchase or sell the security; (3) the number of other potential purchasers of the security; (4) the number of dealers undertaking to make a market in the security; (5) the nature of the security and the nature of the marketplace for the security (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer); and (6) any applicable Commission interpretation or position with respect to such type of securities.

         PORTFOLIO TURNOVER. The Fund may engage in active short-term trading to benefit from yield disparities among different issues of securities, to seek short-term profits during periods of fluctuating interest rates or for other reasons. Such trading will increase the Fund's rate of turnover and the incidence of short-term capital gain taxable as ordinary income. The Adviser anticipates that the annual turnover in the Fund will not be in excess of 400%. An annual turnover rate of 400% occurs, for example, when all of the securities in the Fund's portfolio are replaced four times in a period of one year. A high rate of portfolio turnover involves correspondingly greater expenses than a lower rate, which expenses must be borne by the Fund and its shareholders. See "Dividends, Distributions and Taxes" and "General Information--Portfolio Transactions."

SPECIAL BORROWING CONSIDERATIONS

         EFFECTS OF BORROWING. The Fund maintains borrowings from banks unaffiliated with the Fund or the Adviser in an amount of money representing approximately one-third of the Fund's total assets less liabilities (other than the amount borrowed). The Fund's loan agreements provide for additional borrowings and for repayments and reborrowings from time to time, and the Fund expects to effect borrowings and repayments at such times and in such amounts as will maintain investment leverage in an amount approximately equal to its borrowing target. The loan agreements provide for a selection of interest rates that are based on the bank's short-term funding costs in the U.S. and London markets.

         Borrowings by the Fund result in leveraging of the Fund's shares of common stock. The proceeds of such borrowings will be invested in Government Securities in accordance with the Fund's investment objective and policies. The Adviser anticipates that the difference between the interest expense paid by the Fund on borrowings and the rates received by the Fund from its investments in Government Securities of non-U.S. issuers will provide the Fund's shareholders with a potentially higher yield.

         Utilization of leverage, which is usually considered speculative, however, involves certain risks to the Fund's shareholders. These include a higher volatility of the net asset value of the Fund's shares of common stock and the relatively greater effect on the net asset value of the shares caused by favorable or adverse changes in currency exchange rates. So long as the Fund is able to realize a net return on the leveraged portion of its investment portfolio that is higher than the interest expense paid on borrowings, the effect of leverage will be to cause the Fund's shareholders to realize higher current net investment income than if the Fund were not leveraged. However, to the extent that the interest expense on borrowings approaches the net return on the leveraged portion of the Fund's investment portfolio, the benefit of leverage to the Fund's shareholders will be reduced, and if the interest expense on borrowings were to exceed the net return to shareholders, the Fund's use of leverage would result in a lower rate of return than if the Fund were not leveraged. Similarly, the effect of leverage in a declining market could be a greater decrease in net asset value per share than if the Fund were not leveraged. In an extreme case, if the Fund's current investment income were not sufficient to meet the interest expense on borrowings, it could be necessary for the Fund to liquidate certain of its investments, thereby reducing the net asset value of the Fund's shares.

         PORTFOLIO MANAGEMENT AND OTHER CONSIDERATIONS. In the event of an increase in rates on U.S. Government Securities obligations or other changed market conditions, to the point where the Fund's leverage could adversely affect the Fund's shareholders, as noted above, or in anticipation of such changes, the Fund may increase the percentage of its investment portfolio invested in U.S. Government Securities, which would tend to offset the negative impact of leverage on Fund shareholders. The Fund may also reduce the degree to which it is leveraged by repaying amounts borrowed.

         OTHER BORROWINGS. The Fund may also borrow to repurchase its shares or to meet redemption requests. In addition, the Fund may borrow for temporary purposes (including the purposes mentioned in the preceding sentence) in an amount not exceeding 5% of the value of the total assets of the Fund. Borrowings for temporary purposes are not subject to the 300% asset coverage limit described above. See "Certain Fundamental Investment Policies." The Fund may also borrow through the use of reverse repurchase agreements.

ADDITIONAL INVESTMENT CONSIDERATIONS

         RISKS OF INVESTMENTS IN FOREIGN SECURITIES. Investing in securities issued by foreign governments involves considerations and possible risks not typically associated with investing in U.S. Government Securities. The values of foreign investments are affected by changes in currency rates or exchange control regulations, application of foreign tax laws, including withholding taxes, changes in governmental administration or economic or monetary policy (in this country or abroad), or changed circumstances in dealings between nations. Costs are incurred in connection with conversions between various currencies. In addition, foreign brokerage commissions are generally higher than in the United States, and foreign securities markets may be less liquid, more volatile and less subject to governmental supervision than in the United States. Investments in foreign countries could be affected by other factors not present in the United States, including expropriation, confiscatory taxation, lack of uniform accounting and auditing standards and potential difficulties in enforcing contractual obligations and could be subject to extended settlement periods. The Fund believes that, except for currency fluctuations between the U.S. Dollar and the Canadian Dollar, the matters described above are not likely to have a material adverse effect on the Fund's investments in the securities of Canadian issuers or investments denominated in Canadian Dollars. The factors described above are more likely to have a material adverse effect on the Fund's investments in the securities of Mexican and other non-Canadian foreign issuers, including investments in securities denominated in Mexican Pesos or other non-Canadian foreign currencies. If not hedged, however, currency fluctuations could affect the unrealized appreciation and depreciation of Canadian Government Securities as expressed in U.S. Dollars.

         CURRENCY RISKS. Because Fund assets will be invested in fixed income securities denominated in the Canadian Dollar, the Mexican Peso and other foreign currencies and because a substantial portion of the Fund's revenues will be received in currencies other than the U.S. Dollar, the U.S. Dollar equivalent of the Fund's net assets and distributions will be adversely affected by reductions in the value of certain foreign currencies relative to the U.S. Dollar. These changes will also affect the Fund's income. If the value of the foreign currencies in which the Fund receives income falls relative to the U.S. Dollar between receipt of the income and the making of Fund distributions, the Fund may be required to liquidate securities in order to make distributions if the Fund has insufficient cash in U.S. Dollars to meet the distribution requirements that the Fund must satisfy to qualify as a regulated investment company for federal income tax purposes. Similarly, if the value of a particular foreign currency declines between the time the Fund incurs expenses in U.S. Dollars and the time cash expenses are paid, the amount of the currency required to be converted into U.S. Dollars in order to pay expenses in U.S. Dollars could be greater than the equivalent amount of such expenses in the currency at the time they were incurred. In light of these risks, the Fund may engage in certain currency hedging transactions, which themselves, involve certain special risks. See "Additional Investment Policies and Practices," above.

         SECURITIES RATINGS. The ratings of fixed-income securities by S&P and Moody's are a generally accepted barometer of credit risk. They are, however, subject to certain limitations from an investor's standpoint. The rating of an issuer is heavily weighted by past developments and does not necessarily reflect probable future conditions. There is frequently a lag between the time a rating is assigned and the time it is updated. In addition, there may be varying degrees of difference in credit risk of securities within each rating category. Securities rated BBB by S&P or Baa by Moody's are considered to be investment grade, but to have speculative characteristics. Sustained periods of deteriorating economic conditions or rising interest rates are more likely to lead to a weakening in the issuer's capacity to pay interest and repay principal than in the case of higher-rated securities. The Fund expects that it will not retain a debt security which is downgraded below BBB or Baa, or, if unrated, determined by the Adviser to have undergone similar credit quality deterioration, subsequent to purchase by the Fund. See Appendix A for a description of such ratings.

         Non-rated securities will also be considered for investment by the Fund when the Adviser believes that the financial condition of the issuers of such securities, or the protection afforded by the terms of the securities themselves, limits the risk to the Fund to a degree comparable to that of rated securities which are consistent with the Fund's objective and policies.

         DEBT SECURITIES. The net asset value of the Fund's shares will change as the general levels of interest rates fluctuate. When interest rates decline, the value of a portfolio primarily invested in debt securities can be expected to rise. Conversely, when interest rates rise, the value of a portfolio primarily invested in debt securities can be expected to decline.

         NON-DIVERSIFIED STATUS. The Fund is a "non-diversified" investment company, which means the Fund is not limited in the proportion of its assets that may be invested in the securities of a single issuer. Because the Fund may invest in a smaller number of individual issuers than a diversified investment company, an investment in the Fund may, under certain circumstances, present greater risk to an investor than an investment in a diversified company. However, the Fund intends to conduct its operations so as to qualify to be taxed as a "regulated investment company" for purposes of the Internal Revenue Code of 1986, as amended (the "Code"), which will relieve the Fund of any liability for federal income tax to the extent its earnings are distributed to shareholders. See "Dividends, Distributions and Taxes--U.S. Federal Income Taxes." To so qualify, among other requirements, the Fund will limit its investments so that, at the close of each quarter of the taxable year, (i) not more than 25% of the market value of the Fund's total assets will be invested in the securities of a single issuer and (ii) with respect to 50% of the market value of its total assets, not more than 5% of the market value of its total assets will be invested in the securities of a single issuer and the Fund will not own more than 10% of the outstanding voting securities of a single issuer. The Fund's investments in U.S. Government securities are not subject to these limitations. Foreign government securities are not treated like U.S. Government securities for purposes of the diversification tests described above, but instead are subject to these tests in the same manner as the securities of non-governmental issuers. In this regard sovereign debt obligations issued by different issuers located in the same country are often treated as issued by a single issuer for purposes of these diversification tests. Certain issuers of structured securities and loan participations may be treated as separate issuers for the purposes of these tests. Accordingly, in order to meet the diversification tests and thereby maintain its status as a regulated investment company, the Fund will be required to diversify its portfolio of Canadian Government Securities, Mexican Government Securities and other foreign government securities in a manner which would not be necessary if the Fund had made similar investments in U.S. Government securities.

1940 ACT RESTRICTIONS

         Under the 1940 Act, the Fund is not permitted to borrow unless immediately after such borrowing there is "asset coverage," as that term is defined and used in the 1940 Act, of at least 300% for all borrowings of the Fund. In addition, under the 1940 Act, in the event asset coverage falls below 300%, the Fund must within three days reduce the amount of its borrowing to such an extent that the asset coverage of its borrowings is at least 300%. Assuming outstanding borrowings representing not more than one-third of the Fund's total assets less liabilities (other than such borrowings), the asset coverage of the Fund's portfolio would be 300%; while outstanding borrowings representing 25% of the Fund's total assets less liabilities (other than such borrowings), the asset coverage of the Fund's Portfolio would be 400%. The Fund will maintain asset coverage of outstanding borrowings of at least 300% and if necessary will, to the extent possible, reduce the amounts borrowed by making repayments from time to time in order to do so. Such repayments could require the Fund to sell portfolio securities at times considered disadvantageous by the Adviser and such sales could cause the Fund to incur related transaction costs and to realize taxable gains.

         Under the 1940 Act, the Fund may invest not more than 10% of its total assets in securities of other investment companies. In addition, under the 1940 Act the Fund may not own more than 3% of the total outstanding voting stock of any investment company and not more than 5% of the value of the Fund's total assets may be invested in the securities of any investment company.

CERTAIN FUNDAMENTAL INVESTMENT POLICIES

         The following restrictions may not be changed without shareholder approval, which means the affirmative vote of the holders of (i) 67% or more of the shares represented at a meeting at which more than 50% of the outstanding shares are represented, or (ii) more than 50% of the outstanding shares, whichever is less.

         The Fund may not:

         1. Make loans except through (i) the purchase of debt obligations in accordance with its investment objectives and policies; (ii) the lending of portfolio securities; or (iii) the use of repurchase agreements;

         2. Participate on a joint or joint and several basis in any securities trading account;

         3. Invest in companies for the purpose of exercising control;

         4. Make short sales of securities or maintain a short position, unless at all times when a short position is open it owns an equal amount of such securities or securities convertible into or exchangeable for, without payment of any further consideration, securities of the same issue as, and equal in amount to, the securities sold short ("short sales against the box"), and unless not more than 10% of the Fund's net assets (taken at market value) is held as collateral for such sales at any one time (it is the Fund's present intention to make such sales only for the purpose of deferring realization of gain or loss for federal income tax purposes);

         5. Purchase a security if, as a result (unless the security is acquired pursuant to a plan of reorganization or an offer of exchange), the Fund would own any securities of an open-end investment company or more than 3% of the total outstanding voting stock of any closed-end investment company or more than 5% of the value of the Fund's total assets would be invested in securities of any one or more closed-end investment companies;

         6. (i) Purchase or sell real estate, except that it may purchase and sell securities of companies which deal in real estate or purchase and sell securities of companies which deal in real estate or interests therein; (ii) purchase or sell commodities or commodity contracts (except currencies, futures contracts on currencies and related options, forward contracts or contracts for the future acquisition or delivery of fixed-income securities and related options, futures contracts and options on futures contracts and other similar contracts); (iii) invest in interests in oil, gas, or other mineral exploration or development programs; (iv) purchase securities on margin, except for such short-term credits as may be necessary for the clearance of transactions; and (v) act as an underwriter of securities, except that the Fund may acquire restricted securities under circumstances in which, if such securities were sold, the Fund might be deemed to be an underwriter for purposes of the Securities Act;

         7. invest 25% or more of its total assets in securities of companies engaged principally in any one industry except that this restriction does not apply to U.S. Government
Securities;

         8. borrow money, except that the Fund may, in accordance with provisions of the 1940 Act, (i) borrow from a bank, if after such borrowing, there is asset coverage of at least 300% as defined in the 1940 Act and (ii) borrow for temporary or emergency purposes in an amount not exceeding 5% of the value of the total assets of the Fund; or

         9. pledge, hypothecate, mortgage or otherwise encumber its assets, except to secure permitted borrowings.

         In addition to the restrictions set forth above, in connection with the qualification of its shares for sale in certain states, the Fund may not invest in warrants if such warrants, valued at the lower of cost or market, would exceed 5% of the value of the Fund's net assets. Included within such amount, but not to exceed 2% of the Fund's net assets, may be warrants which are not listed on the New York Stock Exchange (the "Exchange") or the American Stock Exchange. Warrants acquired by the Fund in units or attached to securities may be deemed to be without value. The Fund will also not purchase puts, calls, straddles, spreads and any combination thereof if by reason thereof the value of its aggregate investment in such classes of securities will exceed 5% of its total assets.

         Whenever any investment policy or restriction states a minimum or maximum percentage of the Fund's assets which may be invested in any security or other asset, it is intended that such minimum or maximum percentage limitation be determined immediately after and as a result of the Fund's acquisition of such security or other asset. Accordingly, any late increase or decrease in percentage beyond the specified limitations resulting from a change in value or net assets will not be considered a violation of any such maximum.

_______________________________________________________________

              ADDITIONAL INFORMATION ABOUT CANADA,
     THE UNITED MEXICAN STATES AND THE REPUBLIC OF ARGENTINA
_______________________________________________________________

         The information in this section is based on material obtained by the Fund from various Canadian, Mexican and Argentine governmental and other economic sources believed to be accurate but has not been independently verified by the Fund or the Adviser. It is not intended to be a complete description of Canada, Mexico or Argentina, their economies, or the consequences of investing in Mexican Government Securities, Canadian Government Securities or Argentine Government Securities.

____________________________________________________________

               ADDITIONAL INFORMATION ABOUT CANADA
____________________________________________________________

Territory and Population

         Canada is the second largest country in the world in terms of land mass with an area of 9.22 million square kilometers (3.85 million square miles). It is located north of the continental United States of America and east of Alaska. Canada comprises ten provinces (Alberta, British Columbia, Manitoba, New Brunswick, Newfoundland, Nova Scotia, Ontario, Prince Edward Island, Quebec and Saskatchewan) and three territories (the Northwest Territories, the Nunavut Territory and the Yukon Territory). Its population is approximately 30 million.

Government

         Canada is a constitutional monarchy with Queen Elizabeth II of the United Kingdom its nominal head of state. The Queen is represented by the Canadian governor-general, appointed on the recommendation of the Canadian prime minister. Canada's government has a federal structure, with a federal government and ten provincial governments. The legislative branch consists of a House of Commons (parliament) and the Senate. Members of the House of Commons are elected by Canadian citizens over 18 years of age. Senators are appointed on a regional basis by the Prime Minister. The federal government is headed by the Prime Minister who is chosen from the party that has won the majority of seats in the House of Commons. The provincial governments each have a Legislative Assembly and a Premier. The prime minister has the privilege of appointing all judges except those of the provincial courts.

         Provinces have extensive power within specific areas of jurisdiction. The federal government has defined areas of jurisdiction and the power to act in areas declared by the House of Commons to be for the general advantage of Canada. This general power has been used to justify federal action in certain areas of provincial jurisdiction. Concurrent federal and provincial jurisdiction exists in certain matters, including agriculture, immigration and pensions. The power-sharing issue between the federal government and provincial governments has been contentious and has proven to be a central issue in the process of constitutional reform.

Politics

         Since World War II, the federal government has been formed by either the Liberal Party or the Progressive Conservative Party. In October 1993, the Liberal Party, under the leadership of Mr. Jean Chretien, won 178 of the 295 seats in the Canadian House of Commons, ending nine years of rule by the Progressive Conservative Party. The Liberal Party was re-elected for a second term in the June 2, 1997 general election, but lost 20 seats in the House of Commons. A new political party, the Canadian Reform Conservative Alliance (the "Canadian Alliance") was formed in March 2000 to launch a more credible challenge to the Liberal Party. In the general election held on November 27, 2000, however, the Liberal Party won a third-straight parliamentary majority and gained 17 seats.


         Canada has had three major developments regarding unity and constitutional reform in recent years. The first two major developments were the rejection of the Meech Lake Agreement in 1990 and the Charlottetown Accord in 1992. Those reforms would have given Quebec constitutional recognition as a distinct society, transferred powers from the federal to the provincial governments and reformed the Senate by providing for more equal representation among the provinces.

         The third major development is the continuing possibility of Quebec's independence. Upon gaining power in 1994, the Quebec separatist party, Parti Quebecois ("PQ"), called for a referendum supporting independence. On October 30, 1995, the referendum was defeated in a close ballot, in which 50.6% voted against secession and 49.4% voted for secession. If the referendum had been approved, Quebec would have become a separate country, but would have retained formal political and economic links with Canada similar to those that join members of the European Union. The PQ, under the leadership of Lucien Bouchard, was re-elected in the provincial election held on November 30, 1998, winning 75 of the 125 seats. However, the party's share of the popular vote dropped 2% from the 1994 election to 43%. The Parti Liberal won 48 seats. It is unclear whether Mr. Bouchard will hold a second referendum. The PQ previously indicated it would do so if it were re-elected, but only if the referendum would stand a strong chance of success. Given current opinion polls, it is believed unlikely that a referendum would have a strong chance of success. Recent polls indicate that support for secession stands at about 40%. In August 1998, Canada's Supreme Court rendered a unanimous opinion in a legal action initiated by the federal government to determine the legality of Quebec's secession. While the Court ruled that Quebec has no right to unilaterally leave the Canadian federation, the court also indicated that the federal government would have to negotiate a separation if a clear majority of Quebec voters vote for it. Legislation to establish the negotiating terms for Quebec's secession was approved in March 2000. The so-called "clarity bill" requires the support of a "clear majority" of Quebec's residents before such negotiations could occur. Although it is expected that Quebec's position within Canada will continue to be a matter of political debate, the separatist movement was dealt a setback in January 2001, when Mr. Bouchard announced his resignation from the PQ.


Monetary and Banking System

         The central bank of Canada is the Bank of Canada. Its main functions are conducting monetary policy, supervising commercial banks, acting as a fiscal agent to the federal government and managing the foreign exchange fund. The currency unit of Canada is the Canadian Dollar. Canada does not impose foreign exchange controls on capital receipts or payments by residents or non-residents.

Trade

         Canada and the United States are each other's largest trading partners and as a result there is a significant linkage between the two economies. Bilateral trade between Canada and the United States in 1997 was larger than between any other two countries in the world. The North American Free Trade Agreement ("NAFTA") took effect on December 30, 1993. In July 1997 a free-trade accord between Canada and Chile also took effect. Talks with Brazil and Argentina are also under way for similar bilateral trade agreements that are expected eventually to fall under the umbrella of a new form of NAFTA. When fully implemented, NAFTA is designed to create a free trade area in North America, expand the flow of goods, services and investment, and eventually eliminate tariff barriers, import quotas and technical barriers among Canada, the United States, Mexico and future parties to NAFTA. At the April 1998 Summit of the Americas, an agreement was signed by the leaders of 34 governments across the Americas (including Canada) to begin trade negotiations toward the creation of a free trade area across the Western Hemisphere, known as the Free Trade Area of the Americas ("FTAA"). Another Summit of the Americas is scheduled to take place in April 2001.

         The trade sector is an important factor in the growth of the Canadian economy. In 1995, the trade surplus was more than three times higher than the average surplus between 1990 and 1994. In 1996, the trade surplus was almost 25% higher than it was in 1995. Following two years of a shrinking trade surplus as imports grew more rapidly than exports, the trade surplus grew in 1999 and 2000.


Economic Information Regarding Canada

         Canada experienced rapid economic expansion during most of the 1980s. In the early 1990s, however, the economy experienced a deep recession. This resulted from, among other things, high government debt and high interest rates. The recession partly created and partly highlighted some difficulties which the present government is attempting to resolve. The relatively low level of economic activity during this period reduced the growth of tax receipts with the result that the already high levels of government debt increased.

         RECENT DEVELOPMENTS. The deterioration in the government's fiscal position, which started during the recession in the early 1990s, was aggravated by a reluctance to decrease expenditures or increase taxes. In its 1995 budget, however, the Liberal Party introduced new spending cuts, the largest in over thirty years, to reduce Canada's budget deficit. For the fiscal years 1994-95, 1995-96 and 1996-97, the budget deficit was approximately 5%, 4.2% and 1.1%, respectively, of gross domestic product ("GDP"). On October 24, 1998, the government announced that there was a budget surplus of C$3.5 billion for the 1997-98 fiscal year, the first time in 28 years the government had recorded a budget surplus. On September 23, 1999, the government announced a C$2.9 billion budget surplus for the 1998-99 fiscal year; and on September 20, 2000, the government announced a C$12.3 billion budget surplus for the 1999-00 fiscal year, the first time in 50 years that the government has recorded a surplus for three straight years. In 1999, the government forecast a cumulative budget surplus of C$95.5 billion over the subsequent five years, including a cumulative C$30 billion in the contingency reserve.

         In addition to the growth of the federal government deficit, provincial government debt rose rapidly in the early 1990s. Several developments, including increased spending on social services at the provincial level, were responsible for a significant amount of the growth of public debt from 1990 through 1992. In response to the increase in provincial debt, a number of rating agencies downgraded certain provincial debt ratings. All provinces undertook plans to balance their respective budgets. Currently, only one province, British Columbia, has reported a significant budget deficit for fiscal year 1999-2000.

         Canada's real GDP growth rate slipped to 2.6% in 1995 and 1.2% in 1996 from 4.7% in 1994. In 1997 and 1998, real GDP grew 4.4% and 3.3%, respectively. That growth was sustained in 1999, when Canada's real GDP grew at an annual rate of 4.5%, and in 2000, when Canada's real GDP grew at an estimated annual rate of 4.9%. The recent growth of the economy has been broadly based, unlike earlier periods of recovery, when it was attributable almost entirely to a growth in exports.


         During 1994, despite growing output and low inflation, concern over the country's deficit and the uncertainty associated with Quebec's status within Canada led to a weakening of its currency and higher interest rates. On January 20, 1995, the exchange rate for the Canadian Dollar fell to .702 against the U.S. Dollar, which at that time represented a nine-year low and was close to its then record low of .692. The Bank of Canada responded by increasing rates on Treasury bills and selling U.S. Dollars. Between January 20, 1995 and September 30, 1997, the Canadian Dollar increased in value from .702 to .724 against the U.S. Dollar. The renewed strength of the Canadian Dollar during this period facilitated the easing of monetary policy. Subsequently, however, the Canadian Dollar depreciated, reaching a record low of .633 against the U.S. Dollar on August 27, 1998. In 1998, 1999 and 2000, the average exchange rate between the Canadian Dollar and the U.S. Dollar was .674, .673 and .673, respectively. On February 1, 2001, the Canadian Dollar was .669 against the U.S. Dollar. In June 1997, with a real GDP growth rate of 4% annualized during the first two quarters of 1997 and signs of weakness in the Canadian Dollar, the Bank of Canada decided to raise its Bank Rate for the first time since 1995, by 25 basis points to 3.5%. The Bank Rate was raised several more times, most recently on August 27, 1998, when it was raised one full percentage point from 5% to 6%. The Bank Rate was subsequently lowered to 5.75% on September 29, 1998, to 5.5% on October 16, 1998, to 5.25% on November 18, 1998, to 5.00% on
March 31, 1999 and to 4.75% on May 4, 1999. With the economy picking up speed in the second half of 1999, the Bank of Canada shifted its monetary policy to a tighter stance, raising the Bank Rate on November 17, 1999 to 5.00%, on February 3, 2000, to

5.25%, on March 22, 2000, to 5.50% and on May 17, 2000, to 6.00%.
Citing the anticipated impact of a slowing U.S. economy on Canada, the Bank of Canada lowered the Bank Rate to 5.75% on January 23, 2001.


         The following provides certain statistical and related information regarding historical rates of exchange between the U.S. Dollar and the Canadian Dollar, information concerning inflation rates, historical information regarding the Canadian GDP and information concerning yields on certain Canadian Government Securities. Historical statistical information is not necessarily indicative of future developments.

         CURRENCY EXCHANGE RATES. The exchange rate between the U.S. Dollar and the Canadian Dollar is at any moment related to the supply of and demand for the two currencies, and changes in the rate result over time from the interaction of many factors directly or indirectly affecting economic conditions in the United States and Canada, including economic and political developments in other countries and government policy and intervention in the money markets.

         The range of fluctuation in the U.S. Dollar/Canadian Dollar exchange rate has been narrower than the range of fluctuation between the U.S. Dollar and most other major currencies. However, the range that has occurred in the past is not necessarily indicative of future fluctuations in that rate. Future rates of exchange cannot be predicted, particularly over extended periods of time.

         The following table sets forth, for each year indicated, the annual average of the daily noon buying rates in New York for cable transfers in New York City in U.S. Dollars for one Canadian Dollar as certified for customs purposes by the Federal Reserve Bank of New York:

                                         Buying Rate in
                                         U.S. Dollars

         1989                                  0.84
         1990                                  0.86
         1991                                  0.87
         1992                                  0.83
         1993                                  0.78
         1994                                  0.73
         1995                                  0.73
         1996                                  0.73
         1997                                  0.72
         1998                                  0.67
         1999                                  0.67
         2000                                  0.67

Source:  Federal Reserve Statistical Releases.


         INFLATION RATE OF THE CANADIAN CONSUMER PRICE INDEX. Since 1991, when the Canadian government adopted inflation control targets, inflation in Canada has been maintained within the targeted range of 1% to 3%. The government announced on February 24, 1998 that the 1991 targets would be extended to the end of 2001. The following table sets forth for each year indicated the average change in the Canadian consumer price index for the twelve months ended December 31 for the years 1989 through 2000.


                                    National Consumer
                                       Price Index
                                    _________________

         1989 . . . . . . . . . . . . . . .  5.0
         1990 . . . . . . . . . . . . . . .  4.8
         1991 . . . . . . . . . . . . . . .  5.6
         1992 . . . . . . . . . . . . . . .  1.5
         1993 . . . . . . . . . . . . . . .  1.8
         1994 . . . . . . . . . . . . . . .  0.2
         1995 . . . . . . . . . . . . . . .  2.2
         1996 . . . . . . . . . . . . . . .  1.6
         1997 . . . . . . . . . . . . . . .  1.6
         1998 . . . . . . . . . . . . . . .  0.9
         1999 . . . . . . . . . . . . . . .  1.7      2000 . . .
 . . . . . . . . . . . .  2.7

Source:   STATISTICS CANADA; BANK OF CANADA REVIEW Autumn 2000.

         CANADIAN GROSS DOMESTIC PRODUCT. The following table sets forth Canada's GDP for the years 1989 through 1999 and annualized GDP for the first quarter of 2000, at current and constant prices.

                             Gross Domestic   Change from
             Gross Domestic  Product at       Prior Year at
             Product         Constant 1992    Constant Prices
             _____________   Prices________   _______________

             (millions of Canadian Dollars)        (%)

1989            656,190         703,577            2.5
1990            678,135         705,464           (0.3)
1991            683,239         692,247           (1.9)
1992            698,544         698,544            0.9
1993            724,960         714,583            2.3
1994            767,506         748,350            4.7
1995            806,778         767,913            2.6
1996            828,997         777,167            1.2
1997            866,252         806,737            4.4
1998            888,390         830,828            3.3
1999            957,911         880,254            4.5
2000
    1st Quarter   N/A             N/A             4.9
    2nd Quarter   N/A             N/A             4.9


Source:  BANK OF CANADA REVIEW Winter 1998-1999, Summer 2000;
STATISTICS CANADA.

         YIELDS ON CANADIAN GOVERNMENT TREASURY BILLS AND BONDS.
The following table sets forth the yields on 3-month and 6-month
Government of Canada Treasury bills and 5-year and 10-year Canada
Benchmark Bonds from January 1996 through January 2001.

                   Treasury Bills          Benchmark Bonds
1996            3 Months   6 Months      5 Years   10 Years
____            ___________________      __________________

January           5.12       5.20         6.33       7.01
February          5.21       5.38         6.87       7.53
March             5.02       5.25         7.02       7.64
April             4.78       4.97         7.09       7.76
May               4.68       4.88         7.01       7.72
June              4.70       4.94         7.05       7.77
July              4.39       4.75         6.96       7.62
August            4.02       4.32         6.60       7.34
September         3.86       4.13         6.28       7.16
October           3.17       3.33         5.59       6.47
November          2.73       2.89         5.10       6.05
December          2.85       3.24         5.44       6.37

                   Treasury Bills          Benchmark Bonds
1997            3 Months   6 Months      5 Years   10 Years
____            ___________________      __________________
January           2.87       3.21         5.67       6.65
February          2.91       3.17         5.44       6.38
March             3.14       3.45         5.75       6.59
April             3.14       3.55         5.92       6.68
May               2.99       3.39         5.86       6.65
June              2.86       3.19         5.32       6.14
July              3.29       3.62         5.18       5.80
August            3.11       3.68         5.36       6.06
September         2.86       3.49         5.17       5.70
October           3.59       3.82         4.99       5.49
November          3.67       4.11         5.17       5.56
December          3.99       4.56         5.34       5.61

                   Treasury Bills          Benchmark Bonds
1998            3 Months   6 Months      5 Years   10 Years
____            ___________________      __________________
January           4.10       4.42         5.09       5.41
February          4.57       4.84         5.26       5.47
March             4.59       4.70         5.11       5.34
April             4.85       4.97         5.32       5.49
May               4.75       4.97         5.21       5.34
June              4.87       5.04         5.28       5.35
July              4.94       5.13         5.42       5.47
August            4.91       5.25         5.62       5.67
September         4.91       5.03         4.78       4.95
October           4.74       4.79         4.69       5.00
November          4.82       4.93         5.03       5.18
December          4.70       4.76         4.76       4.89

                   Treasury Bills          Benchmark Bonds
1999            3 Months   6 Months      5 Years   10 Years
____            ___________________      __________________

January           4.66       4.77         4.76       4.89
February          4.84       4.93         5.22       5.26
March             4.75       4.86         4.95       5.05
April             4.60       4.67         4.98       5.14
May               4.42       4.60         5.34       5.42
June              4.62       4.88         5.35       5.46
July              4.64       4.81         5.53       5.62
August            4.83       5.08         5.51       5.55
September         4.69       4.87         5.67       5.77
October           4.85       5.20         6.20       6.26
November          4.82       5.10         5.98       6.02
December          4.93       5.29         6.11       6.18

                   Treasury Bills          Benchmark Bonds
2000            3 Months   6 Months      5 Years   10 Years
____            ___________________      __________________

January           5.08       5.39         6.38       6.44
February          5.05       5.42         6.29       6.19
March             5.28       5.56         6.13       6.03
April             5.45       5.74         6.17       6.10
May               5.75       6.01         6.17       6.00
June              5.55       5.84         6.04       5.93
July              5.63       5.82         6.00       5.86
August            5.62       5.77         5.92       5.77
September         5.56       5.72         5.76       5.75
October           5.62       5.74         5.75       5.72
November          5.74       5.88         5.59       5.54
December          5.56       5.58         5.30       5.35



                   Treasury Bills          Benchmark Bonds
2001            3 Months   6 Months      5 Years   10 Years
____            ___________________      __________________

January           5.14       5.05         5.14       5.39


Source:  BANK OF CANADA.

_________________________________________________________________

     ADDITIONAL INFORMATION ABOUT THE UNITED MEXICAN STATES
_________________________________________________________________

Territory and Population

         The United Mexican States ("Mexico") occupies a territory of approximately 1.97 million square kilometers (759 thousand square miles). To the north, Mexico shares a border with the United States of America, and to the south it has borders with Guatemala and Belize. Its coastline is along both the Gulf of Mexico and the Pacific Ocean. Mexico comprises 31 states and a Federal District (Mexico City). It is the second most populous nation in Latin America, with an estimated population of 99.6 million in mid-2000, as reported by the Consejo Nacional de Poblacion (Conapo).

         Mexico's three largest cities are Mexico City, Guadalajara and Monterrey, which in 1997 together accounted for 25% of the country's population and 2% of the land. In the 1980s, Government efforts concerning family planning and birth control, together with declining birth rates among women under 35 and those living in urban areas, have resulted in a reduction of the annual population growth rate from 3% in the early 1970s to 1.6% in the late 1990s.

Government

         The present form of government was established by the Constitution, which took effect on May 1, 1917. The Constitution establishes Mexico as a Federal Republic and provides for the separation of the executive, legislative and judicial branches. The President and the members of Congress are elected by popular vote of Mexican citizens over 18 years of age.

         Executive authority is vested in the President, who is elected for a single six-year term. The executive branch consists of 17 ministries, the office of the Federal Attorney General, the Federal District Department and the office of the Attorney General of the Federal District.

         Federal Legislative authority is vested in the Congress, which is composed of the Senate and the Chamber of Deputies. Senators serve a six-year term. Deputies serve a three-year term, and neither Senators nor Deputies may serve consecutive terms in the same Chamber. The Senate has 128 members, four from each state and four from the Federal District. The Chamber of Deputies has 500 members, of whom 300 are elected by direct vote from the electoral districts and 200 are elected by a system of proportional representation. The Constitution provides that the

President may veto bills and that Congress may override such vetoes with a two-thirds majority of each Chamber.

         Federal Judicial authority is vested in the Supreme Court of Justice, the Circuit and District courts, and the Federal Judicial Board. The Supreme Court has 11 members who are selected by the Senate from a pool of candidates nominated by the President. Its members serve for 15 year terms, except for the current members of the Court, whose appointments range from eight to 20 years.

         Mexico has diplomatic relations with approximately 175 countries. It is a charter member of the United Nations and a founding member of the Organization of American States, the International Monetary Fund (the "IMF"), the World Bank, the International Finance Corporation, the Inter-American Development Bank and the European Bank for Reconstruction and Development. Mexico became a member of the Organization for Economic Cooperation and Development (the "OECD") on April 14, 1994 and the World Trade Organization ("WTO") on January 1, 1995 (the date on which the WTO superseded the General Agreement on Trade and Tariffs ("GATT")).

Politics

         Until the July 2, 2000 elections, the Partido Revolucionario Institucional ("PRI") had long been the dominant political party in Mexico, although its dominance had been weakened in recent years. Between 1929 and 2000 the PRI won all presidential elections and, until the 1997 Congressional elections, held a majority in Congress. Until 1989 it had also won all of the state governorships. The two other major parties in Mexico are the Partido Accion Nacional ("PAN") and the Partido de la Revolucion Democratica ("PRD").

         On July 2, 2000, elections were held to select a new President of Mexico for a six-year term beginning on December 1, 2000. In addition, elections were held for three-quarters of the Senate and the entire Chamber of Deputies. The candidate of the PAN, Vicente Fox Quesada, won the Presidential election with 42.5% of the votes, the candidate of the PRI was second with 36.1% of the votes and the candidate of the Alianza por Mexico, a five-party coalition headed by the PRD, was third with 16.6% of the votes. With respect to the Congressional elections, no party achieved a majority. The Alianza por el Cambio, which comprises the PAN and a smaller party, now has 223 seats in the 500-member Chamber of Deputies and 51 seats in the 128-member Senate; the PRI now has 209 seats in the Chamber of Deputies and 60 seats in the Senate; and the Alianza por Mexico, which comprises the PRD and four smaller parties, now has 68 seats in the Chamber of

Deputies and 17 seats in the Senate. The next general elections are scheduled to occur in July 2003 (congressional).

         The July 2, 2000 elections represented not only the end of the PRI's seven-decade domination of Mexico's politics. They also marked the first elections in Mexico's history that have been widely viewed both inside and outside Mexico to have been conducted democratically, in accordance with electoral reforms adopted in 1996, when certain constitutional amendments, which had been agreed to by the President and the leaders of the four major political parties represented in Congress, were approved. The amendments, among other things, exclude the President from the Federal Electoral Institute, an autonomous agency charged with organizing elections; eliminate the Electoral Committee of the Chamber of Deputies, which had been responsible for determining the validity of presidential elections; impose limits on expenditures on political campaigns and controls on the source of and uses of funds contributed to a political party; grant voting rights to Mexican citizens residing abroad; reduce from 315 to 300 the maximum number of congressional representatives who may belong to a single party, and establish an electoral procedure intended to result in a more proportional representation in the Senate. The Mexican Supreme Court is empowered to determine the constitutionality of electoral laws and the Mexican Federal Electoral Court, which had been part of the executive branch, is now part of the judicial branch.

         At the beginning of 1994, armed insurgents attacked (and in some cases temporarily seized control of) several villages in the southern state of Chiapas. While the government responded by providing support to the local authorities and publicly offering to negotiate a peaceful resolution that would address the underlying concerns of the local population, the conflict remained a source of debate and uncertainty for the remainder of the year. For the next two years, there were sporadic, unsuccessful negotiations with the insurgents, but incidents of civil unrest continued and negotiations collapsed altogether in September 1996, resulting in an uneasy standoff between the insurgents and the government in Chiapas ever since. Following the defeat of the PRI in both the July 2000 presidential elections and the August 2000 gubernatorial elections in Chiapas, there has been renewed hope that the negotiations can be resumed. President Vicente Fox has indicated that the resumption of negotiations will be a top priority. Among President Fox's first actions after taking office on December 1, 2000 was sending a bill to Congress that would amend the constitution to provide indigenous people more autonomy in their government. Although this is viewed by the insurgents as a positive first step toward the resumption of negotiations, it is too early to predict whether negotiations will resume and, if they do, whether they will be successful.

         In addition to the civil unrest in Chiapas, other developments have contributed to disillusionment among the electorate with the institutions of government. These events include the 1994 assassinations of Luis Donaldo Colosio and Jose Francisco Ruiz Massieu, both high-ranking PRI officials. Links between Mexico's drug cartels and high government and military officials have also been discovered. These links could jeopardize Mexico's status as an ally of the U.S. in the war against narcotics smuggling. While Mexico is currently certified by the President of the United States as an ally, there is no assurance that the certification will be maintained. A loss of certification could result in the termination of U.S. economic assistance to Mexico.

         Shortly after President Fox's electoral victory on July 2, 2000, he announced the creation of the National Transparency Commission to investigate unsolved major crimes and to examine the misdeeds of previous governments. President Fox is planning other initiatives to reform the government's law enforcement and judicial functions.


Money and Banking

         Banco de Mexico, chartered in 1925, is the central bank of Mexico. It is the federal government's primary authority for the execution of monetary policy and the regulation of currency and credit. It is authorized by law to regulate interest rates payable on time deposits, to establish minimum reserve requirements for credit institutions and to provide discount facilities for certain types of bank loans. The currency unit of Mexico is the Peso. Mexico repealed its exchange control rules in 1991 and now maintains only a market exchange rate.

         New laws relating to Banco de Mexico's activities and role within the Mexican economy became effective on April 1, 1994. The purpose of the new laws was to reinforce the independence of Banco de Mexico, so that it can act as a counterbalance to the executive and legislative branches in monetary policy matters. The new laws significantly strengthened Banco de Mexico's authority with respect to monetary policy, foreign exchange and related activities and the regulation of the financial services industry.


         Since Mexico's commercial banks were privatized in the early 1990s, the banking industry has experienced a significant amount of non-performing loans. In February 1996, the ratio of bad debts to the banking system's total loan portfolio reached a high of 19.2% from 8.3% at the end of 1994. In 1995, the government began a series of programs to address the problem and to avoid a systemic banking collapse. These programs have included subsidies to certain debtors and taking over bad debts. At the end of 1999, the liabilities absorbed by the government under Fobaproa, the program designed to take over the bad debts of Mexico's banks, totalled $89 billion, equivalent to 18.3% of Mexico's GDP. Nonetheless, the government has had to intervene and take control of a number of institutions for eventual sale, most recently in November 1999, when the government took control of BanCrecer, Mexico's fifth largest bank, at an estimated cost of $10 billion. The overall cost of the government's programs to aid the banking sector has been estimated at $100 billion. The government has also instituted new rules, which became effective, on a phased-in basis, in January 2000, to shore up the capital of Mexico's banks. Additionally, deposit insurance will gradually be reduced beginning in 2005. By the beginning of 2000 only one of the 18 banks privatized in the early 1990s remained in the hands of its original owners, and eight banks were still under the supervision of the National Banking and Securities Commission. The government has begun the process of selling off these institutions, most notably Banca Serfin in 2000.

Trade

         Mexico became a member of the GATT in 1986 and has been a member of the WTO since January 1, 1995, the date on which the WTO superseded the GATT. Mexico has also entered into NAFTA with the United States and Canada. In addition, Mexico signed an agreement providing for a framework for a free trade agreement in 1992 with Costa Rica, El Salvador, Guatemala, Honduras and Nicaragua as a step toward establishing a free-trade area.
Mexico entered into definitive free trade agreements with Costa Rica in April 1994 and Nicaragua in December 1997. Negotiations to reach free-trade agreements with the group formed by Guatemala, Honduras and El Salvador are continuing. A free trade agreement between Mexico and Chile went into effect on January 1, 1992. A free trade agreement with Colombia and Venezuela was signed in June 1994 and a similar agreement with Bolivia was signed in September 1994; both agreements entered into force in January 1995. In addition, Mexico and the European Union signed an agreement in March 2000 that will end all tariffs on their bilateral trade in industrial goods by 2007. Mexico is also in negotiations with Belize, Panama, Ecuador, Trinidad, Tobago and Peru and is taking steps to increase trade with Japan and other Pacific Rim countries. In connection with the implementation of NAFTA, amendments to several laws relating to financial services (including the Banking Law and the Securities Market Law) became effective on January 1, 1994. These measures permit non-Mexican financial groups and financial intermediaries, through Mexican subsidiaries, to engage in various activities in the Mexican financial system, including banking and securities activities.
In December 1998, Mexico lifted all remaining restrictions on foreign ownership of its largest banks, which had been excluded from the liberalization measures that became effective in 1994.

Economic Information Regarding Mexico

         During the period from World War II through the mid-1970s, Mexico experienced sustained economic growth. During the mid 1970s, Mexico experienced high inflation and, as a result, the government embarked on a high-growth strategy based on oil exports and external borrowing. The steep decline in oil prices in 1981 and 1982, together with high international interest rates and the credit markets' unwillingness to refinance maturing external Mexican credits, led in 1982 to record inflation, successive devaluations of the peso by almost 500% in total, a pubic sector deficit of 16.9% of GDP and, in August 1982, a liquidity crisis that precipitated subsequent restructurings of a large portion of the country's external debt. Through much of the 1980s, the Mexican economy continued to experience high inflation and large foreign indebtedness. In February 1990, Mexico became the first Latin American country to reach an agreement with external creditor banks and multi-national agencies under the U.S. Treasury's approach to debt reduction known as the "Brady Plan."

         The value of the Mexican Peso has been central to the performance of the Mexican economy. In 1989, the government implemented a devaluation schedule, pursuant to which the intended annual rate of devaluation was gradually lowered from 16.7% in 1989 to 11.4% in 1990, 4.5% in 1991 and 2.4% in 1992.
From October 1992 through December 20, 1994, the Mexican Peso/U.S. Dollar exchange rate was allowed to fluctuate within a band that widened daily. The ceiling of the band, which was the maximum selling rate, depreciated at a daily rate of 0.0004 Pesos (equal to approximately 4.5% per year), while the floor of the band, i.e., the minimum buying rate, remained fixed. Banco de Mexico agreed to intervene in the foreign exchange market to the extent that the Mexican Peso/U.S. Dollar exchange rate reached either the floor or the ceiling of the band.

         Beginning on January 1, 1994, volatility in the Mexican Peso/U.S. Dollar exchange rate began to increase, with the value of the Peso relative to the Dollar declining at one point to an exchange rate of 3.375 Mexican Pesos to the U.S. Dollar, a decline of approximately 8.69% from the high of 3.1050 pesos reached in early February 1994. This increased volatility was attributed to a number of political and economic factors, including a growing current account deficit, the relative overvaluation of the Peso, investor reactions to the increase in U.S. interest rates, lower than expected economic growth in

Mexico in 1993, uncertainty concerning the Mexican presidential elections in August 1994 and certain related developments.

         On December 20, 1994, increased pressure on the Mexican Peso/U.S. Dollar exchange rate led Mexico to increase the ceiling of the Banco de Mexico intervention band. That action proved insufficient to address the concerns of foreign investors, and the demand for foreign currency continued. On December 22, the government adopted a free exchange rate policy, eliminating the intervention band and allowing the Peso to float freely against the Dollar. The value of the Mexican Peso continued to weaken relative to the U.S. Dollar in the following days. There was substantial volatility in the Mexican Peso/U.S. Dollar exchange rate during the first quarter of 1995, with the exchange rate falling to a low point of 7.588 Mexican Pesos to the U.S. Dollar on March 13, 1995. By the end of April and through September 1995, the exchange rate began to stabilize; however, the exchange rate began to show signs of renewed volatility in October and November 1995. The Mexican Peso/U.S. Dollar exchange rate fell to a low for the year of 8.14 Mexican Pesos to the U.S. Dollar on November 13, 1995.

         In order to address the adverse economic situation that developed at the end of 1994, the government announced in January 1995 a new economic program and a new accord among the government and the business and labor sectors of the economy, which, together with a subsequent program announced in March 1995 and the international support package described below, formed the basis of Mexico's 1995 economic plan (the "1995 Economic Plan"). The objectives of the 1995 Economic Plan were to stabilize the financial markets, lay the foundation for a return to lower inflation rates over the medium-term, preserve Mexico's international competitiveness, maintain the solvency of the banking system and attempt to reassure long-term investors of the strong underlying fundamentals of the Mexican economy.

         The central elements of the 1995 Economic Plan were fiscal reform, aimed at increasing public revenues through price and tax adjustments and reducing public sector expenditures; restrictive monetary policy, characterized by limited credit expansion; stabilization of the exchange rate while maintaining the current floating exchange rate policy; reduction of the current account deficit; introduction of certain financial mechanisms to enhance the stability of the banking sector; and maintenance and enhancement of certain social programs, to ease the transition for the poorest segments of society.

         In addition to the actions described above, in the beginning of 1995, the government engaged in a series of discussions with the IMF, the World Bank, the Inter-American Development Bank and the U.S. and Canadian governments in order to obtain the international financial support necessary to relieve Mexico's liquidity crisis and aid in restoring financial stability to Mexico's economy. The proceeds of the loans and other financial support were used to refinance public sector short-term debt, primarily Tesobonos, to restore the country's international reserves and to support the banking sector. The largest component of the international support package was up to $20 billion in support from the United States pursuant to four related agreements entered into on February 21, 1995. During 1995, the U.S. government and the Canadian government disbursed $13.7 billion of proceeds to Mexico under these agreements and the North American Framework Agreement ("NAFA"), the proceeds of which were used by Mexico to refinance maturing short-term debt, including Tesobonos and $1 billion of short-term swaps under the NAFA. In a series of repayments and prepayments beginning in October 1995 and ending in January 1997, Mexico repaid all of its borrowings under the agreements.

         Using resources made available through the international support package as well as operations by Banco de Mexico, in 1995 Mexico altered its debt profile significantly. The outstanding balance of Tesobonos (which are dollar denominated) was reduced from $29.2 billion at December 31, 1994 to $16.2 billion at the end of the first quarter of 1995, $10.0 billion at the end of the second quarter, $2.5 billion at the end of the third quarter and $246 million at the end of the fourth quarter. By February 16, 1996, Mexico had no Tesobonos outstanding, and has not issued Tesobonos since that date. As of December 31, 1996, 100% of Mexico's net internal debt was denominated and payable in Mexican Pesos, as compared with only 44.3% of such debt at the end of 1994.

         On May 31, 1995, the government announced the Plan Nacional de Desarrollo 1995-2000 (1995-2000 National Development Plan, or the "Development Plan"). The Development Plan covers five topics: sovereignty; the rule of law; democratic development; social development; and economic growth. The fundamental strategic objective of the Development Plan is to promote vigorous and sustainable economic growth. Among other things, the Development Plan calls for steps to increase domestic savings, preferences for channeling foreign investment into direct productive investment, the elimination of unnecessary regulatory obstacles to foreign participation in productive activities and further deregulation of the economy.

         On October 26, 1996, the government announced the establishment of another accord among the government and the business, labor and agricultural sectors of the economy known as the Alianza para el Crecimiento Economico (Alliance for Economic Growth or "ACE"). The chief objectives of the ACE are to foster sustainable economic growth by emphasizing (i) the export sector, particularly through domestic and foreign investment, (ii) public investment, particularly in the hydrocarbon, electricity, transportation and water sectors and (iii) fiscal and monetary discipline in order to encourage an environment of greater price stability and lower interest rates.

         On December 31, 1997, the ACE expired. On February 24, 1998, the government and representatives of the labor, agriculture and business sectors signed the Acuerdo de Cooperacion y Consulta (Cooperation and Consultation Accord or "ACC"). In the ACC, the government and the three economic sectors agreed to increase productivity and competitiveness to prepare Mexico for the globalization of the world economy. The accord is based on the following commitments: (i) a pledge by the government and the three economic sectors to periodically examine the development of the Mexican economy and to create subcommissions or working groups to analyze specific economic problems; (ii) to allow the unimpeded negotiation of collective bargaining agreements and to foster a cooperative environment to achieve productivity and competitiveness goals, as well as the equitable distribution of any resulting benefits; (iii) to set as a priority workforce education and job training to increase productivity and to facilitate worker transition to changing production technology; and (iv) to catalyze capital investment, infrastructure development and labor retraining in rural areas, in order to increase productivity, competitiveness and the standards of living in such areas.

         On June 3, 1997, the government announced the Programa Nacional de Financiamiento del Desarrollo 1997-2000 (National Development Financing Program 1997-2000, or "PRONAFIDE"). The PRONAFIDE's goals are to: (i) achieve, on average, real GDP growth of 5% per year, (ii) generate more than one million jobs per year, (iii) increase real wages and salaries, (iv) strengthen the capacity of the government to respond to social needs and
(v) avoid economic crises of the types suffered by Mexico during the past 20 years.

         The effects of the devaluation of the Mexican Peso, as well as the government's response to that and related events, were apparent in the performance of the Mexican economy during 1995 and 1996. Mexico's trade deficit decreased during 1995, the value of imports decreasing by 8.7% between 1994 and 1995, to $72.5 billion in 1995. Although the value of imports in 1996 increased approximately 23.4% from 1995, to $89.5 billion, exports increased by almost the same amount. During 1995, Mexico registered a $7.089 billion trade surplus, its first annual trade surplus since 1989. Mexico continued to register a trade surplus in 1996 and 1997 but the surplus decreased by approximately 7.9% to $6.531 billion in 1996 and 90% to $624 million in 1997. In 1998, Mexico registered a $7.9 billion deficit in its trade balance and in 1999, Mexico registered a $5.4 billion deficit in its trade balance. During 1996 and 1997, Mexico's current account balance registered a deficit of $2.330 billion and $7.448 billion, respectively, as compared with a deficit of $1.576 billion in 1995. In 1998 and 1999, Mexico's current account balance registered a deficit of $15.723 billion and $14.013 billion, respectively. During the first three quarters of 2000, the current account balance registered deficits of $4.3 billion, $3.7 billion and $4.0 billion, respectively, compared to deficits of $3.3 billion, $3.0 billion nd $3.4 billion for the same periods in 1999.


         Banco de Mexico is currently disclosing reserve figures on a weekly basis. On December 31, 2000, Mexico's international reserves amounted to $33.6 billion, as compared to $30.7 billion at December 31, 1999, $30.1 billion on December 31, 1998, $28 billion on December 31, 1997, $17.5 billion at December 31, 1996, $15.7 billion at December 31, 1995 and $6.1 billion at December 31, 1994.


         During 1995 real GDP decreased by 6.2%, as compared with an increase of 4.5% during 1994. This downward trend continued into the first quarter of 1996, but turned around in the second quarter of 1996. The real GDP has continued to grow since that time, resulting in an overall GDP growth rate of 5.2% for 1996, 6.8% for 1997, 4.8% for 1998, 3.7% for 1999 and an estimated 6.9%
for 2000. Although the Mexican economy has stabilized since 1994, there can be no assurance that the government's plan will lead to a full recovery.



Statistical and Related Information
Concerning Mexico

         The following provides certain statistical and related information regarding historical rates of exchange between the U.S. Dollar and the Mexican Peso, information concerning inflation rates, historical information regarding the Mexican GDP and information concerning interest rates on certain Mexican Government Securities. Historical information is not necessarily indicative of future fluctuations or exchange rates. In 1982, Mexico imposed strict foreign exchange controls which shortly thereafter were relaxed and were eliminated in 1991.

         CURRENCY EXCHANGE RATES. There is no assurance that future regulatory actions in Mexico will not affect the Fund's ability to obtain U.S. Dollars in exchange for Mexican Pesos.

         The following table sets forth the exchange rates of the Mexican Peso to the U.S. Dollar announced by Banco de Mexico for the payment of obligations denominated in dollars and payable in Mexican Pesos within Mexico with respect to each year from 1989 to 2000.


                    Free Market Rate   Controlled Rate
                    ________________   _______________

                    End of             End of
                    Period    Average  Period        Average
                    ______    ________ _______       _______


1989. . . . . . .   2.681     2.483    2.637         2.453
1990. . . . . . .   2.943     2.838    2.939         2.807
1991. . . . . . .   3.075     3.016    3.065*        3.007*
1992. . . . . . .   3.119     3.094      --            --
1993. . . . . . .   3.192     3.155      --            --
1994. . . . . . .   5.325     3.375      --            --
1995. . . . . . .   7.643     6.419      --            --
1996. . . . . . .   7.851     7.599      --            --
1997. . . . . . .   8.083     7.918      --            --
1998. . . . . . .   9.865     9.136      --            --
1999                9.514     9.556      --            --
2000. . . . . . .   9.572     9.456

* Through November 10, 1991.

Source:  Banco de Mexico.

         INFLATION AND CONSUMER PRICES. Through much of the 1980s, the Mexican economy continued to be affected by high inflation, low growth and high levels of domestic and foreign indebtedness. The annual inflation rate, as measured by the consumer price index, rose from 28.7% in December 1981 to 159.2% in December 1987. In December 1987, the Mexican government agreed with labor and business to curb the economy's inflationary pressures by freezing wages and prices (the "1987 accord"). The 1987 accord included the implementation of restrictive fiscal and monetary policies, the elimination of trade barriers and the reduction of import tariffs. After substantive increases in public sector prices and utility rates, price controls were introduced.

         The 1987 accord was succeeded by a series of additional accords, each of which continued to stress the moderation of inflation, fiscal discipline and, in the case of accords entered into prior to 1995, a gradual devaluation of the peso. There was a gradual reduction in the number of goods and services whose prices were covered by such accords. The two most recent of these accords also incorporated a reduction in the income tax rate applicable to corporations and certain self-employed individuals from 35% to 34% and a reduction in the withholding tax applicable to interest payments on publicly issued external debt and external debt payable to certain financial institutions from 15% to 4.9%. These policies lowered the consumer inflation rate from 159.2% in 1987 to 7.1% in 1994.

         Over the medium term, the government is committed to reversing the decline in real wages experienced in the last decade through control of inflation, a controlled gradual upward adjustment of wages and a reduction in income taxes for the lower income brackets. Nonetheless, the effect of the devaluation of the peso and the government's response to that event and related developments caused a significant increase in inflation, as well a decline in real wages for much of the population, during 1995, when the inflation rate increased to 52.0%. Subsequent fiscal and monetary policies succeeded in lowering inflation during 1996 and 1997 (as measured by the increase in the National Consumer Price Index), to 27.7% and 15.7%, respectively. In 1998, inflation rose to 18.6%, well over the government's target of 12%, but fell to 12.3% in 1999.

         CONSUMER PRICE INDEX. The following table sets forth the changes in the Mexican consumer price index for the year ended December 31 for the years 1989 through 2000.


                                            Changes in
                                            National Consumer
                                            Price Index,
                                            Increase Over
                                            Previous Period
                                            _________________

         1989.............................     19.7
         1990.............................     29.9
         1991.............................     18.8
         1992.............................     11.9
         1993.............................      8.0
         1994.............................      7.1
         1995.............................     52.0
         1996.............................     27.7
         1997.............................     15.7
         1998.............................     18.6
         1999.............................     12.3
         2000.............................      9.0


Source: Banco de Mexico.

         MEXICAN GROSS DOMESTIC PRODUCT. The following table sets forth certain information concerning Mexico's GDP for the years 1991 through 1999 and for the first three quarters of 2000 at current and constant prices.


                       Gross       Gross              Change
                       Domestic    Domestic           from Prior
                       Product     Product at         Year at
                       at Current  Constant           Constant
                       Prices      1993 Prices(1)     Prices
                       __________  ___________        __________
                       (millions of Mexican Pesos)    (percent)

         1991. . . .     949,148      1,189,017           4.2
         1992. . . .   1,125,334      1,232,162           3.6
         1993. . . .   1,256,196      1,256,196           2.0
         1994. . . .   1,423,364      1,312,200           4.5
         1995. . . .   1,840,431      1,230,608          (6.2)
         1996. . . .   2,508,147      1,293,859           5.2
         1997. . . .   3,178,953      1,381,352           6.8
         1998. . . .   3,791,191      1,447,945           4.8
         1999. . . .   4,622,789(2)   1,501,008(2)        3.7
         2000. . . .   N/A            N/A                 6.9(2)


(1) Constant Peso with purchasing power at December 31, 1993, expressed in Pesos.
(2)  Preliminary.

Source:  Mexico's National Statistics, Geography and Informatics
Institute (INEGI).

         INTEREST RATES. The following table sets forth the average interest rates per annum on 28-day and 91-day CETES, which are peso-denominated Treasury bills, the average weighted cost of term deposits for commercial banks ("CPP"), the average interest rate ("TIIP") and the equilibrium interest rate ("TIIE") for the periods listed below.

                   Average CETES and Interest Rates
                  _________________________________

                      28-Day  91-Day
                      CETES   CETES  CPP     TIIP       TIIE
                      _____   _____  _____   _____      _____

1990:
         Jan.-June    41.2    40.7   43.2%   _____      _____
         July-Dec.    28.3    29.4   31.0    _____      _____
1991:

         Jan.-June    21.2    21.7   24.3    _____      _____
         July-Dec.    17.3    18.0   20.8    _____      _____
1992:
         Jan.-June    13.8    13.8   16.9    _____      _____
         July-Dec.    17.4    18.0   20.7    _____      _____
1993:
         Jan.-June    16.4    17.3   20.9    20.4(1)    _____
         July-Dec.    13.5    13.6   16.2    16.1       _____
1994:
         Jan.-June    13.0    13.5   14.2    15.3       _____
         July-Dec.    15.2    15.7   16.8    20.4       _____
1995:
         Jan.-June    55.0    54.3   49.6    63.6       71.2(2)
         July-Dec.    41.9    42.2   40.7    44.5       44.5
1996:
         Jan.-June    35.4    37.2   34.5    37.3       37.2
         July-Dec.    27.4    28.6   26.9    30.2       30.1
1997:
         Jan.-June    20.8    22.2   20.8    23.2       23.2
         July-Dec.    18.8    20.3   17.4    20.5       20.6
1998:
         Jan.-June    18.8    19.9   17.2    20.6       20.7
         July-Dec.    30.7    32.5   24.9    32.9       33.1

1999:
         Jan.-June    24.3    24.7   22.3    27.2       27.3
         July-Dec.    18.5    19.9   17.2    20.8       20.8

2000:
         Jan.-June    14.8    15.6   13.8    16.8       16.8


(1) February-June average.
(2) Average for the last two weeks of March.

Source: Banco de Mexico.

________________________________________________________________

     ADDITIONAL INFORMATION ABOUT THE REPUBLIC OF ARGENTINA
________________________________________________________________

Territory and Population

         The Republic of Argentina ("Argentina") is the second largest country in Latin America, occupying a territory of 2.8 million square kilometers (1.1 million square miles) (3.8 million square kilometers (1.5 million square miles) if territorial claims in the Antarctic and certain South Atlantic islands are included). It is located at the extreme south of the South American continent, bordered by Chile, Bolivia, Paraguay, Brazil,

Uruguay and the South Atlantic Ocean. Argentina consists of 23 provinces and the federal capital of Buenos Aires. In 1991, the year of the last Census, it had a population of approximately
32.6 million. Official projections have estimated that Argentina's population reached 37 million in 2000.


         The most densely inhabited areas and the traditional agricultural wealth are on the wide temperate belt that stretches across central Argentina. About one-third of the population lives in the greater Buenos Aires area. Six other urban centers, Cordoba, Rosario, Mendoza, San Miguel de Tucuman, Mar del Plata and La Plata, have a population of over 500,000 each. Approximately 79% of the country's population is urban.

Government

         The Argentine federal constitution (the "Constitution"), first adopted in 1853, provides for a tripartite system of government: an executive branch headed by a president; a legislative branch made up of a bicameral congress; and a judicial branch, of which the Supreme Court of Justice (the "Supreme Court") is the highest body of authority. The President is directly elected by the voters and may serve for a maximum of
two consecutive four-year terms.    The President directs the
general administration of the country and has the power to veto laws in whole or in part, although Congress may override a veto by a two-thirds vote. Presidential elections were last held on October 24, 1999.

         The Congress is made up of the Senate and the Chamber of Deputies. The 72-member Senate consists of three Senators for each province and the federal capital of Buenos Aires. Senators are elected for six-year terms, and serve in staggered terms so that one-third of the Senate's seats are subject to elections every two years. The Chamber of Deputies consists of 257 seats, which are allocated according to each province's population. Deputies are elected for four-year staggered terms so that one-half of the Chamber is subject to elections every two years.

         The judicial system comprises federal and provincial trial courts, courts of appeal and supreme courts. The supreme judicial power of the Republic is vested in the Supreme Court, which has nine members who are appointed for life by the President (subject to ratification by the Senate). Pursuant to amendments to the Constitution adopted in 1994, the President must select lower federal court judges from a list of nominees selected by an independent body comprised of lawyers and academics. In 1998 and 1999, steps were taken to implement this system, which was designed to minimize political influence in the selection and dismissal of judges.

         Each province has its own constitution, and elects its own governor, legislators and judges, without the intervention of the federal government.

Politics

         The three largest political parties in Argentina are the Partido Justicialista or Peronist Party ("PJ"), which evolved out of Juan Peron's efforts to expand the role of labor in the political process in the 1940s, the Union Civica Radical or Radical Civic Union ("UCR"), founded in 1890, and the Frente del Pais Solidario or Front for a Country in Solidarity ("Frepaso"), founded in 1994 by former members of the PJ and a small socialist party. In 1997, members of the UCR and the Frepaso formed a coalition called Alianza ("Alliance"), which has a platform focused on remedying social problems. Traditionally, the UCR has had more urban middle-class support and the PJ more labor support. At present, support for the PJ, the UCR and the Alliance is broadly based, with the Frepaso receiving most of its support from the federal district of Buenos Aires. Smaller parties occupy varied political positions on both sides of the political spectrum and some are active only in certain provinces. Following the October 24, 1999 Congressional elections, the Alliance held 125 seats in the Chamber of Deputies and the PJ held 101 seats. The next elections (Congressional) are required by law to be held no later than October 2001.


         Since 1983, which was the last year of military rule, Argentina has had three successive elected civilian Presidents. Raul Alfonsin, elected in 1983, was the first civilian president in six decades to stay in office until the scheduled election of a successor. His UCR Government re-established civilian rule, including a functioning Congress. The next president, Carlos Menem, a member of the PJ, won two successive elections in May 1989 and May 1995. In October 1999, Fernando de la Ruu, representing the Alliance, was elected President. President de la Ruu took office on December 10, 1999.

         Former President Menem was first elected with the backing of organized labor and business interests that traditionally supported a closed economy and a large public sector. Shortly after taking office, however, Mr. Menem adopted market-oriented and reformist policies, including an aggressive privatization program, a reduction in the size of the public sector and an opening of the economy to international competition. Mr. Menem won reelection in May 1995, but his popularity declined as the government faced allegations of corruption and criticism from both the ruling and opposition parties concerning its economic policies. The Alliance has not given any indication that it will seek an alternative economic model. Rather, President de la Ruu's campaign emphasized the themes of maintaining stability, improving social conditions and reducing the economy's vulnerability to external shocks. President de la Ruu has had a reputation for honesty and accountability, which contributed to his electoral success in 1999. However, since allegations erupted in mid-2000 about officials in his administration engaging in bribery with members of the legislature in connection with his labor reform initiatives, there has been growing concern about President de la Ruu's ability to successfully pursue the measures necessary to
maintain economic stability in Argentina.   President de la Ruu
has failed to distance himself from his officials involved in the scandal, resulting in the surprise resignation of Argentina's vice-president in October 2000.


         Argentina has diplomatic relations with 139 countries. It is a charter member of the United Nations and currently serves as a member of its Security Council. Argentina is a founding member of the Organization of American States and is also a member of the International Monetary Fund ("IMF") and the World Bank. Argentina became a member of the WTO on January 1, 1995 (the date on which the WTO superseded GATT). In October 1997, the United States designated Argentina as a non-NATO ally.

Monetary and Banking System

         The central bank of Argentina is the Banco Central de la Republica Argentina ("Central Bank of Argentina"). Its primary functions include the administration of the financial sector, note issue, credit control and regulation of foreign exchange markets. The currency unit of Argentina is the Argentine Peso. Under the government's medium-term program with the IMF, the government has agreed to maintain the present fixed exchange rate
of one Argentine Peso per U.S. Dollar.   Due to the ease of
convertibility between the Argentine Peso and the U.S. Dollar as a result of the government's exchange rate policies, changes in U.S. interest rates constitute a significant factor in determining Argentine Peso-U.S. Dollar capital flows.

Economic Information Regarding Argentina

         The Argentina economy has many strengths including a well balanced natural resource base and a high literacy rate. Since World War II, however, it has had a record of erratic growth, declining investment rates and rapid inflation. Since the implementation of the current reform program in March 1991, significant progress has been made in reducing inflation and increasing real GDP growth. Although the GDP declined by 2.8% in 1995, it increased during the following three years: 5.5% in 1996, 8.1% in 1997 and 3.9% in 1998. In 1999 the GDP contracted by 3.1%, but GDP grew by an estimated 0.8% in 2000. The recent slowdown of economic activity has been attributed to external economic conditions, including problems in Brazil, Argentina's main trading partner, as well as political uncertainties.


         DEREGULATION OF THE ECONOMY AND PRIVATIZATIONS. Deregulation of the domestic economy, liberalization of trade and reforms of investment regulations are prominent features of Argentina's structural adjustment program. In order to achieve the free functioning of markets, the government has undertaken an extensive program for the removal of economic restrictions and regulations and the promotion of competition.

         In 1989 and 1990, steps were taken to remove various regulations that restricted both international trade and domestic commerce. Restrictions were removed in order to allow the private sector to provide certain public services, such as telephone, electricity and natural gas, subject to governmental regulation.

         On October 31, 1991, the Argentine government promulgated its principal deregulation legislation which deregulated the domestic market for goods, services and transportation, abolished restrictions on imports and exports, abolished or simplified a number of regulatory agencies and allowed free wage bargaining in the private sector. In the financial sector, this legislation abolished all stamp taxes relating to publicly offered securities, all capital gains taxes on stocks and bonds held by non-resident investors and fixed commissions on the stock exchanges.

         In addition, Argentina has eliminated restrictions on foreign direct investment and capital repatriation. In 1993, legislation was adopted abolishing previous requirements of a three-year waiting period for capital repatriation. Under the legislation, foreign investors are permitted to remit profits at any time and to organize their companies and make use of domestic credit under the same rights and under the same conditions as local firms. As a result, foreign banks have made significant investments in Argentina's financial sector. As of March 1999, eight of the ten largest private sector banks were either foreign-owned or foreign-controlled. The process of deregulation and liberalization is continuing through the privatization process, the reform of the social security system, regional integration and further labor law reforms.

         In 1989, the State Reform Law declared certain enterprises eligible for privatization. In addition to increasing the efficiency of services provided by public sector enterprises, the privatizations have also served to reduce outstanding debt

(by applying cash proceeds and through the selective use of debt-to-equity conversions), increase reserves and increase tax revenues from the new owners of the enterprises. The privatization program has also served as an important conduit for direct foreign investment into Argentina, attracting interested investors from Asia, Europe, North America and Latin America.
The government completed 32 major privatizations in 1993, 11 in 1994 and 3 in 1995. On March 13, 1995 the government announced a new fiscal package, which included, among other measures, an acceleration in the sale of assets and the privatization of several additional companies. On August 1, 1997, the postal service was privatized and on January 23, 1998, the government officially unveiled a decree awarding the management of 33 of Argentina's airports to a private consortium, bringing to more than $30 billion the amount of assets sold since the privatization program began.

         On January 20, 1999, the government sold most of its residual interest (14.99%) in the Yacimientos Petroliferos Fiscales, the largest oil and natural gas producer in Argentina, in an auction in which major international oil firms were invited
to participate.    The only bidder was the Spanish company
Repsol, which made an offer for the minimum price. The $2.01 billion in proceeds from the sale were to be channeled to the Provincial Development Trust Fund. The government sold an additional 5.3% stake in YPF to Repsol on June 24, 1999 for $842 million. The government will retain one "golden share" granting it veto power over any strategic decisions.

         On February 2, 1999, the government sold the first tranche of 25% in Banco Hipotecario National, the national
mortgage bank, which raised $307.5 million.    The proceeds were
to be used to pay back the $220 million bridge loan obtained in 1998 from the banks in charge of organizing the sale; the balance will be used to capitalize the Regional Infrastructure Fund. The sale of the shares had been postponed on several occasions during 1998 because of the adverse conditions in the international financial markets.

         The following provides certain statistical and related information regarding historical rates of exchange between the U.S. Dollar and the Argentine Peso, information concerning inflation rates, historical information concerning the Argentine GDP and information concerning interest rates on certain Argentine Government Securities. Historical statistical information is not necessarily indicative of future developments.

         CURRENCY EXCHANGE RATES. The Argentine foreign exchange market was highly controlled until December 1989, when a free exchange rate was established for all foreign transactions.
Since the institution of the Convertibility Law on April 1, 1991, the Argentine currency has been tied to the U.S. Dollar. Under the Convertibility Law, the Central Bank of Argentina must maintain a reserve in foreign currencies, gold and certain public bonds denominated in foreign currencies equal to the amount of outstanding Argentine currency and is obliged to sell dollars to any person who so requires at a rate of one peso to one dollar. From April 1, 1991 through the end of 1991, the exchange rate was approximately 10,000 Australes (the predecessor to the Argentine
Peso) per U.S. Dollar. On January 1, 1992 the Argentine Peso equal to 10,000 Australes was introduced. Since January 1, 1992, the rate of exchange from Argentine Peso to U.S. Dollar has been approximately one to one. However, the historic range of exchange rates is not necessarily indicative of future rates. Future rates of exchange cannot be predicted.

         The following table sets forth, for each year indicated, the nominal exchange rates of Argentine Peso to U.S. Dollar as of the last day of the period indicated.

                                            Free Rate

         1990 . . . . . . . . . . . .        .5590
         1991 . . . . . . . . . . . .        .9990
         1992 . . . . . . . . . . . .        .9990
         1993 . . . . . . . . . . . .        .9990
         1994 . . . . . . . . . . . .       1.0
         1995 . . . . . . . . . . . .       1.0
         1996 . . . . . . . . . . . .       1.0
         1997 . . . . . . . . . . . .       1.0
         1998 . . . . . . . . . . . .       1.0
         1999 . . . . . . . . . . . .       1.0
         2000 . . . . . . . . . . . .       1.0

Source:  Banco Central de la Republica Argentina.

         WAGES AND PRICES. Prior to the adoption of the economic plan announced by former Economy Minister Domingo F. Cavallo in March 1991, the Argentine economy was characterized by low and erratic growth, declining investment rates and rapid inflation. Argentina's high inflation rates and balance of payments imbalances during the period from 1975 to 1990 resulted mainly from a lack of control over fiscal policy and the money supply. Large subsidies to state-owned enterprises and an inefficient tax collection system led to large persistent public-sector deficits which were financed in large part through increases in the money supply and external financings. High inflation combined with the lag between the accrual and receipt of taxes reduced real tax revenues and increased the size of the deficit, further fueling the inflationary cycle. Inflation accelerated on several occasions and turned into hyperinflation in 1989 and the end of 1990, with prices rising at an annual rate of 1,000% or more.

         During the 1980s and in 1990, the Argentine government instituted several economic plans to stabilize the economy and foster real growth, all of which failed after achieving initial success mainly because the government was unable to sustain reductions in the public deficit. The government's initial stabilization efforts included a devaluation of the Austral, a fixed exchange rate, wage and price controls and a sharp rise in public utility rates.

         The government's efforts proved inadequate, however, and foreign exchange markets declined sharply in anticipation of a new bout of hyperinflation. The government adopted a new set of stabilization measures in December 1989 which abandoned attempts to control wages, prices and the exchange rate and sought to restrain the public deficit which was believed to be the principal cause of Argentina's chronic inflation. The new stabilization plan (called the Bonex Plan) featured, among other things, tax reforms, a tighter rein on public enterprises and restrictions on lending activities of the public sector banks (which had been financing provincial government deficits through loans which were in turn financed with discounts from the Central
Bank), government personnel cuts and a reliance on cash income generated by privatizations to reduce the public sector deficit. The plan also eliminated all restrictions on foreign exchange transactions. In addition, the plan froze fixed-rate short-term bank deposits pursuant to which holders of 7- to 30-day deposits were permitted to withdraw no more than the equivalent of approximately U.S. $1,000 from their accounts, and the balance was made payable only in 10-year U.S. Dollar denominated government bonds (Bonex 89). The plan also provided for the compulsory exchange of certain domestic currency denominated bonds for Bonex 89.

         The stabilization effort succeeded in ending temporarily the period of hyperinflation, but not in ending the Argentine economy's susceptibility to inflation. In late 1990, a deterioration in the finances of the social security system and provincial governments led to an expansion of Central Bank credit. The Central Bank loaned funds to the social security system to allow it to meet year-end payments and also funded provincial banks suffering deposit runs. The provincial banks continued to lend to finance provincial government deficits. The credit expansion led to downward market pressure on the Austral, and a resurgence of price inflation. Between December 1989 and December 1990, the CPI rose 1,343.9%, which was significantly less than the 4,923.6% increase in 1989, but was still an unacceptably high inflation rate. The government responded by installing a new economic team headed by Economy Minister Cavallo, which acted to reduce the public sector deficit by increasing public utility rates and taxes and by developing a new stabilization program.

         The Argentine government's current stabilization program is built around the plan announced by Economy Minister Cavallo on March 20, 1991 (the "Convertibility Plan", as amended and supplemented), and approved by Congress through passage of the Convertibility Law. The Convertibility Plan has sought to reduce inflation and restore economic stability through reforms relating to the tax system, privatizations and the opening of the economy that are intended to address underlying structural problems that had distorted fiscal and monetary policy.

         The Convertibility Plan is centered on the two following fundamental principles:

         (1) Full international reserve backing for the monetary base. The monetary base (consisting of currency in circulation and peso deposits of financial entities with the Central Bank) is not to exceed the Central Bank's gross international assets as a fixed rate of one Argentine Peso per U.S. Dollar. This effectively means that the money supply can be increased only when backed by increases in the level of international reserves, and not whenever the public sector deficit or the financial sector needs to be financed. Gross international assets include the Central Bank's holdings of gold, foreign exchange (including short-term investments), U.S. Dollar denominated Argentine government bonds (in an amount not to exceed 30% of total assets) and its net Asociacion Latinoamericana de Integraction ("ALADI") claims (except overdue claims) all freely available and valued at market prices. Under this arrangement, in which the Argentine Peso is fully convertible into the U.S. Dollar, no increase in the domestic monetary base can occur without an equivalent increase in gross international assets at the one Argentine Peso per U.S. Dollar rate; and

         (2) the prohibition of financing of fiscal deficits through Central Bank lending and fiscal control to contain expenditures and foster tax revenues.

         The IMF has supported the implementation of the Convertibility Plan and designed a financial program for the Argentine public sector. In the event of any noncompliance with the program, Argentina is required to consult in the first instance with the IMF in order to obtain a waiver and, if required, revise the program to remedy the situation. In the second half of 1994, the Government decided to seek private financing rather than utilize its EFF allotment for that period. After the onset of the Mexican currency crisis, however, the Government determined that it was necessary to seek further funding through the EFF program, including drawing down on its unused quota for the later part of 1994. Negotiations with the IMF led to approval in April 1995 of economic performance waivers for the last two quarters of 1994, an extension of the EFF credit for a fourth year through March 30, 1996, and an increase in the amount of the EFF credit by the equivalent of approximately $2.4 billion to a total of approximately $6.3 billion. On February 4, 1998, the IMF, citing Argentina's strong macroeconomic performance in 1997, announced its approval of a new three-year EFF credit for Argentina in the amount of approximately $2.8 billion to support the government's medium-term economic reform program for 1998-2000. Among other targets, the agreement required that Argentina not exceed a public fiscal deficit of $3.85 billion for 1998.

         Three times during 1999, due to falling tax revenues and political considerations that made spending cuts difficult, Argentine authorities renegotiated their 1999 fiscal deficit targets with the IMF. The fiscal deficit targets were raised to $5.1 billion pursuant to the most recent agreement with the IMF. Argentina also renewed its commitment to the structural reform programs already a part of its agreement with the IMF. These include the "fiscal convertibility" law to legally establish a declining trend for the fiscal deficit, reform of the revenue-sharing mechanism with the provinces, reform of the Central Bank Charter and the legal framework of Argentina's financial institutions, privatization of Argentina's largest bank, which Congress explicitly prohibited in a law passed in May 1999, and social security and labor reforms. Nonetheless, Argentina's 1999 fiscal deficit was $7.1 billion, excluding privatization proceeds.

         In October 1999 Argentina became the first country to take part in a new World Bank program designed to relieve financial pressure in countries that meet economic and social reform targets. Under the new program, Argentina was able to sell $1.5 billion in bonds backed by a "policy-based guarantee" of the World Bank. The bonds were rated investment grade by Standard & Poor's, which cited the World Bank's backing and Argentina's "unblemished record" in servicing multilateral debt.

         Argentina, like other Latin American countries, has been affected by the recent financial instability in Asia. In October 1998, Argentina negotiated a $4 billion aid package with the World Bank and the Inter-American Development Bank. Argentina also announced the issuance of $11 billion in 29-year Treasury bonds in the domestic market, which were placed in six monthly installments between October 1998 and March 1999. The government also obtained a bridge loan for $700 million with private domestic and international banks. As a result, at the start of the fourth quarter of 1998, the government had raised enough funds to cover its borrowing needs until March 1999. During 1999, Argentina raised $22.4 billion, meeting its funding needs for 1999. The $22.4 billion included $11.3 billion of debt issued in the international market, $1.4 billion in World Bank and IADB financing, $7.4 billion of debt issued on the domestic market, and $2.3 billion from privatizations.


         Upon taking office on December 10, 1999, President de la Ruu declared the fiscal deficit to be Argentina's worst enemy and moved quickly to push a budget package through Congress to reduce the deficit with spending cuts and tax increases. The package calls for a $5 billion spending reduction and a $4.5 billion budget deficit target. President de la Ruu also submitted several bills to Congress requesting labor reforms and the granting of additional powers to the government in order to facilitate fiscal deficit reduction. Although President de la Ruu has faced political resistance in the PJ-controlled Senate, which has thwarted his efforts to adopt many of his proposed structural reforms, his aggressive efforts have shown a measure of success. Due to the new President's aggressive efforts, the IMF and Argentina reached agreement on a three-year US$7.4 billion standby credit facility. The extended credit facility sets a limit of US$4.7 billion on the 2000 deficit, down from US$7.1 billion in 1999. Although President de la Ruu's efforts succeeded in meeting fiscal targets at the beginning of 2000, Argentina's fiscal performance in the second quarter of 2000 was disappointing, resulting in a new fiscal adjustment package at the end of May, focusing on public sector wage cuts. Other initiatives include the reform of the social security and health care systems. In January 2000 Argentina successfully completed its first long-term global bond offering since 1997.

         Reducing the fiscal deficit has been made more difficult by Argentina's stagnant economy, resulting in an extension of the target date for achieving fiscal balance from 2003 to 2005. In December 2000, amid growing concerns about the possibility of a debt default in 2001, the IMF and several other international lenders put together a $39.7 billion package of emergency credits that will cover the cost of most government debt payments through 2003.


         The Convertibility Plan has simplified fiscal and market regulations and reallocated state activities to the private sector, thereby reducing state expenditures, increasing the amount of federal revenues and at the same time encouraging domestic private sector initiative and foreign investment. Since the Convertibility Plan was introduced in March 1991, inflation as measured by the consumer price index declined from a 27.0% monthly rate in February 1991 to a 0.3% monthly rate in December 1992 and resulted in a 24.8% annual rate for 1992. Inflation has decreased steadily since then, to an annual rate of 0.9% in 1998, (1.2%) in 1999 and (-0.9%) in 2000.

         Although President de la Ruu has publicly declared his support of the Convertibility Plan, there is no assurance that in the future, the Convertibility Plan will not be modified or abandoned.

         The international financial crises of 1998 and their impact on the domestic banking sector prompted the authorities to adopt new measures to prevent a run on bank deposits, as well as to improve the strength and performance of Argentina's banks. In September 1998, the Central Bank increased the amount covered by deposit insurance and extended coverage to large deposits, which had previously been uninsured.

         CONSUMER PRICE INDEX. The following table sets forth for 1990-2000 the change in Argentine Consumer Prices for the twelve months ended December 31.


                            INFLATION

                                                 Consumer Prices,
                                                 Increase Over
                                                 Previous Period
                                                 ----------------

         1990...................................    1,343.9
         1991...................................       84.1
         1992...................................       24.8
         1993...................................       10.6
         1994...................................        4.2
         1995(1)................................        3.4
         1996(1)................................        0.2
         1997...................................        0.5
         1998 ..................................        0.9
         1999 ..................................       (1.2)
         2000(2)................................       (0.9)

         (1) In 1996, a new index was introduced called the Indice Precios Internos al por Mayor (IPIM). The IPIM is broadly similar to the index formerly used to determine wholesale price inflation, but varies slightly as to the weighted average of the goods measured in the index. The 1995 figures were also recalculated using the new IPIM index.

         (2)  Estimated

___________________

Source:  Banco Central de la Republica Argentina; Economist
Intelligence Unit.

         ARGENTINE GROSS DOMESTIC PRODUCT. The following table sets forth Argentina's GDP for the years 1993 through 2000 at current and constant prices.


                                   Gross              Change
                                   Domestic           from Prior
                       Gross       Product at         Year at
                       Domestic    Constant           Constant
                       Product     1993 Prices        Prices
                       ________    ___________        ___________
                       (millions of Argentine Pesos)  (percent)

         1993           236,500        208,300         N/A
         1994           257,440        250,308           5.8
         1995           258,032        243,186          (2.8)
         1996           272,150        256,626           5.5
         1997           292,859        277,441           8.1
         1998           298,131        288,195           3.9
         1999           283,133        279,215          (3.1)
         2000(1)        285,000        N/A               0.8


_______________
Source: Ministerio de Economia, Obras y Servicios Publicos;
National Bureau of National Accounts.


(1) Estimated


________________________________________________________________

                     MANAGEMENT OF THE FUND
________________________________________________________________

Adviser

         Alliance Capital Management L.P. (the "Adviser" or "Alliance"), a Delaware limited partnership with principal offices at 1345 Avenue of the Americas, New York, New York 10105, has been retained under an investment advisory agreement (the "Advisory Agreement") to provide investment advice and, in general, to conduct the management and investment program of the Fund under the supervision of the Fund's Board of Directors (see "Management of the Fund" in the Prospectus).

         The Adviser is a leading international adviser managing client accounts with assets as of December 31, 2000 totaling more than $454 billion (of which more than $175 billion represented assets of investment companies). As of December 31, 2000, the

Adviser managed retirement assets for many of the largest public and private employee benefit plans (including 43 of the nation's FORTUNE 100 companies), for public employee retirement funds in 41 states, for investment companies, and for foundations, endowments, banks and insurance companies worldwide. The 49 registered investment companies managed by the Adviser, comprising 135 separate investment portfolios, currently have approximately 6.5 million shareholder accounts.


         Alliance Capital Management Corporation ("ACMC") is the general partner of Alliance and an indirect wholly-owned subsidiary of AXA Financial, Inc. ("AXA Financial"), a Delaware corporation whose shares are traded on the New York Stock Exchange ("NYSE"). As of October 2, 2000, AXA Financial and certain of its subsidiaries were the beneficial owners of approximately 52% of the outstanding Alliance units. Alliance Capital Management Holding L.P. ("Alliance Holding") owned approximately 30% of the outstanding Alliance units.* Equity interests in Alliance Holding are traded on the NYSE in the form of units. Approximately 98% of such units are owned by the public and management or employees of Alliance and approximately 2% are owned by AXA Financial. As of June 30, 2000, AXA, a French insurance holding company, owned approximately 60% of the issued and outstanding shares of common stock of AXA Financial.

         Under the Advisory Agreement, the Adviser provides investment advisory services and order placement facilities for the Fund and pays all compensation of Directors and officers of the Fund who are affiliated persons of the Adviser. The Adviser or its affiliates also furnishes the Fund, without charge, management supervision and assistance and office facilities and provide persons satisfactory to the Fund's Board of Directors to serve as the Fund's officers.

         The Adviser is, under the Advisory Agreement,
responsible for certain expenses incurred by the Fund, including, for example, office facilities and certain administrative
____________________

* Until October 29, 1999, Alliance Holding served as the investment adviser to the Fund. On that date, Alliance Holding reorganized by transferring its business to the Adviser. Prior thereto, the Adviser had no material business operations. One result of the organization was that the Advisory Agreement, then between the Fund and Alliance Holding, was transferred to the Adviser, and ownership of Alliance Fund Distributors, Inc. and Alliance Fund Services, Inc., the Fund's principal underwriter and transfer agent, respectively, also was transferred to the Adviser.

services, and any expenses incurred in promoting the sale of Fund shares (other than the portion of the promotional expenses borne by the Fund in accordance with an effective plan pursuant to Rule 12b-1 under the 1940 Act, and the costs of printing Fund prospectuses and other reports to shareholders and fees related to registration with the Commission and with state regulatory authorities).

         The Fund has, under the Advisory Agreement, assumed the obligation for payment of all of its other expenses. As to the obtaining of services other than those specifically provided to the Fund by the Adviser, the Fund may utilize personnel employed by the Adviser or by other subsidiaries of Equitable. The Fund may employ its own personnel or contract for services to be performed by third parties. In such event, the services will be provided to the Fund at cost and the payments specifically approved by the Fund's Board of Directors. The Fund paid to the Adviser a total of $148,508 in respect of such services during the fiscal year of the Fund ended in 2000.


         The Advisory Agreement is terminable without penalty by a vote of a majority of the Fund's outstanding voting securities or by a vote of a majority of the Fund's Directors on 60 days' written notice, or by the Adviser on 60 days' written notice, and will automatically terminate in the event of its assignment. The Advisory Agreement provides that in the absence of willful misfeasance, bad faith or gross negligence on the part of the Adviser, or of reckless disregard of its obligations thereunder, the Adviser shall not be liable for any action or failure to act in accordance with its duties thereunder.

         The Advisory Agreement became effective on July 22, 1992. The Advisory Agreement was approved by the unanimous vote, cast in person, by the Fund's Directors (including the Directors who are not parties to the Advisory Agreement or "interested persons", as defined in the 1940 Act, of any such party) at a meeting called for that purpose held on February 21, 1992, and by the Fund's sole shareholder on February 21, 1992. The Advisory Agreement continues in force for successive twelve-month periods (computed from each November 1), provided that such continuance is specifically approved at least annually by the Fund's Directors or by a majority vote of the holders of the outstanding voting securities of the Fund, and, in either case, by a majority of the Directors who are not parties to the Advisory Agreement or interested persons as defined in the 1940 Act of any such party. The Advisory Agreement was approved for another annual term by a vote, cast in person, of the Directors, including a majority of the Directors who are not parties to the Advisory Agreement or interested persons of any such party, at their meeting held on October 19, 2000.

         For the services rendered by the Adviser under the Advisory Agreement, the Fund pays the Adviser a monthly fee at an annual rate of .65 of 1% of the average daily value of the Fund's adjusted total assets (i.e., the average daily value of the total assets of the Fund, minus the sum of accrued liabilities of the Fund, other than the principal amount of money borrowed). For the fiscal years of the Fund ended in 1998, 1999 and 2000, the Adviser received from the Fund advisory fees of $16,629,250, $15,278,301 and $14,591,214, respectively.


         Certain other clients of the Adviser may have investment objectives and policies similar to those of the Fund. The Adviser may, from time to time, make recommendations which result in the purchase or sale of a particular security by its other clients simultaneously with the Fund. If transactions on behalf of more than one client during the same period increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price or quantity. It is the policy of the Adviser to allocate advisory recommendations and the placing of orders in a manner which is deemed equitable by the Adviser to the accounts involved, including the Fund.
When two or more of the clients of the Adviser (including the Fund) are purchasing or selling the same security on a given day from the same broker-dealer, such transactions may be averaged as to price.

         The Adviser may act as an investment adviser to other persons, firms or corporations, including investment companies, and is investment adviser to AFD Exchange Reserves, Alliance All-Asia Investment Fund, Inc., Alliance Balanced Shares, Inc., Alliance Bond Fund, Inc., Alliance Capital Reserves, Alliance Disciplined Value Fund, Inc., Alliance Global Dollar Government Fund, Inc., Alliance Global Small Cap Fund, Inc., Alliance Global Strategic Income Trust, Inc., Alliance Government Reserves, Alliance Greater China '97 Fund, Inc., Alliance Growth and Income Fund, Inc., Alliance Health Care Fund, Inc., Alliance High Yield Fund, Inc., Alliance Institutional Funds, Inc., Alliance Institutional Reserves, Inc., Alliance International Fund, Alliance International Premier Growth Fund, Inc., Alliance Money Market Fund, Alliance Multi-Market Strategy Trust, Inc., Alliance Municipal Income Fund, Inc., Alliance Municipal Income Fund II, Alliance Municipal Trust, Alliance New Europe Fund, Inc., Alliance Premier Growth Fund, Inc., Alliance Quasar Fund, Inc., Alliance Real Estate Investment Fund, Inc., Alliance Select Investor Series, Inc., Alliance Technology Fund, Inc., Alliance Utility Income Fund, Inc., Alliance Variable Products Series Fund, Inc., Alliance Worldwide Privatization Fund, Inc., The Alliance Fund, Inc., The Alliance Portfolios, EQ Advisors Trust and Sanford C. Bernstein Fund, Inc., all registered open-end investment companies; and to ACM Government Income Fund, Inc., ACM Government Opportunity Fund, Inc., ACM Managed Dollar Income Fund, Inc., ACM Managed Income Fund, Inc., ACM Municipal Securities Income Fund, Inc., Alliance All-Market Advantage Fund, Inc., Alliance World Dollar Government Fund, Inc., Alliance World Dollar Government Fund II, Inc., The Austria Fund, Inc., The Korean Investment Fund, Inc., The Southern Africa Fund, Inc. and The Spain Fund, Inc., all registered closed-end investment companies.


DIRECTORS AND OFFICERS

         The business and affairs of the Fund are managed under the direction of the Board of Directors. The Directors and officers of the Fund, their ages and their principal occupations during the past five years are set forth below. Each such Director and officer is also a trustee, director or officer of other registered investment companies sponsored by the Adviser. Unless otherwise specified, the address of each such person is 1345 Avenue of the Americas, New York, New York 10105.

         JOHN D. CARIFA,**  55, Chairman of the Board, is the
President, Chief Operating Officer and a Director of Alliance
Capital Management Corporation ("ACMC"), with which he has been associated since prior to 1996.

         RUTH BLOCK, 70, was formerly an Executive Vice President and the Chief Insurance Officer of The Equitable Life Assurance Society of the United States; Chairman and Chief Executive Officer of Evlico; Director of Avon, Tandem Financial Group and Donaldson, Lufkin & Jenrette Securities Corporation. She is currently a Director of Ecolab Incorporated (specialty chemicals) and BP Amoco Corporation (oil and gas). Her address is P.O. Box 4623, Stamford, Connecticut 06903.

         DAVID H. DIEVLER, 71, is an independent consultant. Until December 1994 he was Senior Vice President of ACMC responsible for mutual fund administration. Prior to joining ACMC in 1984 he was Chief Financial Officer of Eberstadt Asset Management since 1968. Prior to that he was a Senior Manager at Price Waterhouse & Co. Member of American Institute of Certified Public Accountants since 1953. His address is P.O. Box 167, Spring Lake, New Jersey 07762.


____________________

**     An "interested person" of the Fund as defined in the 1940
       Act.

         JOHN H. DOBKIN, 59, is a consultant. Formerly, he was a Senior Adviser (June 1999 - June 2000) and President (December 1989-May 1999) of Historic Hudson Valley (historic preservation). Previously, he was Director of the National Academy of Design. During 1988-92, he was a Director and Chairman of the Audit Committee of ACMC. His address is P.O. Box 12, Annandale, New York 12504.

         WILLIAM H. FOULK, JR., 68, is an Investment Adviser and an independent consultant. He was formerly Senior Manager of Barrett Associates, Inc., a registered investment adviser, with which he had been associated since prior to 1996. He was formerly Deputy Comptroller of the State of New York and, prior thereto, Chief Investment Officer of the New York Bank for Savings. His address is Room 100, 2 Greenwich Plaza, Greenwich, Connecticut 06830.

         CLIFFORD L. MICHEL, 61, is Senior Counsel at the law firm of Cahill Gordon & Reindel with which he has been associated since prior to 1996. He is President and Chief Executive Officer of Wenonah Development Company (investments) and a Director of Placer Dome, Inc. (mining). His address is St. Bernard's Road, Gladstone, New Jersey 07934.

         DONALD J. ROBINSON, 66, is Senior Counsel to the law firm of Orrick, Herrington & Sutcliffe LLP since prior to 1996. He was formerly a senior partner and a member of the Executive Committee of that firm. He was also a member of the Municipal Securities Rulemaking Board and Trustee of the Museum of the City of New York. His address is 98 Hell's Peak Road, Weston, Vermont 05161.


OFFICERS

         JOHN D. CARIFA, Chairman and President, see biography,
"Directors" section above.

         KATHLEEN A. CORBET, 41, Senior Vice President, is an
Executive Vice President of ACMC, with which she has been associated since prior to 1996.

         WAYNE D. LYSKI, 59, Senior Vice President, is an
Executive Vice President of ACMC, with which he has been associated since prior to 1996.

         EDMUND P. BERGAN, JR., 50, Secretary, is a Senior Vice
President and the General Counsel of Alliance Fund Distributors,
Inc. ("AFD") and Alliance Global Investor Services, Inc.
("AGIS"), with which he has been associated since prior to 1996.

         ANDREW L. GANGOLF, 46, Assistant Secretary, is a Senior
Vice President and Assistant General Counsel of AFD, with which he has been associated since prior to 1996.

         DOMENICK PUGLIESE, 39, Assistant Secretary, is a Senior
Vice President and Assistant General Counsel of AFD, with which he has been associated since prior to 1996.

         MARK D. GERSTEN, 50, Treasurer and Chief Financial
Officer, is a Senior Vice President of AGIS and a Vice President of AGIS, with which he has been associated since prior to 1996.

         JUAN J. RODRIGUEZ, 43, Controller, is a Vice President of AFS, with which he has been associated since prior to 1996.


         The aggregate compensation paid by the Fund to each of the Directors during its fiscal year ended November 30, 2000, the aggregate compensation paid to each of the Directors during calendar year 2000 by all of the registered investment companies to which the Adviser provides investment advisory services (collectively, the "Alliance Fund Complex"), and the total number of registered investment companies (and separate investment portfolios within those companies) in the Alliance Fund Complex with respect to which each of the Directors serves as a director or trustee, are set forth below. Neither the Fund nor any registered investment company in the Alliance Fund Complex provides compensation in the form of pension or retirement benefits to any of its directors or trustees. Each of the Directors is a director or trustee of one or more other registered investment companies in the Alliance Fund Complex.

                                                                Total Number
                                                                of Investment
                                              Total Number      Portfolios
                                              of Investment     within the
                                              Companies in the  Alliance
                                              Alliance Fund     Fund Complex,
                                              Complex,          Including
                                 Total        Including the     the Fund,
                                 Compensation Fund, as to which as to which
                   Aggregate     from the     the Director      the Director
                   Compensation  Alliance     is a Director     is a Director
Name of Director   From the Fund Fund Complex or Trustee        or Trustee

John D. Carifa         $-0-        $-0-            45              103
Ruth Block             $4,268      $155,738        34               80
David H. Dievler       $4,376      $223,025        40               86
John H. Dobkin         $4,376      $187,175        37               83
William H. Foulk, Jr.  $4,374      $220,738        41              100
Clifford L. Michel     $4,377      $171,138        35               83
Donald J. Robinson     $4,375      $160,777        37               93


         As of February 2, 2001, the Directors and officers of the Fund as a group owned less than 1% of the shares of the Fund.


_________________________________________________________________

                      EXPENSES OF THE FUND
_________________________________________________________________

DISTRIBUTION SERVICES AGREEMENT

         The Fund has entered into a Distribution Services Agreement (the "Agreement") with AFD, the Fund's principal underwriter (the "Principal Underwriter"), to permit the Principal Underwriter to distribute the Fund's shares and to permit the Fund to pay distribution services fees to defray expenses associated with the distribution of its Class A, Class B and Class C shares in accordance with a plan of distribution which is included in the Agreement and has been duly adopted and approved in accordance with Rule 12b-1 adopted by the Commission under the 1940 Act (the "Rule 12b-1 Plan").

         During the Fund's fiscal year ended November 30, 2000, the Fund paid distribution services fees for expenditures under the Agreement, with respect to Class A shares, in amounts aggregating $2,591,118 which constituted .30%, annualized, of the Fund's aggregate average daily net assets attributable to the Class A shares during the period, and the Adviser made payments from its own resources, as described above, aggregating

$2,492,178. Of the $5,083,296 paid by the Fund and the Adviser under the Rule 12b-1 Plan with respect to the Class A shares, $133,972 was spent on advertising, $20,394 on the printing and mailing of prospectuses for persons other than current shareholders, $3,409,514 for compensation to broker-dealers and other financial intermediaries (including $337,703 to the Fund's Principal Underwriter), $711,452 for compensation to sales personnel and $807,964 was spent on the printing of sales literature, travel, entertainment, due diligence and other promotional expenses.


         During the Fund's fiscal year ended November 30, 2000, the Fund paid distribution services fees for expenditures under the Agreement, with respect to Class B shares, in amounts aggregating $8,733,902 which constituted 1.00%, annualized, of the Fund's aggregate average daily net assets attributable to the Class B shares during the period, and the Adviser made payments from its own resources, as described above, aggregating $488,819. Of the $9,222,721 paid by the Fund and the Adviser under the Rule 12b-1 Plan, $147,430 was spent on advertising, $33,518 on the printing and mailing of prospectuses for persons other than current shareholders, $6,741,773 for compensation to broker-dealers and other financial intermediaries (including $348,610 to the Fund's Principal Underwriter), $674,100 for compensation to sales personnel and $593,753 was spent on the printing of sales literature, travel, entertainment, due diligence and other promotional expenses, and $1,032,147 in interest on Class B shares financing.


         During the Fund's fiscal year ended November 30, 2000, the Fund paid distribution services fees for expenditures under the Agreement, with respect to Class C shares, in amounts aggregating $2,577,058 which constituted 1.00%, annualized, of the Fund's aggregate average daily net assets attributable to the Class C shares during the period, and the Adviser made payments from its own resources, as described above, aggregating $1,382,698. Of the $3,959,756 paid by the Fund and the Adviser under the Rule 12b-1 Plan with respect to Class C shares, $50,123 was spent on advertising, $9,617 on the printing and mailing of prospectuses for persons other than current shareholders, $3,450,035 for compensation to broker-dealers and other financial intermediaries (including $118,125 to the Fund's Principal Underwriter), $234,983 for compensation to sales personnel, $201,752 was spent on the printing of sales literature, travel, entertainment, due diligence and other promotional expenses and $13,246 in interest on Class C shares financing.

         Distribution services fees are accrued daily and paid monthly and are charged as expenses of the Fund as accrued. The distribution services fees attributable to the Class B shares and Class C shares are designed to permit an investor to purchase such shares through broker-dealers without the assessment of an initial sales charge, and at the same time to permit the Principal Underwriter to compensate broker-dealers in connection with the sale of such shares. In this regard, the purpose and function of the combined contingent deferred sales charges and distribution services fees on the Class B shares and Class C shares are the same as those of the initial sales charge and distribution services fee with respect to the Class A shares in that in each case the sales charge and distribution services fee provide for the financing of the distribution of the relevant class of the Fund's shares.

         With respect to Class A shares of the Fund, distribution expenses accrued by AFD in one fiscal year may not be paid from distribution services fees received from the Fund in subsequent fiscal years. AFD's compensation with respect to Class B and Class C shares under the Rule 12b-1 Plan of the Fund is directly tied to the expenses incurred by AFD. Actual distribution expenses for Class B and Class C shares for any given year, however, will probably exceed the distribution services fees payable under the Rule 12b-1 Plan with respect to the class involved and, in the case of Class B and Class C shares, payments received from contingent deferred sales charges ("CDSCs"). The excess will be carried forward by AFD and reimbursed from distribution services fees payable under the Rule 12b-1 Plan with respect to the class involved and, in the case of Class B and Class C shares, payments subsequently received through CDSCs, so long as the Rule 12b-1 Plan is in effect.

         Unreimbursed distribution expenses incurred as of the end of the Fund's most recently completed fiscal year, and carried over for reimbursement in future years in respect of the Class B and Class C shares of the Fund were, respectively $34,733,785 (4.20% of the net assets of Class B) and $6,466,109 (2.42% of the net assets of Class C).


         The Rule 12b-1 Plan is in compliance with rules of the National Association of Securities Dealers, Inc. which effectively limit the annual asset-based sales charges and service fees that a mutual fund may pay on a class of shares to .75% and .25%, respectively, of the average annual net assets attributable to that class. The rules also limit the aggregate of all front-end, deferred and asset-based sales charges imposed with respect to a class of shares by a mutual fund that also charges a service fee to 6.25% of cumulative gross sales of shares of that class, plus interest at the prime rate plus 1% per annum.

         In approving the Rule 12b-1 Plan, the Directors of the Fund determined that there was a reasonable likelihood that the Rule 12b-1 Plan would benefit the Fund and its shareholders. The distribution services fee of a particular class will not be used to subsidize the provision of distribution services with respect to any other class.

         The Adviser may from time to time and from its own funds or such other resources as may be permitted by rules of the Commission make payments for distribution services to the Principal Underwriter; the latter may in turn pay part or all of such compensation to brokers or other persons for their distribution assistance.

         The Agreement will continue in effect for successive twelve-month periods (computed from each November 1), provided, however, that such continuance is specifically approved at least annually by the Directors of the Fund or by vote of the holders of a majority of the outstanding voting securities (as defined in the 1940 Act) of that class, and, in either case, by a majority of the Directors of the Fund who are not parties to the Agreement or interested persons, as defined in the 1940 Act, of any such party (other than as Directors of the Fund) and who have no direct or indirect financial interest in the operation of the Rule 12b-1 Plan or any agreement related thereto. The Agreement was approved for another annual term by a vote, cast in person, of the Directors, including a majority of the Directors who are not "interested persons," as defined in the 1940 Act, at their meeting held on October 19, 2000.


         In the event that the Rule 12b-1 Plan is terminated or not continued with respect to the Class A shares, Class B shares or Class C shares, (i) no distribution services fees (other than current amounts accrued but not yet paid) would be owed by the Fund to the Principal Underwriter with respect to that class, and
(ii) the Fund would not be obligated to pay the Principal Underwriter for any amounts expended under the Agreement not previously recovered by the Principal Underwriter from distribution services fees in respect of shares of such class or through deferred sales charges.

TRANSFER AGENCY AGREEMENT

         Alliance Global Investor Services, Inc., an indirect wholly-owned subsidiary of the Adviser, located at 500 Plaza Drive, Secaucus, New Jersey 07094, acts as the Fund's registrar, transfer agent and dividend-disbursing agent for a fee based upon the number of account holders of the Class A shares, Class B shares, Class C shares and Advisor Class shares of the Fund, plus reimbursement for out-of-pocket expenses. The transfer agency fee with respect to the Class B shares and Class C shares is higher than the transfer agency fee with respect to the Class A shares and Advisor Class shares, reflecting the additional costs associated with the Class B and Class C contingent deferred sales charges. For the fiscal year ended November 30, 2000, the Fund paid AGIS $2,972,545 pursuant to the Transfer Agency Agreement.


CODE OF ETHICS

         The Fund, the Adviser and the Principal Underwriter have each adopted codes of ethics pursuant to Rule 17j-1 of the 1940 Act. These codes of ethics permit personnel subject to the codes to invest in securities including securities that may be purchased and held by the Fund.

________________________________________________________________

                       PURCHASE OF SHARES
________________________________________________________________

         The following information supplements that set forth in the Prospectus(es) under the heading "Purchase and Sale of Shares--How to Buy Shares."

GENERAL

         Shares of the Fund are offered on a continuous basis at a price equal to their net asset value plus an initial sales charge at the time of purchase ("Class A shares"), with a contingent deferred sales charge ("Class B shares"), without any initial sales charge and, as long as the shares are held for one year or more, without any contingent deferred sales charge ("Class C shares"), or, to investors eligible to purchase Advisor Class shares, without any initial, contingent deferred or asset-based sales charge, in each case as described below. Shares of the Fund that are offered subject to a sales charge are offered through
(i) investment dealers that are members of the National Association of Securities Dealers, Inc. and have entered into selected dealer agreements with the Principal Underwriter ("selected dealers"), (ii) depository institutions and other financial intermediaries or their affiliates, that have entered into selected agent agreements with the Principal Underwriter ("selected agents") and (iii) the Principal Underwriter.

         Advisor Class shares of the Fund may be purchased and held solely (i) through accounts established under fee-based programs, sponsored and maintained by registered broker-dealers or other financial intermediaries and approved by the Principal Underwriter, (ii) through self-directed defined contribution employee benefit plans (e.g., 401(k) plans) that have at least

1,000 participants or $25 million in assets, (iii) by the categories of investors described in clauses (i) through
(iv) under "--Sales at Net Asset Value" (other than officers, directors and present and full-time employees of selected dealers or agents, or relatives of such person, or any trust, individual retirement account or retirement plan account for the benefit of such relative, none of whom is eligible on the basis solely of such status to purchase and hold Advisor Class shares), or (iv) by directors and present or retired full-time employees of CB Richard Ellis, Inc. Generally, a fee-based program must charge an asset-based or other similar fee and must invest at least $250,000 in Advisor Class shares of the Fund in order to be approved by AFD for investment in Advisor Class shares.

         Investors may purchase shares of the Fund either through selected broker-dealers, agents, financial intermediaries or other financial representatives or directly through the Principal Underwriter. A transaction, service, administrative or other similar fee may be charged by your broker-dealer, agent, financial intermediary or other financial representative with respect to the purchase, sale or exchange of Class A, Class B, Class C or Advisor Class shares made through such financial representative. Such financial representative may also impose requirements with respect to the purchase, sale or exchange of shares that are different from, or in addition to, those imposed by the Fund, including requirements as to the minimum initial and subsequent investment amounts. Sales personnel of selected dealers and agents distributing the Funds shares may receive differing compensation for selling Class A, Class B, Class C or Advisor Class shares.

         The Fund may refuse any order for the purchase of shares. The Fund reserves the right to suspend the sale of its shares to the public in response to conditions in the securities markets or for other reasons.

         The public offering price of shares of the Fund is their net asset value, plus, in the case of Class A shares, a sales charge which will vary depending on the purchase alternative chosen by the investor, as shown in the table below under "Class A Shares". On each Fund business day on which a purchase or redemption order is received by the Fund and trading in the types of securities in which the Fund invests might materially affect the value of Fund shares, the per share net asset value is computed in accordance with the Fund's Articles of Incorporation and By-Laws as of the next close of regular trading on the Exchange (currently 4:00 p.m. Eastern time) by dividing the value of the Fund's total assets, less its liabilities, by the total number of its shares then outstanding. A Fund business day is any day on which the Exchange is open for trading.

         The respective per share net asset values of the Class A, Class B, Class C and Advisor Class shares are expected to be substantially the same. Under certain circumstances, however, the per share net asset values of the Class B and Class C shares may be lower than the per share net asset values of the Class A and Advisor Class shares as a result of the differential daily expense accruals of the distribution and transfer agency fees applicable with respect to those classes of shares. Even under those circumstances, the per share net asset values of the four classes eventually will tend to converge immediately after the payment of dividends, which will differ by approximately the amount of the expense accrual differential among the classes.

         The Fund will accept unconditional orders for its shares to be executed at the public offering price equal to their net asset value next determined (plus applicable Class A sales charges), as described below. Orders received by the Principal Underwriter prior to the close of regular trading on the Exchange on each day the Exchange is open for trading are priced at the net asset value computed as of the close of regular trading on the Exchange on that day (plus applicable Class A sales charges). In the case of orders for purchase of shares placed through selected dealers, agents or financial representatives, as applicable, the applicable public offering price will be the net asset value as so determined, but only if the selected dealer, agent or financial representative receives the order prior to the close of regular trading on the Exchange and transmits it to the Principal Underwriter prior to 5:00 p.m. Eastern time (certain selected dealers, agents or financial representatives may enter into operating agreements permitting them to transmit purchase information to the Principal Underwriter after 5:00 p.m. Eastern time and receive that day's asset value). The selected dealer, agent or financial representative, as applicable, is responsible for transmitting such orders by 5:00 p.m. If the selected dealer, agent or financial representative fails to do so, the investor's right to that day's closing price must be settled between the investor and the selected dealer, agent or financial representative, as applicable. If the selected dealer, agent or financial representative, as applicable, receives the order after the close of regular trading on the Exchange, the price will be based on the net asset value determined as of the close of regular trading on the Exchange on the next day it is open for trading.

         Following the initial purchase of Fund shares, a shareholder may place orders to purchase additional shares by telephone if the shareholder has completed the appropriate portion of the Subscription Application or an "Autobuy" application obtained by calling the "For Literature" telephone number shown on the cover of this Statement of Additional Information. Except with respect to certain omnibus accounts, telephone purchase orders may not exceed $500,000. Payment for shares purchased by telephone can be made only by Electronic Funds Transfer from a bank account maintained by the shareholder at a bank that is a member of the National Automated Clearing House Association ("NACHA"). If a shareholder's telephone purchase request is received before 3:00 p.m. Eastern time on a Fund business day, the order to purchase shares is automatically placed the following Fund business day, and the applicable public offering price will be the public offering price determined as of the close of business on such following business day.

         Full and fractional shares are credited to a subscriber's account in the amount of his or her subscription. As a convenience to the subscriber, and to avoid unnecessary expense to the Fund, stock certificates representing shares of the Fund are not issued except upon written request to the Fund by the shareholder or his or her authorized selected dealer or agent. This facilitates later redemption and relieves the shareholder of the responsibility for and inconvenience of lost or stolen certificates. No certificates are issued for fractional shares, although such shares remain in the shareholder's account on the books of the Fund.

         In addition to the discount or commission amount paid to dealers or agents, the Principal Underwriter from time to time pays additional cash or other incentives to dealers or agents, in connection with the sale of shares of the Fund. Such additional amounts may be utilized, in whole or in part, to provide additional compensation to registered representatives who sell shares of the Fund. On some occasions, such cash or other incentives will take the form of payment for attendance at seminars, meals, sporting events or theater performances, or payment for travel, lodging and entertainment incurred in connection with travel taken by persons associated with a dealer or agent to locations within or outside the United States. Such dealer or agent may elect to receive cash incentives of equivalent amount in lieu of such payments.

         Class A, Class B, Class C and Advisor Class shares each represent an interest in the same portfolio of investments of the Fund, have the same rights and are identical in all respects, except that (i) Class A shares bear the expense of the initial sales charge (or contingent deferred sales charge, when applicable) and Class B and Class C shares bear the expense of the contingent deferred sales charge, (ii) Class B shares and Class C shares each bear the expense of a higher distribution services fee than that borne by Class A shares, and Advisor Class shares do not bear such a fee, (iii) Class B shares and Class C shares bear higher transfer agency costs than those borne by Class A and Advisor Class shares, (iv) each of Class A, Class B and Class C shares has exclusive voting rights with respect to provisions of the Rule 12b-1 Plan pursuant to which its distribution services fee is paid and other matters for which separate class voting is appropriate under applicable law, provided that, if the Fund submits to a vote of the Class A shareholders, an amendment to the Rule 12b-1 Plan that would materially increase the amount to be paid thereunder with respect to the Class A shares, then such amendment will also be submitted to the Class B shareholders and Advisor Class shareholders and the Class A, Class B and Advisor Class shareholders will vote separately by class, and (v) Class B shares and Advisor Class shares are subject to a conversion feature. Each class has different exchange privileges and certain different shareholder service options available.

         The Directors of the Fund have determined that currently no conflict of interest exists between or among the Class A, Class B, Class C and Advisor Class shares. On an ongoing basis, the Directors of the Fund, pursuant to their fiduciary duties under the 1940 Act and state law, will seek to ensure that no such conflict arises.

Alternative Retail Purchase Arrangements -- Class A, Class B and
Class C Shares.***

         The alternative purchase arrangements available with respect to Class A shares, Class B shares and Class C shares permit an investor to choose the method of purchasing shares that is most beneficial given the amount of the purchase, the length of time the investor expects to hold the shares, and other circumstances. Investors should consider whether, during the anticipated life of their investment in the Fund, the accumulated distribution services fee and contingent deferred sales charge on Class B shares prior to conversion, or the accumulated distribution services fee and contingent deferred sales charge on Class C shares, would be less than the initial sales charge and accumulated distribution services fee on Class A shares purchased at the same time, and to what extent such differential would be offset by the higher return of Class A shares. Class A shares will normally be more beneficial than Class B shares to the investor who qualifies for reduced initial sales charges on
Class A shares, as described below. In this regard, the Principal Underwriter will reject any order (except orders from certain retirement plans and certain employee benefit plans.) for more than $250,000 for Class B shares. (See Appendix D for information concerning the eligibility of certain employee benefit plans to purchase Class B shares at net asset value without being subject to a contingent deferred sales charge and the ineligibility of certain such plans to purchase Class A shares.) Class C shares will normally not be suitable for the investor who qualifies to
____________________

*** Advisor Class shares are sold only to investors described above in this section under "--General."

purchase Class A shares at net asset value. For this reason, the Principal Underwriter will reject any order for more than $1,000,000 for Class C shares.

         Class A shares are subject to a lower distribution services fee and, accordingly, pay correspondingly higher dividends per share than Class B shares or Class C shares. However, because initial sales charges are deducted at the time of purchase, investors purchasing Class A shares would not have all their funds invested initially and, therefore, would initially own fewer shares. Investors not qualifying for reduced initial sales charges who expect to maintain their investment for an extended period of time might consider purchasing Class A shares because the accumulated continuing distribution charges on Class B shares or Class C shares may exceed the initial sales charge on Class A shares during the life of the investment. Again, however, such investors must weigh this consideration against the fact that, because of such initial sales charges, not all their funds will be invested initially.

         Other investors might determine, however, that it would be more advantageous to purchase Class B shares or Class C shares in order to have all their funds invested initially, although remaining subject to higher continuing distribution charges and being subject to a contingent deferred sales charge for a three-year period and one-year period, respectively. For example, based on current fees and expenses, an investor subject to the 4.25% initial sales charge on Class A shares would have to hold his or her investment approximately seven years for the Class C distribution services fee to exceed the initial sales charge plus the accumulated distribution services fee of Class A shares. In this example, an investor intending to maintain his or her investment for a longer period might consider purchasing Class A shares. This example does not take into account the time value of money, which further reduces the impact of the Class C distribution services fees on the investment, fluctuations in net asset value or the effect of different performance assumptions.

         Those investors who prefer to have all of their funds invested initially but may not wish to retain Fund shares for the three-year period during which Class B shares are subject to a contingent deferred sales charge may find it more advantageous to purchase Class C shares.

         During the fiscal years ended in 1998, 1999 and 2000, the aggregate amount of underwriting commission payable with respect to shares of the Fund was $6,679,048, $4,680,250 and $4,694,088,
respectively. Of those amounts, the Principal Underwriter received the amounts of $234,927, $255,507 and $200,668, respectively, representing that portion of the sales charges paid on shares of the Fund sold during the year which was not reallowed to selected dealers (and was, accordingly, retained by the Principal Underwriter). During the Fund's fiscal years ended in 1998, 1999 and 2000, the Principal Underwriter received contingent deferred sales charges of $28,978, $10,659 and $68,328, respectively, on Class A shares, $1,574,130, $1,428,955 and $1,356,072, respectively, on Class B shares and $164,308, $90,934 and $82,462, respectively, on Class C shares.


CLASS A SHARES

         The public offering price of Class A shares is the net asset value plus a sales charge, as set forth below.

                          SALES CHARGE

                                                Discount or
                                                Commission
                                  As % of       to Dealers
                  As % of         the           or Agents
                  Net             Public        As % of
Amount of         Amount          Offering      Offering
Purchase          Invested        Price         Price

Less than
    $100,000      4.44%           4.25%         4.00%
$100,000 but
    less than
    $250,000      3.36            3.25          3.00
$250,000 but
    less than
    $500,000      2.30            2.25          2.00
$500,000 but
    less than
    $1,000,000*   1.78            1.75          1.50

____________________

* There is no initial sales charge on transactions of $1,000,000 or more.

         With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase will be subject to a contingent deferred sales charge equal to 1% of the lesser of the cost of the shares being redeemed or their net asset value at the time of redemption. Accordingly, no sales charge will be imposed on increases in net asset value above the initial purchase price. In addition, no charge will be assessed on shares derived from
reinvestment of dividends or capital gains distributions.   The
contingent deferred sales charge on Class A shares will be waived on certain redemptions, as described below under "--Class B

Shares." In determining the contingent deferred sales charge applicable to a redemption of Class A shares, it will be assumed that the redemption is, first, of any shares that are not subject to a contingent deferred sales charge (for example, because an initial sales charge was paid with respect to the shares, or they have been held beyond the period during which the charge applies or were acquired upon the reinvestment of dividends or distributions) and, second, of shares held longest during the time they are subject to the sales charge. Proceeds from the contingent deferred sales charge on Class A shares are paid to the Principal Underwriter and are used by the Principal Underwriter to defray the expenses of the Principal Underwriter related to providing distribution-related services to the Fund in connection with the sales of Class A shares, such as the payment of compensation to selected dealers and agents for selling
Class A shares. With respect to purchases of $1,000,000 or more made through selected dealers or agents, the Adviser may, pursuant to the Distribution Services Agreement described above, pay such dealers or agents from its own resources a fee of up to 1% of the amount invested to compensate such dealers or agents for their distribution assistance in connection with such purchases.

         No initial sales charge is imposed on Class A shares issued (i) pursuant to the automatic reinvestment of income dividends or capital gains distributions, (ii) in exchange for Class A shares of other "Alliance Mutual Funds" (as that term is defined under "Combined Purchase Privilege" below), except that an initial sales charge will be imposed on Class A shares issued in exchange for Class A shares of AFD Exchange Reserves ("AFDER") that were purchased for cash without the payment of an initial sales charge and without being subject to a contingent deferred sales charge or (iii) upon the automatic conversion of Class B shares or Advisor Class shares as described below under "--Class B Shares Conversion Feature" and "--Conversion of Advisor Class Shares to Class A Shares." The Fund receives the entire net asset value of its Class A shares sold to investors. The Principal Underwriter's commission is the sales charge shown above less any applicable discount or commission "reallowed" to selected dealers and agents. The Principal Underwriter will reallow discounts to selected dealers and agents in the amounts indicated in the table above. In this regard, the Principal Underwriter may elect to reallow the entire sales charge to selected dealers and agents for all sales with respect to which orders are placed with the Principal Underwriter. A selected dealer who receives reallowance in excess of 90% of such a sales charge may be deemed to be an "underwriter" under the Securities Act.

         Investors choosing the initial sales charge alternative may under certain circumstances be entitled to pay (i) no initial sales charge (but may be subject in most such cases to a contingent deferred sales charge) or (ii) a reduced initial sales charge. The circumstances under which such investors may pay a reduced initial sales charge are described below.

         COMBINED PURCHASE PRIVILEGE. Certain persons may qualify for the sales charge reductions indicated in the schedule of such charges above by combining purchases of shares of the Fund into a single "purchase," if the resulting "purchase" totals at least $100,000. The term "purchase" refers to: (i) a single purchase by an individual, or to concurrent purchases, which in the aggregate are at least equal to the prescribed amounts, by an individual, his or her spouse and their children under the age of 21 years purchasing shares of the Fund for his, her or their own account(s); (ii) a single purchase by a trustee or other fiduciary purchasing shares for a single trust, estate or single fiduciary account although more than one beneficiary is involved; or (iii) a single purchase for the employee benefit plans of a single employer. The term "purchase" also includes purchases by any "company," as the term is defined in the 1940 Act, but does not include purchases by any such company which has not been in existence for at least six months or which has no purpose other than the purchase of shares of the Fund or shares of other registered investment companies at a discount. The term "purchase" does not include purchases by any group of individuals whose sole organizational nexus is that the participants therein are credit card holders of a company, policy holders of an insurance company, customers of either a bank or broker-dealer or clients of an investment adviser. A "purchase" may also include shares, purchased at the same time through a single selected dealer or agent, of any other "Alliance Mutual Fund." Currently, the Alliance Mutual Funds include:


   AFD Exchange Reserves
   Alliance All-Asia Investment Fund, Inc.
   Alliance Balanced Shares, Inc.
   Alliance Bond Fund, Inc.
     -Corporate Bond Portfolio
     -Quality Bond Portfolio
     -U.S. Government Portfolio
   Alliance Disciplined Value Fund, Inc.
   Alliance Global Dollar Government Fund, Inc.
   Alliance Global Small Cap Fund, Inc.
   Alliance Global Strategic Income Trust, Inc.
   Alliance Greater China '97 Fund, Inc.
   Alliance Growth and Income Fund, Inc.
   Alliance Health Care Fund, Inc.
   Alliance High Yield Fund, Inc.
   Alliance International Fund
   Alliance International Premier Growth Fund, Inc.

   Alliance Multi-Market Strategy Trust, Inc.
   Alliance Municipal Income Fund, Inc.
     -California Portfolio
     -Insured California Portfolio
     -Insured National Portfolio
     -National Portfolio
     -New York Portfolio
   Alliance Municipal Income Fund II
     -Arizona Portfolio
     -Florida Portfolio
     -Massachusetts Portfolio
     -Michigan Portfolio
     -Minnesota Portfolio
     -New Jersey Portfolio
     -Ohio Portfolio
     -Pennsylvania Portfolio
     -Virginia Portfolio
   Alliance New Europe Fund, Inc.
   Alliance North American Government Income Trust, Inc. Alliance Premier Growth Fund, Inc.
   Alliance Quasar Fund, Inc.
   Alliance Real Estate Investment Fund, Inc.
   Alliance Select Investor Series, Inc.
     -Biotechnology Portfolio
     -Premier Portfolio
     -Small Cap Growth Portfolio
     -Technology Portfolio
   Alliance Technology Fund, Inc.
   Alliance Utility Income Fund, Inc.
   Alliance Worldwide Privatization Fund, Inc.
   The Alliance Fund, Inc.
   The Alliance Portfolios
     -Alliance Growth Fund
     -Alliance Conservative Investors Fund
     -Alliance Growth Investors Fund
   Sanford C. Bernstein Fund, Inc.
     -Bernstein Government Short Duration Portfolio
     -Bernstein Short Duration Plus Portfolio
     -Bernstein Intermediate Duration Portfolio
     -Bernstein Short Duration New York Municipal Portfolio -Bernstein Short Duration California Municipal Portfolio -Bernstein Short Duration Diversified Municipal Portfolio -Bernstein New York Municipal Portfolio
     -Bernstein California Municipal Portfolio
     -Bernstein Diversified Municipal Portfolio
     -Bernstein Tax-Managed International Value Portfolio -Bernstein International Value II Portfolio
     -Bernstein Emerging Markets Value Portfolio

         Prospectuses for the Alliance Mutual Funds may be obtained without charge by contacting Alliance Global Investor Services, Inc. at the address or the "For Literature" telephone number shown on the front cover of this Statement of Additional Information.


         CUMULATIVE QUANTITY DISCOUNT (RIGHT OF ACCUMULATION). An investor's purchase of additional Class A shares of the Fund may qualify for a Cumulative Quantity Discount. The applicable sales charge will be based on the total of:

              (i)  the investor's current purchase;

              (ii) the net asset value (at the close of business on the previous day) of (a) all shares of the Fund held by the investor and (b) all shares of any other Alliance
         Mutual Fund held by the investor; and

              (iii)     the net asset value of all shares
         described in paragraph (ii) owned by another shareholder eligible to combine his or her purchase with that of the investor into a single "purchase" (see above).

         For example, if an investor owned shares of an Alliance Mutual Fund worth $200,000 at their then current net asset value and, subsequently, purchased Class A shares of the Fund worth an additional $100,000, the sales charge for the $100,000 purchase would be at the 2.25% rate applicable to a single $300,000 purchase of shares of the Fund, rather than the 3.25% rate.

         To qualify for the Combined Purchase Privilege or to obtain the Cumulative Quantity Discount on a purchase through a selected dealer or agent, the investor or selected dealer or agent must provide the Principal Underwriter with sufficient information to verify that each purchase qualifies for the privilege or discount.

         STATEMENT OF INTENTION. Class A investors may also obtain the reduced sales charges shown in the table above by means of a written Statement of Intention, which expresses the investor's intention to invest not less than $100,000 within a period of 13 months in Class A shares (or Class A, Class B,
Class C and/or Advisor Class shares) of the Fund or any other Alliance Mutual Fund. Each purchase of shares under a Statement of Intention will be made at the public offering price or prices applicable at the time of such purchase to a single transaction of the dollar amount indicated in the Statement of Intention. At the investor's option, a Statement of Intention may include purchases of shares of the Fund or any other Alliance Mutual Fund made not more than 90 days prior to the date that the investor signs the Statement of Intention; however, the 13-month period during which the Statement of Intention is in effect will begin on the date of the earliest purchase to be included.

         Investors qualifying for the Combined Purchase Privilege described above may purchase shares of the Alliance Mutual Funds under a single Statement of Intention. For example, if at the time an investor signs a Statement of Intention to invest at least $100,000 in Class A shares of the Fund, the investor and the investor's spouse each purchase shares of the Fund worth $20,000 (for a total of $40,000), it will only be necessary to invest a total of $60,000 during the following 13 months in shares of the Fund or any other Alliance Mutual Fund, to qualify for the 3.25% sales charge on the total amount being invested (the sales charge applicable to an investment of $100,000).

         The Statement of Intention is not a binding obligation upon the investor to purchase the full amount indicated. The minimum initial investment under a Statement of Intention is 5% of such amount. Shares purchased with the first 5% of such amount will be held in escrow (while remaining registered in the name of the investor) to secure payment of the higher sales charge applicable to the shares actually purchased if the full amount indicated is not purchased, and such escrowed shares will be involuntarily redeemed to pay the additional sales charge, if necessary. Dividends on escrowed shares, whether paid in cash or reinvested in additional Fund shares, are not subject to escrow. When the full amount indicated has been purchased, the escrow will be released. To the extent that an investor purchases more than the dollar amount indicated on the Statement of Intention and qualifies for a further reduced sales charge, the sales charge will be adjusted for the entire amount purchased at the end of the 13-month period. The difference in the sales charge will be used to purchase additional shares of the Fund subject to the rate of the sales charge applicable to the actual amount of the aggregate purchases.

         Investors wishing to enter into a Statement of Intention in conjunction with their initial investment in Class A shares of the Fund should complete the appropriate portion of the Subscription Application found in the Prospectus while current Class A shareholders desiring to do so can obtain a form of Statement of Intention by contacting Alliance Global Investor Services, Inc. at the address or telephone numbers shown on the cover of this Statement of Additional Information.


         CERTAIN RETIREMENT PLANS. Multiple participant payroll deduction retirement plans may also purchase shares of the Fund or any other Alliance Mutual Fund at a reduced sales charge on a monthly basis during the 13-month period following such a plan's initial purchase. The sales charge applicable to such initial purchase of shares of the Fund will be that normally applicable, under the schedule of sales charges set forth in this Statement of Additional Information, to an investment 13 times larger than such initial purchase. The sales charge applicable to each succeeding monthly purchase will be that normally applicable, under such schedule, to an investment equal to the sum of (i) the total purchase previously made during the 13-month period and
(ii) the current month's purchase multiplied by the number of months (including the current month) remaining in the 13-month period. Sales charges previously paid during such period will not be retroactively adjusted on the basis of later purchases.

         REINSTATEMENT PRIVILEGE. A shareholder who has caused any or all of his or her Class A or Class B shares of the Fund to be redeemed or repurchased may reinvest all or any portion of the redemption or repurchase proceeds in Class A shares of the Fund at net asset value without any sales charge, provided that
(i) such reinvestment is made within 120 calendar days after the redemption or repurchase date, and (ii) for Class B shares, a contingent deferred sales charge has been paid and the Principal Underwriter has approved, at its discretion, the reinvestment of such shares. Shares are sold to a reinvesting shareholder at the net asset value next determined as described above. A reinstatement pursuant to this privilege will not cancel the redemption or repurchase transaction; therefore, any gain or loss so realized will be recognized for federal income tax purposes except that no loss will be recognized to the extent that the proceeds are reinvested in shares of the Fund within 30 calendar days after the redemption or repurchase transaction. Investors may exercise the reinstatement privilege by written request sent to the Fund at the address shown on the cover of this Statement of Additional Information.

         SALES AT NET ASSET VALUE. The Fund may sell its Class A shares at net asset value (i.e., without an initial sales charge) and without a contingent deferred sales charge to certain categories of investors including: (i) investment management clients of the Adviser or its affiliates; (ii) officers and present or former Directors of the Fund; present or former directors and trustees of other investment companies managed by the Adviser; present or retired full-time employees of the Adviser, the Principal Underwriter, Alliance Global Investor Services, Inc. and their affiliates; officers and directors of ACMC, the Principal Underwriter, Alliance Global Investor Services, Inc. and their affiliates; officers, directors and present full-time employees of selected dealers or agents; or the spouse, sibling, direct ancestor or direct descendant (collectively "relatives") of any such person; or any trust, individual retirement account or retirement plan account for the benefit of any such person or relative; or the estate of any such person or relative, if such shares are purchased for investment purposes (such shares may not be resold except to the Fund);
(iii) the Adviser, the Principal Underwriter, Alliance Global Investor Services, Inc. and their affiliates; certain employee benefit plans for employees of the Adviser, the Principal Underwriter, Alliance Global Investor Services, Inc. and their affiliates; (iv) registered investment advisers or other financial intermediaries who charge a management, consulting or other fee for their services and who purchase shares through a broker or agent approved by the Principal Underwriter and clients of such registered investment advisers or financial intermediaries whose accounts are linked to the master account of such investment adviser or financial intermediary on the books of such approved broker or agent; (v) persons participating in a fee-based program, sponsored and maintained by a registered broker-dealer or other financial intermediary and approved by the Principal Underwriter, pursuant to which such persons pay an asset-based fee to such broker-dealer or financial intermediary, or its affiliate or agent, for services in the nature of investment advisory or administrative services; and
(vii) employer-sponsored qualified pension or profit-sharing plans (including Section 401(k) plans), custodial accounts maintained pursuant to Section 403(b)(7) retirement plans and individual retirement accounts (including individual retirement accounts to which simplified employee pension ("SEP") contributions are made), if such plans or accounts are established or administered under programs sponsored by administrators or other persons that have been approved by the Principal Underwriter.


CLASS B SHARES

         Investors may purchase Class B shares at the public offering price equal to the net asset value per share of the Class B shares on the date of purchase without the imposition of a sales charge at the time of purchase. The Class B shares are sold without an initial sales charge so that the Fund will receive the full amount of the investor's purchase payment.

         Proceeds from the contingent deferred sales charge on the Class B shares are paid to the Principal Underwriter and are used by the Principal Underwriter to defray the expenses of the Principal Underwriter related to providing distribution-related services to the Fund in connection with the sale of the Class B shares, such as the payment of compensation to selected dealers and agents for selling Class B shares. The combination of the contingent deferred sales charge and the distribution services fee enables the Fund to sell the Class B shares without a sales charge being deducted at the time of purchase. The higher distribution services fee incurred by Class B shares will cause such shares to have a higher expense ratio and to pay lower dividends than those related to Class A shares.

         CONTINGENT DEFERRED SALES CHARGE. Class B shares that are redeemed within three years of purchase will be subject to a contingent deferred sales charge at the rates set forth below charged as a percentage of the dollar amount subject thereto. The charge will be assessed on an amount equal to the lesser of the cost of the shares being redeemed or their net asset value at the time of redemption. Accordingly, no sales charge will be imposed on increases in net asset value above the initial purchase price. In addition, no charge will be assessed on shares derived from reinvestment of dividends or capital gains distributions.

         To illustrate, assume that an investor purchased 100 Class B shares at $10 per share (at a cost of $1,000) and in the second year after purchase, the net asset value per share is $12 and, during such time, the investor has acquired 10 additional Class B shares upon dividend reinvestment. If at such time the investor makes his or her first redemption of 50 Class B shares (proceeds of $600), 10 Class B shares will not be subject to the charge because of dividend reinvestment. With respect to the remaining 40 Class B shares, the charge is applied only to the original cost of $10 per share and not to the increase in net asset value of $2 per share. Therefore, $400 of the $600 redemption proceeds will be charged at a rate of 2.0% (the applicable rate in the second year after purchase, as set forth below).

         The amount of the contingent deferred sales charge, if any, will vary depending on the number of years from the time of payment for the purchase of Class B shares until the time of redemption of such shares.

                        Contingent Deferred Sales Charge as a %
Year Since Purchase     of Dollar Amount Subject to Charge

First                                          3%
Second                                         2%
Third                                          1%
Fourth and thereafter                        None

         In determining the contingent deferred sales charge applicable to a redemption of Class B shares, it will be assumed that the redemption is, first, of any shares that were acquired upon the reinvestment of dividends or distributions and, second, of shares held longest during the time they are subject to the sales charge. When shares acquired in an exchange are redeemed, the applicable contingent deferred sales charge and conversion schedules will be the schedules that applied at the time of the purchase of shares of the corresponding class of the Alliance Mutual Fund originally purchased by the shareholder.

         The contingent deferred sales charge is waived on redemptions of shares (i) following the death or disability, as defined in the Internal Revenue Code of 1986, as amended (the "Code"), of a shareholder, (ii) to the extent that the redemption represents a minimum required distribution from an individual retirement account or other retirement plan to a shareholder who has attained the age of 70-1/2, (iii) that had been purchased by present or former Directors of the Fund, by the relative of any such person, by any trust, individual retirement account or retirement plan account for the benefit of any such person or relative, or by the estate of any such person or relative, or
(iv) pursuant to a systematic withdrawal plan (see "Shareholder Services--Systematic Withdrawal Plan" below).

         CONVERSION FEATURE. Six years after the end of the calendar month in which the shareholder's purchase order was accepted, Class B shares will automatically convert to Class A shares and will no longer be subject to a higher distribution services fee. Such conversion will occur on the basis of the relative net asset values of the two classes, without the imposition of any sales load, fee or other charge. The purpose of the conversion feature is to reduce the distribution services fee paid by holders of Class B shares that have been outstanding long enough for the Principal Underwriter to have been compensated for distribution expenses incurred in the sale of such shares.

         For purposes of conversion to Class A, Class B shares purchased through the reinvestment of dividends and distributions paid in respect of Class B shares in a shareholder's account will be considered to be held in a separate sub-account. Each time any Class B shares in the shareholder's account (other than those in the sub-account) convert to Class A, an equal pro-rata portion of the Class B shares in the sub-account will also convert to Class A.

         The conversion of Class B shares to Class A shares is subject to the continuing availability of an opinion of counsel to the effect that the conversion of Class B shares to Class A shares does not constitute a taxable event under federal income tax law. The conversion of Class B shares to Class A shares may be suspended if such an opinion is no longer available at the time such conversion is to occur. In that event, no further conversions of Class B shares would occur, and shares might continue to be subject to the higher distribution services fee for an indefinite period which may extend beyond the period ending six years after the end of the calendar month in which the shareholder's purchase order was accepted.

CLASS C SHARES

         Investors may purchase Class C shares at the public offering price equal to the net asset value per share of the Class C shares on the date of purchase without the imposition of a sales charge either at the time of purchase or, as long as the shares are held for one year or more, upon redemption. Class C shares are sold without an initial sales charge so that the Fund will receive the full amount of the investor's purchase payment and, as long as the shares are held for one year or more, without a contingent deferred sales charge so that the investor will receive as proceeds upon redemption the entire net asset value of his or her Class C shares. The Class C distribution services fee enables the Fund to sell Class C shares without either an initial or contingent deferred sales charge, as long as the shares are held for one year or more. Class C shares do not convert to any other class of shares of the Fund and incur higher distribution services fees and transfer agency costs than Class A shares and Advisor Class shares, and will thus have a higher expense ratio and pay correspondingly lower dividends than Class A shares and Advisor Class shares.

         Class C shares that are redeemed within one year of purchase will be subject to a contingent deferred sales charge of 1%, charged as a percentage of the dollar amount subject thereto. The charge will be assessed on an amount equal to the lesser of the cost of the shares being redeemed or their net asset value at the time of redemption. Accordingly, no sales charge will be imposed on increases in net asset value above the initial purchase price. In addition, no charge will be assessed on shares derived from reinvestment of dividends or capital gains distributions. The contingent deferred sales charge on Class C shares will be waived on certain redemptions, as described above under "--Class B Shares."

         In determining the contingent deferred sales charge applicable to a redemption of Class C shares, it will be assumed that the redemption is, first, of any shares that are not subject to a contingent deferred sales charge (for example, because the shares have been held beyond the period during which the charge applies or were acquired upon the reinvestment of dividends or distributions) and, second, of shares held longest during the time they are subject to the sales charge.

         Proceeds from the contingent deferred sales charge are paid to the Principal Underwriter and are used by the Principal Underwriter to defray the expenses of the Principal Underwriter related to providing distribution-related services to the Fund in connection with the sale of the Class C shares, such as the payment of compensation to selected dealers and agents for selling Class C shares. The combination of the contingent deferred sales charge and the distribution services fee enables the Fund to sell the Class C shares without a sales charge being deducted at the time of purchase. The higher distribution services fee incurred by Class C shares will cause such shares to have a higher expense ratio and to pay lower dividends than those related to Class A shares and Advisor Class shares.

         The contingent deferred sales charge is waived on redemptions of shares (i) following the death or disability, as defined in the Code, of a shareholder, (ii) to the extent that the redemption represents a minimum required distribution from an individual retirement account or other retirement plan to a shareholder who has attained the age of 70-1/2, (iii) that had been purchased by present or former Directors of the Fund, by the relative of any such person, by any trust, individual retirement account or retirement plan account for the benefit of any such person or relative, or by the estate of any such person or relative, (iv) pursuant to a systematic withdrawal plan (see "Shareholder Services - Systematic Withdrawal Plan" below), or
(v) sold through programs offered by financial intermediaries and approved by AFD where such programs offer only shares which are not subject to a contingent deferred sales charge and where the financial intermediary establishes a single omnibus account for each Fund.

Conversion of Advisor Class Shares to Class A Shares

         Advisor Class shares may be held solely through the fee-based program accounts, employee benefit plans and registered investment advisory or other financial intermediary relationships described above under "Purchase of Shares-- General," and by investment advisory clients of, and by certain other persons associated with, the Adviser and its affiliates or the Fund. If
(i) a holder of Advisor Class shares ceases to participate in the fee-based program or plan, or to be associated with the investment adviser or financial intermediary, in each case, that satisfies the requirements to purchase shares set forth under "Purchase of Shares--General" or (ii) the holder is otherwise no longer eligible to purchase Advisor Class shares as described in the Advisor Class Prospectus and this Statement of Additional Information (each, a "Conversion Event"), then all Advisor Class shares held by the shareholder will convert automatically to Class A shares of the Fund during the calendar month following the month in which the Fund is informed of the occurrence of the Conversion Event. The Fund will provide the shareholder with at least 30 days' notice of the conversion. The failure of a shareholder or a fee-based program to satisfy the minimum investment requirements to purchase Advisor Class shares will not constitute a Conversion Event. The conversion would occur on the basis of the relative net asset values of the two classes and without the imposition of any sales load, fee or other charge.

Class A shares currently bear a .30% distribution services fee. Advisor Class shares do not have any distribution services fees. As a result, Class A shares have a higher expense ratio and may pay correspondingly lower dividends and have a lower net asset value than Advisor Class shares.

         The conversion of Advisor Class shares to Class A shares is subject to the continuing availability of an opinion of counsel to the effect that the conversion of Advisor Class shares to Class A shares does not constitute a taxable event under federal income tax law. The conversion of Advisor Class shares to Class A shares may be suspended if such an opinion is no longer available at the time such conversion is to occur. In that event, the Advisor Class shareholder would be required to redeem his Advisor Class shares, which would constitute a taxable event under federal income tax law.

_________________________________________________________________

               REDEMPTION AND REPURCHASE OF SHARES
_________________________________________________________________

         The following information supplements that set forth in the Fund's Prospectus(es) under the heading "Purchase and Sale of Shares--How to Sell Shares." If you are an Advisor Class shareholder through an account established under a fee-based program your fee-based program may impose requirements with respect to the purchase, sale or exchange of Advisor Class shares of the Fund that are different from those described herein. A transaction fee may be charged by your financial representative with respect to the purchase, sale or exchange of Advisor Class shares made through such financial representative.

REDEMPTION

         Subject only to the limitations described below, the Fund's Articles of Incorporation require that the Fund redeem the shares tendered to it, as described below, at a redemption price equal to their net asset value as next computed following the receipt of shares tendered for redemption in proper form. Except for any contingent deferred sales charge which may be applicable to Class A, Class B or Class C shares, there is no redemption charge. Payment of the redemption price will be made within seven days after the Fund's receipt of such tender for redemption. If a shareholder is in doubt about what documents are required by his or her fee-based program or employee benefit plan, the shareholder should contact his or her financial representative.

         The right of redemption may not be suspended or the date of payment upon redemption postponed for more than seven days after shares are tendered for redemption, except for any period during which the Exchange is closed (other than customary weekend and holiday closings) or during which the Commission determines that trading thereon is restricted, or for any period during which an emergency (as determined by the Commission) exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or as a result of which it is not reasonably practicable for the Fund fairly to determine the value of its net assets, or for such other periods as the Commission may by order permit for the protection of security holders of the Fund.

         Payment of the redemption price normally will be made in cash. The value of a shareholder's shares on redemption or repurchase may be more or less than the cost of such shares to the shareholder, depending upon the market value of the Fund's portfolio securities at the time of such redemption or repurchase. Redemption proceeds on Class A, Class B and Class C shares will reflect the deduction of the contingent deferred sales charge, if any. Payment received by a shareholder upon redemption or repurchase of his shares, assuming the shares constitute capital assets in his hands, will result in long-term or short-term capital gains (or loss) depending upon the shareholder's holding period and basis in respect of the shares redeemed.


         To redeem shares of the Fund for which no stock certificates have been issued, the registered owner or owners should forward a letter to the Fund containing a request for redemption. The signature or signatures on the letter must be guaranteed by an "eligible guarantor institution" as defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended.

         To redeem shares of the Fund represented by stock certificates, the investor should forward the appropriate stock certificate or certificates, endorsed in blank or with blank stock powers attached, to the Fund with the request that the shares represented thereby, or a specified portion thereof, be redeemed. The stock assignment form on the reverse side of each stock certificate surrendered to the Fund for redemption must be signed by the registered owner or owners exactly as the registered name appears on the face of the certificate or, alternatively, a stock power signed in the same manner may be attached to the stock certificate or certificates or, where tender is made by mail, separately mailed to the Fund. The signature or signatures on the assignment form must be guaranteed in the manner described above.

         TELEPHONE REDEMPTION BY ELECTRONIC FUNDS TRANSFER. Each Fund shareholder is entitled to request redemption by electronic funds transfer of shares for which no stock certificates have been issued by telephone at (800) 221-5672 by a shareholder who has completed the appropriate portion of the Subscription Application or, in the case of an existing shareholder, an "Autosell" application obtained from Alliance Global Investor Services, Inc. A telephone redemption request by electronic funds transfer may not exceed $100,000 (except for certain omnibus accounts), and must be made by 4:00 p.m. Eastern time on a Fund business day as defined above. Proceeds of telephone redemptions will be sent by electronic funds transfer to a shareholder's designated bank account at a bank selected by the shareholder that is a member of the NACHA.


         TELEPHONE REDEMPTION BY CHECK. Each Fund shareholder is eligible to request redemption by check of Fund shares for which no stock certificates have been issued by telephone at
(800) 221-5672 before 4:00 p.m. Eastern time on a Fund business day in an amount not exceeding $50,000. Proceeds of such redemptions are remitted by check to the shareholder's address of record. A shareholder otherwise eligible for telephone redemption by check may cancel the privilege by written instruction to Alliance Global Investor Services, Inc., or by checking the appropriate box on the Subscription Application found in the Prospectus.


         TELEPHONE REDEMPTION -- GENERAL. During periods of drastic economic or market developments, such as the market break of October 1987, it is possible that shareholders would have difficulty in reaching Alliance Global Investor Services, Inc. by telephone (although no such difficulty was apparent at any time in connection with the 1987 market break). If a shareholder were to experience such difficulty, the shareholder should issue written instructions to Alliance Global Investor Services, Inc. at the address shown on the cover of this Statement of Additional Information. The Fund reserves the right to suspend or terminate its telephone redemption service at any time without notice. Telephone redemption is not available with respect to shares
(i) for which certificates have been issued, (ii) held in nominee or "street name" accounts, (iii) held by a shareholder who has changed his or her address of record within the preceding 30 calendar days or (iv) held in any retirement plan account. Neither the Fund nor the Adviser, the Principal Underwriter or Alliance Global Investor Services, Inc. will be responsible for the authenticity of telephone requests for redemptions that the Fund reasonably believes to be genuine. The Fund will employ reasonable procedures in order to verify that telephone requests for redemptions are genuine, including, among others, recording such telephone instructions and causing written confirmations of the resulting transactions to be sent to shareholders. If the Fund did not employ such procedures, it could be liable for losses arising from unauthorized or fraudulent telephone instructions. Selected dealers or agents may charge a commission for handling telephone requests for redemptions.


REPURCHASE

         The Fund may repurchase shares through the Principal Underwriter, selected financial intermediaries or selected dealers or agents. The repurchase price will be the net asset value next determined after the Principal Underwriter receives the request (less the contingent deferred sales charge, if any, with respect to the Class A, Class B and Class C shares), except that requests placed through selected dealers or agents before the close of regular trading on the Exchange on any day will be executed at the net asset value determined as of such close of regular trading on that day if received by the Principal Underwriter prior to its close of business on that day (normally 5:00 p.m. Eastern time). The financial intermediary or selected dealer or agent is responsible for transmitting the request to the Principal Underwriter by 5:00 p.m. Eastern time (certain selected dealers, agents or financial representatives may enter into operating agreements permitting them to transmit purchase information to the Principal Underwriter after 5:00 p.m. Eastern time and receive that day's asset value). If the financial intermediary or selected dealer or agent fails to do so, the shareholder's right to receive that day's closing price must be settled between the shareholder and the dealer or agent. A shareholder may offer shares of the Fund to the Principal Underwriter either directly or through a selected dealer or agent. Neither the Fund nor the Principal Underwriter charges a fee or commission in connection with the repurchase of shares (except for the contingent deferred sales charge, if any, with respect to Class A, Class B and Class C shares). Normally, if shares of the Fund are offered through a financial intermediary or selected dealer or agent, the repurchase is settled by the shareholder as an ordinary transaction with or through the selected dealer or agent, who may charge the shareholder for this service. The repurchase of shares of the Fund as described above is a voluntary service of the Fund and the Fund may suspend or terminate this practice at any time.

GENERAL

         The Fund reserves the right to close out an account that through redemption has remained below $200 for 90 days. Shareholders will receive 60 days' written notice to increase the account value before the account is closed. No contingent deferred sales charge will be deducted from the proceeds of this redemption. In the case of a redemption or repurchase of shares of the Fund recently purchased by check, redemption proceeds will not be made available until the Fund is reasonably assured that the check has cleared, normally up to 15 calendar days following the purchase date.

________________________________________________________________

                      SHAREHOLDER SERVICES
________________________________________________________________

         The following information supplements that set forth in the Fund's Prospectus(es) under the heading "Purchase and Sale of Shares--Shareholder Services." The shareholder services set forth below are applicable to Class A, Class B, Class C and Advisor Class shares unless otherwise indicated. If you are an Advisor Class shareholder through an account established under a fee-based program your fee-based program may impose requirements with respect to the purchase, sale or exchange of Advisor Class shares of the Fund that are different from those described herein. A transaction fee may be charged by your financial representative with respect to the purchase, sale or exchange of Advisor Class shares made through such financial representative.

AUTOMATIC INVESTMENT PROGRAM

         Investors may purchase shares of the Fund through an automatic investment program utilizing electronic funds transfer drawn on the investor's own bank account. Under such a program, pre-authorized monthly drafts for a fixed amount (at least $25) are used to purchase shares through the selected dealer or selected agent designated by the investor at the public offering price next determined after the Principal Underwriter receives the proceeds from the investor's bank. In electronic form, drafts can be made on or about a date each month selected by the shareholder. Investors wishing to establish an automatic investment program in connection with their initial investment should complete the appropriate portion of the Subscription Application found in the Prospectus. Current shareholders should contact Alliance Global Investor Services, Inc. at the address or telephone numbers shown on the cover of this Statement of Additional Information to establish an automatic investment program.


EXCHANGE PRIVILEGE

         You may exchange your investment in the Fund for shares of the same class of other Alliance Mutual Funds (including AFD
Exchange Reserves, a money market fund managed by the Adviser).

In addition, (i) present officers and full-time employees of the Adviser, (ii) present Directors or Trustees of any Alliance Mutual Fund and (iii) certain employee benefit plans for employees of the Adviser, the Principal Underwriter, Alliance Global Investor Services, Inc. and their affiliates may, on a tax-free basis, exchange Class A shares of the Fund for Advisor Class shares of the Fund. Exchanges of shares are made at the net asset value next determined and without sales or service charges. Exchanges may be made by telephone or written request. Telephone exchange requests must be received by Alliance Global Investor Services, Inc. by 4:00 p.m. Eastern time on a Fund business day in order to receive that day's net asset value.


         Shares will continue to age without regard to exchanges for purpose of determining the CDSC, if any, upon redemption and, in the case of Class B shares, for the purpose of conversion to Class A shares. After an exchange, your Class B shares will automatically convert to Class A shares in accordance with the conversion schedule applicable to the Class B shares of the Alliance Mutual Fund you originally purchased for cash ("original shares"). When redemption occurs, the CDSC applicable to the original shares is applied.

         Please read carefully the prospectus of the mutual fund into which you are exchanging before submitting the request.
Call Alliance Global Investor Services, Inc. at (800) 221-5672 to exchange uncertificated shares. Except with respect to exchanges of Class A shares of the Fund for Advisor Class shares of the Fund, exchanges of shares as described above in this section are taxable transactions for federal income tax purposes. The exchange service may be changed, suspended, or terminated on 60 days written notice.


         All exchanges are subject to the minimum investment requirements and any other applicable terms set forth in the Prospectus for the Alliance Mutual Fund whose shares are being acquired. An exchange is effected through the redemption of the shares tendered for exchange and the purchase of shares being acquired at their respective net asset values as next determined following receipt by the Alliance Mutual Fund whose shares are being exchanged of (i) proper instructions and all necessary supporting documents as described in such fund's Prospectus, or
(ii) a telephone request for such exchange in accordance with the procedures set forth in the following paragraph. Exchanges involving the redemption of shares recently purchased by check will be permitted only after the Alliance Mutual Fund whose shares have been tendered for exchange is reasonably assured that the check has cleared, normally up to 15 calendar days following the purchase date. Exchanges of shares of Alliance Mutual Funds will generally result in the realization of a capital gain or loss for federal income tax purposes.

         Each Fund shareholder, and the shareholder's selected dealer, agent or financial representative, as applicable, are authorized to make telephone requests for exchanges unless Alliance Global Investor Services, Inc., receives written instruction to the contrary from the shareholder, or the shareholder declines the privilege by checking the appropriate box on the Subscription Application found in the Prospectus.
Such telephone requests cannot be accepted with respect to shares then represented by stock certificates. Shares acquired pursuant to a telephone request for exchange will be held under the same account registration as the shares redeemed through such exchange.


         Eligible shareholders desiring to make an exchange should telephone Alliance Global Investor Services, Inc. with their account number and other details of the exchange, at
(800) 221-5672 before 4:00 p.m., Eastern time, on a Fund business day as defined above. Telephone requests for exchange received before 4:00 p.m. Eastern time on a Fund business day will be processed as of the close of business on that day. During periods of drastic economic or market developments, such as the market break of October 1987, it is possible that shareholders would have difficulty in reaching Alliance Global Investor Services, Inc. by telephone (although no such difficulty was apparent at any time in connection with the 1987 market break). If a shareholder were to experience such difficulty, the shareholder should issue written instructions to Alliance Global Investor Services, Inc. at the address shown on the cover of this Statement of Additional Information.


         A shareholder may elect to initiate a monthly "Auto Exchange" whereby a specified dollar amount's worth of his or her Fund shares (minimum $25) is automatically exchanged for shares of another Alliance Mutual Fund. Auto Exchange transactions normally occur on the 12th day of each month, or the Fund business day prior thereto.

         None of the Alliance Mutual Funds, the Adviser, the Principal Underwriter or Alliance Global Investor Services, Inc. will be responsible for the authenticity of telephone requests for exchanges that the Fund reasonably believes to be genuine. The Fund will employ reasonable procedures in order to verify that telephone requests for exchanges are genuine, including, among others, recording such telephone instructions and causing written confirmations of the resulting transactions to be sent to shareholders. If the Fund did not employ such procedures, it could be liable for losses arising from unauthorized or fraudulent telephone instructions. Selected dealers, agents or financial representatives, as applicable, may charge a commission for handling telephone requests for exchanges.


         The exchange privilege is available only in states where shares of the Alliance Mutual Fund being acquired may be legally sold. Each Alliance Mutual Fund reserves the right, at any time on 60 days' notice to its shareholders, to reject any order to acquire its shares through exchange or otherwise to modify, restrict or terminate the exchange privilege.

RETIREMENT PLANS

         The Fund may be a suitable investment vehicle for part or all of the assets held in various types of retirement plans, such as those listed below. The Fund has available forms of such plans pursuant to which investments can be made in the Fund and other Alliance Mutual Funds. Persons desiring information concerning these plans should contact Alliance Global Investor Services, Inc. at the "For Literature" telephone number on the cover of this Statement of Additional Information, or write to:


         Alliance Global Investor Services, Inc.
         Retirement Plans
         P.O. Box 1520
         Secaucus, New Jersey  07096-1520


         INDIVIDUAL RETIREMENT ACCOUNT ("IRA"). Individuals who receive compensation, including earnings from self-employment, are entitled to establish and make contributions to an IRA. Taxation of the income and gains paid to an IRA by the Fund is deferred until distribution from the IRA. An individual's eligible contribution to an IRA will be deductible if neither the individual nor his or her spouse is an active participant in an employer-sponsored retirement plan. If the individual or his or her spouse is an active participant in an employer-sponsored retirement plan, the individual's contributions to an IRA may be deductible, in whole or in part, depending on the amount of the adjusted gross income of the individual and his or her spouse.

         EMPLOYER-SPONSORED QUALIFIED RETIREMENT PLANS. Sole proprietors, partnerships and corporations may sponsor qualified money purchase pension and profit-sharing plans, including
Section 401(k) plans ("qualified plans"), under which annual tax-deductible contributions are made within prescribed limits based
on compensation paid to participating individuals.   The minimum
initial investment requirement may be waived with respect to certain of these qualified plans.

         If the aggregate net asset value of shares of the Alliance Mutual Funds held by a qualified plan reaches $1 million on or before December 15 in any year, all Class B or Class C shares of the Fund held by the plan can be exchanged at the plan's request without any sales charge, for Class A shares of the Fund.

         SIMPLIFIED EMPLOYEE PENSION PLAN ("SEP"). Sole proprietors, partnerships and corporations may sponsor a SEP under which they make annual tax-deductible contributions to an IRA established by each eligible employee within prescribed limits based on employee compensation.

         403(B)(7) RETIREMENT PLAN. Certain tax-exempt organizations and public educational institutions may sponsor retirement plans under which an employee may agree that monies deducted from his or her compensation (minimum $25 per pay period) may be contributed by the employer to a custodial account established for the employee under the plan.

         The Alliance Plans Division of Frontier Trust Company, a subsidiary of Equitable, which serves as custodian or trustee under the retirement plan prototype forms available from the Fund, charges certain nominal fees for establishing an account and for annual maintenance. A portion of these fees is remitted to Alliance Global Investor Services, Inc. as compensation for its services to the retirement plan accounts maintained with the Fund.


         Distributions from retirement plans are subject to certain Code requirements in addition to normal redemption procedures. For additional information please contact Alliance
Global Investor Services, Inc.


DIVIDEND DIRECTION PLAN

         A shareholder who already maintains, in addition to his or her Class A, Class B, Class C or Advisor Class Fund account, a Class A, Class B, Class C or Advisor Class account with one or more other Alliance Mutual Funds may direct that income dividends and/or capital gains paid on the shareholder's Class A, Class B, Class C or Advisor Class Fund shares be automatically reinvested, in any amount, without the payment of any sales or service charges, in shares of the same class of such other Alliance Mutual Fund(s). Further information can be obtained by contacting Alliance Global InvestorFund Services, Inc. at the address or the "For Literature" telephone number shown on the cover of this Statement of Additional Information. Investors wishing to establish a dividend direction plan in connection with their initial investment should complete the appropriate section of the Subscription Application found in the Prospectus. Current shareholders should contact Alliance Global Investor Services, Inc. to establish a dividend direction plan.


SYSTEMATIC WITHDRAWAL PLAN

         General. Any shareholder who owns or purchases shares of the Fund having a current net asset value of at least $4,000 (for quarterly or less frequent payments), $5,000 (for bi-monthly payments) or $10,000 (for monthly payments) may establish a systematic withdrawal plan under which the shareholder will periodically receive a payment in a stated amount of not less than $50 on a selected date. Systematic withdrawal plan participants must elect to have their dividends and distributions from the Fund automatically reinvested in additional shares of the Fund.

         Shares of the Fund owned by a participant in the Fund's systematic withdrawal plan will be redeemed as necessary to meet withdrawal payments and such payments will be subject to any taxes applicable to redemptions and, except as discussed below, any applicable contingent deferred sales charge. Shares acquired with reinvested dividends and distributions will be liquidated first to provide such withdrawal payments and thereafter other shares will be liquidated to the extent necessary, and depending upon the amount withdrawn, the investor's principal may be depleted. A systematic withdrawal plan may be terminated at any time by the shareholder or the Fund.

         Withdrawal payments will not automatically end when a shareholder's account reaches a certain minimum level. Therefore, redemptions of shares under the plan may reduce or even liquidate a shareholder's account and may subject the shareholder to the Fund's involuntary redemption provisions. See "Redemption and Repurchase of Shares--General." Purchases of additional shares concurrently with withdrawals are undesirable because of sales charges when purchases are made. While an occasional lump-sum investment may be made by a holder of Class A shares who is maintaining a systematic withdrawal plan, such investment should normally be an amount equivalent to three times the annual withdrawal or $5,000, whichever is less.

         Payments under a systematic withdrawal plan may be made by check or electronically via the Automated Clearing House ("ACH") network. Investors wishing to establish a systematic withdrawal plan in conjunction with their initial investment in shares of the Fund should complete the appropriate portion of the Subscription Application found in the Prospectus, while current Fund shareholders desiring to do so can obtain an application form by contacting Alliance Global Investor Services, Inc. at the address or the "For Literature" telephone number shown on the cover of this Statement of Additional Information.


         CDSC Waiver for Class B Shares and Class C Shares. Under a systematic withdrawal plan, up to 1% monthly, 2% bi- monthly or 3% quarterly of the value at the time of redemption of the Class B or Class C shares in a shareholder's account may be redeemed free of any contingent deferred sales charge.

         With respect to Class B shares, the waiver applies only with respect to shares acquired after July 1, 1995. Class B shares that are not subject to a contingent deferred sales charge (such as shares acquired with reinvested dividends or distributions) will be redeemed first and will count toward the foregoing limitations. Remaining Class B shares that are held the longest will be redeemed next. Redemptions of Class B shares in excess of the foregoing limitations will be subject to any otherwise applicable contingent deferred sales charge.

         With respect to Class C shares, shares held the longest will be redeemed first and will count toward the foregoing limitations. Redemptions in excess of those limitations will be subject to any otherwise applicable contingent deferred sales charge.

STATEMENTS AND REPORTS

         Each shareholder of the Fund receives semi-annual and annual reports which include a portfolio of investments, financial statements and, in the case of the annual report, the report of the Fund's independent auditors, Ernst & Young LLP, as well as a confirmation of each purchase and redemption. By contacting his or her broker or Alliance Global Investor Services, Inc., a shareholder can arrange for copies of his or her account statements to be sent to another person.


Shareholder Services Applicable to
Class A and Class C Shareholders Only

CHECKWRITING

         A new Class A or Class C investor may fill out the Signature Card which is included in the Prospectus to authorize the Fund to arrange for a checkwriting service through State Street Bank and Trust Company (the "Bank") to draw against

Class A or Class C shares of the Fund redeemed from the investor's account. Under this service, checks may be made payable to any payee in any amount not less than $500 and not more than 90% of the net asset value of the Class A or Class C shares in the investor's account (excluding for this purpose the current month's accumulated dividends and shares for which certificates have been issued). A Class A or Class C shareholder wishing to establish this checkwriting service subsequent to the opening of his or her Fund account should contact the Fund by telephone or mail. Corporations, fiduciaries and institutional investors are required to furnish a certified resolution or other evidence of authorization. This checkwriting service will be subject to the Bank's customary rules and regulations governing checking accounts, and the Fund and the Bank each reserve the right to change or suspend the checkwriting service. There is no charge to the shareholder for the initiation and maintenance of this service or for the clearance of any checks.

         When a check is presented to the Bank for payment, the Bank, as the shareholder's agent, causes the Fund to redeem, at the net asset value next determined, a sufficient number of full and fractional shares of the Fund in the shareholder's account to cover the check. Because the level of net assets in a shareholder's account constantly change, due, among various factors, to market fluctuations, a shareholder should not attempt to close his or her account by use of a check. In this regard, the Bank has the right to return checks (marked "insufficient funds") unpaid to the presenting bank if the amount of the check exceeds 90% of the assets in the account. Canceled (paid) checks are returned to the shareholder. The checkwriting service enables the shareholder to receive the daily dividends declared on the shares to be redeemed until the day that the check is presented to the Bank for payment.

_________________________________________________________________

                         NET ASSET VALUE
_________________________________________________________________

         The per share net asset value is computed in accordance with the Fund's Articles of Incorporation and By-Laws at the next close of regular trading on the Exchange (ordinarily 4:00 p.m. Eastern time) following receipt of a purchase or redemption order by the Fund on each Fund business day on which such an order is received and on such other days as the Board of Directors of the Fund deems appropriate or necessary in order to comply with Rule 22c-1 under the 1940 Act. The Fund's per share net asset value is calculated by dividing the value of the Fund's total assets, less its liabilities, by the total number of its shares then outstanding. A Fund business day is any weekday on which the Exchange is open for trading.

         In accordance with applicable rules under the 1940 Act, portfolio securities are valued at current market value or at fair value as determined in good faith by the Board of Directors. The Board of Directors has delegated to the Adviser certain of the Boards duties with respect to the following procedures. Readily marketable securities listed on the Exchange or on a foreign securities exchange (other than foreign securities exchanges whose operations are similar to those of the United States over-the-counter market) are valued, except as indicated below, at the last sale price reflected on the consolidated tape at the close of the Exchange or, in the case of a foreign securities exchange, at the last quoted sale price, in each case on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the quoted bid prices on such day. If no bid prices are quoted on such day, then the security is valued at the mean of the bid and asked prices at the close of the Exchange on such day as obtained from one or more dealers regularly making a market in such security. Where a bid and asked price can be obtained from only one such dealer, such security is valued at the mean of the bid and asked price obtained from such dealer unless it is determined that such price does not represent current market value, in which case the security shall be valued in good faith at fair value by, or pursuant to procedures established by, the Board of Directors. Securities for which no bid and asked price quotations are readily available are valued in good faith at fair value by, or in accordance with procedures established by, the Board of Directors. Readily marketable securities not listed on the Exchange or on a foreign securities exchange are valued in like manner. Portfolio securities traded on the Exchange and on one or more other foreign or other national securities exchanges, and portfolio securities not traded on the Exchange but traded on one or more foreign or other national securities exchanges are valued in accordance with these procedures by reference to the principal exchange on which the securities are traded.

         Readily marketable securities traded only in the over-the-counter market, securities listed on a foreign securities exchange whose operations are similar to those of the United States over-the-counter market, and debt securities listed on a U.S. national securities exchange whose primary market is believed to be over-the-counter, are valued at the mean of the bid and asked prices at the close of the Exchange on such day as obtained from two or more dealers regularly making a market in such security. Where a bid and asked price can be obtained from only one such dealer, such security is valued at the mean of the bid and asked price obtained from such dealer unless it is determined that such price does not represent current market value, in which case the security shall be valued in good faith at fair value by, or in accordance with procedures established by, the Board of Directors.

         Listed put and call options purchased by the Fund are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day.

         Open futures contracts and options thereon will be valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuations, the last available closing settlement price will be used.

         U.S. Government Securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less, or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days (unless in either case the Board of Directors determines that this method does not represent fair value).

         Fixed-income securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities.
The prices provided by a pricing service take into account many factors, including institutional size trading in similar groups of securities and any developments related to specific securities. Mortgage-backed and asset-backed securities may be valued at prices obtained from a bond pricing service or at a price obtained from one or more of the major broker/dealers in such securities. In cases where broker/dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted bid price on a security.

         All other assets of the Fund are valued in good faith at fair value by, or in accordance with procedures established by, the Board of Directors.

         Trading in securities on Far Eastern and European securities exchanges and over-the-counter markets is normally completed well before the close of business of each Fund business day. In addition, trading in foreign markets may not take place on all Fund business days. Furthermore, trading may take place in various foreign markets on days that are not Fund business days. The Funds calculation of the net asset value per share, therefore, does not always take place contemporaneously with the most recent determination of the prices of portfolio securities in these markets. Events affecting the values of these portfolio securities that occur between the time their prices are determined in accordance with the above procedures and the close of the Exchange will not be reflected in the Fund's calculation of net asset value unless these prices do not reflect current market value, in which case the securities will be valued in good faith at fair value by, or in accordance with procedures established by, the Board of Directors.

         The Board of Directors may suspend the determination of the Funds net asset value (and the offering and sales of shares), subject to the rules of the Commission and other governmental rules and regulations, at a time when: (1) the Exchange is closed, other than customary weekend and holiday closings, (2) an emergency exists as a result of which it is not reasonably practicable for the Fund to dispose of securities owned by it or to determine fairly the value of its net assets, or (3) for the protection of shareholders, the Commission by order permits a suspension of the right of redemption or a postponement of the date of payment on redemption.

         For purposes of determining the Funds net asset value per share, all assets and liabilities initially expressed in a foreign currency will be converted into U.S. Dollars at the mean of the current bid and asked prices of such currency against the U.S. Dollar last quoted by a major bank that is a regular participant in the relevant foreign exchange market or on the basis of a pricing service that takes into account the quotes provided by a number of such major banks. If such quotations are not available as of the close of the Exchange, the rate of exchange will be determined in good faith by, or under the direction of, the Board of Directors.

         The assets attributable to the Class A shares, Class B shares, Class C shares and Advisor Class shares will be invested together in a single portfolio. The net asset value of each class will be determined separately by subtracting the liabilities allocated to that class from the assets belonging to that class in conformance with the provisions of a plan adopted by the Fund in accordance with Rule 18f-3 under the 1940 Act.

________________________________________________________________

               DIVIDENDS, DISTRIBUTIONS AND TAXES
________________________________________________________________

UNITED STATES FEDERAL INCOME TAXATION
OF DIVIDENDS AND DISTRIBUTIONS

General

         The Fund intends for each taxable year to qualify to be taxed as a "regulated investment company" under the Code. So long as the Fund distributes 90% of its income, qualification relieves the Fund of federal income tax liability on the part of its net ordinary income and net realized capital gains which it timely distributes to its shareholders. Such qualification does not, of course, involve governmental supervision of management or investment practices or policies. Investors should consult their own counsel for a complete understanding of the requirements the Fund must meet to qualify to be taxed as a "regulated investment company."

         In order to qualify as a regulated investment company for any taxable year, the Fund must, among other things, derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans and gains from the sale or other disposition of stock, securities or foreign currency, or certain other income (including, but not limited to, gains from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or currency. In addition, the Fund will qualify as a regulated investment company for any taxable year only if it satisfies the diversification requirements set forth under the heading "Description of the Fund--Non-Diversified Status."

         The information set forth in the Prospectus and the following discussion relate solely to the significant United States federal income taxes on dividends and distributions by the Fund and assumes that the Fund qualifies to be taxed as a regulated investment company. Investors should consult their own tax counsel with respect to the specific tax consequences of their being shareholders of the Fund, including the effect and applicability of federal, state, local and foreign tax laws to their own particular situation and the possible effects of changes therein.

         The Fund intends to declare and distribute dividends in the amounts and at the times necessary to avoid the application of the 4% federal excise tax imposed on certain undistributed income of regulated investment companies. The Fund will be required to pay the 4% excise tax to the extent it does not distribute to its shareholders during any calendar year an amount equal to the sum of (i) 98% of its ordinary taxable income for the calendar year, (ii) 98% of its capital gain net income and foreign currency gains for the twelve months ended October 31 of such year (or November 30 if elected by the Fund), and (iii) any ordinary income or capital gain net income from the preceding calendar year that was not distributed during such year. For this purpose, income or gain retained by the Fund that is subject to corporate income tax will be considered to have been distributed by the Fund by year-end. For federal income and excise tax purposes, dividends declared and payable to shareholders of record as of a date in October, November or December but actually paid during the following January will be taxable to these shareholders for the year declared, and not for the subsequent calendar year in which the shareholders actually receive the dividend.

         Dividends of the Fund's net ordinary income and distributions of any net realized short-term capital gain are taxable to shareholders as ordinary income. Since the Fund expects to derive substantially all of its gross income (exclusive of capital gains) from sources other than dividends, it is expected that none of the Fund's dividends or distributions will qualify for the dividends-received deduction for corporations.

         Distributions of net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) are taxable as long-term capital gain, regardless of how long a shareholder has held shares in the Fund. Any dividend or distribution received by a shareholder on shares of the Fund will have the effect of reducing the net asset value of such shares by the amount of such dividend or distribution. Furthermore, a dividend or distribution made shortly after the purchase of such shares by a shareholder, although in effect a return of capital to that particular shareholder, would be taxable to him or her as described above. If a shareholder has held shares in the Fund for six months or less and during that period has received a distribution of net capital gain, any loss recognized by the shareholder on the sale of those shares during the six-month period will be treated as a long-term capital loss to the extent of the distribution.

         Dividends are taxable in the manner discussed regardless of whether they are paid to the shareholder in cash or are reinvested in additional shares of the Fund's Common Stock.

         A dividend or capital gains distribution with respect to shares of the Fund held by a tax-deferred or qualified plan, such as an individual retirement account, 403(b)(7) retirement plan or corporate pension or profit-sharing plan, generally will not be taxable to the plan. Distributions from such plans will be taxable to individual participants under applicable tax rules without regard to the character of the income earned by the qualified plan.

         The Fund may be required to withhold federal income tax at the rate of 31% of all distributions payable to shareholders who fail to provide the Fund with their correct taxpayer identification numbers or to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. Corporate shareholders and certain other shareholders specified in the Code are exempt from such backup withholding. Backup withholding is not an additional tax; any amounts so withheld may be credited against a shareholder's federal income tax liability or refunded.

FOREIGN TAX CREDIT

         Investment income received by the Fund from sources within foreign countries may be subject to foreign income taxes, including taxes withheld at the source. The United States has entered into tax treaties with many foreign countries which entitle the Fund to a reduced rate of such taxes or exemption from taxes on such income. It is impossible to determine the effective rate of foreign tax in advance since the amount of the Fund's assets to be invested within various countries is not known. If more than 50% of the value of the Fund's total assets at the close of its taxable year consists of stocks or securities of foreign corporations (which for this purpose should include obligations issued by foreign governments), the Fund will be eligible to file an election with the Internal Revenue Service to pass through to its shareholders the amount of foreign taxes paid by the Fund. If eligible, the Fund intends to file such an election. However, there can be no assurance that the Fund will be able to do so. Pursuant to this election, a shareholder will be required to (i) include in gross income (in addition to taxable dividends actually received) his pro rata share of any foreign income taxes paid by the Fund, (ii) treat his pro rata share of such foreign taxes as having been paid by him; and
(iii) either deduct such pro rata share of foreign taxes in computing his taxable income or treat such foreign taxes as a credit against federal income taxes. Shareholders who normally are not liable for federal income taxes, such as retirement plans qualified under section 401 of the Code, will not be affected by any such pass-through of taxes by the Fund. No deduction for foreign income taxes may be claimed by an individual shareholder who does not itemize deductions. In addition, certain shareholders may be subject to rules which limit or reduce their ability to fully deduct, or claim a credit for, their pro rata share of the foreign income taxes paid by the Fund. A shareholder's foreign tax credit with respect to a dividend received from the Fund will be disallowed unless the shareholder holds shares in the Fund on the ex-dividend date and for at least 15 other days during the 30-day period beginning 15 days prior to the ex-dividend date. Each shareholder will be notified within 60 days after the close of the Fund's taxable year whether the foreign income taxes paid by the Fund will pass through for that year and, if so, such notification will designate (i) such shareholder's portion of the foreign income taxes paid to each such country, and (ii) the portion of dividends that represents income derived from sources within each such country.

         The federal income tax status of each year's distributions by the Fund will be reported to shareholders and to the Internal Revenue Service. The foregoing is only a general description of the treatment of foreign taxes under the United States federal income tax laws. Because the availability of a foreign tax credit or deduction will depend on the particular circumstances of each shareholder, potential investors are advised to consult their own tax advisers.

UNITED STATES FEDERAL INCOME TAXATION OF THE FUND

         The following discussion relates to certain significant United States federal income tax consequences to the Fund with respect to the determination of its "investment company taxable income" each year. This discussion assumes that the Fund will be taxed as a regulated investment company for each of its taxable years.

         CURRENCY FLUCTUATIONS--"SECTION 988" GAINS OR LOSSES. Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time the Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities are treated as ordinary income or ordinary loss. Similarly, gains or losses from the disposition of foreign currencies, from the disposition of debt securities denominated in a foreign currency, or from the disposition of a forward contract denominated in a foreign currency which are attributable to fluctuations in the value of the foreign currency between the date of acquisition of the asset and the date of disposition also are treated as ordinary income or loss. These gains or losses, referred to under the Code as "section 988" gains or losses, increase or decrease the amount of the Fund's investment company taxable income available to be distributed to its shareholders as ordinary income, rather than increasing or decreasing the amount of the Fund's net capital gain. Because section 988 losses reduce the amount of ordinary dividends the Fund will be allowed to distribute for a taxable year, such section 988 losses may result in all or a portion of prior dividend distributions for such year being recharacterized as a non-taxable return of capital to shareholders, rather than as an ordinary dividend, reducing each shareholder's basis in his or her Fund shares. To the extent that such distributions exceed such shareholder's basis, each will be treated as a gain from the sale of shares.

         OPTIONS, FUTURES CONTRACTS, AND FORWARD FOREIGN CURRENCY CONTRACTS. Certain listed options, regulated futures contracts and forward foreign currency contracts are considered "section 1256 contracts" for federal income tax purposes. Section 1256 contracts held by the Fund at the end of each taxable year will be "marked to market" and treated for federal income tax purposes as though sold for fair market value on the last business day of such taxable year. Gain or loss realized by the Fund on section 1256 contracts other than forward foreign currency contracts will be considered 60% long-term and 40% short-term capital gain or loss, although the Fund may elect to have the gain or loss it realizes on certain contracts taxed as "section 988" gain or loss. Gain or loss realized by the Fund on forward foreign currency contracts generally will be treated as section 988 gain or loss and will therefore be characterized as ordinary income or loss and will increase or decrease the amount of the Fund's net investment income available to be distributed to shareholders as ordinary income, as described above. The Fund can elect to exempt its section 1256 contracts which are part of a "mixed straddle" (as described below) from the application of section 1256.

         The Treasury Department has the authority to issue regulations that would permit or require the Fund either to integrate a foreign currency hedging transaction with the investment that is hedged and treat the two as a single transaction, or otherwise to treat the hedging transaction in a manner that is consistent with the hedged investment. The regulations issued under this authority generally should not apply to the type of hedging transactions in which the Fund intends to engage.

         With respect to over-the-counter put and call options, gain or loss realized by the Fund upon the lapse or sale of such options held by the Fund will be either long-term or short-term capital gain or loss depending upon the Fund's holding period with respect to such option. However, gain or loss realized upon the lapse or closing out of such options that are written by the Fund will be treated as short-term capital gain or loss. In general, if the Fund exercises an option, or if an option that the Fund has written is exercised, gain or loss on the option will not be separately recognized but the premium received or paid will be included in the calculation of gain or loss upon disposition of the property underlying the option.

         Gain or loss realized by the Fund on the lapse or sale of put and call options on foreign currencies which are traded over-the-counter or on certain foreign exchanges will be treated as section 988 gain or loss and will therefore be characterized as ordinary income or loss and will increase or decrease the amount of the Fund's net investment income available to be distributed to shareholders as ordinary income, as described above. The amount of such gain or loss shall be determined by subtracting the amount paid, if any, for or with respect to the option (including any amount paid by the Fund upon termination of an option written by the Fund) from the amount received, if any, for or with respect to the option (including any amount received by the Fund upon termination of an option held by the Fund). In general, if the Fund exercises such an option on a foreign currency, or if such an option that the Fund has written is exercised, gain or loss on the option will be recognized in the same manner as if the Fund had sold the option (or paid another person to assume the Fund's obligation to make delivery under the option) on the date on which the option is exercised, for the fair market value of the option. The foregoing rules will also apply to other put and call options which have as their underlying property foreign currency and which are traded over-the-counter or on certain foreign exchanges to the extent gain or loss with respect to such options is attributable to fluctuations in foreign currency exchange rates.

         TAX STRADDLES. Any option, futures contract, or forward foreign currency contract, interest rate swap, cap or floor or other position entered into or held by the Fund in conjunction with any other position held by the Fund may constitute a "straddle" for federal income tax purposes. A straddle of which at least one, but not all, the positions are section 1256 contracts may constitute a "mixed straddle". In general, straddles are subject to certain rules that may affect the character and timing of the Fund's gains and losses with respect to straddle positions by requiring, among other things, that
(i) loss realized on disposition of one position of a straddle not be recognized to the extent that the Fund has unrealized gains with respect to the other position in such straddle;
(ii) the Fund's holding period in straddle positions be suspended while the straddle exists (possibly resulting in gain being treated as short-term capital gain rather than long-term capital gain); (iii) losses recognized with respect to certain straddle positions which are part of a mixed straddle and which are non-
section 1256 positions be treated as 60% long-term and 40% short-term capital loss; (iv) losses recognized with respect to certain straddle positions which would otherwise constitute short-term capital losses be treated as long-term capital losses; and
(v) the deduction of interest and carrying charges attributable to certain straddle positions may be deferred. The Treasury Department is authorized to issue regulations providing for the proper treatment of a mixed straddle where at least one position consists of an ordinary asset and at least one position consists of a capital asset. No such regulations have yet been issued. Various elections are available to the Fund which may mitigate the effects of the straddle rules, particularly with respect to mixed straddles. In general, the straddle rules described above do not apply to any straddles held by the Fund all of the offsetting positions of which consist of section 1256 contracts.

         ZERO COUPON SECURITIES.   Current federal tax law
requires that a holder (such as the Fund) of a zero coupon security accrue a portion of the discount at which the security was purchased as income each year even though the Fund receives no interest payment in cash on the security during the year. Accordingly, the Fund may be required to pay out as an income distribution each year an amount which is greater than the total amount of cash interest the Fund actually received. Such distributions will be made from the cash assets of the Fund or by liquidation of portfolio securities, if necessary. If a distribution of cash necessitates the liquidation of portfolio securities, the Adviser will select which securities to sell.
The Fund may realize a gain or loss from such sales. In the event the Fund realizes net capital gains from such transactions, its shareholders may receive a larger capital gain distribution, if any, than they would have in the absence of such transactions.

TAXATION OF FOREIGN STOCKHOLDERS

         The foregoing discussion relates only to United States federal income tax law as it affects shareholders who are United States citizens or residents or United States corporations. The effects of federal income tax law on shareholders who are non-resident alien individuals or foreign corporations may be substantially different. Foreign investors should therefore consult their counsel for further information as to the United States tax consequences of receipt of income from the Fund.

_________________________________________________________________

                     PORTFOLIO TRANSACTIONS
_________________________________________________________________

         Subject to the general supervision of the Board of Directors of the Fund, the Adviser is responsible for the investment decisions and the placing of the orders for portfolio transactions for the Fund. The Fund's portfolio transactions occur primarily with issuers, underwriters or major dealers acting as principals. Such transactions are normally on a net basis which do not involve payment of brokerage commissions. The cost of securities purchased from an underwriter usually includes a commission paid by the issuer to the underwriters; transactions with dealers normally reflect the spread between bid and asked prices. Premiums are paid with respect to options purchased by the Fund and brokerage commissions are payable with respect to transactions in exchange-traded futures contracts.

         The Fund has no obligation to enter into transactions in portfolio securities with any dealer, issuer, underwriter or other entity. In placing orders, it is the policy of the Fund to obtain the best price and execution for its transactions. Where best price and execution may be obtained from more than one dealer, the Adviser may, in its discretion, purchase and sell securities through dealers who provide research, statistical and other information to the Adviser. Such services may be used by the Adviser for all of its investment advisory accounts and, accordingly, not all such services may be used by the Adviser in connection with the Fund. The supplemental information received from a dealer is in addition to the services required to be performed by the Adviser under the Advisory Agreement, and the expenses of the Adviser will not necessarily be reduced as a result of the receipt of such information. Consistent with the Conduct Rules of the National Association of Securities Dealers, Inc., and subject to seeking best price and execution, the Fund may consider sales of its shares as a factor in the selection of dealers to enter into portfolio transactions with the Fund. Portfolio securities will not be purchased from or sold to Sanford C. Bernstein & Co., LLC, an affiliate of the Adviser, or any other subsidiary or affiliate of Equitable.


_________________________________________________________________

                       GENERAL INFORMATION
_________________________________________________________________

CAPITALIZATION

         The Fund is a Maryland corporation organized in 1992. The Fund's shares have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Directors can elect 100% of the Directors if they choose to do so, and in such event the holders of the remaining less than 50% of the shares voting for such election of Directors will not be able to elect any person or persons to the Board of Directors. The authorized capital stock of the Fund currently consists of 3,000,000,000 shares of Class A Common Stock, $.001 par value, 3,000,000,000 shares of Class B Common Stock, $.001 par value, 3,000,000,000 shares of Class C Common Stock, $.001 par value, and 3,000,000,000 shares of Advisor Class Common Stock, $.001 par value. All shares of the Fund, when issued, are fully paid and non-assessable. The Board of Directors is authorized to reclassify and issue any unissued shares to any number of additional series and classes without shareholder approval. Accordingly, the Board in the future, for reasons such as the desire to establish one or more additional portfolios with different investment objectives, policies or restrictions, may create additional classes or series of shares. Any issuance of shares of another class or series would be governed by the 1940 Act and the law of the State of Maryland. If shares of another series were issued in connection with the creation of a second portfolio, each share of either portfolio would normally be entitled to one vote for all purposes. Generally, shares of both portfolios would vote as a single series on matters, such as the election of Directors, that affected both portfolios in substantially the same manner. As to matters affecting each portfolio differently, such as approval of the Advisory Agreement and changes in investment policy, shares of each portfolio would vote as separate series.

         It is anticipated that annual shareholder meetings will not be held; shareholder meetings will be held only when required by federal or state law. Shareholders have available certain procedures for the removal of Directors.

         A shareholder in the Fund will be entitled to share pro rata with other holders of the same class of shares all dividends and distributions arising from the Fund's assets and, upon redeeming shares, will receive the then current net asset value of the Fund represented by the redeemed shares less any applicable CDSC. Class A, Class B and Class C shares of the Fund have identical voting, dividend, liquidation and other rights, except that each class bears its own distribution and transfer agency expenses. Each class of shares of the Fund votes separately with respect to the Fund's Rule 12b-1 distribution plan and other matters for which separate class voting is appropriate under applicable law. Shares are freely transferable, are entitled to dividends as determined by the Directors and, in liquidation of the Fund, are entitled to receive the net assets of the Fund. Certain additional matters relating to the Fund's organization are discussed in this Statement of Additional Information.

         The outstanding voting shares of the Fund as of February 2, 2001 consisted of 381,970,931 shares of common stock outstanding, of which 230,756,826 were Class A shares, 114,244,611 were Class B shares and 36,969,494 were Class C shares. To the knowledge of the Fund, the following persons owned of record, and no person owned beneficially, 5% or more of the outstanding shares of the Fund as of February 2, 2001:


Name and Address

Class A Shares


MLPF&S
For the Sole Benefit of
 Its Customers
Attn:  Fund Admin (979L9)
4800 Deer Lake Dr. East 2nd Fl.
Jacksonville, FL 32246-6484           18,534,269     14.18%

Class B Shares

MLPF&S For the Sole Benefit
  of Its Customers
Attn:  Fund Admin (979L9)
4800 Deer Lake Dr. East 2nd Fl.
Jacksonville, FL  32246-6484          16,802,233     14.71%

Class C Shares

MLPF&S For the Sole Benefit of
  Its Customers
Attn:  Fund Admin (97BF3)
4800 Deer Lake Dr. East 2nd Fl.
Jacksonville, FL  32246-6484           9,761,416     26.40%


CUSTODIAN

         Brown Brothers Harriman & Co., 40 Water Street, Boston, Massachusetts 02109, will act as custodian for the assets of the Fund but plays no part in deciding the purchase or sale of portfolio securities. Subject to the supervision of the Fund's Directors, Brown Brothers Harriman & Co. may enter into sub-custodial agreements for the holding of the Fund's foreign securities.

PRINCIPAL UNDERWRITER

         Alliance Fund Distributors, Inc., an indirect wholly-owned subsidiary of the Adviser, located at 1345 Avenue of the Americas, New York, New York 10105, is the principal underwriter of the shares of the Fund and as such may solicit orders from the public to purchase shares of the Fund. Under the Distribution Services Agreement, the Fund has agreed to indemnify the Principal Underwriter, in the absence of its willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, against certain civil liabilities, including liabilities under the Securities Act.

COUNSEL

         Legal matters in connection with the issuance of the shares offered hereby are passed upon by Seward & Kissel LLP, New York, New York. Seward & Kissel LLP has relied upon the opinion of Venable, Baetjer and Howard LLP, Baltimore, Maryland, for matters relating to Maryland law.

INDEPENDENT AUDITORS

         Ernst & Young LLP, New York, New York, has been appointed as independent auditors for the Fund.

YIELD AND TOTAL RETURN QUOTATIONS

         From time to time, the Fund advertises its "yield" and "total return," which are computed separately for Class A, Class B and Class C shares. A Fund's yield for any 30-day (or one-month) period is computed by dividing the net investment income per share earned during such period by the maximum public offering price per share on the last day of the period, and then annualizing such 30-day (or one-month) yield in accordance with a formula prescribed by the Commission which provides for compounding on a semi-annual basis. The Fund may also state in its sales literature an "actual distribution rate" for each class which is computed in the same manner as yield except that actual income dividends declared per share during the period in question are substituted for net investment income per share. The actual distribution rate is computed separately for Class A, Class B and Class C shares. Advertisements of the Fund's total return disclose its average annual compounded total return for the periods prescribed by the Commission. The Fund's total return for each such period is computed by finding, through the use of a formula prescribed by the Commission, the average annual compounded rate of return over the period that would equate an assumed initial amount invested to the value of the investment at the end of the period. For purposes of computing total return, income dividends and capital gains distributions paid on shares of the Fund are assumed to have been reinvested when paid and the maximum sales charges applicable to purchases and redemptions of the Fund's shares are assumed to have been paid. The Fund's advertisements may quote performance rankings or ratings of the Fund by financial publications or independent organizations such as Lipper, Inc. and Morningstar, Inc. or compare the Fund's performance to various indicies.

         The Fund calculates average annual total return information in the Performance Table in the Risk/Return Summary according to the Commission formula as described above. In accordance with Commission guidelines, total return information is presented for each class for the same time periods, i.e., the 1, 5 and 10 years (or over the life of the Fund, if the Fund is less than 10 years old) ending on the last day of the most recent calendar year. Since different classes may have first been sold on different dates ("Actual Inception Dates"), in some cases this can result in return information being presented for a class for periods prior to its Actual Inception Date. Where return information is presented for periods prior to the Actual Inception Date of a Class (a "Younger Class"), such information is calculated by using the historical performance of the class with the earliest Actual Inception Date (the "Oldest Class").
For this purpose, the Fund calculates the difference in total annual fund operating expenses (as a percentage of average net assets) between the Younger Class and the Oldest Class, divides the difference by 12, and subtracts the result from the monthly performance at net asset value (including reinvestment of all dividends and distributions) of the Oldest Class for each month prior to the Younger Class's Actual Inception Date for which performance information is to be shown. The resulting "pro forma" monthly performance information is used to calculate the Younger Class's average annual returns for these periods. Any conversion feature applicable to the Younger Class is assumed to occur in accordance with the Actual Inception Date for that class, not its hypothetical inception date.

         The Fund's yield for the month ended November 30, 2000 for Class A shares was 9.51%, for Class B shares was 9.19% and for Class C shares was 9.20%. The Fund's actual distribution rate for such period for Class A shares was 10.05%, for Class B shares was 9.82% and for Class C shares was 9.82%.


         The average annual total return based on net asset value for each class of shares for the one-, five-, and ten-year periods ended November 30, 2000 (or since inception through that date, as noted) was as follows:



                   12 Months
                   Ended         5 Years Ended   10 Years Ended
                   11/30/00      11/30/00        11/30/00

Class A            15.80%        15.50%          9.34*
Class B            14.99%        14.61%          8.72*
Class C            14.99%        14.61%          8.15*


*Inception Date:  Class A - March 27, 1992
                  Class B - March 27, 1992
                  Class C - May 3, 1993

         Yield and total return are not fixed and will fluctuate in response to prevailing market conditions or as a function of the type, and quality of the securities in the Fund's portfolio, the Fund's average portfolio maturity and its expenses. Quotations of yield and total return do not include any provision for the effect of individual income taxes. An investor's principal invested in the Fund is not fixed and will fluctuate in response to prevailing market conditions. The Fund may advertise the fluctuation of its net asset value over certain time periods and compare its performance to that available from other investments, including money market funds and certificates of deposit, the later of which, unlike the Fund, are insured and have fixed rates of return.

         Advertisements quoting performance rankings of the Fund as measured by financial publications or by independent organizations such as Lipper, Inc., Morningstar, Inc., and advertisements presenting the historical record of payments of income dividends by the Fund may also from time to time be sent to investors or placed in newspapers, magazines such as The Wall Street Journal, The New York Times, Barrons, Investor's Daily, Money Magazine, Changing Times, Business Week and Forbes or other media on behalf of the Fund. It is expected that the Fund will be ranked by Lipper in the category known as "World Income Funds."

ADDITIONAL INFORMATION

         Any shareholder inquiries may be directed to the shareholder's broker or to Alliance Global Investor Services, Inc. at the address or telephone numbers shown on the front cover of this Statement of Additional Information. This Statement of Additional Information does not contain all the information set forth in the Registration Statement filed by the Fund with the Commission. Copies of the Registration Statement may be obtained at a reasonable charge from the Commission or may be examined, without charge, at the offices of the Commission in Washington, D.C.

_________________________________________________________________

     REPORT OF INDEPENDENT AUDITORS AND FINANCIAL STATEMENTS
_________________________________________________________________

         The financial statements and the report of Ernst & Young LLP of Alliance North American Government Income Trust, Inc. are incorporated herein by reference to its annual report filing made with the SEC pursuant to Section 30(b) of the 1940 Act and Rule 30b2-1 thereunder. The annual report is dated November 30, 2000 and it was filed on February 13, 2001. It is available without charge upon request by calling Alliance Global Investor Services, Inc. at (800) 227-4618.

________________________________________________________________

                           APPENDIX A
                          BOND RATINGS
_________________________________________________________________

STANDARD & POOR's BOND RATINGS

         A Standard & Poor's Ratings Services ("S&P") corporate debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. Debt rated "AAA" has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong. Debt rated "AA" has a very strong capacity to pay interest and to repay principal and differs from the highest rated issues only in a small degree. Debt rated "A" has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than a debt of a higher rated category. Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions, or changing circumstances are more likely to lead to a weakened capacity to pay interest and to repay principal for debt in this category than for higher rated categories.

         Debt rated "BB", "B", "CCC" or "CC" is regarded, on balance, as predominately speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. "BB" indicates the lowest degree of speculation and "CC" the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions. The rating "C" is reserved for income bonds on which no interest is being paid. Debt rated "D" is in default and payments of interest and/or repayment of principal is in arrears.

         The ratings from "AA" to "B" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

MOODY's BOND RATINGS

         Excerpts from Moody's description of its corporate bond ratings: Aaa - judged to be the best quality, carry the smallest degree of investment risk; Aa - judged to be of high quality by all standards; A - possess many favorable investment attributes and are to be considered as higher medium grade obligations;
Baa - considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured and have speculative characteristics as well; Ba, B, Caa, Ca, C - protection of interest and principal payments is questionable; Ba indicates some speculative elements while Ca represents a high degree of speculation and C represents the lowest rated class of bonds; Caa, Ca and C bonds may be in default. Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa to B in it corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks at the lower end of its generic rating category.

________________________________________________________________
                           APPENDIX B

                DESCRIPTION OF OBLIGATIONS ISSUED
                OR GUARANTEED BY U.S. GOVERNMENT
                  AGENCIES OR INSTRUMENTALITIES
________________________________________________________________

         FEDERAL FARM CREDIT SYSTEM NOTES AND BONDS--are bonds issued by a cooperatively owned nationwide system of banks and associations supervised by the Farm Credit Administration, an independent agency of the U.S. Government. These bonds are not guaranteed by the U.S. Government.

         FHA DEBENTURES--are debentures issued by the Federal
Housing Administration of the U.S. Government and are guaranteed by the U.S. Government.

         GNMA CERTIFICATES--are mortgage-backed securities which represent a partial ownership interest in a pool of mortgage loans issued by lenders such as mortgage bankers, commercial banks and savings and loan associations. Each mortgage loan included in the pool is either insured by the Federal Housing Administration or guaranteed by the Veterans Administration.

         FHLMC BONDS--are bonds issued and guaranteed by the Federal Home Loan Mortgage Corporation.

         FNMA BONDS--are bonds issued and guaranteed by the Federal National Mortgage Association.

         FEDERAL HOME LOAN BANK NOTES AND BONDS--are notes and bonds issued by the Federal Home Loan Bank System and are not guaranteed by the U.S. Government.

         STUDENT LOAN MARKETING ASSOCIATION ("SALLIE MAE") NOTES
AND BONDS--are notes and bonds issued by the Student Loan
Marketing Association.

         Although this list includes a description of the primary types of U.S. Government agency or instrumentality obligations in which the Fund intends to invest, the Fund may invest in obligations of U.S. Government agencies or instrumentalities other than those listed above.

________________________________________________________________

                           APPENDIX C

                FUTURES CONTRACTS AND OPTIONS ON
            FUTURES CONTRACTS AND FOREIGN CURRENCIES
_________________________________________________________________

OPTIONS ON U.S. AND FOREIGN GOVERNMENT SECURITIES

         The Fund intends to write covered put and call options and purchase put and call options on U.S. Government Securities and foreign government securities that are traded on United States and foreign securities exchanges and over-the-counter. The Fund also intends to write call options that are not covered for cross-hedging purposes.

         The Fund would write a call option for cross-hedging purposes, instead of writing a covered call option, when the premium to be received from the cross-hedge transaction would exceed that which would be received from writing a covered call option, while at the same time achieving the desired hedge.

         The writer of an option may have no control when the underlying securities must be sold, in the case of a call option, or purchased, in the case of a put option, since with regard to certain options, the writer may be assigned an exercise notice at any time prior to the termination of the obligation. Whether or not an option expires unexercised, the writer retains the amount of the premium. This amount, of course, may, in the case of a covered call option, be offset by a decline in the market value of the underlying security during the option period. If a call option is exercised, the writer experiences a profit or loss from the sale of the underlying security. If a put option is exercised, the writer must fulfill the obligation to purchase the underlying security at the exercise price, which will usually exceed the then market value of the underlying security.

         The writer of an option that wishes to terminate its obligation may effect a "closing purchase transaction". This is accomplished by buying an option of the same series as the option previously written. The effect of the purchase is that the writer's position will be cancelled by the clearing corporation. However, a writer may not effect a closing purchase transaction after being notified of the exercise of an option. Likewise, an investor who is the holder of an option may liquidate its position by effecting a "closing sale transaction". This is accomplished by selling an option of the same series as the option previously purchased. There is no guarantee that either a closing purchase or a closing sale transaction can be effected.

         Effecting a closing transaction in the case of a written call option will permit the Fund to write another call option on the underlying security with either a different exercise price or expiration date or both, or in the case of a written put option will permit the Fund to write another put option to the extent that the exercise price thereof is secured by deposited cash or short-term securities. Also, effecting a closing transaction will permit the cash or proceeds from the concurrent sale of any securities subject to the option to be used for other Fund investments. If the Fund desires to sell a particular security from its portfolio on which it has written a call option, it will effect a closing transaction prior to or concurrent with the sale of the security.

         The Fund will realize a profit from a closing transaction if the price of the purchase transaction is less than the premium received from writing the option or the price received from a sale transaction is more than the premium paid to purchase the option; the Fund will realize a loss from a closing transaction if the price of the purchase transaction is more than the premium received from writing the option or the price received from a sale transaction is less than the premium paid to purchase the option. Because increases in the market of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by the Fund.

         An option position may be closed out only where there exists a secondary market for an option of the same series. If a secondary market does not exist, it might not be possible to effect closing transactions in particular options with the result that the Fund would have to exercise the options in order to realize any profit. If the Fund is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise. Reasons for the absence of a liquid secondary market include the following:
(i) there may be insufficient trading interest in certain options, (ii) restrictions may be imposed by a national securities exchange ("Exchange") on opening transactions or closing transactions or both, (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities,
(iv) unusual or unforeseen circumstances may interrupt normal operations on an Exchange, (v) the facilities of an Exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume, or (vi) one or more Exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that Exchange (or in that class or series of options) would cease to exist, although outstanding options on that Exchange that had been issued by the Options Clearing Corporation as a result of trades on that Exchange would continue to be exercisable in accordance with their terms.

         The Fund may write options in connection with buy-and-write transactions; that is, the Fund may purchase a security and then write a call option against that security. The exercise price of the call the Fund determines to write will depend upon the expected price movement of the underlying security. The exercise price of a call option may be below ("in-the-money"), equal to ("at-the- money") or above ("out-of-the-money") the current value of the underlying security at the time the option is written. Buy-and-write transactions using in-the-money call options may be used when it is expected that the price of the underlying security will remain flat or decline moderately during the option period. Buy-and-write transactions using at-the-money call options may be used when it is expected that the price of the underlying security will remain fixed or advance moderately during the option period. Buy-and-write transactions using out-of-the-money call options may be used when it is expected that the premiums received from writing the call option plus the appreciation in the market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone. If the call options are exercised in such transactions, the Fund's maximum gain will be the premium received by it for writing the option, adjusted upwards or downwards by the difference between the Fund's purchase price of the security and the exercise price. If the options are not exercised and the price of the underlying security declines, the amount of such decline will be offset in part, or entirely, by the premium received.

         The writing of covered put options is similar in terms of risk/return characteristics to buy-and-write transactions. If the market price of the underlying security rises or otherwise is above the exercise price, the put option will expire worthless and the Fund's gain will be limited to the premium received. If the market price of the underlying security declines or otherwise is below the exercise price, the Fund may elect to close the position or take delivery of the security at the exercise price and the Fund's return will be the premium received from the put options minus the amount by which the market price of the security is below the exercise price. Out-of-the-money, at-the-money, and in-the-money put options may be used by the Fund in the same market environments that call options are used in equivalent buy-and-write transactions.

         The Fund may purchase put options to hedge against a decline in the value of its portfolio. By using put options in this way, the Fund will reduce any profit it might otherwise have realized in the underlying security by the amount of the premium paid for the put option and by transaction costs.

         The Fund may purchase call options to hedge against an increase in the price of securities that the Fund anticipates purchasing in the future. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire worthless to the Fund.

FUTURES CONTRACTS

         The Fund may enter into contracts for the purchase or sale for future delivery of fixed-income securities or foreign currencies, or contracts based on financial indices including any index of U.S. Government Securities or foreign government securities. U.S. futures contracts have been designed by exchanges which have been designated "contracts markets" by the Commodity Futures Trading Commission ("CFTC"), and must be executed through a futures commission merchant, or brokerage firm, which is a member of the relevant contract market. Futures contracts trade on a number of exchange markets, and, through their clearing corporations, the exchanges guarantee performance of the contracts as between the clearing members of the exchange. The Fund will enter into futures contracts which are based on debt securities that are backed by the full faith and credit of the U.S. Government, such as long-term U.S. Treasury Bonds, Treasury Notes, Government National Mortgage Association modified pass-through mortgage-backed securities and three-month U.S. Treasury Bills. The Fund may also enter into futures contracts which are based on bonds issued by entities other than the U.S. government.

         At the same time a futures contract is purchased or sold, the Fund must allocate cash or securities as a deposit payment ("initial deposit"). It is expected that the initial deposit would be approximately 1 1/2%-5% of a contract's face value. Daily thereafter, the futures contract is valued and the payment of "variation margin" may be required, since each day the Fund would provide or receive cash that reflects any decline or increase in the contract's value.

         At the time of delivery of securities pursuant to such a contract, adjustments are made to recognize differences in value arising from the delivery of securities with a different interest rate from that specified in the contract. In some (but not many) cases, securities called for by a futures contract may not have been issued when the contract was written.

         Although futures contracts by their terms call for the actual delivery or acquisition of securities, in most cases the contractual obligation is fulfilled before the date of the contract without having to make or take delivery of the securities. The offsetting of a contractual obligation is accomplished by buying (or selling, as the case may be) on a commodities exchange an identical futures contract calling for delivery in the same month. Such a transaction, which is effected through a member of an exchange, cancels the obligation to make or take delivery of the securities. Since all transactions in the futures market are made, offset or fulfilled through a clearinghouse associated with the exchange on which the contracts are traded, the Fund will incur brokerage fees when it purchases or sells futures contracts.

         The purpose of the acquisition or sale of a futures contract, in the case of a portfolio, such as the portfolio of the Fund, which holds or intends to acquire fixed-income securities, is to attempt to protect the Fund from fluctuations in interest or foreign exchange rates without actually buying or selling fixed-income securities or foreign currency. For example, if interest rates were expected to increase, the Fund might enter into futures contracts for the sale of debt securities. Such a sale would have much the same effect as selling an equivalent value of the debt securities owned by the Fund. If interest rates did increase, the value of the debt securities in the portfolio would decline, but the value of the futures contracts to the Fund would increase at approximately the same rate, thereby keeping the net asset value of the Fund from declining as much as it otherwise would have. The Fund could accomplish similar results by selling debt securities and investing in bonds with short maturities when interest rates are expected to increase. However, since the futures market is more liquid than the cash market, the use of futures contracts as an investment technique allows the Fund to maintain a defensive position without having to sell its portfolio securities.

         Similarly, when it is expected that interest rates may decline, futures contracts may be purchased to attempt to hedge against anticipated purchases of debt securities at higher prices. Since the fluctuations in the value of futures contracts should be similar to those of debt securities, the Fund could take advantage of the anticipated rise in the value of debt securities without actually buying them until the market had stabilized. At that time, the futures contracts could be liquidated and the Fund could then buy debt securities on the cash market. To the extent the Fund enters into futures contracts for this purpose, the assets in the segregated asset account maintained to cover the Fund's obligations with respect to such futures contracts will consist of cash, cash equivalents or high quality liquid debt securities from its portfolio in an amount equal to the difference between the fluctuating market value of such futures contracts and the aggregate value of the initial and variation margin payments made by the Fund with respect to such futures contracts.

         The ordinary spreads between prices in the cash and futures markets, due to differences in the nature of those markets, are subject to distortions. First, all participants in the futures market are subject to initial deposit and variation margin requirements. Rather than meeting additional variation margin requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the margin deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of distortion, a correct forecast of general interest rate trends by the Adviser may still not result in a successful transaction.

         In addition, futures contracts entail risks. Although the Fund believes that use of such contracts will benefit the Fund, if the Adviser's investment judgment about the general direction of interest rates is incorrect, the Fund's overall performance would be poorer than if it had not entered into any such contract. For example, if the Fund has hedged against the possibility of an increase in interest rates which would adversely affect the price of debt securities held in its portfolio and interest rates decrease instead, the Fund will lose part or all of the benefit of the increased value of its debt securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash, it may have to sell debt securities from its portfolio to meet daily variation margin requirements. Such sales of bonds may be, but will not necessarily be, at increased prices which reflect the rising market. The Fund may have to sell securities at a time when it may be disadvantageous to do so.

OPTIONS ON FUTURES CONTRACTS

         The Fund intends to purchase and write options on futures contracts for hedging purposes. The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual security. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying debt securities, it may or may not be less risky than ownership of the futures contract or underlying debt securities. As with the purchase of futures contracts, when the Fund is not fully invested it may purchase a call option on a futures contract to hedge against a market advance due to declining interest rates.

         The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the security or foreign currency which is deliverable upon exercise of the futures contract. If the futures price at expiration of the option is below the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in the Fund's portfolio holdings. The writing of a put option on a futures contract constitutes a partial hedge against increasing prices of the security or foreign currency which is deliverable upon exercise of the futures contract. If the futures price at expiration of the option is higher than the exercise price, the Fund will retain the full amount of the option premium which provides as partial hedge against any increase in the price of securities which the Fund intends to purchase. If a put or call option the Fund has written is exercised, the Fund will incur a loss which will be reduced by the amount of the premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its futures positions, the Fund's losses from existing options on futures may to some extent be reduced or increased by changes in the value of portfolio securities.

         The purchase of a put option on a futures contract is similar in some respects to the purchase of protective put options on portfolio securities. For example, the Fund may purchase a put option on a futures contract to hedge the Fund's portfolio against the risk of rising interest rates.

         The amount of risk the Fund assumes when it purchases an option on a futures contract is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased.

OPTIONS ON FOREIGN CURRENCIES

         The Fund may purchase and write options on foreign currencies for hedging purposes in a manner similar to that in which futures contracts on foreign currencies, or forward contracts, will be utilized. For example, a decline in the U.S.

Dollar value of a foreign currency in which portfolio securities are denominated will reduce the U.S. Dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of portfolio securities, the Fund may purchase put options on the foreign currency. If the value of the currency does decline, the Fund will have the right to sell such currency for a fixed amount in U.S. Dollars and will thereby offset, in whole or in part, the adverse effect on its portfolio which otherwise would have resulted.

         Conversely, where a rise in the U.S. Dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, the Fund may purchase call options thereon. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to the Fund deriving from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, the Fund could sustain losses on transactions in foreign currency options which would require it to forego a portion or all of the benefits of advantageous changes in such rates.

         The Fund may write options on foreign currencies for the same types of hedging purposes. For example, where the Fund anticipates a decline in the U.S. Dollar value of foreign currency denominated securities due to adverse fluctuations in exchange rates it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised, and the diminution in value of portfolio securities will be offset by the amount of the premium received.

         Similarly, instead of purchasing a call option to hedge against an anticipated increase in the U.S. Dollar cost of securities to be acquired, the Fund could write a put option on the relevant currency which, if rates move in the manner projected, will expire unexercised and allow the Fund to hedge such increased cost up to the amount of the premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and the Fund would be required to purchase or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, the Fund also may be required to lose all or a portion of the benefits which might otherwise have been obtained from favorable movements in exchange rates.

         The Fund intends to write covered call options on foreign currencies. A call option written on a foreign currency by the Fund is "covered" if the Fund owns the underlying foreign currency covered by the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration held in a segregated account by its Custodian) upon conversion or exchange of other foreign currency held in its portfolio. A call option is also covered if the Fund has a call on the same foreign currency and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the difference is maintained by the Fund in cash or liquid high-grade Government Securities in a segregated account with its Custodian.

         The Fund also intends to write call options on foreign currencies that are not covered for cross-hedging purposes. A call option on a foreign currency is for cross-hedging purposes if it is not covered, but is designed to provide a hedge against a decline in the U.S. Dollar value of a security which the Fund owns or has the right to acquire and which is denominated in the currency underlying the option due to an adverse change in the exchange rate. In such circumstances, the Fund collateralizes the option by maintaining in a segregated account with the Fund's Custodian, cash or liquid high-grade Government Securities in an amount not less than the value of the underlying foreign currency in U.S. Dollars marked to market daily.

ADDITIONAL RISKS OF OPTIONS ON FUTURES CONTRACTS
FORWARD CONTRACTS AND OPTIONS ON FOREIGN CURRENCIES

         Unlike transactions entered into by the Fund in futures contracts, options on foreign currencies and forward contracts are not traded on contract markets regulated by the CFTC or (with the exception of certain foreign currency options) by the Commission. To the contrary, such instruments are traded through financial institutions acting as market-makers, although foreign currency options are also traded on certain national securities exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, subject to SEC regulation. Similarly, options on currencies may be traded over-the-counter. In an over-the- counter trading environment, many of the protections afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the purchaser of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, the option writer and a trader of forward contracts could lose amounts substantially in excess of their initial investments, due to the margin and collateral requirements associated with such positions.

         Options on foreign currencies traded on national securities exchanges are within the jurisdiction of the SEC, as are other securities traded on such exchanges. As a result, many of the protections provided to traders on organized exchanges will be available with respect to such transactions. In particular, all foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the Options Clearing Corporation ("OCC"), thereby reducing the risk of counterparty default. Further, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the over-the-counter market, potentially permitting the Fund to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

         The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events. In addition, exchange-traded options on foreign currencies involve certain risks not presented by the over-the-counter market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions, on exercise.

         In addition, options on U.S. Government Securities, futures contracts, options on futures contracts, forward contracts and options on foreign currencies may be traded on foreign exchanges. Such transactions are subject to the risk of governmental actions affecting trading in or the prices of foreign currencies or securities. The value of such positions also could be adversely affected by (i) other complex foreign political and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions,
(iii) delays in the Fund's ability to act upon economic events occurring in foreign markets during nonbusiness hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (v) lesser trading volume period.

_________________________________________________________________

                           APPENDIX D:
                 CERTAIN EMPLOYEE BENEFIT PLANS
_________________________________________________________________

         Employee benefit plans described below which are intended to be tax-qualified under section 401(a) of the Internal Revenue Code of 1986, as amended ("Tax Qualified Plans"), for which Merrill Lynch, Pierce, Fenner & Smith Incorporated or an affiliate thereof ("Merrill Lynch") is recordkeeper (or with respect to which recordkeeping services are provided pursuant to certain arrangements as described in paragraph (ii) below) ("Merrill Lynch Plans") are subject to specific requirements as to the Fund shares which they may purchase. Notwithstanding anything to the contrary contained elsewhere in this Statement of Additional Information, the following Merrill Lynch Plans are not eligible to purchase Class A shares and are eligible to purchase Class B shares of the Fund at net asset value without being subject to a contingent deferred sales charge:

(i) Plans for which Merrill Lynch is the recordkeeper on a daily valuation basis, if when the plan is established as an active plan on Merrill Lynch's recordkeeping system:

     (a)  the plan is one which is not already
          investing in shares of mutual funds or
          interests in other commingled investment vehicles of which Merrill Lynch Asset
          Management, L.P. is investment adviser or manager ("MLAM Funds"), and either (A) the aggregate assets of the plan are less than $3 million or (B) the total of the sum of
          (x) the employees eligible to participate in the plan and (y) those persons, not including any such employees, for whom a plan account having a balance therein is maintained, is less than 500, each of (A) and (B) to be determined by Merrill Lynch in the normal course prior to the date the plan is established as an active plan on Merrill
          Lynch's recordkeeping system (an "Active
          Plan"); or

     (b) the plan is one which is already investing in shares of or interests in MLAM Funds and the assets of the plan have an aggregate value of less than $5 million, as determined by Merrill Lynch as of the date the plan becomes an Active Plan.

          For purposes of applying (a) and (b), there are to be aggregated all assets of any Tax-
          Qualified Plan maintained by the sponsor of the Merrill Lynch Plan (or any of the sponsor's affiliates) (determined to be such by Merrill Lynch) which are being invested in shares of or interests in MLAM Funds, Alliance Mutual Funds or other mutual funds made available pursuant to an agreement between Merrill Lynch and the principal underwriter thereof (or one of its affiliates) and which are being held in a Merrill Lynch account.

(ii) Plans for which the recordkeeper is not Merrill Lynch, but which are recordkept on a daily valuation basis by a recordkeeper with which Merrill Lynch has a subcontracting or other alliance arrangement for the performance of recordkeeping services, if the plan is determined by Merrill Lynch to be so eligible and the assets of the plan are less than $3 million.

         Class B shares of the Fund held by any of the above-described Merrill Lynch Plans are to be replaced at Merrill Lynch's direction through conversion, exchange or otherwise by Class A shares of the Fund on the earlier of the date that the value of the plan's aggregate assets first equals or exceeds $5 million or the date on which any Class B share of the Fund held by the plan would convert to a Class A share of the Fund as described under "Purchase of Shares" and "Redemption and Repurchase of Shares."

         Any Tax Qualified Plan, including any Merrill Lynch Plan, which does not purchase Class B shares of the Fund without being subject to a contingent deferred sales charge under the above criteria is eligible to purchase Class B shares subject to a contingent deferred sales charge as well as other classes of shares of the Fund as set forth above under "Purchase of Shares" and "Redemption and Repurchase of Shares."

                             PART C

                        OTHER INFORMATION

ITEM 23. Exhibits

    (a) (1) Articles of Incorporation of the Registrant - Incorporated by reference to Exhibit No. 1(a) to Post-Effective Amendment No. 16 of Registrant's Registration Statement on Form N-1A (File Nos. 33-45328 and 811-06554) filed with the Securities and Exchange Commission on October 31, 1997.

         (2) Articles Supplementary to the Articles of Incorporation of Registrant dated April 29, 1997 and filed April 30, 1997 - Incorporated by reference to Exhibit No. 1(b) to Post-Effective Amendment No. 16 of Registrant's Registration Statement on Form N-1A (File Nos. 33-45328 and 811-06554) filed with the Securities and Exchange Commission on October 31, 1997.

         (3) Articles Supplementary to the Articles of Incorporation of Registrant dated September 30, 1996 and filed October 2, 1996 - Incorporated by reference to Exhibit No. 1 to Post-Effective Amendment No. 14 of Registrant's Registration Statement on Form N-1A (File Nos. 33-45328 and 811-06554) filed with the Securities and Exchange Commission on October 31, 1996.

         (4) Articles Supplementary to the Articles of Incorporation of Registrant dated April 29, 1993 and filed April 30, 1993 - Incorporated by reference to Exhibit No. 1(d) to Post-Effective Amendment No. 18 of Registrant's Registration Statement on Form N-1A (File Nos. 33-45328 and 811-06554) filed with the Securities and Exchange Commission on October 30, 1998.

    (b) By-Laws of the Registrant - Incorporated by reference to Exhibit No. 2 to Post-Effective Amendment No. 16 of Registrant's Registration Statement on Form N-1A (File Nos. 33-45328 and 811-06554) filed with the Securities and Exchange Commission on October 31, 1997.

    (c)  Not applicable.

    (d)  Advisory Agreement between the Registrant and Alliance
         Capital Management L.P. - Incorporated by reference to
         Exhibit No. 5 to Post-Effective Amendment No. 16 of

         Registrant's Registration Statement on Form N-1A (File
         Nos. 33-45328 and 811-06554) filed with the Securities and Exchange Commission on October 31, 1997.

    (e) (1) Distribution Services Agreement between the Registrant and Alliance Fund Distributors, Inc. - Incorporated by reference to Exhibit No. 6(a) to Post-Effective Amendment No. 16 of Registrant's Registration Statement on Form N-1A (File Nos. 33-45328 and 811-06554) filed with the Securities and Exchange Commission on October 31, 1997.

         (2) Amendment to Distribution Services Agreement dated June 4, 1996 - Incorporated by reference to Exhibit No. 6 to Post-Effective Amendment No. 14 of Registrant's Registration Statement on Form N-1A (File Nos. 33-45328 and 811-06554) filed with the Securities and Exchange Commission on October 31, 1996.

         (3) Selected Dealer Agreement between Alliance Fund Distributors, Inc. and selected dealers offering shares of Registrant - Incorporated by reference to Exhibit No. 6(c) to Post-Effective Amendment No. 16 of Registrant's Registration Statement on Form N-1A (File Nos. 33-45328 and 811-06554) filed with the Securities and Exchange Commission on October 31, 1997.

         (4) Selected Agent Agreement between Alliance Fund Distributors, Inc. and selected agents making available shares of Registrant - Incorporated by reference to Exhibit No. 6(d) to Post-Effective Amendment No. 16 of Registrant's Registration Statement on Form N-1A (File Nos. 33-45328 and 811-06554) filed with the Securities and Exchange Commission on October 31, 1997.

    (f)  Not applicable.

    (g) Custodian Agreement between the Registrant and Brown Brothers Harriman & Co. - Incorporated by reference to Exhibit No. 8 to Post-Effective Amendment No. 16 of Registrant's Registration Statement on Form N-1A (File Nos. 33-45328 and 811-06554) filed with the Securities and Exchange Commission on October 31, 1997.

    (h) Transfer Agency Agreement between the Registrant and Alliance Fund Services, Inc. - Incorporated by reference to Exhibit No. 9 to Post-Effective Amendment No. 16 of Registrant's Registration Statement on Form N-1A (File

         Nos. 33-45328 and 811-06554) filed with the Securities and Exchange Commission on October 31, 1997.

    (i)  Opinion of Seward & Kissel LLP - Filed herewith.

    (j)  Consent of Independent Auditors - Filed herewith.

    (k)  Not applicable.

    (l)  Not applicable.

    (m)  Rule 12b-1 Plan - See Exhibit (e)(1) hereto.

    (n) (1) Rule 18f-3 Plan - Incorporated by reference to Exhibit No. 18 to Post-Effective Amendment No. 11 of Registrant's Registration Statement on Form N-1A (File Nos. 33-45328 and 811-06554), filed with the Securities and Exchange Commission on February 29, 1996.

         (2) Amended and Restated Rule 18f-3 Plan dated September 30, 1996 - Incorporated by reference to Exhibit No. 18 to Post-Effective Amendment No. 14 of Registrant's Registration Statement on Form N-1A (File Nos. 33-45328 and 811-06554) filed with the Securities and Exchange Commission on October 31, 1996.

    (p) (1) Code of Ethics for the Fund, incorporated by reference to Exhibit (p)(1) to Post-Effective Amendment No. 74 of the Registration Statement on Form N-1A of Alliance Bond Fund, Inc. (File Nos. 2-48227 and 811-2383), filed with the Securities and Exchange Commission on October 6, 2000, which is substantially identical in all material respects except as to the party which is the Registrant.

         (2) Code of Ethics for the Alliance Capital Management L.P. and Alliance Fund Distributors, Inc. incorporated by reference to Exhibit (p)(2) to Post-Effective amendment No. 74 of the Registration Statement on Form N-1A of Alliance Bond Fund, Inc. (File Nos. 2-48227 and 811-2383), filed with the Securities and Exchange Commission on October 6, 2000.

    Other Exhibits:  Powers of Attorney of Ms. Block and Messrs.
    Carifa, Dievler, Dobkin, Foulk, Michel and Robinson - Filed herewith.

ITEM 24. Persons Controlled by or under Common Control with the
         Fund.

         None.

ITEM 25. Indemnification

         It is the Registrant's policy to indemnify its directors and officers, employees and other agents to the maximum extent permitted by Section 2-418 of the General Corporation Law of the State of Maryland and as set forth in Article EIGHTH of Registrant's Articles of Incorporation, filed as Exhibit (a), Article VII and
         Article VIII of the Registrant's By-Laws filed as Exhibit (b) and Section 10 of the Distribution Services Agreement filed as Exhibit (e)(1), all as set forth below. The liability of the Registrant's directors and officers is dealt with in Article EIGHTH of Registrant's Articles of Incorporation, and Article VII, Section 7 and Article VIII, Section 1 through Section 6 of the Registrant's By-Laws, as set forth below. The Adviser's liability for any loss suffered by the Registrant or its shareholders is set forth in Section 4 of the Advisory Agreement incorporated by reference as Exhibit (d) to this Registration Statement, as set forth below.

         SECTION 2-418 OF THE MARYLAND GENERAL CORPORATION LAW
         READS AS FOLLOWS:

              2-418  INDEMNIFICATION OF DIRECTORS, OFFICERS,
              EMPLOYEES AND AGENTS.--(a) In this section the following words have the meaning indicated.

                   (1) "Director" means any person who is or was a director of a corporation and any person who, while a director of a corporation, is or was serving at the request of the corporation as a director, officer, partner, trustee, employee, or agent of another foreign or domestic corporation, partnership, joint venture, trust, other enterprise, or employee benefit plan.

                   (2)  "Corporation" includes any domestic or
              foreign predecessor entity of a corporation in a merger, consolidation, or other transaction in which the predecessor's existence ceased upon consummation of the transaction.

                   (3)  "Expenses" include attorney's fees.

                   (4)  "Official capacity" means the following:

              (i) When used with respect to a director, the office of director in the corporation; and

              (ii) When used with respect to a person other than a director as contemplated in subsection (j), the elective or appointive office in the corporation held by the officer, or the employment or agency relationship undertaken by the employee or agent in behalf of the corporation.

              (iii) "Official capacity" does not include service for any other foreign or domestic corporation or any partnership, joint venture, trust, other enterprise, or employee benefit plan.

                   (5) "Party" includes a person who was, is, or is threatened to be made a named defendant or respondent in a proceeding.

                   (6)  "Proceeding" means any threatened,
              pending or completed action, suit or proceeding, whether civil, criminal, administrative, or investigative.

                   (b)(1)  A corporation may indemnify any
              director made a party to any proceeding by reason of service in that capacity unless it is established that:

              (i)  The act or omission of the director was
              material to the matter giving rise to the proceeding; and

                   1.   Was committed in bad faith; or

                   2.   Was the result of active and deliberate
              dishonesty; or

              (ii) The director actually received an improper personal benefit in money, property, or services; or

              (iii) In the case of any criminal proceeding, the director had reasonable cause to believe that the act or omission was unlawful.

         (2) (i) Indemnification may be against judgments, penalties, fines, settlements, and reasonable expenses actually incurred by the director in connection with the proceeding.

              (ii) However, if the proceeding was one by or in the right of the corporation, indemnification may not be made in respect of any proceeding in which the director shall have been adjudged to be liable to the corporation.

         (3)  (i)   The termination of any proceeding by
         judgment, order or settlement does not create a presumption that the director did not meet the requisite standard of conduct set forth in this subsection.

              (ii)  The termination of any proceeding by
         conviction, or a plea of nolo contendere or its equivalent, or an entry of an order of probation prior to judgment, creates a rebuttable presumption that the director did not meet that standard of conduct.

              (c)  A director may not be indemnified under
         subsection (b) of this section in respect of any proceeding charging improper personal benefit to the director, whether or not involving action in the director's official capacity, in which the director was adjudged to be liable on the basis that personal benefit was improperly received.

              (d)  Unless limited by the charter:

         (1) A director who has been successful, on the merits or otherwise, in the defense of any proceeding referred to in subsection (b) of this section shall be indemnified against reasonable expenses incurred by the director in connection with the proceeding.

         (2) A court of appropriate jurisdiction upon application of a director and such notice as the court shall require, may order indemnification in the following circumstances:

         (i) If it determines a director is entitled to reimbursement under paragraph (1) of this subsection, the court shall order indemnification, in which case the director shall be entitled to recover the expenses of securing such reimbursement; or

         (ii) If it determines that the director is fairly and reasonably entitled to indemnification in view of all the relevant circumstances, whether or not the director has met the standards of conduct set forth in subsection
         (b) of this section or has been adjudged liable under the circumstances described in subsection (c) of this section, the court may order such indemnification as the court shall deem proper. However, indemnification with respect to any proceeding by or in the right of the corporation or in which liability shall have been adjudged in the circumstances described in subsection
         (c) shall be limited to expenses.

              (3) A court of appropriate jurisdiction may be the same court in which the proceeding involving the director's liability took place.

              (e)(1) Indemnification under subsection (b) of this section may not be made by the corporation unless authorized for a specific proceeding after a determination has been made that indemnification of the director is permissible in the circumstances because the director has met the standard of conduct set forth in subsection (b) of this section.

              (2)  Such determination shall be made:

         (i) By the board of directors by a majority vote of a quorum consisting of directors not, at the time, parties to the proceeding, or, if such a quorum cannot be obtained, then by a majority vote of a committee of the board consisting solely of two or more directors not, at the time, parties to such proceeding and who were duly designated to act in the matter by a majority vote of the full board in which the designated directors who are parties may participate;

         (ii) By special legal counsel selected by the board or a committee of the board by vote as set forth in subparagraph (i) of this paragraph, or, if the requisite quorum of the full board cannot be obtained therefor and the committee cannot be established, by a majority vote of the full board in which directors who are parties may participate; or

         (iii) By the stockholders.

              (3)  Authorization of indemnification and
         determination as to reasonableness of expenses shall be made in the same manner as the determination that indemnification is permissible. However, if the determination that indemnification is permissible is made by special legal counsel, authorization of indemnification and determination as to reasonableness of expenses shall be made in the manner specified in subparagraph (ii) of paragraph (2) of this subsection for selection of such counsel.

              (4) Shares held by directors who are parties to the proceeding may not be voted on the subject matter under this subsection.

              (f)(1) Reasonable expenses incurred by a director who is a party to a proceeding may be paid or reimbursed by the corporation in advance of the final disposition of the proceeding, upon receipt by the corporation of:

         (i) A written affirmation by the director of the director's good faith belief that the standard of conduct necessary for indemnification by the corporation as authorized in this section has been met; and

         (ii) A written undertaking by or on behalf of the director to repay the amount if it shall ultimately be determined that the standard of conduct has not been met.

              (2) The undertaking required by subparagraph (ii) of paragraph (1) of this subsection shall be an unlimited general obligation of the director but need not be secured and may be accepted without reference to financial ability to make the repayment.

              (3) Payments under this subsection shall be made as provided by the charter, bylaws, or contract or as specified in subsection (e) of this section.

              (g)  The indemnification and advancement of
         expenses provided or authorized by this section may not be deemed exclusive of any other rights, by indemnification or otherwise, to which a director may be entitled under the charter, the bylaws, a resolution of stockholders or directors, an agreement or otherwise, both as to action in an official capacity and as to action in another capacity while holding such office.

              (h) This section does not limit the corporation's power to pay or reimburse expenses incurred by a director in connection with an appearance as a witness in a proceeding at a time when the director has not been made a named defendant or respondent in the proceeding.

              (i)  For purposes of this section:

              (1)  The corporation shall be deemed to have
         requested a director to serve an employee benefit plan where the performance of the director's duties to the corporation also imposes duties on, or otherwise involves services by, the director to the plan or participants or beneficiaries of the plan:

              (2) Excise taxes assessed on a director with respect to an employee benefit plan pursuant to applicable law shall be deemed fines; and

              (3) Action taken or omitted by the director with respect to an employee benefit plan in the performance of the director's duties for a purpose reasonably believed by the director to be in the interest of the participants and beneficiaries of the plan shall be deemed to be for a purpose which is not opposed to the best interests of the corporation.

              (j)  Unless limited by the charter:

              (1)  An officer of the corporation shall be
         indemnified as and to the extent provided in subsection
         (d) of this section for a director and shall be entitled, to the same extent as a director, to seek indemnification pursuant to the provisions of subsection
         (d);

              (2)  A corporation may indemnify and advance
         expenses to an officer, employee, or agent of the corporation to the same extent that it may indemnify directors under this section; and

              (3) A corporation, in addition, may indemnify and advance expenses to an officer, employee, or agent who is not a director to such further extent, consistent with law, as may be provided by its charter, bylaws, general or specific action of its board of directors or contract.

              (k)(1) A corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee, or agent of the corporation, or who, while a director, officer, employee, or agent of the corporation, is or was serving at the request, of the corporation as a director, officer, partner, trustee, employee, or agent of another foreign or domestic corporation, partnership, joint venture, trust, other enterprise, or employee benefit plan against any liability asserted against and incurred by such person in any such capacity or arising out of such person's position, whether or not the corporation would have the power to indemnify against liability under the provisions of this section.

              (2) A corporation may provide similar protection, including a trust fund, letter of credit, or surety bond, not inconsistent with this section.

              (3) The insurance or similar protection may be provided by a subsidiary or an affiliate of the corporation.

              (1) Any indemnification of, or advance of expenses to, a director in accordance with this section, if arising out of a proceeding by or in the right of the corporation, shall be reported in writing to the stockholders with the notice of the next stockholders' meeting or prior to the meeting."

ARTICLE EIGHTH OF THE REGISTRANT'S ARTICLES OF INCORPORATION
READS AS FOLLOWS:

              (1) To the full extent that limitations on the liability of directors and officers are permitted by the Maryland General Corporation Law, no director or officer of the Corporation shall have any liability to the Corporation or its stockholders for damages. This limitation on liability applies to events occurring at the time a person serves as a director or officer of the Corporation whether or not such person is a director or officer at the time of any proceeding in which liability is asserted.

              (2) The Corporation shall indemnify and advance expenses to its currently acting and its former directors to the full extent that indemnification of directors is permitted by the Maryland General Corporation Law. The Corporation shall indemnify and advance expenses to its officers to the same extent as its directors and to such further extent as is consistent with law. The Board of Directors may by By-Law, resolution or agreement make further provisions for indemnification of directors, officers, employees and agents to the full extent permitted by the Maryland General Corporation Law.

              (3) No provision of this Article shall be effective to protect or purport to protect any director or officer of the Corporation against any liability to the Corporation or its stockholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

              (4) References to the Maryland General Corporation Law in this Article are to that law as from time to time amended. No amendment to the Charter of the Corporation shall affect any right of any person under this Article based on any event, omission or proceeding prior to the amendment.

ARTICLE VII, SECTION 7 OF THE REGISTRANT'S BY-LAWS READS AS
FOLLOWS:

              Section 7. INSURANCE AGAINST CERTAIN LIABILITIES. The Corporation shall not bear the cost of insurance that protects or purports to protect directors and officers of the Corporation against any liabilities to the Corporation or its security holders to which any such director or officer would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

ARTICLE VIII OF THE REGISTRANT'S BY-LAWS READS AS FOLLOWS:

              Section B.  INDEMNIFICATION OF DIRECTORS AND
              OFFICERS. The Corporation shall indemnify its directors to the full extent that indemnification of directors is permitted by the Maryland General Corporation Law. The Corporation shall indemnify its officers to the same extent as its directors and to such further extent as is consistent with law. The Corporation shall indemnify its directors and officers who while serving as directors or officers also serve at the request of the Corporation as a director, officer, partner, trustee, employee, agent or fiduciary of another corporation, partnership, joint venture, trust, other enterprise or employee benefit plan to the full extent consistent with law. The indemnification and other rights provided by this Article shall continue as to a person who has ceased to be a director or officer and shall inure to the benefit of the heirs, executors and administrators of such a person. This Article shall not protect any such person against any liability to the Corporation or any stockholder thereof to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office ("disabling conduct").

              Section B. ADVANCES. Any current or former director or officer of the Corporation seeking indemnification within the scope of this Article shall be entitled to advances from the Corporation for payment of the reasonable expenses incurred by him in connection with the matter as to which he is seeking indemnification in the manner and to the full extent permissible under the Maryland General Corporation Law. The person seeking indemnification shall provide to the Corporation a written affirmation of his good faith belief that the standard of conduct necessary for indemnification by the Corporation has been met and a written undertaking to repay any such advance if it should ultimately be determined that the standard of conduct has not been met. In addition, at least one of the following additional conditions shall be met: (a) the person seeking indemnification shall provide a security in form and amount acceptable to the Corporation for his undertaking; (b) the Corporation is insured against losses arising by reason of the advance; or (c) a majority of a quorum of directors of the Corporation who are neither "interested persons" as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended, nor parties to the proceeding ("disinterested non-party directors"), or independent legal counsel, in a written opinion, shall have determined, based on a review of facts readily available to the Corporation at the time the advance is proposed to be made, that there is reason to believe that the person seeking indemnification will ultimately be found to be entitled to indemnification.

              Section B. PROCEDURE. At the request of any person claiming indemnification under this Article, the Board of Directors shall determine, or cause to be determined, in a manner consistent with the Maryland General Corporation Law, whether the standards required by this Article have been met. Indemnification shall be made only following:
              (a) a final decision on the merits by a court or other body before whom the proceeding was brought that the person to be indemnified was not liable by reason of disabling conduct or (b) in the absence of such a decision, a reasonable determination, based upon a review of the facts, that the person to be indemnified was not liable by reason of disabling conduct by (i) the vote of a majority of a quorum of disinterested non-party directors or

              (ii) an independent legal counsel in a written opinion.

              Section B.  INDEMNIFICATION OF EMPLOYEES AND
              AGENTS. Employees and agents who are not officers or directors of the Corporation may be indemnified, and reasonable expenses may be advanced to such employees or agents, as may be provided by action of the Board of Directors or by contract, subject to any limitations imposed by the Investment Company Act of 1940.

              Section B. OTHER RIGHTS. The Board of Directors may make further provision consistent with law for indemnification and advance of expenses to directors, officers, employees and agents by resolution, agreement or otherwise. The indemnification provided by this Article shall not be deemed exclusive of any other right, with respect to indemnification or otherwise, to which those seeking indemnification may be entitled under any insurance or other agreement or resolution of stockholders or disinterested directors or otherwise. The rights provided to any person by this Article shall be enforceable against the Corporation by such person who shall be presumed to have relied upon it in serving or continuing to serve as a director, officer, employee, or agent as provided above.

              Section B. AMENDMENTS. References in this Article are to the Maryland General Corporation Law and to the Investment Company Act of 1940 as from time to time amended. No amendment of these By-laws shall affect any right of any person under this Article based on any event, omission or proceeding prior to the amendment.

         The Advisory Agreement between Registrant and Alliance Capital Management L.P. provides that Alliance Capital Management L.P. will not be liable under such agreements for any mistake of judgment or in any event whatsoever except for lack of good faith and that nothing therein shall be deemed to protect Alliance Capital Management L.P. against any liability to Registrant or its security holders to which it would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties thereunder, or by reason of reckless disregard of its duties and obligations thereunder.

         The Distribution Services Agreement between the Registrant and Alliance Fund Distributors, Inc. provides that the Registrant will indemnify, defend and hold Alliance Fund Distributors, Inc., and any person who controls it within the meaning of Section 15 of the Securities Act of 1933 (the "Securities Act"), free and harmless from and against any and all claims, demands, liabilities and expenses which Alliance Fund Distributors, Inc. or any controlling person may incur arising out of or based upon any alleged untrue statement of a material fact contained in Registrant's Registration Statement, Prospectus or Statement of Additional Information or arising out of, or based upon any alleged omission to state a material fact required to be stated in any one of the foregoing or necessary to make the statements in any one of the foregoing not misleading.

         The foregoing summaries are qualified by the entire text of Registrant's Articles of Incorporation and By-Laws, the Advisory Agreement between Registrant and Alliance Capital Management L.P. and the Distribution Services Agreement between Registrant and Alliance Fund Distributors, Inc. which are Exhibits (a), (b), (d) and
         (e)(1), respectively, in response to Item 23 and each of which are incorporated by reference herein. Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officer and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

         In accordance with Release No. IC-11330 (September 2,
         1980), the Registrant will indemnify its directors, officers, investment manager and principal underwriters only if (1) a final decision on the merits was issued by the court or other body before whom the proceeding was brought that the person to be indemnified (the "indemnitee") was not liable by reason or willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office ("disabling conduct") or (2) a reasonable determination is made, based upon a review of the facts, that the indemnitee was not liable by reason of disabling conduct, by (a) the vote of a majority of a quorum of the directors who are neither "interested persons" of the Registrant as defined in section 2(a)(19) of the Investment Company Act of 1940 nor parties to the proceeding ("disinterested, non-party directors"), or (b) an independent legal counsel in a written opinion. The Registrant will advance attorneys fees or other expenses incurred by its directors, officers, investment adviser or principal underwriters in defending a proceeding, upon the undertaking by or on behalf of the indemnitee to repay the advance unless it is ultimately determined that he is entitled to indemnification and, as a condition to the advance,
         (1) the indemnitee shall provide a security for his undertaking, (2) the Registrant shall be insured against losses arising by reason of any lawful advances, or
         (3) a majority of a quorum of disinterested, non-party directors of the Registrant, or an independent legal counsel in a written opinion, shall determine, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the indemnitee ultimately will be found entitled to indemnification.

ITEM 26. Business and Other Connections of Investment Adviser.

         The descriptions of Alliance Capital Management L.P.
         under the captions "Management of the Fund" in the Prospectus and in the Statement of Additional
         Information constituting Parts A and B, respectively, of this Registration Statement are incorporated by reference herein.

         The information as to the directors and executive officers of Alliance Capital Management Corporation, the general partner of Alliance Capital Management L.P., set forth in Alliance Capital Management L.P.'s Form ADV filed with the Securities and Exchange Commission on April 21, 1988 (File No. 801-32361) and amended through the date hereof, is incorporated by reference herein.

ITEM 27. Principal Underwriters

         (a) Alliance Fund Distributors, Inc., the Registrant's Principal Underwriter in connection with the sale of shares of the Registrant. Alliance Fund Distributors, Inc. acts as Principal Underwriter or Distributor for the following investment companies:

              AFD Exchange Reserves
              Alliance All-Asia Investment Fund, Inc.
              Alliance Balanced Shares, Inc.
              Alliance Bond Fund, Inc.
              Alliance Capital Reserves
              Alliance Disciplined Value Fund, Inc.
              Alliance Global Dollar Government Fund, Inc.
              Alliance Global Small Cap Fund, Inc.
              Alliance Global Strategic Income Trust, Inc.
              Alliance Government Reserves
              Alliance Greater China '97 Fund, Inc.
              Alliance Growth and Income Fund, Inc.
              Alliance Health Care Fund, Inc.
              Alliance High Yield Fund, Inc.
              Alliance Institutional Fund, Inc.
              Alliance Institutional Reserves, Inc.
              Alliance International Fund
              Alliance International Premier Growth Fund, Inc. Alliance Money Market Fund
              Alliance Multi-Market Strategy Trust, Inc.
              Alliance Municipal Income Fund, Inc.
              Alliance Municipal Income Fund II
              Alliance Municipal Trust
              Alliance New Europe Fund, Inc.
              Alliance North American Government Income
                Trust, Inc.
              Alliance Premier Growth Fund, Inc.
              Alliance Quasar Fund, Inc.
              Alliance Real Estate Investment Fund, Inc.
              Alliance Select Investor Series, Inc.
              Alliance Technology Fund, Inc.
              Alliance Utility Income Fund, Inc.
              Alliance Variable Products Series Fund, Inc.
              Alliance Worldwide Privatization Fund, Inc.
              The Alliance Fund, Inc.
              The Alliance Portfolios
              Sanford C. Bernstein Fund, Inc.

         (b) The following are the Directors and Officers of Alliance Fund Distributors, Inc., the principal place of business of which is 1345 Avenue of the Americas, New York, New York, 10105.

                              POSITIONS AND                 POSITIONS AND
                              OFFICES WITH                  OFFICES WITH
NAME                          UNDERWRITER                   REGISTRANT

Michael J. Laughlin           Director and Chairman

John D. Carifa                Director                      President,
                                                            Director/
                                                            Trustee

Robert L. Errico              Director and President

Geoffrey L. Hyde              Director and Senior
                                                            Vice President

Dave H. Williams              Director

David Conine                  Executive Vice President

Richard A. Davies             Executive Vice President &
                                                            Managing Director

Richard K. Saccullo           Executive Vice President

Edmund P. Bergan, Jr.         Senior Vice President,        Secretary/
                              General Counsel and           Clerk
                              Secretary

Robert H. Joseph, Jr.         Senior Vice President
                              and Chief Financial Officer

Anne S. Drennan               Senior Vice President
                              and Treasurer

Benji A. Baer                 Senior Vice President

John R. Bonczek               Senior Vice President

John R. Carl                  Senior Vice President

James S. Comforti             Senior Vice President

Richard W. Dabney             Senior Vice President

Mark J. Dunbar                Senior Vice President

Donald N. Fritts              Senior Vice President

Andrew L. Gangolf             Senior Vice President         Assistant
                              and Assistant General         Secretary/
                              Counsel                       Assistant
                                                            Clerk

John Grambone                 Senior Vice President

William B. Hanigan            Senior Vice President

Bradley F. Hanson             Senior Vice President

George H. Keith               Senior Vice President

Richard D. Keppler            Senior Vice President

Richard E. Khaleel            Senior Vice President

Stephen R. Laut               Senior Vice President

Susan L. Matteson-King        Senior Vice President

Shawn P. McClain              Senior Vice President

Daniel D. McGinley            Senior Vice President

Joanna D. Murray              Senior Vice President

Antonios G. Poleondakis       Senior Vice President

Robert E. Powers              Senior Vice President

Domenick Pugliese             Senior Vice President         Assistant
                              and Assistant General         Secretary
                              Counsel                       Assistant
                                                            Clerk

Kevin A. Rowell               Senior Vice President

John P. Schmidt               Senior Vice President

Kurt H. Schoknecht            Senior Vice President

Henry J. Schulthesz           Senior Vice President

Raymond S. Sclafani           Senior Vice President

Gregory K. Shannahan          Senior Vice President

Scott C. Sipple               Senior Vice President

Joseph F. Sumanski            Senior Vice President

Peter J. Szabo                Senior Vice President

Scott Tobin                   Senior Vice President

Joseph T. Tocyloski           Senior Vice President

David R. Turnbough            Senior Vice President

William C. White              Senior Vice President

Richard A. Winge              Senior Vice President

Emilie D. Wrapp               Senior Vice President
                              and Assistant General
                              Counsel

Gerard J. Friscia             Vice President and
                              Controller

Michael W. Alexander          Vice President

Ricardo Arreola               Vice President

Peter J. Barber               Vice President

Kenneth F. Barkoff            Vice President

Adam J. Barnett               Vice President

Charles M. Barrett            Vice President

Matthew F. Beaudry            Vice President

Leo Benitez                   Vice President

Gregory P. Best               Vice President

Dale E. Boyd                  Vice President

Robert F. Brendli             Vice President





Thomas C. Callahan            Vice President

Kevin T. Cannon               Vice President

John M. Capeci                Vice President

John P. Chase                 Vice President

Doris T. Ciliberti            Vice President

William W. Collins, Jr.       Vice President

Leo H. Cook                   Vice President

Russell R. Corby              Vice President

Dwight P. Cornell             Vice President

Michael R. Crimmins           Vice President

John W. Cronin                Vice President

Robert J. Cruz                Vice President

Michael K. DeLuz              Vice President

Daniel J. Deckman             Vice President

Sherry V. Delaney             Vice President

Sophia Demetriades            Vice President

Richard P. Dyson              Vice President

John C. Endahl                Vice President

Adam E. Engelhardt            Vice President

John E. English               Vice President

Sohaila S. Farsheed           Vice President

Daniel J. Frank               Vice President

Alex G. Garcia                Vice President

Michael J. Germain            Vice President

Mark D. Gersten               Vice President                Treasurer and
                                                            Chief
                                                            Financial
                                                            Officer

Hyman Glasman                 Vice President

Alan Halfenger                Vice President

Michael S. Hart               Vice President

Timothy A. Hill               Vice President

George R. Hrabovsky           Vice President

Michael J. Hutton             Vice President

Dana A. Ifft                  Vice President

Theresa Iosca                 Vice President

Oscar J. Isoba                Vice President

Eric G. Kalendar              Vice President

Victor Kopelakis              Vice President

Richard D. Kozlowski          Vice President

Daniel W. Krause              Vice President

Donna M. Lamback              Vice President

P. Dean Lampe                 Vice President

Joseph R. Laspina             Vice President

Henry Michael Lesmeister      Vice President

Eric L. Levinson              Vice President

James M. Liptrot              Vice President

James P. Luisi                Vice President

Michael F. Mahoney            Vice President

Kathryn Austin Masters        Vice President

Thomas M. McConnell           Vice President

David L. McGuire              Vice President

Jeffrey P. Mellas             Vice President

Michael V. Miller             Vice President

Marcia L. Mohler              Vice President

Thomas F. Monnerat            Vice President

Michael F. Nash, Jr.          Vice President

Timothy H. Nasworthy          Vice President

Nicole Nolan-Koester          Vice President

Daniel A. Notto               Vice President

Peter J. O'Brien              Vice President

John C. O'Connell             Vice President

John J. O'Connor              Vice President

Daniel P. O'Donnell           Vice President

Richard J. Olszewski          Vice President

Jeffrey R. Petersen           Vice President

Catherine N. Peterson         Vice President

James J. Posch                Vice President

Bruce W. Reitz                Vice President

Karen C. Satterberg           Vice President



Richard J. Sidell             Vice President

Clara Sierra                  Vice President

Teris A. Sinclair             Vice President

Jeffrey C. Smith              Vice President

David A. Solon                Vice President

Martine H. Stansbery, Jr.     Vice President

Eileen Stauber                Vice President

Gordon Telfer                 Vice President

Benjamin H. Travers           Vice President

Andrew B. Vaughey             Vice President

Wayne W. Wagner               Vice President

Mark E. Westmoreland          Vice President

Paul C. Wharf                 Vice President

Matthew Witschel              Vice President

Michael A. Wolfsmith          Vice President

Stephen P. Wood               Vice President

Keith A. Yoho                 Vice President

Richard J. Appaluccio         Assistant Vice
                              President

Andrew Berger                 Assistant Vice
                              President

Paul G. Bishop                Assistant Vice
                              President

Alan T. Brum                  Assistant Vice
                              President

Mark S. Burns                 Assistant Vice
                              President

Maria L. Carreras             Assistant Vice
                              President

Judith A. Chin                Assistant Vice
                              President

Jorge Ciprian                 Assistant Vice
                              President

Jean A. Coomber               Assistant Vice
                              President

Dorsey Davidge                Assistant Vice
                              President

Jennifer M. DeLong            Assistant Vice
                              President

Janet B. DiBrita              Assistant Vice
                              President

Ralph A. DiMeglio             Assistant Vice
                              President

Timothy J. Donegan            Assistant Vice
                              President

Joan Eilbott                  Assistant Vice
                              President

Michael J. Eustic             Assistant Vice
                              President



Arthur F. Hoyt, Jr.           Assistant Vice
                              President

David A. Hunt                 Assistant Vice
                              President

Elizabeth E. Keefe            Assistant Vice
                              President

Edward W. Kelly               Assistant Vice
                              President

Jeffrey M. Kusterer           Assistant Vice
                              President

Alexandra C. Landau           Assistant Vice
                              President

Laurel E. Lindner             Assistant Vice
                              President

Evamarie C. Lombardo          Assistant Vice
                              President

Scott T. Malatesta            Assistant Vice
                              President

Amanda McNichol               Assistant Vice
                              President

Richard F. Meier              Assistant Vice
                              President

Charles B. Nanick             Assistant Vice
                              President

Alex E. Pady                  Assistant Vice
                              President

Raymond E. Parker             Assistant Vice
                              President

Wandra M. Perry-Hartsfield    Assistant Vice
                              President

Rizwan A. Raja                Assistant Vice
                              President

Carol H. Rappa                Assistant Vice
                              President

Brendan J. Reynolds           Assistant Vice
                              President

Patricia Ridella              Assistant Vice
                              President

James A. Rie                  Assistant Vice
                              President

Lauryn A. Rivello             Assistant Vice
                              President

Jessica M. Rozman             Assistant Vice
                              President

Christina Santiago            Assistant Vice
                              President and
                              Counsel

Eileen B. Sebold              Assistant Vice
                              President

Orlando Soler                 Assistant Vice
                              President

Nancy D. Testa                Assistant Vice
                              President

Sarah R. Tolkin               Assistant Vice
                              President

Marie R. Vogel                Assistant Vice
                              President

Eric D. Weedon                Assistant Vice
                              President

Jesse L. Weissberger          Assistant Vice
                              President

Nina C. Wilkinson             Assistant Vice
                              President

Mark R. Manley                Assistant Secretary


       (c)   Not applicable.

ITEM 28. Location of Accounts and Records.

         The majority of the accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules thereunder are maintained as follows: journals, ledgers, securities records and other original records are maintained principally at the offices of Alliance Fund Services, Inc., 500 Plaza Drive, Secaucus, New Jersey, 07094 and at the offices of Brown Brothers Harriman & Co., the Registrant's Custodian, 40 Water Street, Boston, MA, 02109. All other records so required to be maintained are maintained at the offices of Alliance Capital Management L.P., 1345 Avenue of the Americas, New York, New York, 10105.

ITEM 29. Management Services.

         Not applicable.

ITEM 30. Undertakings

         Not applicable.

                           SIGNATURES

    Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this Amendment to its Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and the State of New York, on the 27 day of February, 2001.

                        ALLIANCE NORTH AMERICAN GOVERNMENT INCOME
                        TRUST, INC.

                        By: /s/ John D. Carifa
                            ______________________
                             John D. Carifa
                             Chairman and President

    Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

    Signature            Title            Date
    ---------            -----            ----
1.  Principal
    Executive Officer:

/s/ John D. Carifa       Chairman and
_____________________    President        February 27, 2001
    John D. Carifa

2. Principal Financial
     and Accounting Officer:

/s/ Mark D. Gersten      Treasurer and    February 27, 2001
______________________   Chief Financial
    Mark D. Gersten      Officer

3. All of the Directors:

    Ruth Block
    John D. Carifa
    David H. Dievler
    John H. Dobkin
    William H. Foulk, Jr.
    Clifford L. Michel
    Donald J. Robinson

    By: /s/ Edmund P. Bergan, Jr.         February 27, 2001
        _________________________
        Edmund P. Bergan, Jr.
        (Attorney-in-Fact)

                        INDEX TO EXHIBITS



(i)      Opinion and Consent of Seward & Kissel LLP
(j)      Consent of Independent Auditors
Other Exhibits:  Powers of Attorney














































                              C-29
00250117.BD0